UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1.	Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Capital Management Fund

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg
Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Low Duration Municipal Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class A shares increased by one cent to $12.35 per share during the fiscal year ended September 30, 2015. If you were with us for the entire period, you received dividends of 1.757 cents per share. If you reinvested your dividends, you received 1.758 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index, with a 0.22% total return (without sales charge) for the fiscal year ended September 30, 2015, compared to the 0.85% total return for the BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index.

Our interest-rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve was lower than the benchmark’s – and drove price return relative to the benchmark. The market’s returns were a result of increasing short-term interest rates. Chart I illustrates the change in interest rates for all maturities from one to 30 years for the 12 months ended September 30, 2015.

The U.S. Economy and the Federal Reserve Board

The U.S. economy grew at an average rate of 2.2% for the last three quarters ended June 30, 2015, (information for the quarter ended September 30, 2015, is not available as of this writing). If we go back four quarters, the average growth rate is 2.7%. The unemployment rate declined to 5.1% in September 2015, although the September nonfarm payroll number did give the markets a bit of a scare, by falling way short of expectations at 142,000. John C. Williams, the President and CEO of The Federal Reserve Bank of San Francisco, noted in a recent speech that:

“My estimate of the natural rate of unemployment today is 5 percent, consistent with pre-recession estimates. With the current rate at 5.1 percent, we are very close.”

Job vacancies are at the highest levels since the time series has been tracked since 2000. So how do we square this circle? It might be that as we reach the “natural rate of unemployment,” employers are finding it harder and harder to find qualified employees. If this were to be the case, the economy might begin to see wage pressures build. Inflation, by any measure, has been consistently below the Fed’s target of 2.00%.

The Federal Reserve Board has put off raising short-term interest rates yet again. Zero short-term interest rates are an appropriate policy response for an economy losing more than 500,000 jobs a month, with an unemployment rate of 10%, which is what the U.S. economy experienced during the Great Recession. But in the seventh year of zero short-term interest rates, market participants question whether it is an appropriate

Chart I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 30, 2015)

policy for an economy that has added an average of 229,000 jobs for the last 12 months, with a 5.1% unemployment rate. In a recent news conference, Federal Reserve Chair Janet L. Yellen stated, “The recovery from the Great Recession has advanced sufficiently far and domestic spending has been sufficiently robust that an argument can be made for a rise in interest rates at this time.” This is true. Retail sales are up 2.2% year-over-year, as of August 31, 2015. Auto sales topped expectations in September, reaching an annual rate of 18.07 million cars and trucks. But Ms. Yellen, in the same news conference, went on to say, “heightened uncertainties abroad” have kept the Fed on hold as it awaits more data. Regardless, waiting for the Fed to raise short-term interest rates is akin to “Waiting for Godot.”

Real yields, which are nominal interest rates less an inflation measure, are still quite low, and credit spreads (the incremental yield an investor is promised to buy a lower-rated credit) are still very narrow. In this environment, we believe investors are not getting paid to take risk, and consequently we are taking less risk in terms of both maturity and lower-quality credit risk.

The Municipal Bond Market Credit Picture

The credit picture for the municipal bond market is generally pretty good, unless you happen to be a state whose economy is based on energy production. On September 17, 2015, the Nelson A. Rockefeller Institute of Government at the State University of New York released its 100th state tax revenue report:

“State tax revenues grew by 5.8 percent in the first quarter of 2015, according to the 100th State Revenue Report of the Rockefeller Institute. All major sources of

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

tax revenues showed solid growth during this period: personal tax collections grew by 7.1 percent, corporate tax revenues at 3.3 percent, sales taxes at 5.2 percent, and motor fuels at 4.4 percent. Preliminary figures for the second quarter of calendar year 2015 (the final quarter of fiscal year 2015 in most states) indicate growth in total state tax collections of 7.6 percent and particularly strong growth in personal income tax collections of 14.3 percent. State revenue forecasts call for a slowdown in total personal income tax growth to 2.7 percent in FY [fiscal year] 2016, from 5.1 percent estimated by states for FY 2015.”

Bloomberg recently reported that the 2014 median funding level of state pension plans improved to 70% from 69.2% in 2013. An 80% funding level is often seen as the line of demarcation between a well-funded state pension and one that’s not well funded, as suggested by the Pew Research Center.

We have seen some well-chronicled defaults in the municipal bond market in the last few years, and Puerto Rico’s financial troubles continue to garner headlines, one of which, penned by Morningstar, states that the island’s pension is only funded to 8.4% of its $34.0 billion liability level. Let us add here that none of the Thornburg municipal funds own any Puerto Rico debt! Table I highlights the results of several of the municipal bankruptcy proceedings around the country. There are a few lessons to be learned from this table. First, given the choice between pensioners and bondholders, pensioners win almost every time! In Detroit’s case (we did not have any direct exposure to the city of Detroit in any of the Thornburg municipal funds), the pensioner’s limited impairment resulted in a 95.5% benefit for non-uniform workers and a 100% benefit for uniform workers (both sustained a 50% cost of living reduction) while bondholders received between 74% and 11% (plus miscellaneous other assets) of what they were owed, highlighting again the value of sound, fundamental, bottom-up credit research – what we view as a Thornburg strength.

Market Liquidity and Federal Regulations

It has been our contention for some time that the fixed-income markets are growing less and less liquid. This is a result of the consolidation that took place after the financial crisis and the federal laws and regulation (Dodd-Frank and the Volcker Rule) enacted to reduce the likelihood of a repeat. This is evidenced by the amount of inventory broker/dealers commit to the various markets. From 2000 through 2008, the period prior to the financial crisis, broker/dealer inventory levels averaged 7.9% of the municipal bond assets in mutual funds (excluding money market funds), exchange traded funds (ETFs), and closed-end funds. Today that number stands at 2.5%. The corporate bond market numbers are even more staggering! Inventory levels prior to the financial crisis stood at 34.5% and today are at 4.7%.

Table I | Status of Select Municipal Bankruptcy Cases

ENTITY	BANKRUPTCY PROCEEDINGS	PENSION RECOVERY	BONDHOLDER RECOVERY

San Bernardino, CA	Pending	Unimpaired	1-100% A

Stockton, CA	Concluded	Unimpaired C	0.25%-100% B

Detroit, MI	Concluded	Limited Impairment	74% for GOULT [2]

Jefferson County, AL	Concluded	Unimpaired	88% for GOLT [3]

Central Falls, RI (Statutory Liens on Local GOs) [1]	Concluded	Haircuts up to 55%	Unimpaired

Source: Morgan Stanley Muni Monday Morning newsletter, July 27, 2015.

A.	San Bernardino City Council – approved plan proposes 1% recovery Pension Obligation Bonds (unsecured) but full payments for Lease Revenue COP Bonds secured by the police station as collateral.
B.	Stockton paid 0.25% on leases backing a golf course.
C.	Retiree health plan was canceled.

1.	GOs – general obligation bonds.
2.	GOULT – general obligation unlimited tax.
3.	GOLT – general obligation limited tax.

This reduced commitment to the fixed income markets is coupled with a significant increase in ownership of corporate bonds by retail investors in mutual funds, exchange-traded funds, and closed-end funds. The average for the period from 2000 through 2008 was 8.5%, and now that figure is 22.4%. This ratio has remained fairly constant for municipal bonds, at around 20%. Why is this important? This reduced liquidity may mean that investors should be ready for increased price volatility if and when interest rates increase.*

The U.S. Securities and Exchange Commission is concerned about this risk. On September 22, 2015, it released for comment proposed new liquidity rules. This proposal centers around three recommendations for mutual funds and ETFs:

•	institute a liquidity management program

•	enhance disclosure regarding fund liquidity and redemption practices

•	allow mutual funds to elect “swing pricing” to effectively pass on the costs stemming from shareholder purchase or redemption activity

This sounds like some pretty good regulation until one couples it with a letter Thornburg received from State Street Bank, the Fund’s custodian, in which the bank informed us that due to “the evolving regulatory environment” and “implementation of

*	Source for bond inventory data: U.S. Federal Reserve: Financial Accounts of the United States.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

the Basel III accord” they will be charging us 0.20% for cash reserves held in excess of 5% of assets under management in a given Thornburg fund. Reserves are an important tool to manage overall interest-rate sensitivity, shareholder withdrawals (as we saw in 2013 with the “taper tantrum”), and also provide dry powder for periods of market disruption. So we are caught between one regulator directing us to be more liquid and the unintended consequences of other regulation forcing us to be less liquid.

We are managing this new environment by utilizing four levels of liquidity reserves in the municipal bond mutual funds:

1.	Maintain maximum liquidity at the custodian bank before the change is implemented.

2.	Buy variable-rate demand notes (VRDNs) with short-term liquidity features.

3.	Buy U.S. Treasury bills if VRDNs are not available, which will be a temporary position. The bad news is that we may incur some taxable income with these; the good news is not a lot of taxable income may be incurred with an average rate of 0.01%.

4.	Buy securities eligible for money market funds to purchase. The thought here is that if we see a market disruption, shareholders may flee to the safety of municipal money market funds. Being able to sell these securities to money market funds as their demand increases should decrease the liquidity risk of the Fund.

Conclusion

We are in a trying environment; investors have a great desire for income, and the unintended consequences of the Fed’s zero interest-rate policy are forcing them into riskier investments. That could mean buying securities or funds with longer maturities or lower credit quality. Add to this a market in which broker/dealer liquidity is at a premium. Interest rates are at multi-decade lows, even when adjusting for low levels of inflation. Credit spreads are narrow, back to 2007 levels, when AAA municipal bond insurers insured 50% of the new-issue municipal market. Overall, credit in the municipal market has recovered from the financial crisis, despite several high-profile bankruptcies.

We are taking less risk in your portfolio and concentrating on fundamental, bottom-up credit research. We believe the best way to manage this environment is to have a long-term investment horizon, to ready oneself for increased price volatility, and to let the Fund’s ladder structure do what it does best-provide a disciplined approach to reinvestment. As the equity market events of August 2015 highlighted, there is a place for bonds in a well-diversified portfolio, even when they are slightly overvalued.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	Since Incep.
A Shares (Incep: 12/30/13)
Without sales charge	0.22%	0.35%
With sales charge	-1.30%	-0.52%
I Shares (Incep: 12/30/13)	0.40%	0.55%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	0.27%

SEC Yield	0.26%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 3.14%; I shares, 1.77%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements, please see the Fund’s prospectus.

Without fee waivers and expense reimbursements, the Annualized Distribution yield would have been negative 1.37%, and the SEC yield would have been negative 1.36%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Glossary

BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk

Portfolio Ladder

SECURITY CREDIT RATINGS†

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	106

Effective Duration	1.5 Yrs

Average Maturity	1.6 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 1.10%
Arizona HFA, 3.00% due 12/1/2016 (Scottsdale Lincoln Hospitals)	NR/A2	$480,000	$493,219

ARKANSAS — 0.72%
Board of Trustees of the University of Arkansas, 4.00% due 11/1/2018 (Fayetteville Campus)	NR/Aa2	295,000	322,293

CALIFORNIA — 11.31%
Bay Area Toll Authority, 1.00% due 4/1/2047 put 5/1/2017 (San Francisco Bay Area Toll Bridge)	AA/Aa3	250,000	250,807
California HFFA, 4.00% due 7/1/2016 (Children’s Hospital Los Angeles; Insured: AGM)	AA/A2	200,000	204,440
California Statewide Communities Development Authority, 5.25% due 7/1/2017 (St. Joseph Health System; Insured: AGM)	AA/A1	100,000	107,583
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	1,000,000	1,000,850
County of Los Angeles Redevelopment Refunding Authority, 3.00% due 6/1/2016 (Bunker Hill Project)	A+/NR	305,000	310,551
County of Los Angeles Redevelopment Refunding Authority, 3.00% due 12/15/2016 (Covina Revitalization-Redevelopment Project)	A-/NR	575,000	591,313
Jurupa Public Financing Authority, 4.00% due 9/1/2017	BBB+/NR	100,000	105,315
Murrieta Valley USD GO, 2.00% due 9/1/2016 (Riverside County Educational Facilities; Insured: BAM)	AA/NR	200,000	203,168
Riverside County Public Financing Authority, 4.00% due 9/1/2017 (Hemet Project)	A+/NR	485,000	513,469
Sacramento City Schools Joint Powers Financing Authority, 3.00% due 3/1/2016 (Rosemont and Luther Burbank High Schools)	A/NR	665,000	671,324
San Diego Redevelopment Agency, 5.00% due 9/1/2016 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	50,000	51,514
Successor Agency to the Redevelopment Agency of Carson, 4.00% due 10/1/2016 (Carson Merged and Amended Project Area)	AA-/NR	425,000	440,228
Successor Agency to the Redevelopment Agency of the City of Chino, 5.00% due 9/1/2017 (Merged Chino Areas 2001 and 2003 and Central City Redevelopment Projects; Insured: BAM)	AA/NR	300,000	324,027
Successor Agency to the Redevelopment Agency of the Richmond Community, 4.00% due 9/1/2017 (Harbour and Merged Area Redevelopment Projects; Insured: BAM)	AA/NR	300,000	317,277

COLORADO — 2.45%
City of Aurora COP, 3.00% due 12/1/2016 (Aurora Municipal Center)	AA-/Aa2	530,000	544,745
Colorado HFA, 4.00% due 2/1/2016 (Catholic Health Initiatives)	A/A2	235,000	237,923
Regional Transportation District COP, 5.00% due 6/1/2017 (FasTracks Transportation System)	A/Aa3	300,000	321,681

CONNECTICUT — 1.34%
Connecticut Housing Finance Authority, 0.01% due 5/15/2039 put 10/1/2015 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	605,000	605,000

DISTRICT OF COLUMBIA — 0.45%
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/A1	200,000	204,796

FLORIDA — 4.09%
County of Osceola, 5.00% due 10/1/2017 (Transportation Capital Improvements; Insured: AMBAC)	A+/A1	150,000	162,038
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	200,000	222,492
Orange County School Board COP, 5.00% due 8/1/2018 (Educational Facilities)	NR/Aa2	1,000,000	1,115,130
Volusia County Educational Facilities Authority, 2.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	106,584
Volusia County Educational Facilities Authority, 3.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	109,454
Volusia County Educational Facilities Authority, 3.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	120,000	126,486

GEORGIA — 2.24%
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	200,000	209,866
Development Authority of Burke County, 0.07% due 7/1/2049 put 10/1/2015 (Georgia Power Company Plant Vogtle Project) (daily demand notes)	A-/A3	800,000	800,000

GUAM — 1.35%
Government of Guam, 3.00% due 11/15/2017 (Economic Development)	A/NR	300,000	311,811
Government of Guam, 4.00% due 11/15/2018 (Economic Development)	A/NR	275,000	296,392

ILLINOIS — 8.09%
Chicago Park District GO, 5.00% due 1/1/2017 (Capital Improvement Plan; Insured: Natl-Re)	AA+/A3	150,000	151,838
City of Rockford GO, 3.00% due 12/15/2016 (New Fire Station Construction; Insured: AGM)	AA/A1	250,000	257,615
Illinois Development Finance Authority, 0.12% due 2/1/2021 put 10/7/2015 (Teachers Academy for Mathematics and Science; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	NR/Aa2	100,000	100,000
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum of Natural History)	A/A2	100,000	103,769
Illinois Finance Authority, 5.00% due 11/15/2017 (Rush University Medical Center)	A+/A1	1,000,000	1,085,050

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Finance Authority, 5.00% due 8/15/2018 (Silver Cross Hospital and Medical Centers)	NR/Baa1	$500,000	$544,665
Illinois Finance Authority, 5.00% due 11/15/2018 (Rush University Medical Center)	A+/A1	500,000	558,100
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	200,000	205,180
Illinois Health Facilities Authority, 0.01% due 8/15/2032 put 10/1/2015 (Northwestern Memorial HealthCare and Cadence Health; SPA: Northern Trust Co.) (daily demand notes)	AA+/Aa2	500,000	500,000
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	125,000	134,566

INDIANA — 5.33%
City of Evansville, 5.00% due 1/1/2018 (Waterworks District; Insured: BAM)	AA/NR	810,000	882,171
Hammond Multi-School Building Corp., 4.00% due 7/15/2017 (Educational Facilities) (State Aid Withholding)	AA+/NR	300,000	316,878
Indiana State University, 2.00% due 10/1/2015 (Higher Education Facilities)	NR/A1	1,000,000	1,000,050
University of Southern Indiana, 0.12% due 10/1/2019 put 10/7/2015 (Wellness, Fitness, Recreational Facility; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	A+/Aa2	200,000	200,000

KANSAS — 6.46%
Kansas DFA, 5.00% due 12/1/2016 (Department of Commerce Impact Program)	AA-/A3	400,000	419,872
Kansas DFA, 5.00% due 12/1/2018 (Department of Commerce Impact Program)	AA-/A3	1,250,000	1,384,200
Topeka Public Building Commission, 5.00% due 6/1/2018 (10th and Jackson Projects; Insured: Natl-Re)	AA-/A3	1,000,000	1,106,860

LOUISIANA — 2.47%
City of New Orleans, 5.00% due 12/1/2017 (Water System Facilities Capital Improvement Program)	BBB+/NR	100,000	108,275
City of New Orleans GO, 2.00% due 12/1/2015 (Drainage System)	A+/NR	1,000,000	1,003,300

MASSACHUSETTS — 0.65%
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	275,000	291,077

MICHIGAN — 7.45%
Berkley School District GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,074,800
Charles Stewart Mott Community College GO, 5.00% due 5/1/2018	A+/NR	750,000	823,365
Michigan Finance Authority, 5.00% due 5/1/2018 (School District of the City of Detroit; Insured: Q-SBLF)	AA-/NR	250,000	274,030
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Ascension Health)	AA+/Aa2	500,000	503,005
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	200,000	210,014
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 pre-refunded 12/1/2015 (Trinity Health)	NR/NR	180,000	181,706
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 (Trinity Health)	AA-/Aa3	20,000	20,187
Northville Public Schools GO, 5.00% due 5/1/2017 (Counties of Wayne, Oakland, Washtenaw Educational Facilities; Insured: Q-SBLF)	NR/Aa1	250,000	266,463

NEVADA — 1.29%
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	200,000	205,164
City of Reno GO, 5.00% due 6/1/2017 (Fire Protection Projects)	A-/A1	200,000	214,454
Washoe County School District GO, 5.25% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/Aa3	150,000	161,402

NEW HAMPSHIRE — 0.22%
New Hampshire Health and Education Facilities Authority, 0.02% due 7/1/2035 put 10/1/2015 (University System of New Hampshire; SPA: U.S. Bank, N.A.) (daily demand notes)	A+/Aa3	100,000	100,000

NEW JERSEY — 2.31%
Essex County Improvement Authority GO, 4.00% due 10/1/2017 (County Correctional Facility)	NR/Aa2	545,000	577,951
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvements; Insured: AGM)	AA/A2	300,000	301,203
New Jersey Health Care Facilities Financing Authority, 5.00% due 1/1/2018 (Hackensack University Medical Center; Insured: AGM)	AA/A2	150,000	162,804

NEW YORK — 8.72%
City of New York GO, 0.01% due 8/1/2020 put 10/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	300,000	300,000
City of New York GO, 0.01% due 10/1/2023 put 10/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	600,000	600,000
City of Syracuse Industrial Development Agency, 0.01% due 7/1/2037 put 10/1/2015 (Syracuse University Project; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	200,000	200,000
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	200,000	214,298
Monroe County Industrial Development Corp., 4.00% due 1/15/2018 (Monroe Community College Association; Insured: AGM)	AA/A2	200,000	211,566

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Municipal Water Finance Authority, 0.01% due 6/15/2035 put 10/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	$800,000	$800,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2048 put 10/1/2015 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa2	800,000	800,000
New York State Housing Finance Agency, 0.02% due 5/1/2048 put 10/1/2015 (LOC: Bank of China) (daily demand notes)	A/A1	800,000	800,000

NORTH DAKOTA — 2.59%
City of Williston GO, 5.00% due 5/1/2017 (Water, Sewer and Street Improvements)	A/NR	200,000	212,940
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	200,000	201,424
North Dakota Housing Finance Agency, 0.85% due 1/1/2017 (Housing Mtg Finance Program)	NR/Aa1	750,000	751,117

OHIO — 3.50%
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	200,000	204,924
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	200,000	205,880
County of Montgomery, 0.01% due 11/15/2045 put 10/1/2015 (Miami Valley Hospital; SPA: Barclays Bank plc) (daily demand notes)	NR/Aa3	800,000	800,000
Ohio Higher Educational Facility Commission, 0.01% due 1/1/2039 put 10/1/2015 (Cleveland Clinic Health System) (daily demand notes)	AA-/Aa2	100,000	100,000
University of Toledo, 3.50% due 6/1/2016 (Higher Education Facilities)	A/A1	260,000	265,275

OKLAHOMA — 0.67%
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	270,000	301,023

OREGON — 2.26%
[a] State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	1,000,000	1,016,580

PENNSYLVANIA — 8.34%
Allegheny County Higher Education Building Authority, 5.50% due 3/1/2016 (Duquesne University Project; Insured: AMBAC)	NR/NR	60,000	61,016
City of Philadelphia Gas Works, 5.00% due 10/1/2017 (Pennsylvania Gasworks; Insured: AMBAC)	A-/Baa1	200,000	216,154
City of Philadelphia Gas Works, 5.00% due 7/1/2018 (Pennsylvania Gasworks; Insured: AGM)	AA/A2	350,000	386,806
Cumberland County Municipal Authority, 3.00% due 1/1/2016 (Diakon Lutheran Social Ministries Project)	NR/NR	400,000	402,152
Cumberland County Municipal Authority, 3.00% due 1/1/2017 (Diakon Lutheran Social Ministries Project)	NR/NR	500,000	510,520
East Allegheny School District GO, 2.00% due 4/1/2017 (Insured: BAM) (State Aid Withholding)	AA/Ba1	300,000	305,391
[b] Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,500,000	1,667,160
Wilson School District GO, 3.00% due 6/1/2017 (State Aid Withholding)	AA/NR	200,000	207,778

SOUTH CAROLINA — 1.44%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	300,000	322,461
Piedmont Municipal Power Agency, 5.00% due 1/1/2018 (Catawba Project)	AA/A3	300,000	327,366

TEXAS — 6.90%
Brazos River Authority, 4.90% due 10/1/2015 (Houston Industries, Inc. Project; Insured: Natl-Re)	AA-/NR	200,000	200,024
City of Houston, 4.00% due 9/1/2017 (Convention & Entertainment Facilities Department)	A-/A2	200,000	211,808
City of Houston, 4.00% due 9/1/2018 (Convention & Entertainment Facilities Department)	A-/A2	600,000	648,576
City of Houston Higher Education Finance Corp., 5.00% due 8/15/2018 (KIPP Program; Guaranty: PSF)	AAA/NR	970,000	1,074,954
Coastal Water Authority, 4.00% due 12/15/2017 (City of Houston Projects)	AA/NR	905,000	970,106

VIRGINIA — 0.44%
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	200,000	200,022

WASHINGTON — 3.47%
City of Seattle Municipal Light & Power, 5.00% due 2/1/2016 (Municipal Light & Power Improvements)	AA/Aa2	200,000	203,272
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2018 (Evergreen Health)	NR/Aa3	835,000	936,603
Ocean Beach School District No. 101 GO, 4.00% due 12/1/2017 (Educational Facilities)	NR/A2	300,000	320,256
Washington Economic DFA, 0.04% due 8/1/2025 put 10/7/2015 (Seadrunar Project; LOC: U.S. Bank, N.A.) (weekly demand notes)	AA-/NR	100,000	100,000

WEST VIRGINIA — 0.44%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/Baa1	200,000	199,620

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WISCONSIN — 0.45%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	$200,000	$200,974

TOTAL INVESTMENTS — 98.54% (Cost $44,311,173)			$44,369,836
OTHER ASSETS LESS LIABILITIES — 1.46%			657,981

NET ASSETS — 100.00%			$45,027,817

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
ETM	Escrowed to Maturity
GO	General Obligation
HFA	Health Facilities Authority

HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Permanent School Fund Guaranty
Q-SBLF	Insured by Qualified School Bond Loan Fund
USD	Unified School District

See notes to financial statements.

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Municipal Fund	September 30, 2015

ASSETS
Investments at value (cost $44,311,173) (Note 2)	$44,369,836
Cash	1,246,538
Interest receivable	455,800
Prepaid expenses and other assets	15,623

Total Assets	46,087,797

LIABILITIES
Payable for investments purchased	1,016,770
Payable for fund shares redeemed	506
Payable to investment advisor and other affiliates (Note 3)	3,798
Accounts payable and accrued expenses	38,291
Dividends payable	615

Total Liabilities	1,059,980

NET ASSETS	$45,027,817

NET ASSETS CONSIST OF
Net unrealized appreciation on investments	$58,663
Accumulated net realized gain (loss)	(5,203)
Net capital paid in on shares of beneficial interest	44,974,357

$45,027,817

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,272,798 applicable to 264,991 shares of beneficial interest outstanding - Note 4)	$12.35
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.54

Class I Shares:
Net asset value, offering and redemption price per share ($41,755,019 applicable to 3,381,027 shares of beneficial interest outstanding - Note 4)	$12.35

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Low Duration Municipal Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Interest income (net of premium amortized of $822,013)	$302,784

EXPENSES
Investment advisory fees (Note 3)	149,108
Administration fees (Note 3)
Class A Shares	3,785
Class I Shares	17,124
Distribution and Service fees (Note 3)
Class A Shares	6,099
Transfer agent fees
Class A Shares	27,035
Class I Shares	10,133
Registration and filing fees
Class A Shares	28,670
Class I Shares	28,751
Custodian fees (Note 3)	25,443
Professional fees	63,108
Accounting fees (Note 3)	885
Trustee fees	1,310
Other expenses	4,043

Total Expenses	365,494
Less:
Expenses reimbursed by investment advisor (Note 3)	(174,623)
Fees paid indirectly (Note 3)	(408)

Net Expenses	190,463

Net Investment Income	112,321

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(5,203)
Net change in unrealized appreciation (depreciation) on investments	24,676

Net Realized and Unrealized Gain	19,473

Net Increase in Net Assets Resulting from Operations	$131,794

See notes to financial statements.

14    Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Low Duration Municipal Fund

	Year Ended September 30, 2015	Period Ended* September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$112,321	$32,677
Net realized gain (loss) on investments	(5,203)	—
Net unrealized appreciation (depreciation) on investments	24,676	33,987

Net Increase (Decrease) in Net Assets Resulting from Operations	131,794	66,664

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(4,414)	(4,035)
Class I Shares	(107,907)	(28,642)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	519,307	2,744,115
Class I Shares	29,065,721	12,645,214

Net Increase in Net Assets	29,604,501	15,423,316

NET ASSETS
Beginning of Year	15,423,316	—

End of Year	$45,027,817	$15,423,316

*	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Municipal Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, as is consistent with the preservation of capital, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”).

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$44,369,836	$—	$44,369,836	$—

Total Investments in Securities	$44,369,836	$—	$44,369,836	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Fund paid $885 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $306 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor voluntarily waived Fund level investment advisory fees of $57,461. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $61,154 for Class A shares, and $56,008 for Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $408.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015

The percentage of direct investments in the Fund held by affiliated Trustees, the Officers identified in the Trustees and Officers section of this report, and the Advisor is approximately 66.12%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Period Ended* September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	172,222	$2,123,915	225,443	$2,775,568
Shares issued to shareholders in reinvestment of dividends	350	4,315	326	4,025
Shares repurchased	(130,474)	(1,608,923)	(2,876)	(35,478)

Net increase (decrease)	42,098	$519,307	222,893	$2,744,115

Class I Shares
Shares sold	3,405,347	$42,016,558	1,087,886	$13,402,490
Shares issued to shareholders in reinvestment of dividends	8,471	104,442	2,321	28,630
Shares repurchased	(1,059,361)	(13,055,279)	(63,637)	(785,906)

Net increase (decrease)	2,354,457	$29,065,721	1,026,570	$12,645,214

*	For the period from commencement of operations on December 13, 2013, through September 30, 2014.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $30,424,949 and $4,748,646, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$44,311,173

Gross unrealized appreciation on a tax basis	$92,513
Gross unrealized depreciation on a tax basis	(33,850)

Net unrealized appreciation (depreciation) on investments (tax basis)	$58,663

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $5,203. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At September 30, 2015, the Fund had $615 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income, and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2015, and the period ended September 30, 2014, are excludable by shareholders from gross income for federal income tax purposes.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015

The tax character of distributions paid during the year ended September 30, 2015, and the period ended September 30, 2014, was as follows:

	2015	2014
Distributions from:
Tax exempt income	$112,321	$32,677
Ordinary income	—	—

Total	$112,321	$32,677

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

20    Annual Report

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Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)	$12.34	0.02	0.01	0.03	(0.02)	—	(0.02)	$12.35	0.15		0.67		0.67		2.85		0.22	15.75	$3,273
2014(b)(c)	$12.31	0.02	0.03	0.05	(0.02)	—	(0.02)	$12.34	0.20	(d)	0.66	(d)	0.65	(d)	3.14	(d)	0.40	4.54	$2,751
Class I Shares
2015	$12.34	0.04	0.01	0.05	(0.04)	—	(0.04)	$12.35	0.32		0.50		0.50		0.82		0.40	15.75	$41,755
2014(c)	$12.31	0.04	0.03	0.07	(0.04)	—	(0.04)	$12.34	0.42	(d)	0.44	(d)	0.44	(d)	1.77	(d)	0.56	4.54	$12,672

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 30, 2013.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Annual Report	Annual Report 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Low Duration Municipal Fund

To the Trustees and Shareholders of

Thornburg Low Duration Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Low Duration Municipal Fund (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

24    Annual Report

EXPENSE EXAMPLE

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$1,002.60	$3.51
Hypothetical*	$1,000.00	$1,021.56	$3.55
Class I Shares
Actual	$1,000.00	$1,003.60	$2.51
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    25

TRUSTEES AND OFFICERS

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

26    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

28    Annual Report

OTHER INFORMATION

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax period ended September 30, 2015, dividends paid by the Fund of $112,321 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar period ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Annual Report    29

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, and comparative annualized total return data for the Fund, a broad-based securities index, and two mutual fund categories selected by independent mutual fund analyst firms that assign a percentage rank to the Fund’s investment performance for each period relative to each of the fund categories.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data considered by the Trustees in their evaluation showed that the Fund’s annualized investment returns fell in the first quartile of performance of a mutual fund category for the three-month period ended with the second quarter of the current year, fell at the midpoint of performance of the category for the year-to-date period, and fell in the third quartile of performance of the category in the one-year period. Data also showed that the Fund’s annualized investment returns fell in the first quartile of performance of the second fund category for the three-month period ended with the second quarter of the current year, fell at the midpoint of performance of the category for the year-to-date period, and fell in the third quartile of performance for the one-year period.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee level and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the stated advisory fee for the Fund was comparable to the median and slightly higher than the average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was comparable to the median and average total expense levels of the category after fee waivers and expense reimbursements by the Advisor. Data for the peer group showed that the Fund’s stated advisory fee was comparable to the median level for the peer group, and that the total expense level of the representative share class of the Fund was comparable to the median level for the peer group after waivers of fees and reimbursements of expenses.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund produces no profits for the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

30    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2015 (Unaudited)

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    31

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

32    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3172

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg
Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Limited Term Municipal Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares decreased by six cents to $14.52 per share during the fiscal year ended September 30, 2015. If you were with us for the entire period, you received dividends of 22.6 cents per share. If you reinvested your dividends, you received 22.8 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund under-performed the index with a 1.15% total return (without sales charge) for the fiscal year ended September 30, 2015, compared to the 1.81% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 2.05% more price return and 2.71% less income than the index.

The drivers of the Fund’s price return relative to its benchmark are as follows: Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.02% of relative price performance. Our sector allocations subtracted 1.07% of relative price performance and our overweight to lower credit-quality securities added 1.77% of relative price performance compared to its benchmark. Other risk factors and accounting differences added up to another 1.33% of relative price performance.

The market’s returns were a result of increasing short-term interest rates, declining intermediate interest rates, and largely unchanged long-term interest rates. Chart I illustrates the change in interest rates for all maturities from one to 30 years for the 12 months ended September 30, 2015.

The U.S. Economy and the Federal Reserve Board

The U.S. economy grew at an average rate of 2.2% for the last three quarters ended June 30, 2015, (information for the quarter ended September 30, 2015, is not available as of this writing). If we go back four quarters, the average growth rate is 2.7%. The unemployment rate declined to 5.1% in September 2015, although the September nonfarm payroll number did give the markets a bit of a scare, by falling way short of expectations at 142,000. John C. Williams, the President and CEO of The Federal Reserve Bank of San Francisco, noted in a recent speech:

“My estimate of the natural rate of unemployment today is 5 percent, consistent with pre-recession estimates. With the current rate at 5.1 percent, we are very close.”

Job vacancies are at the highest levels since the time series has been tracked since 2000. So how do we square this circle? It might be that as we reach the “natural rate of unemployment,” employers are finding it harder and harder to find qualified employees. If this were to be the case, the economy might begin to see wage pressures build. Inflation, by any measure, has been consistently below the Fed’s target of 2.00%.

The Federal Reserve Board has put off raising short-term interest rates yet again. Zero short-term interest rates are an appropriate policy response for an economy losing more than 500,000 jobs a month, with an unemployment rate of 10%, which is what the U.S. economy experienced during the Great Recession. But in the seventh year of zero short-term interest rates, market participants question whether it is an appropriate policy for an economy that has added an average of 229,000 jobs for the last 12 months, with a 5.1% unemployment rate. In a recent news conference, Federal Reserve Chair Janet L. Yellen stated, “The recovery from the Great Recession has advanced sufficiently far and domestic spending has been sufficiently robust that an argument can be made for a rise in interest rates at this time.” This is true. Retail sales are up 2.2% year-over-year, as of August 31, 2015. Auto sales topped expectations in September, reaching an annual rate of 18.07 million cars and trucks. But Ms. Yellen, in the same news conference, went on to say, “heightened uncertainties abroad” have kept the Fed on hold as it awaits more data. Regardless, waiting for the Fed to raise short-term interest rates is akin to “Waiting for Godot.”

Real yields, which are nominal interest rates less an inflation measure, are still quite low, and credit spreads (the incremental yield an investor is promised to buy a lower-rated credit) are still very narrow. In this environment, we believe investors are not getting paid to take risk, and consequently we are taking less risk in terms of both maturity and lower-quality credit risk.

Chart I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2015)

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

The Municipal Bond Market Credit Picture

The credit picture for the municipal bond market is generally pretty good, unless you happen to be a state whose economy is based on energy production. On September 17, 2015, the Nelson A. Rockefeller Institute of Government at the State University of New York released its 100th state tax revenue report:

“State tax revenues grew by 5.8 percent in the first quarter of 2015, according to the 100th State Revenue Report of the Rockefeller Institute. All major sources of tax revenues showed solid growth during this period: personal tax collections grew by 7.1 percent, corporate tax revenues at 3.3 percent, sales taxes at 5.2 percent, and motor fuels at 4.4 percent. Preliminary figures for the second quarter of calendar year 2015 (the final quarter of fiscal year 2015 in most states) indicate growth in total state tax collections of 7.6 percent and particularly strong growth in personal income tax collections of 14.3 percent. State revenue forecasts call for a slowdown in total personal income tax growth to 2.7 percent in FY [fiscal year] 2016, from 5.1 percent estimated by states for FY 2015.”

Table I | Status of Select Municipal Bankruptcy Cases

ENTITY	BANKRUPTCY PROCEEDINGS	PENSION RECOVERY	BONDHOLDER RECOVERY

San Bernardino, CA	Pending	Unimpaired	1-100% A

Stockton, CA	Concluded	Unimpaired C	0.25%-100% B

Detroit, MI	Concluded	Limited Impairment	74% for GOULT [2]

Jefferson County, AL	Concluded	Unimpaired	88% for GOLT [3]

Central Falls, RI (Statutory Liens on Local GOs) [1]	Concluded	Haircuts up to 55%	Unimpaired

Source: Morgan Stanley Muni Monday Morning newsletter, July 27, 2015.

A.	San Bernardino City Council – approved plan proposes 1% recovery Pension Obligation Bonds (unsecured) but full payments for Lease Revenue COP Bonds secured by the police station as collateral.
B.	Stockton paid 0.25% on leases backing a golf course.
C.	Retiree health plan was canceled.

1.	GOs – general obligation bonds.
2.	GOULT – general obligation unlimited tax.
3.	GOLT – general obligation limited tax.

Bloomberg recently reported that the 2014 median funding level of state pension plans improved to 70% from 69.2% in 2013. An 80% funding level is often seen as the line of demarcation between a well-funded state pension and one that’s not well funded, as suggested by the Pew Research Center.

We have seen some well-chronicled defaults in the municipal bond market in the last few years, and Puerto Rico’s financial troubles continue to garner headlines, one of which, penned by Morningstar, states that the island’s pension is only funded to 8.4% of its $34.0 billion liability level. Let us add here that none of the Thornburg municipal funds own any Puerto Rico debt! Table I highlights the results of several of the municipal bankruptcy proceedings around the country. There are a few lessons to be learned from this table. First, given the choice between pensioners and bondholders, pensioners win almost every time! In Detroit’s case (we did not have any direct exposure to the city of Detroit in any of the Thornburg municipal funds), the pensioner’s limited impairment resulted in a 95.5% benefit for non-uniform workers and a 100% benefit for uniform workers (both sustained a 50% cost of living reduction) while bondholders received between 74% and 11% (plus miscellaneous other assets) of what they were owed, highlighting again the value of sound, fundamental, bottom-up credit research – what we view as a Thornburg strength.

Market Liquidity and Federal Regulations

It has been our contention for some time that the fixed-income markets are growing less and less liquid. This is a result of the consolidation that took place after the financial crisis and the federal laws and regulation (The Dodd-Frank Act and the Volcker Rule) enacted to reduce the likelihood of a repeat. This is evidenced by the amount of inventory broker/dealers commit to the various markets. From 2000 through 2008, the period prior to the financial crisis, broker/dealer inventory levels averaged 7.9% of the municipal bond assets in mutual funds (excluding money market funds), exchange traded funds (ETFs), and closed-end funds. Today that number stands at 2.5%. The corporate bond market numbers are even more staggering! Inventory levels prior to the financial crisis stood at 34.5% and today are at 4.7%.

This reduced commitment to the fixed income markets is coupled with a significant increase in ownership of corporate bonds by retail investors in mutual funds, exchange-traded funds, and closed-end funds. The average for the period from 2000 through 2008 was 8.5%, and now that figure is 22.4%. This ratio has remained fairly constant for municipal bonds, at around 20%. Why is this important? This reduced liquidity may mean that investors should be ready for increased price volatility if and when interest rates increase.*

The U.S. Securities and Exchange Commission is concerned about this risk. On September 22, 2015, it released for

*	Source for bond inventory data: U.S. Federal Reserve: Financial Accounts of the United States.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

comment proposed new liquidity rules. This proposal centers around three recommendations for mutual funds and ETFs:

•	institute a liquidity management program

•	enhance disclosure regarding fund liquidity and redemption practices

•	allow mutual funds to elect “swing pricing” to effectively pass on the costs stemming from shareholder purchase or redemption activity

This sounds like some pretty good regulation until one couples it with a letter Thornburg received from State Street Bank, the Fund’s custodian, in which the bank informed us that due to “the evolving regulatory environment” and “implementation of the Basel III accord” they will be charging us 0.20% for cash reserves held in excess of 5% of assets under management in a given Thornburg fund. Reserves are an important tool to manage overall interest-rate sensitivity, shareholder withdrawals (as we saw in 2013 with the “taper tantrum”), and also provide dry powder for periods of market disruption. So we are caught between one regulator directing us to be more liquid and the unintended consequences of other regulation forcing us to be less liquid.

We are managing this new environment by utilizing four levels of liquidity reserves in the municipal bond mutual funds:

1.	Maintain maximum liquidity at the custodian bank before the change is implemented.

2.	Buy variable-rate demand notes (VRDNs) with short-term liquidity features.

3.	Buy U.S. Treasury bills if VRDNs are not available, which will be a temporary position. The bad news is that we may incur some taxable income with these; the good news is not a lot of taxable income may be incurred with an average rate of 0.01%.

4.	Buy securities eligible for money market funds to purchase. The thought here is that if we see a market disruption, shareholders may flee to the safety of municipal money market funds. Being able to sell these securities to money market funds as their demand increases should decrease the liquidity risk of the Fund.

Conclusion

We are in a trying environment; investors have a great desire for income, and the unintended consequences of the Fed’s zero interest-rate policy are forcing them into riskier investments. That could mean buying securities or funds with longer maturities or lower credit quality. Add to this a market in which broker/dealer liquidity is at a premium. Interest rates are at multi-decade lows, even when adjusting for low levels of inflation. Credit spreads are narrow, back to 2007 levels, when AAA municipal bond insurers insured 50% of the new-issue municipal market. Overall, credit in the municipal market has recovered from the financial crisis, despite several high-profile bankruptcies.

We are taking less risk in your portfolio and concentrating on fundamental, bottom-up credit research. We believe the best way to manage this environment is to have a long-term investment horizon, to ready oneself for increased price volatility, and to let the Fund’s ladder structure do what it does best – provide a disciplined approach to reinvestment. As the equity market events of August 2015 highlighted, there is a place for bonds in a well-diversified portfolio, even when they are slightly overvalued.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 9/28/84)
Without sales charge	1.15%	1.31%	2.34%	3.34%	5.08%
With sales charge	(0.35%)	0.81%	2.02%	3.18%	5.03%
C Shares (Incep: 9/1/94)
Without sales charge	0.98%	1.08%	2.07%	3.07%	3.51%
With sales charge	0.49%	1.08%	2.07%	3.07%	3.51%
I Shares (Incep: 7/5/96)	1.54%	1.66%	2.69%	3.69%	4.12%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.58%

SEC Yield	0.67%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.71%; C shares, 0.96%; I shares, 0.40%.

Glossary

BofA Merrill Lynch 1-10 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Key Portfolio Attributes

Number of Bonds	1,963

Effective Duration	3.4 Yrs

Average Maturity	4.0 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.10%
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	$5,000,000	$5,141,300
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,519,439
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	770,000	878,093
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	5,914,160
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,311,999
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,712,100
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	889,306
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,128,809
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,215,519
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,369,129
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,086,320
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,082,840
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,332,594
City of Birmingham GO, 5.00% due 2/1/2016 (Government Services)	AA/Aa2	3,775,000	3,835,928
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	3,756,537
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,167,168
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	2,927,836
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,193,080
City of Mobile GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	380,000	384,989
City of Mobile GO, 5.00% due 2/15/2019 (Capital Improvements)	A+/Aa2	2,000,000	2,191,880
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	6,000,000	6,074,340
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,421,367
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	911,128
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,168,754
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,746,385
State of Alabama GO, 5.00% due 6/1/2016 (State Parks System Improvement)	AA/Aa1	2,250,000	2,322,337
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,701,775
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,700,000	1,880,778

ALASKA — 0.55%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,183,000
Alaska Industrial Development & Export Authority, 5.00% due 4/1/2023 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,160,990
Alaska Industrial Development & Export Authority, 5.00% due 4/1/2024 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,152,330
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016 (DeLong Mountain Transportation Project)	AA+/Aa3	1,100,000	1,126,092
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017 (DeLong Mountain Transportation Project)	AA+/Aa3	3,000,000	3,194,640
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018 (DeLong Mountain Transportation Project)	AA+/Aa3	2,455,000	2,700,353
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	3,700,000	4,250,745
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	12,000,000	13,786,200
North Slope Borough GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa2	8,800,000	9,477,864
State of Alaska, 5.00% due 10/1/2017 (Alaska International Airports System; Insured: Natl-Re)	AA-/A1	1,115,000	1,168,196

ARIZONA — 2.88%
Arizona Board of Regents, 5.00% due 8/1/2020 (University of Arizona SPEED)	A+/Aa3	575,000	669,749
Arizona Board of Regents, 5.00% due 8/1/2023 (University of Arizona SPEED)	A+/Aa3	800,000	966,808
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	550,000	670,736
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,374,063
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,052,250
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	3,998,840
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,668,243
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,233,721
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,146,420
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,655,105
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,684,305
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	A+/Aa3	6,080,000	7,224,986
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,908,600
[a] Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,150,749
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,817,466
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,577,983
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,835,440
Arizona HFA, 5.00% due 7/1/2018 (Dignity Health)	A/A3	1,470,000	1,622,057
Arizona HFA, 5.00% due 7/1/2019 (Dignity Health)	A/A3	1,365,000	1,532,827
Arizona HFA, 5.00% due 7/1/2020 (Dignity Health)	A/A3	1,290,000	1,445,613
Arizona HFA, 5.00% due 12/1/2022 (Scottsdale Lincoln Hospitals)	NR/A2	1,600,000	1,881,568
Arizona HFA, 5.00% due 12/1/2024 (Scottsdale Lincoln Hospitals)	NR/A2	1,500,000	1,787,460
Arizona School Facilities Board, 5.00% due 7/1/2016 (State School Land Trust; Insured: AMBAC)	NR/NR	5,775,000	5,963,727

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Arizona School Facilities Board, 5.00% due 7/1/2018 (State School Land Trust; Insured: AMBAC)	NR/NR	$4,040,000	$4,445,172
Arizona School Facilities Board COP, 5.25% due 9/1/2023 pre-refunded 9/1/2018 (School Site and Building Projects)	AA-/Aa3	1,315,000	1,482,137
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	4,010,456
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,870,510
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,890,050
City of Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,575,000	1,617,115
City of Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,527,869
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2022	AA+/Aa3	1,250,000	1,502,825
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2023	AA+/Aa3	1,830,000	2,220,247
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2024	AA+/Aa3	2,000,000	2,454,320
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2025	AA+/Aa3	3,500,000	4,323,060
City of Tucson, 5.00% due 7/1/2022 (Street and Highway Projects)	AA+/A1	2,135,000	2,526,602
City of Tucson COP, 5.00% due 7/1/2018 pre-refunded 7/1/2016 (Northwest Police Patrol Substation and Train Depot; Insured: Natl-Re)	AA-/A1	1,485,000	1,538,014
City of Yuma Municipal Property Corp., 5.00% due 7/1/2016 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,000,000	2,066,900
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,266,469
County of Pinal, 5.00% due 8/1/2025 (Hunt Highway (Phases III-V))	AA-/NR	3,000,000	3,616,980
Maricopa County Public Finance Corp., 5.00% due 7/1/2024 (Insured: AMBAC)	AA+/Aa1	1,000,000	1,033,720
Mohave County IDA, 7.50% due 5/1/2019 (Mohave Prison, LLC Expansion)	BBB+/NR	15,000,000	15,871,950
Navajo County Pollution Control Corp., 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	A-/A2	9,700,000	10,026,211
Pima County, 5.00% due 7/1/2016 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,071,860
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,040,000	5,384,938
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,750,000	2,962,135
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	529,885
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	700,000	779,877
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,000,000	5,570,550
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,228,220
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	582,985
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,200,000	1,288,920
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	400,000	473,380
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,325,000	1,416,518
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	597,615
Pima County COP, 5.00% due 12/1/2015 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,250,000	1,260,225
Pima County COP, 5.00% due 12/1/2016 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	600,000	631,158
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,517,899
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	500,000	572,350
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	885,296
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,422,520
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,498,750
Pinal County, 5.00% due 8/1/2019 (Detention and Training Facilities)	AA-/NR	1,115,000	1,268,558
Pinal County, 5.00% due 8/1/2021 (Detention and Training Facilities)	AA-/NR	1,775,000	2,081,329
Pinal County, 5.00% due 8/1/2023 (Detention and Training Facilities)	AA-/NR	1,100,000	1,312,839
Pinal County, 5.00% due 8/1/2024 (Detention and Training Facilities)	AA-/NR	700,000	843,339
Pinal County, 5.00% due 8/1/2025 (Detention and Training Facilities)	AA-/NR	1,500,000	1,815,225
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	NR/A2	6,885,000	7,628,373
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	8,370,000	9,276,722
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	10,049,922

ARKANSAS — 0.44%
Arkansas Development Finance Authority, 2.00% due 12/1/2016 (State Dept. of Environmental Quality Project)	AA-/NR	460,000	467,825
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2015 (Fayetteville Campus Athletic Facilities)	NR/Aa2	375,000	375,600
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2016 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	610,344
Board of Trustees of the University of Arkansas, 5.00% due 9/15/2019 pre-refunded 9/15/2016 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	626,844
Board of Trustees of the University of Arkansas, 3.00% due 11/1/2023 (Fayetteville Campus Athletic Facilities)	NR/Aa2	615,000	652,496
City of Fort Smith, 3.50% due 10/1/2016 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,370,000	1,411,895
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	2,034,297
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,088,050
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,842,544
Independence County, 4.90% due 7/1/2022 (Entergy Mississippi, Inc.; Insured: AMBAC)	NR/A3	6,400,000	6,506,880
Jefferson County, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,395,000	1,423,291
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,375,000	1,431,279
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A-/A3	10,000,000	10,143,900
[a] Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,597,019
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,713,304

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CALIFORNIA — 7.13%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,220,000	$1,328,812
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,191,450
Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,000,000	2,413,900
Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa3	3,200,000	3,890,304
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,250,000	2,737,897
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA/NR	520,000	520,650
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA/NR	325,000	336,040
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA/NR	965,000	1,037,394
[a] Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA/NR	1,020,000	1,133,373
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA/NR	725,000	824,412
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	875,110
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,554,039
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,665,076
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,575,000	2,745,362
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,865,000	3,269,481
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,975,000	2,333,779
California HFFA, 5.00% due 3/1/2020 (Dignity Health)	A/A3	4,400,000	5,068,404
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,695,000	2,042,424
[a] California HFFA, 5.00% due 3/1/2021 (Dignity Health)	A/A3	3,450,000	4,028,082
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	7,020,000	8,282,617
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,865,250
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A1	330,000	331,422
California State Department of Water Resources, 5.00% due 5/1/2016 (Power Supply Program)	AA/Aa2	5,000,000	5,141,500
California State Economic Recovery GO, 5.00% due 7/1/2020 pre-refunded 7/1/2019	AA+/Aaa	4,200,000	4,823,910
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments Multi-Family Housing;
Collateralized: GNMA)	NR/Aa1	1,725,000	1,729,295
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,131,700
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,255,090
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	A+/Aa3	3,000,000	3,267,960
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	A+/Aa3	2,700,000	3,035,529
California State Public Works Board, 5.00% due 4/1/2020 (California School for the Deaf Riverside Campus)	A+/A1	1,585,000	1,838,045
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A+/A1	1,675,000	1,950,605
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A+/A1	5,685,000	6,620,410
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A+/A1	1,000,000	1,174,140
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A+/A1	1,500,000	1,764,705
California State Public Works Board, 5.00% due 4/1/2021 (California School for the Deaf Riverside Campus)	A+/A1	890,000	1,050,618
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A+/A1	1,250,000	1,479,350
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A+/A1	5,000,000	5,917,400
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A+/A1	1,000,000	1,189,130
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A+/A1	750,000	892,815
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A+/A1	1,750,000	2,083,235
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	500,000	596,260
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A+/A1	11,555,000	13,819,433
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A+/A1	10,075,000	12,133,725
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A+/A1	1,900,000	2,294,136
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	2,050,000	2,460,676
[a] California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	27,000,000	30,688,740
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,555,000	1,620,201
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA/NR	10,125,000	8,319,307
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	3,735,000	3,405,386
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/Aa3	600,000	645,078
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/Aa3	1,750,000	1,996,733
Chula Vista COP, 5.25% due 3/1/2018	AA-/NR	1,170,000	1,291,645
Chula Vista COP, 5.25% due 3/1/2019	AA-/NR	1,235,000	1,404,924
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/A3	2,685,000	2,549,595
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	5,000,000	5,394,550
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,336,780
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,423,270
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA/A1	1,075,000	1,063,455
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA/A1	1,200,000	1,179,252
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	A+/NR	1,730,000	2,008,340
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2020 (Bunker Hill Project)	A+/NR	3,805,000	4,456,454
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	A+/NR	360,000	423,418
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2021 (Bunker Hill Project)	A+/NR	5,805,000	6,879,331

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	A+/NR	$1,645,000	$1,954,786
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2022 (Bunker Hill Project)	A+/NR	5,000,000	5,979,550
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	A+/NR	450,000	538,412
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2023 (Bunker Hill Project)	A+/NR	6,875,000	8,277,500
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	A+/NR	4,775,000	5,756,549
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2024 (Bunker Hill Project)	A+/NR	5,150,000	6,244,426
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	AA-/A3	2,655,000	2,357,481
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A1	2,295,000	2,552,292
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	4,000,000	4,461,720
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/A1	17,935,000	20,557,276
Los Angeles USD COP, 5.00% due 10/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,445,000	2,655,001
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	4,600,000	5,262,722
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities and Information Technology Infrastructure)	A+/A1	7,040,000	8,294,598
Los Angeles USD GO, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Educational Facilities Improvements; Insured: AGM)	AA/Aa2	4,000,000	4,311,520
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	12,260,000	14,865,618
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	11,950,000	14,637,794
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	10,640,000	13,176,682
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/A1	1,435,000	1,491,740
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/A1	2,260,000	2,520,194
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa2	5,000,000	4,948,900
Needles USD GO, 0% due 8/1/2023	AA-/A3	1,005,000	711,570
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,346,920
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	1,000,000	1,078,430
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	4,983,283
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,146,560
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,506,591
Oakland USD GO, 5.00% due 8/1/2022 (Construction & Modernization Project; Insured: AGM)	AA/A2	2,240,000	2,617,821
Oakland USD GO, 5.00% due 8/1/2023 (Construction & Modernization Project; Insured: AGM)	AA/A2	1,290,000	1,520,781
Oakland USD GO, 5.00% due 8/1/2024 (Construction & Modernization Project; Insured: AGM)	AA/A2	1,500,000	1,771,590
Oakland USD GO, 5.00% due 8/1/2025 (Construction & Modernization Project; Insured: AGM)	AA/A2	1,750,000	2,081,870
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa3	1,245,000	1,338,773
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	955,010
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	2,273,946
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	3,955,000	4,386,095
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	3,353,216
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	2,920,000	2,684,502
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	1,600,000	1,341,488
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,860,014
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/Aa3	750,000	806,348
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re) (ETM)	NR/A3	4,870,000	5,045,369
Sacramento Municipal Utility District, 5.00% due 7/1/2019 pre-refunded 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	NR/A3	5,000,000	5,181,600
Sacramento Municipal Utility District, 5.00% due 7/1/2020 pre-refunded 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	NR/A3	8,675,000	8,990,076
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,597,400
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,494,310
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,404,160
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	1,240,000	1,261,725
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	10,000,000	11,929,600
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	6,987,668
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	2,017,500	2,320,428
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	2,017,500	2,280,764
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A3	3,425,000	3,228,816
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	AA-/A3	7,000,000	5,198,690
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,714,900
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,130,000	5,555,790
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	2,000,000	2,008,320
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	3,105,000	3,462,944
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	895,000	998,176
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	AA-/Aa3	1,250,000	1,375,713
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	AA-/Aa3	10,000,000	11,774,900
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	AA-/Aa3	5,000,000	5,974,000
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	2,000,000	2,183,840
Tuolumne Wind Project Authority, 5.00% due 1/1/2019	AA-/A2	2,000,000	2,247,840
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	986,640

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	$1,010,000	$1,100,355
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,138,484
Ventura County COP, 5.00% due 8/15/2016	AA+/Aa3	1,520,000	1,580,435
Ventura County COP, 5.25% due 8/15/2017	AA+/Aa3	1,635,000	1,770,051
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities; Insured: AGM)	AA/Aa3	4,000,000	3,392,920
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	NR/NR	6,180,000	7,163,485

COLORADO — 2.62%
Castle Oaks Metropolitan District GO, 6.125% due 12/1/2035 pre-refunded 12/1/2015	NR/NR	1,428,000	1,442,537
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	AA-/A1	1,725,000	1,812,820
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	AA-/A1	1,000,000	1,088,590
City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa1	3,065,000	3,586,326
City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa1	3,825,000	4,538,401
City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa1	1,720,000	2,083,969
City & County of Denver COP, 0.01% due 12/1/2029 put 10/1/2015 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	29,510,000	29,510,000
City & County of Denver COP, 0.01% due 12/1/2029 put 10/1/2015 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	16,860,000	16,860,000
City & County of Denver COP, 0.01% due 12/1/2031 put 10/1/2015 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	48,425,000	48,425,000
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2016 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	350,000	364,525
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	441,296
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	664,704
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,167,810
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,214,967
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,400,955
City & County of Denver School District No. 1 GO, 4.00% due 12/1/2016 (Capital Projects) (State Aid WIthholding)	AA-/Aa2	3,775,000	3,936,608
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,740,974
Colorado Department of Corrections COP, 5.00% due 3/1/2016 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,040,260
Colorado Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,127,460
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	1,590,000	1,750,510
Colorado Department of Corrections COP, 5.00% due 3/1/2019 pre-refunded 3/1/2016 (Colorado Penitentiary II Project; Insured: AMBAC)	AA-/Aa2	4,930,000	5,029,044
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2016 (National Conference of State Legislatures)	A/A3	755,000	774,562
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2018 (National Conference of State Legislatures)	A/A3	1,625,000	1,753,554
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2020 (National Conference of State Legislatures)	A/A3	1,805,000	2,023,224
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2021 (National Conference of State Legislatures)	A/A3	1,000,000	1,130,900
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group) (ETM)	AA-/Aa2	2,365,000	2,379,426
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	1,185,000	1,272,394
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	2,225,000	2,537,612
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	A/A2	1,000,000	1,006,170
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,860,099
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,100,000	1,156,562
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA/NR	2,175,000	2,529,220
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA-/Aa2	1,000,000	1,108,460
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA-/Aa2	1,330,000	1,571,927
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2020	NR/Aa3	350,000	407,530
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2023	NR/Aa3	945,000	1,127,376
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2024	NR/Aa3	655,000	789,727
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA/NR	1,000,000	1,007,410
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA/NR	1,035,000	1,082,413
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA/NR	1,525,000	1,636,096
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA/NR	1,200,000	1,337,388
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA/NR	1,000,000	1,135,370
Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	700,000	734,958
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	925,234
Regional Transportation District COP, 5.00% due 6/1/2018 (FasTracks Transportation System)	A/Aa3	1,750,000	1,936,935
Regional Transportation District COP, 5.00% due 6/1/2019 (FasTracks Transportation System)	A/Aa3	4,730,000	5,377,821
Regional Transportation District COP, 5.00% due 6/1/2020 (FasTracks Transportation System)	A/Aa3	3,655,000	4,241,701
Regional Transportation District COP, 5.50% due 6/1/2021 (FasTracks Transportation System)	A/Aa3	2,370,000	2,768,326
Regional Transportation District COP, 5.00% due 6/1/2023 (North Metro Rail Line)	A/Aa3	4,000,000	4,826,080

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Regional Transportation District COP, 5.00% due 6/1/2024 (North Metro Rail Line)	A/Aa3	$4,000,000	$4,738,040

CONNECTICUT — 2.39%
City of Hartford GO, 5.00% due 10/1/2022 (Various Public Improvements; Insured: AGM)	AA/A3	1,765,000	2,078,782
City of Hartford GO, 5.00% due 7/1/2024 (Various Public Improvements; Insured: AGM)	AA/A2	800,000	944,952
City of Hartford GO, 5.00% due 7/1/2025 (Various Public Improvements; Insured: AGM)	AA/A2	1,020,000	1,209,863
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,231,403
Connecticut Health & Educational Facilities Authority, 0.01% due 7/1/2036 put 10/1/2015 (Yale University) (daily demand notes)	AAA/Aaa	300,000	300,000
Connecticut Health & Educational Facilities Authority, 0.01% due 7/1/2036 put 10/1/2015 (Yale University) (daily demand notes)	AAA/Aaa	300,000	300,000
Connecticut Housing Finance Authority, 0.01% due 11/15/2036 put 10/1/2015 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	10,355,000	10,355,000
Connecticut Housing Finance Authority, 0.01% due 5/15/2039 put 10/1/2015 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	13,110,000	13,110,000
Connecticut Housing Finance Authority, 0.01% due 5/15/2039 put 10/1/2015 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	40,915,000	40,915,000
State of Connecticut GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (General State Capital Projects; Insured: AGM)	AA/Aa3	2,865,000	2,955,935
State of Connecticut GO, 5.00% due 6/15/2023 (Housing Development & Rehabilitation)	AA/Aa3	13,915,000	16,601,987
State of Connecticut GO, 5.00% due 9/1/2023 (Housing Development & Rehabilitation)	AA/Aa3	5,550,000	6,640,964
State of Connecticut GO, 5.00% due 6/15/2024 (Housing Development & Rehabilitation)	AA/Aa3	19,385,000	23,314,533
State of Connecticut GO, 5.00% due 8/15/2024 (General State Capital Projects)	AA/Aa3	1,845,000	2,184,074
State of Connecticut GO, 5.00% due 6/15/2025 (Housing Development & Rehabilitation)	AA/Aa3	11,015,000	13,372,430
State of Connecticut GO, 5.00% due 6/15/2026 (Housing Development & Rehabilitation)	AA/Aa3	22,240,000	26,714,243
State of Connecticut GO Floating Rate Note, 0.79% due 9/15/2018 (General State Capital Projects)	AA/Aa3	725,000	717,663
State of Connecticut GO Floating Rate Note, 0.67% due 9/15/2024 (Education Capital Projects)	AA/Aa3	10,000,000	9,954,900

DISTRICT OF COLUMBIA — 0.51%
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/A1	685,000	701,426
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/A1	1,830,000	1,922,104
[a] District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/A1	1,745,000	1,920,530
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/A1	805,000	909,634
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/A1	1,890,000	2,180,569
District of Columbia COP, 5.25% due 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re) (ETM)	NR/Aa3	4,700,000	4,760,536
District of Columbia COP, 5.00% due 1/1/2018 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	NR/Aa3	5,000,000	5,061,100
District of Columbia COP, 5.00% due 1/1/2019 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	NR/Aa3	5,000,000	5,061,100
District of Columbia COP, 4.50% due 1/1/2021 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	NR/Aa3	1,100,000	1,112,056
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA/Aa1	5,000,000	5,684,300
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA/Aa1	3,005,000	3,540,791
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA/A3	4,000,000	3,957,760

FLORIDA — 8.44%
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A1	2,820,000	3,014,129
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	532,495
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,084,840
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A1	3,500,000	3,893,365
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	462,817
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	559,250
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A1	2,800,000	3,195,192
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,147,010
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,847,630
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,339,300
Broward County School Board COP, 5.00% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	1,495,000	1,548,132
Broward County School Board COP, 5.25% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	7,630,000	7,915,515
Broward County School Board COP, 5.25% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	3,715,000	3,854,015
Broward County School Board COP, 5.00% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A1	1,000,000	1,074,770
Broward County School Board COP, 5.00% due 7/1/2021 (Educational Facilities)	A/A1	4,000,000	4,702,560
Broward County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A/A1	4,580,000	5,435,910
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A/A1	3,000,000	3,576,840
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A/A1	2,000,000	2,384,560
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A/NR	4,000,000	4,804,280
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A/A1	2,000,000	2,402,140
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A/A1	7,000,000	8,459,010
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A/A1	5,000,000	6,042,150
Capital Projects Finance Authority, 5.50% due 10/1/2015 (University of Central Florida Apartment Student Housing; Insured: Natl-Re)	AA-/A3	2,660,000	2,660,027
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	AA-/Aa3	2,195,000	2,375,495

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	$3,360,000	$3,949,310
City of Gainesville, 0.01% due 10/1/2026 put 10/1/2015 (Utilities System; SPA: Union Bank) (daily demand notes)	AA/Aa2	20,285,000	20,285,000
City of Gainesville, 0.02% due 10/1/2042 put 10/7/2015 (Utilities System; LOC: Sumitomo Mitsui Banking) (weekly demand notes)	NR/NR	46,600,000	46,600,000
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	2,000,000	2,032,600
[a] City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	2,000,000	2,095,260
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2024 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	4,850,000	5,016,258
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa3	1,000,000	1,085,680
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa3	1,050,000	1,175,916
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa3	500,000	574,350
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa3	1,000,000	1,169,390
City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa3	1,105,000	1,328,652
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/Aa3	9,780,000	10,232,227
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	7,710,772
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	5,732,950
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,336,484
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	1,975,438
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	AA-/A2	1,970,000	2,134,928
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	804,548
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,342,938
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,866,101
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	894,309
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,159,980
City of Port St. Lucie, 1.70% due 7/1/2016 (Tesoro Special Assessment District)	NR/A2	1,075,000	1,082,127
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/A2	2,175,000	2,197,011
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/A2	2,215,000	2,244,725
City of Tampa, 5.00% due 11/15/2016 (BayCare Health System)	NR/Aa2	2,855,000	3,000,605
City of Tampa, 5.00% due 11/15/2017 (BayCare Health System)	NR/Aa2	1,215,000	1,323,244
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,351,986
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	3,653,160
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa1	2,345,000	2,392,228
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa1	1,325,000	1,399,995
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa1	2,630,000	2,861,230
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	1,225,000	1,353,552
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,035,000	1,143,613
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,705,000	1,912,686
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	BBB/Baa1	1,030,000	1,157,236
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	709,206
Florida State Board of Education GO, 5.00% due 6/1/2016 (Public Education Capital Outlay)	AAA/Aa1	3,900,000	4,026,204
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,526,232
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,747,902
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,970,441
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	925,120
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,252,840
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health System Sunbelt Group) (ETM)	AA-/Aa2	1,000,000	1,006,070
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,050,760
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,200,000	3,485,088
Highlands County HFA, 5.00% due 11/15/2017 pre-refunded 11/16/2015 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,006,210
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,000,000	3,437,550
Highlands County HFA, 5.00% due 11/15/2035 pre-refunded 11/15/2015 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,225,000	1,232,436
Hillsborough County, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,050,170
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,724,504
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,085,740
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,425,639
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,770,014
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,719,474
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,590,073
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	3,200,000	3,559,872
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,300,000	1,403,324
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	1,985,000	2,140,386
JEA, 4.00% due 10/1/2016 (Electric System)	A+/Aa3	3,540,000	3,668,679
JEA, 5.00% due 10/1/2018 (Water and Sewer System)	AA/Aa2	1,500,000	1,683,210
JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,685,592

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	$1,200,000	$1,454,628
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,778,472
Lee County School Board COP, 5.00% due 8/1/2023 (School Facilities Improvements)	A+/Aa3	1,000,000	1,191,910
Lee County School Board COP, 5.00% due 8/1/2024 (School Facilities Improvements)	A+/Aa3	2,000,000	2,401,760
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,046,760
Manatee County, 4.00% due 10/1/2017 (Public Utilities Improvements)	NR/Aa2	1,000,000	1,066,230
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,688,552
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,295,923
Manatee County, 5.00% due 10/1/2024 (Public Utilities Improvements)	NR/Aa2	500,000	612,400
Manatee County, 5.00% due 10/1/2025 (Public Utilities Improvements)	NR/Aa2	470,000	575,858
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems) (ETM)	NR/NR	1,000,000	1,000,140
Marion County School Board COP, 5.00% due 6/1/2018 (Insured: BAM)	AA/A2	2,500,000	2,752,500
Marion County School Board COP, 5.00% due 6/1/2019 (Insured: BAM)	AA/A2	2,635,000	2,969,540
Marion County School Board COP, 5.00% due 6/1/2020 (Insured: BAM)	AA/A2	2,760,000	3,161,801
Marion County School Board COP, 5.00% due 6/1/2021 (Insured: BAM)	AA/A2	2,505,000	2,906,852
Marion County School Board COP, 5.00% due 6/1/2024 (Insured: BAM)	AA/A2	3,065,000	3,620,194
Miami Beach GO, 4.00% due 9/1/2019	AA+/Aa2	2,745,000	3,030,562
Miami Beach GO, 5.00% due 9/1/2020	AA+/Aa2	3,720,000	4,323,570
Miami Beach GO, 4.00% due 9/1/2021	AA+/Aa2	1,015,000	1,138,414
Miami Beach GO, 5.00% due 9/1/2022	AA+/Aa2	1,000,000	1,164,240
Miami-Dade County, 0% due 10/1/2015 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,845,000	3,844,923
Miami-Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,535,000	3,500,463
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,435,000	2,352,648
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	5,087,694
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	1,981,731
Miami-Dade County, 5.00% due 7/1/2023 (Transit System)	AA/A1	1,000,000	1,195,410
Miami-Dade County, 5.00% due 7/1/2024 (Transit System)	AA/A1	5,565,000	6,708,329
Miami-Dade County, 5.00% due 7/1/2025 (Transit System)	AA/A1	3,650,000	4,414,310
Miami-Dade County, 5.00% due 10/1/2025 (Miami International Airport)	A/A2	2,500,000	2,993,825
Miami-Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,066,780
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Toll System; Insured: AGM)	AA/A2	7,530,000	8,544,140
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System)	A-/A3	2,000,000	2,399,520
Miami-Dade County Expressway Authority, 5.00% due 7/1/2025 (Toll System)	A-/A3	2,000,000	2,377,020
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,624,489
Miami-Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,000,140
Miami-Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	AA-/A1	4,065,000	4,178,901
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,046,550
Miami-Dade County School Board COP, 5.00% due 5/1/2022 (Educational Facilities Improvements)	A/A1	3,405,000	4,023,280
Miami-Dade County School Board COP, 5.00% due 5/1/2023 (Educational Facilities Improvements)	A/A1	4,130,000	4,927,586
Miami-Dade County School Board COP, 5.00% due 5/1/2024 (Educational Facilities Improvements)	A/A1	8,000,000	9,534,480
Miami-Dade County School Board COP, 5.00% due 5/1/2025 (Educational Facilities Improvements)	A/A1	15,000,000	17,757,750
Miami-Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2024 (Educational Facilities Improvements)	A/A1	2,425,000	2,828,302
Miami-Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016 (Educational Facilities Improvements)	A/A1	6,000,000	6,153,900
Orange County HFA, 5.00% due 10/1/2015 (Orlando Health, Inc.)	A/A3	500,000	500,065
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	820,000	839,155
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A3	1,980,000	2,133,965
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A3	6,050,000	6,863,846
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	1,870,000	2,134,044
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A3	4,150,000	4,702,033
Orange County School Board COP, 5.00% due 8/1/2019 (Educational Facilities)	NR/Aa2	1,000,000	1,145,470
Orange County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa2	1,695,000	1,979,980
Orange County School Board COP, 5.00% due 8/1/2021 (Educational Facilities)	NR/Aa2	2,100,000	2,486,127
Orange County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa2	1,825,000	2,187,682
Orange County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa2	1,540,000	1,863,061
Orange County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa2	1,445,000	1,762,206
Orange County School Board COP, 5.00% due 8/1/2025 (Educational Facilities)	NR/Aa2	1,190,000	1,458,155
Orlando and Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/FGIC/IBC)	AA-/A2	3,000,000	3,175,440
Palm Beach County HFA, 5.00% due 12/1/2020 (Boca Raton Regional Hospital)	BBB+/NR	600,000	679,290
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Educational Facilities Master Lease Program)	NR/Aa3	800,000	889,720
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Educational Facilities Master Lease Program)	NR/Aa3	940,000	1,035,203
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Educational Facilities Master Lease Program)	NR/Aa3	1,090,000	1,263,986
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Educational Facilities Master Lease Program)	NR/Aa3	3,835,000	4,293,436
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,186,030
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities Master Lease Program)	NR/Aa3	1,660,000	1,968,810
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities Master Lease Program)	NR/Aa3	3,500,000	4,182,780
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,195,080

16    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities Master Lease Program)	NR/Aa3	$3,595,000	$4,343,874
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,208,310
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016 (Educational Facilities Master Lease Program)	NR/Aa3	1,300,000	1,349,491
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,461,057
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,320,062
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	A+/Aa3	1,420,000	1,677,503
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,200,000	11,259,984
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,165,000	4,588,872
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	432,476
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	839,832
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,399,728
Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	735,669
Reedy Creek Improvement District, 5.00% due 6/1/2023 (Buena Vista Drive Corridor Improvements)	A+/Aa3	1,940,000	2,319,639
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	884,933
Reedy Creek Improvement District GO, 5.00% due 6/1/2021 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	500,000	586,725
Reedy Creek Improvement District GO, 5.00% due 6/1/2023 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	860,000	1,028,293
Reedy Creek Improvement District GO, 5.00% due 6/1/2024 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	850,000	1,028,560
Reedy Creek Improvement District GO, 5.00% due 6/1/2025 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	2,000,000	2,432,520
School Board of Alachua County COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,869,296
School Board of Alachua County COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,649,375
School Board of Lake County COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,149,640
School Board of Lake County COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,643,076
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	1,955,000	2,005,380
South Broward Hospital District, 5.00% due 5/1/2020 pre-refunded 5/1/2016 (Insured: Natl-Re)	AA-/Aa3	5,305,000	5,453,964
South Florida Water Management District COP, 5.00% due 10/1/2015 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	1,000,000	1,000,130
South Florida Water Management District COP, 5.00% due 10/1/2023 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	500,000	523,270
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	4,985,000	5,184,649
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	4,979,077
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program; Insured: AGM)	AA/Aa3	5,000,000	5,878,100
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,704,649
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,378,760
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	2,100,000	2,524,032
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	2,051,681
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa1	5,615,000	6,100,754
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa1	2,890,000	3,241,597
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa1	3,000,000	3,446,730
Tampa Sports Authority, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	AA-/NR	170,000	170,019
Volusia County Educational Facilities Authority, 5.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,320,000	2,426,952
Volusia County Educational Facilities Authority, 4.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	1,030,000	1,093,252
Volusia County Educational Facilities Authority, 5.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,075,000	2,308,521
Volusia County Educational Facilities Authority, 5.00% due 10/15/2019 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,350,000	2,677,097
Volusia County Educational Facilities Authority, 5.00% due 10/15/2023 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	700,000	826,504
Volusia County Educational Facilities Authority, 5.00% due 10/15/2024 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	650,000	774,332
Volusia County Educational Facilities Authority, 5.00% due 10/15/2025 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	400,000	475,040
Volusia County School Board COP, 5.00% due 8/1/2024 (Master Lease Program)	NR/Aa3	1,000,000	1,198,240

GEORGIA — 3.25%
Athens-Clarke County Unified Government Development Authority, 3.00% due 12/15/2015 (UGAREF Coverdell Building, LLC)	NR/Aa2	670,000	673,719
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2016 (UGAREF Bolton Commons, LLC)	NR/Aa2	300,000	305,253
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	521,082
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	450,908
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	434,255
Athens-Clarke County Unified Government Development Authority, 0.01% due 7/1/2035 put 10/1/2015 (University of Georgia Athletic Association; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	100,000	100,000
City of Atlanta, 5.50% due 11/1/2015 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	4,000,000	4,018,560
City of Atlanta, 5.00% due 1/1/2016 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	1,495,000	1,513,359
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater System; Insured: AGM)	AA/Aa3	3,215,000	3,376,779
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	8,215,000	8,672,822
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	3,650,000	3,830,054
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa3	4,745,000	5,167,068
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	2,100,000	2,299,479
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,546,585
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	AA-/Aa3	5,650,000	6,721,409

Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	$6,000,000	$6,926,220
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,823,450
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	7,000,000	8,005,550
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,214,878
City of Atlanta, 5.00% due 11/1/2021 (Water & Wastewater System)	AA-/Aa3	2,500,000	2,968,375
City of Atlanta, 5.00% due 11/1/2022 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,202,740
City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	AA-/Aa3	1,000,000	1,191,900
City of Atlanta, 5.00% due 11/1/2023 (Water & Wastewater System)	AA-/Aa3	1,130,000	1,370,475
City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	AA-/A1	1,350,000	1,641,762
City of Atlanta, 5.00% due 11/1/2024 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,225,110
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	1,645,000	1,968,868
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/A1	2,500,000	2,988,075
City of Atlanta, 5.00% due 11/1/2025 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,219,990
County of Douglas GO, 5.00% due 8/1/2016 (Jail & Law Enforcement Complex)	AA/Aa2	4,000,000	4,158,840
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A-/A3	6,000,000	6,232,260
Development Authority of Burke County, 0.07% due 7/1/2049 put 10/1/2015 (Georgia Power Company Plant Vogtle Project) (daily demand notes)	A-/A3	71,910,000	71,910,000
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,394,525
Fulton County Facilities Corp. COP, 5.00% due 11/1/2017 (Public Purpose Project)	AA-/Aa3	8,400,000	9,086,868
Fulton County Facilities Corp. COP, 5.00% due 11/1/2019 (Public Purpose Project)	AA-/Aa3	6,600,000	7,521,360
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	370,000	382,417
Gwinnett County Hospital Authority, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,586,700
Gwinnett County School District GO, 4.00% due 10/1/2015 (Educational Capital Building Program)	AAA/Aaa	10,000,000	10,001,100
Gwinnett County School District GO, 4.50% due 10/1/2017 (Capital Projects)	AAA/Aaa	13,000,000	14,021,280
LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	1,570,000	1,647,919
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa1	5,000,000	5,366,750
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,155,000	1,208,731
State of Georgia GO, 5.00% due 7/1/2017 (Capital Projects)	AAA/Aaa	8,625,000	9,298,267
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,756,125

GUAM — 0.66%
Government of Guam, 5.25% due 12/1/2016 (Layon Solid Waste Disposal Facility)	BBB+/NR	5,610,000	5,874,960
Government of Guam, 5.25% due 12/1/2017 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,169,080
Government of Guam, 5.50% due 12/1/2018 (Layon Solid Waste Disposal Facility)	BBB+/NR	3,000,000	3,361,260
Government of Guam, 5.00% due 11/15/2019 (Various Capital Projects)	A/NR	1,000,000	1,128,680
Government of Guam, 5.50% due 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,295,620
Government of Guam, 5.00% due 11/15/2020 (Various Capital Projects)	A/NR	1,500,000	1,711,860
Government of Guam, 5.00% due 11/15/2021 (Various Capital Projects)	A/NR	2,210,000	2,540,218
Government of Guam, 5.00% due 11/15/2022 (Various Capital Projects)	A/NR	2,960,000	3,414,597
Government of Guam, 5.00% due 11/15/2023 (Various Capital Projects)	A/NR	6,280,000	7,280,781
Government of Guam, 5.00% due 11/15/2024 (Various Capital Projects)	A/NR	4,500,000	5,250,330
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Baa2	300,000	342,381
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Baa2	1,050,000	1,220,226
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Baa2	645,000	755,166
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,143,010
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,743,465
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	6,340,000	7,548,594

HAWAII — 1.07%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvement Projects)	NR/Aa1	3,620,000	4,170,457
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvement Projects)	NR/Aa1	8,265,000	9,714,516
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvement Projects)	NR/Aa1	2,770,000	3,307,768
[a] City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	1,750,000	2,119,862
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	6,695,000	8,109,988
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA/Aa2	12,000,000	13,083,960
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA/Aa2	20,000,000	22,498,400
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,463,080
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA/Aa2	2,500,000	2,947,000
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,586,620
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA/Aa2	4,000,000	4,836,120

IDAHO — 0.28%
Idaho HFA, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,198,180
Idaho HFA, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,000,000	2,421,140
Idaho HFA, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,220,560
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,420,000	15,559,014

18    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ILLINOIS — 5.25%
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	$12,000,000	$9,870,360
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2020 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,000,000	1,136,170
Chicago Housing Authority, 5.00% due 7/1/2016 (Housing Transformation Capital Program; Insured: AGM) (ETM)	NR/A2	2,000,000	2,070,460
Chicago Midway International Airport, 5.00% due 1/1/2022	A-/A3	800,000	931,688
Chicago Midway International Airport, 5.00% due 1/1/2023	A-/A3	1,900,000	2,217,338
Chicago Midway International Airport, 5.00% due 1/1/2024	A-/A3	1,000,000	1,176,380
Chicago O’Hare International Airport, 5.00% due 1/1/2022 (O’Hare Modernization Program)	A/A2	5,835,000	6,675,357
[b] Chicago Park District GO, 4.00% due 1/1/2017 (Capital Improvement Plan)	AA+/NR	1,000,000	1,033,930
[b] Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,250,000	1,315,812
[b] Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,420,000	1,494,763
[b] Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	945,000	994,754
Chicago Park District GO, 5.00% due 1/1/2018 (Capital Improvement Plan; Insured: Natl-Re)	AA+/A3	700,000	708,575
Chicago Park District GO, 5.00% due 1/1/2018 (Capital Improvement Plan)	AA+/Ba1	1,150,000	1,235,882
[b] Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	1,745,000	1,860,589
[b] Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	820,000	874,317
[b] Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	2,730,000	2,910,071
[b] Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	815,000	868,757
[b] Chicago Park District GO, 5.00% due 1/1/2021 (Capital Improvement Plan)	AA+/NR	2,840,000	3,168,105
[b] Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,485,000	1,660,304
[b] Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,940,000	2,169,017
[b] Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,605,000	1,802,752
[b] Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	3,215,000	3,611,120
[b] Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,675,000	1,881,377
[b] Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,305,000	1,470,096
[b] Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,340,000	1,509,523
[b] Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,760,000	1,982,658
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	AA-/A3	1,500,000	1,578,075
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	3,000,000	3,176,430
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	2,500,000	2,734,700
City of Chicago, 5.00% due 11/1/2015 (Water System Extensions & Improvements; Insured: AGM)	AA/A2	1,050,000	1,053,559
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A-/Baa3	1,475,000	1,522,805
City of Chicago, 5.00% due 1/1/2020 (Project Fund; Insured: AGM)	AAA/A2	1,320,000	1,341,978
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,356,537
City of Chicago, 5.00% due 1/1/2021 (Riverwalk Expansion Project; Insured: AGM)	AA+/Ba1	1,410,000	1,517,611
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A-/A3	6,215,000	7,253,029
City of Chicago, 5.00% due 1/1/2023 (Riverwalk Expansion Project; Insured: AGM)	AA+/Ba1	1,000,000	1,081,320
City of Chicago, 5.25% due 1/1/2023 (O’Hare International Airport; Insured: AGM)	AA/A2	2,000,000	2,023,320
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A-/A3	16,060,000	18,626,709
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/A3	1,000,000	1,035,460
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	1,620,000	1,626,480
City of Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re)	AA-/A3	2,670,000	2,642,953
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	AA-/A3	3,050,000	3,113,989
City of Chicago School Reform Board of Trustees GO, 5.25% due 12/1/2017 (Insured: Natl-Re)	AA-/A3	4,100,000	4,250,183
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,100,230
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	867,190
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,785,993
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,824,025
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A-/A3	500,000	535,615
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,178,791
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,135,990
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,404,626
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,153,360
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,514,806
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,314,411
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re)	NR/Aa2	2,500,000	2,628,175
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re) (ETM)	NR/A3	95,000	94,231
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/A3	1,090,000	1,065,540
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	376,268
Community High School District No. 127 GO, 9.00% due 2/1/2016 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,890,000	1,941,824
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	2,025,000	2,235,721
Community High School District No. 127 GO, 7.375% due 2/1/2020 (Lake County-Grayslake School Bldg.; Insured: Syncora)	AAA/NR	1,000,000	1,234,480
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,133,200
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb Counties; Insured: Natl-Re)	NR/Aa3	3,165,000	2,749,435

Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County)	AA-/Aa2	$6,140,000	$5,435,803
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	AA/NR	720,000	823,270
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	AA/NR	1,000,000	1,155,470
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	AA/NR	1,250,000	1,457,687
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	AA/NR	1,250,000	1,467,462
Cook County Township High School District No. 227 GO, 5.00% due 12/1/2018 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	190,000	199,865
County of Cook GO, 5.00% due 11/15/2015 (Capital Improvement Plan; Insured: Natl-Re)	AA/A2	2,000,000	2,009,140
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA/A2	3,690,000	4,009,702
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA/A2	925,000	963,203
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A2	2,000,000	2,176,640
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A2	3,590,000	3,877,954
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA/A2	2,000,000	2,069,880
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A2	2,105,000	2,294,176
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A2	5,000,000	5,449,350
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA/A2	1,000,000	1,030,870
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA/A2	1,500,000	1,640,145
County of Winnebago GO, 3.00% due 12/30/2015 (Public Safety)	NR/Aa2	1,035,000	1,042,235
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/A2	1,500,000	1,690,380
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020	AAA/Aaa	500,000	582,345
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2021	AAA/Aaa	1,425,000	1,683,538
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2022	AAA/Aaa	900,000	1,076,328
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2023	AAA/Aaa	1,300,000	1,563,978
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2024	AAA/Aaa	5,000,000	6,066,050
Forest Preserve District of Kane County GO, 5.00% due 12/15/2015 (Insured: Natl-Re)	AA+/A3	2,780,000	2,807,578
Illinois Educational Facilities Authority, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	AA-/NR	3,030,000	3,164,290
Illinois Educational Facilities Authority, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,143,460
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,600,000	3,871,764
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,341,379
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University) (ETM)	NR/A2	1,000,000	1,000,140
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA+/Aa2	5,000,000	5,019,450
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,631,275
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,279,012
Illinois Finance Authority, 5.00% due 11/15/2016 (Rush University Medical Center)	A+/A1	1,750,000	1,839,040
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,779,871
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re) (ETM)	AA-/Aaa	1,000,000	1,086,260
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,483,108
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,101,390
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,829,649
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,480,848
Illinois Finance Authority, 5.00% due 11/15/2020 (Rush University Medical Center)	A+/A1	250,000	289,163
Illinois Finance Authority, 5.00% due 11/15/2021 (Rush University Medical Center)	A+/A1	250,000	291,775
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa3	1,000,000	1,104,900
Illinois Finance Authority, 5.00% due 11/15/2022 (Rush University Medical Center)	A+/A1	250,000	293,830
Illinois Finance Authority, 5.00% due 8/1/2023 (Advocate Health Care)	AA/Aa2	565,000	676,378
Illinois Finance Authority, 5.00% due 11/15/2023 (Rush University Medical Center)	A+/A1	1,000,000	1,180,460
Illinois Finance Authority, 5.00% due 8/1/2024 (Advocate Health Care)	AA/Aa2	800,000	961,232
Illinois Finance Authority, 5.00% due 11/15/2024 (Rush University Medical Center)	A+/A1	500,000	595,570
Illinois Finance Authority, 5.00% due 11/15/2025 (Rush University Medical Center)	A+/A1	1,655,000	1,961,638
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA/Aa2	1,250,000	1,430,750
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	2,350,000	2,410,865
Illinois State Toll Highway Authority, 5.00% due 1/1/2023	AA-/Aa3	4,000,000	4,741,000
Illinois State Toll Highway Authority, 5.00% due 1/1/2024	AA-/Aa3	6,500,000	7,785,115
Illinois State Toll Highway Authority, 5.00% due 1/1/2025	AA-/Aa3	6,500,000	7,319,325
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC) (ETM)	NR/Aa3	765,000	688,638
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	1,235,000	1,039,994
[b] Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	AA/NR	4,000,000	4,712,000
McHenry County Conservation District GO, 5.00% due 2/1/2021	AA+/Aa1	2,325,000	2,719,343
[a] McHenry County Conservation District GO, 5.00% due 2/1/2025	AA+/Aa1	2,000,000	2,427,400
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	AA-/NR	3,475,000	3,468,085
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re)	AA-/Baa1	8,245,000	8,191,490
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	BBB+/NR	4,000,000	4,487,560
Peoria Tazewell Etc. Counties Community College District No. 514 GO, 4.25% due 12/1/2015 (ETM)	NR/NR	490,000	493,425
Peoria Tazewell Etc. Counties Community College District No. 514 GO, 4.25% due 12/1/2015	AA+/Aa2	1,870,000	1,882,772
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	24,673,000
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,633,873

20    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
School District No. 122 GO, 0% due 1/1/2016 (Winnebago County-Harlem-Loves Park; Insured: AGM)	NR/A2	$2,000,000	$1,997,220
School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	4,927,800
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB+/Baa3	320,000	330,534
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bond Retirement & Interest Fund)	AAA/NR	3,500,000	3,615,850
Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,000,000	2,202,600
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Economic Redevelopment)	A+/NR	1,070,000	1,187,711
Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,450,000	1,626,450
Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,418,700
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,375,000	2,556,759
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/Aa3	2,000,000	2,160,440
Village of Downers Grove GO, 3.00% due 1/1/2017	AAA/NR	970,000	995,676
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	AA-/A3	1,190,000	1,203,828
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	700,363
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2023 (Capital Improvements; Insured: BAM)	AA/Aa3	8,050,000	9,476,379
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2024 (Capital Improvements; Insured: BAM)	AA/Aa3	4,580,000	5,421,392
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2025 (Capital Improvements; Insured: BAM)	AA/Aa3	8,495,000	10,130,967
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,200,691

INDIANA — 3.33%
Allen County Jail Building Corp., 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	760,000	760,099
Allen County Jail Building Corp., 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,553,166
Allen County Redevelopment District, 5.00% due 11/15/2016 pre-refunded 11/15/2015	NR/A2	770,000	782,382
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	AA+/NR	2,500,000	2,693,375
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,076,530
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,153,710
City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	2,405,000	2,814,860
City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	2,973,421
City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	3,375,000	3,766,162
City of Fort Wayne, 2.00% due 12/1/2015 (Waterworks Utility Improvements)	NR/Aa3	1,145,000	1,148,561
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,179,326
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,200,439
City of Whiting, 5.00% due 1/1/2016 (BP Products North America, Inc.)	A/A2	5,375,000	5,436,974
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,337,100
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,054,880
Crown Point Multi-School Building Corp., 0% due 1/15/2016 (Crown Point Community School Corp.; Insured: Natl-Re) (State Aid Withholding)	AA+/A3	5,685,000	5,680,907
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,682,118
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	3,083,754
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,417,933
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	2,805,398
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2021 (Educational Facilities; Insured: State Intercept)	AA+/NR	1,230,000	1,443,922
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2022 (Educational Facilities; Insured: State Intercept)	AA+/NR	885,000	1,047,840
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2023 (Educational Facilities; Insured: State Intercept)	AA+/NR	570,000	679,030
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 1/15/2024 (Educational Facilities; Insured: State Intercept)	AA+/NR	525,000	628,656
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A3	1,545,000	1,614,525
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,370,450
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,511,081
Indiana Finance Authority, 4.90% due 1/1/2016 (Indiana Power & Light Co.)	BBB+/A2	11,650,000	11,780,480
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,173,801
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re) (ETM)	AA+/Aa1	1,030,000	1,066,925
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	1,500,000	1,528,680
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,062,570
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	2,010,985
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	3,024,958
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,116,840
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,405,570
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,879,196
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,073,565
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,393,987

Annual Report     21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	$1,790,000	$2,006,160
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,324,900
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,760,700
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	980,624
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,390,723
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,543,002
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,596,972
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,468,434
Indiana Finance Authority, 5.00% due 10/1/2021 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	590,105
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,751,985
Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/A1	1,135,000	1,328,359
[a] Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,429,727
Indiana Finance Authority, 5.00% due 10/1/2023 (CWA Authority, Inc. Wastewater System Project)	AA/NR	1,000,000	1,202,400
Indiana Finance Authority, 5.00% due 10/1/2024 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	607,510
Indiana Finance Authority, 0.01% due 2/1/2037 put 10/1/2015 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	48,810,000	48,810,000
Indiana Finance Authority, 0.01% due 2/1/2037 put 10/1/2015 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	23,090,000	23,090,000
Indiana HFFA, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	7,100,000	7,610,916
Indianapolis Public Schools Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/A3	5,000,000	5,182,000
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	1,295,000	1,171,107
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,086,450
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,907,371
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,476,649
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,351,607
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,377,762
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,461,000
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,606,640
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,182,610
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,182,194
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A) (ETM)	AA/NR	1,660,000	1,701,500
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,066,650
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,055,190
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,096,300
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,404,587
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,170,400
Pike Township Multischool Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	1,080,000	1,128,190
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,785,000	1,851,134
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,258,532

IOWA — 0.91%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	3,870,000	4,244,152
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,421,359
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,536,964
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,340,368
Iowa Finance Authority, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,626,800
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,556,835
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,690,336
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,064,626
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,533,262
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	2,021,119
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,351,140
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,734,671
Iowa Finance Authority, 0.01% due 2/15/2035 put 10/1/2015 (Iowa Health System; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	NR/Aa1	27,185,000	27,185,000
Iowa Finance Authority, 0.01% due 2/15/2035 put 10/1/2015 (Iowa Health System; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	NR/Aa1	8,820,000	8,820,000

KANSAS — 0.96%
Johnson County USD No. 512 GO, 4.00% due 10/1/2016 (Shawnee Mission School District)	NR/Aaa	6,455,000	6,694,932
Johnson County USD No. 512 GO, 4.00% due 10/1/2017 (Shawnee Mission School District)	NR/Aaa	6,700,000	7,143,071
Kansas DFA, 2.75% due 11/1/2015 (State of Kansas Projects)	AA-/Aa3	1,000,000	1,002,270
Kansas DFA, 5.00% due 11/1/2015 (State Capitol, School of Pharmacy and Wildlife & Parks Projects)	AA-/Aa3	2,605,000	2,615,967
Kansas DFA, 5.00% due 4/1/2020 (National Bio and Agro-Defense Facility)	AA-/Aa3	6,980,000	8,036,632
Kansas DFA, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,701,450

22    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kansas DFA, 5.00% due 4/1/2021 (National Bio and Agro-Defense Facility)	AA-/Aa3	$5,075,000	$5,918,008
Kansas DFA, 5.00% due 4/1/2022 (National Bio and Agro-Defense Facility)	AA-/Aa3	2,730,000	3,218,479
Kansas DFA, 5.00% due 4/1/2023 (National Bio and Agro-Defense Facility)	AA-/Aa3	8,110,000	9,632,734
Kansas DFA, 5.00% due 4/1/2024 (National Bio and Agro-Defense Facility)	AA-/Aa3	9,275,000	11,055,058
Kansas DFA, 5.00% due 4/1/2025 (National Bio and Agro-Defense Facility)	AA-/Aa3	6,895,000	8,154,372
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2022 (Utility Systems Improvement)	A+/A3	2,000,000	2,384,440
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2023 (Utility Systems Improvement)	A+/A3	1,000,000	1,200,310
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2024 (Utility Systems Improvement)	A+/A3	600,000	728,508

KENTUCKY — 0.39%
Jefferson County School District Finance Corp., 5.25% due 1/1/2016 (Insured: AGM)	AA/Aa2	2,145,000	2,172,520
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	5,000,000	4,542,800
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	9,600,000	8,454,912
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,885,000	2,451,644
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	4,195,000	3,280,197
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A/Aa3	6,165,000	7,181,547

LOUISIANA — 2.75%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	2,020,000	2,202,689
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,575,709
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	AA-/A1	1,395,000	1,449,726
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	AA-/A1	1,000,000	1,148,180
City of New Orleans GO, 5.00% due 10/1/2016 (Audubon Park Aquarium)	A/NR	2,380,000	2,477,556
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,186,601
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	A-/A3	3,080,000	3,504,208
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	A-/A3	3,250,000	3,735,062
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	A-/A3	5,700,000	6,596,838
City of Shreveport, 5.00% due 12/1/2020 (Water and Sewer System; Insured: BAM)	AA/A3	7,770,000	8,950,341
City of Shreveport, 5.00% due 12/1/2021 (Water and Sewer System; Insured: BAM)	AA/A3	8,185,000	9,533,479
City of Shreveport, 5.00% due 12/1/2022 (Water and Sewer System; Insured: BAM)	AA/A3	6,460,000	7,593,665
City of Shreveport, 5.00% due 12/1/2023 (Water and Sewer System; Insured: BAM)	AA/A3	4,245,000	5,017,165
City of Shreveport, 5.00% due 12/1/2024 (Water and Sewer System; Insured: BAM)	AA/A3	4,490,000	5,358,546
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,170,871
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,682,181
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2018 pre-refunded 2/1/2016 (Wastewater System Improvements; Insured: AGM)	AA/Aa3	3,000,000	3,048,690
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2023 (Wastewater System Improvements)	AA-/Aa3	450,000	538,983
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2024 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,210,670
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2025 (Wastewater System Improvements)	AA-/Aa3	700,000	852,201
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A1	1,000,000	1,157,260
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A1	780,000	914,035
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A1	1,000,000	1,186,790
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2023 (Convention Center)	NR/A1	1,000,000	1,172,710
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	2,000,000	2,250,360
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,143,650
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,158,590
Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,194,530
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/A3	1,415,000	1,661,592
Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	902,977
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,017,420
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,029,700
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,330,502
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,051,170
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,082,450
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,085,600
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	2,655,000	2,882,852
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,101,780
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,310,000	1,445,572

Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	$1,200,000	$1,399,668
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB/NR	22,140,000	24,300,421
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	BBB/NR	6,000,000	6,097,440
Louisiana Public Facilities Authority, 2.875% due 11/1/2015 (Entergy Gulf States)	A-/A2	2,500,000	2,505,525
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation) (ETM)	NR/NR	275,000	283,214
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	725,000	743,843
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation) (ETM)	NR/NR	285,000	305,483
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	750,000	796,170
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	550,000	588,132
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,450,000	1,542,829
Louisiana Public Facilities Authority, 5.00% due 6/1/2022 (Hurricane Recovery Program)	NR/Aa3	2,945,000	3,473,392
Louisiana Public Facilities Authority, 5.00% due 6/1/2023 (Hurricane Recovery Program)	NR/Aa3	5,000,000	5,939,650
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,026,900
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,752,425
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	4,595,000	5,194,096
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	668,125
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	488,891
Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	610,404
Parish of Orleans School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA/Aa3	4,500,000	4,676,400
Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	5,302,656
Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,402,253
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	A+/NR	1,005,000	1,097,832
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021	A+/NR	1,115,000	1,206,140
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,195,000	15,029,240
Parish of St. Tammany Sales Tax District No. 3, 5.00% due 6/1/2017 pre-refunded 6/1/2016 (Public Works, Improvements and Facilities; Insured: CIFG)	AA/NR	1,405,000	1,463,996
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2017 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,037,620
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,078,740
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A+/A2	1,810,000	1,987,995
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A+/A2	2,320,000	2,612,993
Regional Transit Authority, 0% due 12/1/2015 (Streetcar Rail Lines; Insured: Natl-Re)	AA-/NR	1,490,000	1,488,927
Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	819,832
Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,143,820
Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,144,270
Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,268,286

MAINE — 0.13%
Maine Finance Authority, 3.80% due 11/1/2015 (Waste Management, Inc.)	A-/NR	3,440,000	3,450,458
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta & Machias Courthouses)	AA-/Aa3	1,245,000	1,447,076
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta & Machias Courthouses)	AA-/Aa3	1,315,000	1,548,294
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta & Machias Courthouses)	AA-/Aa3	1,175,000	1,399,836
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta & Machias Courthouses)	AA-/Aa3	1,445,000	1,735,127

MARYLAND — 0.71%
County of Montgomery GO, 0.01% due 6/1/2026 put 10/1/2015 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	9,885,000	9,885,000
County of Montgomery GO, 0.01% due 6/1/2026 put 10/1/2015 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	3,880,000	3,880,000
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,322,810
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,157,639
Montgomery County GO, 4.00% due 11/1/2015 (Consolidated Public Improvements)	AAA/Aaa	5,160,000	5,177,389
Prince George’s County GO, 5.00% due 9/15/2017 (Consolidated Public Improvements)	AAA/Aaa	12,340,000	13,403,091

MASSACHUSETTS — 1.04%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A/NR	2,540,000	2,724,353
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A/NR	2,825,000	3,118,009
[a] Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A/NR	2,765,000	3,127,602
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A/NR	2,965,000	3,371,946
City of Northampton GO, 5.125% due 10/15/2016 (Insured: Natl-Re)	NR/Aa2	1,585,000	1,591,562
Commonwealth of Massachusetts, 5.00% due 6/15/2016 (Accelerated Bridge Program)	AAA/Aa1	6,390,000	6,608,346
Massachusetts Bay Transportation Authority, 0.02% due 7/1/2026 put 10/1/2015 (Capital Investment Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	500,000	500,000
Massachusetts Development Finance Agency, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	590,000	591,617
Massachusetts Development Finance Agency, 3.00% due 7/1/2018 (Mount Auburn Hospital Health Records System)	A-/A3	1,000,000	1,047,200
Massachusetts Development Finance Agency, 5.00% due 7/1/2022 (Mount Auburn Hospital Health Records System)	A-/A3	2,750,000	3,184,885
Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (Mount Auburn Hospital Health Records System)	A-/A3	4,000,000	4,656,320

24    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	$595,000	$691,342
Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (Mount Auburn Hospital Health Records System)	A-/A3	6,050,000	7,076,685
Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (Mount Auburn Hospital Health Records System)	A-/A3	2,465,000	2,898,495
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton Point Station Units 1 and 2)	BBB+/Baa2	2,000,000	2,332,040
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,480,037
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	1,905,228
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,252,485
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,704,050
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Ba1	4,290,000	4,612,565
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA/A3	1,750,000	1,756,090
Massachusetts Health & Educational Facilities Authority, 0.01% due 7/1/2027 put 10/7/2015 (Partners HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA/Aa3	500,000	500,000

MICHIGAN — 3.49%
Board of Governors of Wayne State University, 5.00% due 11/15/2022 (Educational Facilities and Equipment)	AA-/Aa3	425,000	503,961
Board of Governors of Wayne State University, 5.00% due 11/15/2023 (Educational Facilities and Equipment)	AA-/Aa3	305,000	364,274
Board of Governors of Wayne State University, 5.00% due 11/15/2024 (Educational Facilities and Equipment)	AA-/Aa3	515,000	618,582
Board of Governors of Wayne State University, 5.00% due 11/15/2025 (Educational Facilities and Equipment)	AA-/Aa3	625,000	742,369
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA/NR	1,305,000	1,372,951
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	2,086,278
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,117,620
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/A1	3,200,000	3,502,528
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	AA-/A3	3,890,000	3,999,970
County of Genesee GO, 3.00% due 11/1/2016 (Water Supply System; Insured: BAM)	AA/A2	615,000	629,686
County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	697,044
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,850,000	1,886,797
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	1,932,553
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	1,520,000	1,662,728
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,734,750
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,982,237
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,660,035
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,074,980
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,107,750
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,116,070
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A2	800,000	871,248
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A2	900,000	1,039,653
Michigan Finance Authority, 4.00% due 8/1/2018 (Beaumont Health Credit Group)	A/A1	500,000	539,445
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,150,000	1,283,665
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,220,000	1,382,455
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,295,000	1,482,115
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,375,000	1,586,241
Michigan Finance Authority, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,190,090
Michigan Finance Authority, 5.00% due 8/1/2023 (Beaumont Health Credit Group)	A/A1	3,800,000	4,441,934
Michigan Finance Authority, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,500,000	3,011,900
Michigan Finance Authority, 5.00% due 8/1/2024 (Beaumont Health Credit Group)	A/A1	7,000,000	8,223,810
Michigan Finance Authority, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,214,120
Michigan Finance Authority, 5.00% due 8/1/2025 (Beaumont Health Credit Group)	A/A1	8,000,000	9,280,160
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	35,000	35,141
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa2	3,625,000	3,969,447
Michigan State Building Authority, 5.50% due 10/15/2017 pre-refunded 10/15/2017 (ETM)	NR/NR	525,000	576,340
Michigan State Hospital Finance Authority, 5.50% due 11/15/2015 (Henry Ford Health System)	A-/A3	2,300,000	2,312,604
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A1	1,205,000	1,246,127
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	3,330,000	3,496,733
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,624,920
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A-/A3	1,530,000	1,644,903
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	1,000,000	1,078,490
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A-/A3	3,500,000	3,856,650
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA-/Aa3	2,000,000	2,300,760
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	2,000,000	2,156,980
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	12,140,000	13,003,033
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 pre-refunded 12/1/2015 (Trinity Health)	NR/NR	8,845,000	8,928,851
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 (Trinity Health)	AA-/Aa3	955,000	963,939
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	290,000	291,346
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,772,332
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	2,000,000	2,167,020
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	2,550,000	2,848,452

Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	$4,025,000	$4,488,438
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/Aa3	5,160,000	5,341,993
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa1	1,500,000	1,612,470
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,095,770
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,151,840
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital) (ETM)	NR/A1	5,855,000	6,351,328
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2020 (William Beaumont Hospital)	A/A1	1,200,000	1,378,140
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2021 (William Beaumont Hospital)	A/A1	2,500,000	2,891,475
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2023 (William Beaumont Hospital)	A/A1	1,240,000	1,450,763
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2024 (William Beaumont Hospital)	A/A1	2,000,000	2,342,100
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	445,000	472,065
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	350,000	387,713
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	570,000	636,160
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	535,000	598,381
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	625,000	702,906
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	2,200,000	2,500,256
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	4,000,000	4,593,360
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	3,000,000	3,476,580
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,019,820
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,154,190
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,408,052
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,521,606
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa2	1,000,000	1,168,980
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program)	A+/Aa2	4,000,000	4,008,240
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program; Insured: AMBAC) (ETM)	A+/Aa2	6,000,000	6,012,240
State Building Authority of the State of Michigan, 5.00% due 10/15/2016 (Higher Education Facilities Program)	A+/Aa2	6,305,000	6,607,451
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,166,500
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,182,150
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa2	3,000,000	3,584,400
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa2	7,715,000	9,257,151
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	1,725,000	1,854,341
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	9,925,000	10,875,517
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,083,624
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,093,530
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,136,790
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,153,060
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	AA-/A2	1,000,000	1,087,640
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,629,814
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,414,921
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	3,016,260
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,160,873
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,657,820
Western Townships Utilities Authority GO, 5.00% due 1/1/2016 (Sewage Disposal System)	AA/NR	1,670,000	1,689,038
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,580,295
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,634,715

MINNESOTA — 1.55%
Cities of Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	8,463,606
City of St. Cloud, 5.00% due 5/1/2016 (CentraCare Health System)	NR/A1	1,250,000	1,283,600
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	3,118,502
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,067,980
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,415,717
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	3,936,628
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,808,916
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,347,230
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,211,864
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 pre-refunded 11/15/2016 (Regions Hospital)	A/Aaa	1,070,000	1,128,593
City of St. Paul Housing & Redevelopment Authority, 0.01% due 11/15/2035 put 10/1/2015 (Allina Health System; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa2	42,865,000	42,865,000
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,292,902
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,205,685
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA/NR	2,500,000	2,640,625
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,616,200
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	4,021,500

26    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	$4,945,000	$5,393,907
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,289,004
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,296,400
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,128,520
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,144,982
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,503,513
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2023 (HealthPartners)	A/A2	1,000,000	1,171,720
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2024 (HealthPartners)	A/A2	600,000	709,482
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2025 (HealthPartners)	A/A2	250,000	297,473
State of Minnesota GO, 5.00% due 8/1/2016	AA+/Aa1	5,000,000	5,199,000

MISSISSIPPI — 0.39%
City of Jackson GO, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,500,000	1,505,580
Lamar County School District GO, 3.00% due 6/1/2016 (Educational and Performing Arts Capital Projects)	A/NR	1,800,000	1,830,636
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,775,616
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,376,626
Mississippi Development Bank, 4.75% due 7/1/2017 (Canton GO Public Improvement Project)	NR/NR	620,000	639,970
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,434,388
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,723,500
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,149,000
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,914,200
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,331,360
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,182,570
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,182,570
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,788,960
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,490,800

MISSOURI — 1.19%
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,394,314
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,386,865
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,547,924
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,952,405
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	520,505
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	534,020
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	553,890
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,116,530
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District) (ETM)	NR/NR	695,000	778,122
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District)	AA-/A1	1,305,000	1,446,018
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re)	AA/A1	1,000,000	1,097,400
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	8,715,875
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	4,198,320
[a] Missouri Development Finance Board, 4.00% due 6/1/2016 (City of Independence Electric System Projects)	A/NR	1,560,000	1,594,102
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System Projects)	A/NR	1,525,000	1,619,596
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System Projects)	A/NR	1,705,000	1,863,514
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,000,000	1,078,740
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,790,000	1,994,257
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,265,000	1,371,930
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,000,000	1,128,790
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System Projects)	A/NR	2,465,000	2,680,614
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System Projects)	A/NR	3,155,000	3,432,230
Missouri Health and Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,716,510
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,059,560
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,108,750
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,111,540
Missouri Health and Educational Facilities Authority, 0.01% due 9/1/2030 put 10/1/2015 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	3,100,000	3,100,000
Missouri Health and Educational Facilities Authority, 0.01% due 7/1/2032 put 10/1/2015 (St. Louis University; SPA: U.S. Bank, N.A.) (daily demand notes)	NR/A1	2,000,000	2,000,000
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,565,010
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,248,247
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,234,740
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,815,589
Southeast Missouri State University, 5.00% due 4/1/2016 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	767,198
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,277,015

Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	$2,825,000	$3,233,099
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,776,112
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,787,232
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,324,000
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,737,712
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A2	2,065,000	2,100,745
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A2	2,000,000	2,117,120
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A2	3,865,000	4,218,338

NEBRASKA — 0.11%
[a] Douglas County Hospital Authority No. 3, 5.00% due 11/1/2022 (Nebraska Methodist Health System)	A-/NR	1,670,000	1,921,769
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2023 (Nebraska Methodist Health System)	A-/NR	1,905,000	2,202,580
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2024 (Nebraska Methodist Health System)	A-/NR	1,400,000	1,621,592
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2025 (Nebraska Methodist Health System)	A-/NR	2,005,000	2,325,500

NEVADA — 2.16%
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,045,000	1,071,982
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,107,340
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,120,920
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,450,000	2,781,338
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,153,400
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,606,203
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,389,880
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	1,997,754
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,408,894
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA/A2	1,100,000	1,134,177
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,099,030
Clark County GO, 5.00% due 11/1/2017 (Southern Nevada Water Authority; Insured: AMBAC)	AA/Aa1	1,310,000	1,377,714
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,580,000	1,589,938
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,137,266
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,371,760
Las Vegas Valley Water District GO, 5.00% due 6/1/2016	AA+/Aa1	1,000,000	1,031,870
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA+/Aa1	1,050,000	1,126,955
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA+/Aa1	1,000,000	1,139,220
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa1	4,255,000	4,955,118
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa1	5,080,000	5,915,863
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA+/Aa1	5,000,000	5,924,600
Las Vegas Valley Water District GO, 5.00% due 6/1/2023	AA+/Aa1	15,995,000	19,340,354
Las Vegas Valley Water District GO, 5.00% due 6/1/2024	AA+/Aa1	13,825,000	16,836,361
Las Vegas Valley Water District GO, 5.00% due 6/1/2025	AA+/Aa1	7,505,000	9,238,655
Las Vegas Valley Water District GO, 5.00% due 12/1/2025	AA+/Aa1	20,000,000	24,629,400
Las Vegas Valley Water District GO, 5.00% due 6/1/2026	AA+/Aa1	18,630,000	22,717,049
State of Nevada GO, 5.00% due 12/1/2021 (Municipal Bond Bank Project Nos. R-9A through R-13F; Insured: AGM)	AA/Aa2	10,000	10,041
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	2,008,788
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,927,100

NEW HAMPSHIRE — 0.46%
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2016 (Southern New Hampshire Medical Center)	A-/NR	1,260,000	1,309,833
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2017 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,071,150
New Hampshire Health and Education Facilities Authority, 0.02% due 7/1/2033 put 10/1/2015 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	9,085,000	9,085,000
New Hampshire Health and Education Facilities Authority, 0.02% due 7/1/2033 put 10/1/2015 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	835,000	835,000
New Hampshire Health and Education Facilities Authority, 0.02% due 7/1/2035 put 10/1/2015 (University System of New Hampshire; SPA: U.S. Bank, N.A.) (daily demand notes)	A+/Aa3	375,000	375,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA/Aa3	2,985,000	3,109,325
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/Aa3	3,130,000	3,387,161
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA+/Aa2	1,000,000	1,179,930
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA+/Aa2	2,770,000	3,368,653
New Hampshire Turnpike System, 5.00% due 2/1/2016	A+/A1	3,000,000	3,048,540
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,570,815
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,420,654
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,154,640

28    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	$1,260,000	$1,476,531

NEW JERSEY — 2.23%
Burlington County Bridge Commission, 3.00% due 12/1/2015 (County Governmental Loan Program)	AA/Aa2	1,245,000	1,251,013
Burlington County Bridge Commission, 3.00% due 12/1/2016 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,030,670
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,125,850
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A/A2	3,040,000	3,141,445
City of Jersey City GO, 4.00% due 8/1/2020 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,650,000	2,914,390
City of Jersey City GO, 4.00% due 8/1/2021 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,805,000	3,092,204
City of Jersey City GO, 5.00% due 8/1/2022 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,530,000	2,953,244
City of Jersey City GO, 5.00% due 8/1/2023 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,455,000	2,866,728
City of Paterson GO, 3.50% due 3/15/2017 (Debt Restructuring & City Capital Projects) (State Aid Withholding)	NR/A3	950,000	979,802
County of Essex GO, 4.00% due 6/1/2016	NR/Aa2	500,000	512,695
County of Hudson COP, 6.25% due 12/1/2016 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/A3	550,000	581,878
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	5,000,000	6,280,500
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management, Inc. Project)	A-/NR	2,000,000	2,043,440
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,000,260
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	3,155,000	3,286,343
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,065,000	4,371,094
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,202,840
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,390,000	4,934,053
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,020,000	2,364,774
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,046,550
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A-/A3	4,155,000	4,349,828
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction) (ETM)	NR/NR	6,795,000	7,170,763
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A-/A3	5,525,000	6,014,239
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	A-/A3	135,000	144,513
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction) (ETM)	NR/NR	365,000	428,703
New Jersey EDA, 5.00% due 6/15/2022 (School Facilities Construction)	A-/A3	8,000,000	8,564,320
New Jersey EDA, 5.00% due 3/1/2023 (School Facilities Construction)	A-/A3	8,015,000	8,541,986
New Jersey EDA, 5.00% due 6/15/2023 (School Facilities Construction)	A-/A3	2,000,000	2,131,440
New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	A-/A3	550,000	605,930
New Jersey EDA, 5.75% due 9/1/2023 pre-refunded 3/1/2021 (School Facilities Construction)	NR/A3	4,955,000	6,020,523
New Jersey EDA, 5.00% due 6/15/2024 (School Facilities Construction)	A-/A3	4,250,000	4,514,392
New Jersey EDA, 5.00% due 3/1/2025 (School Facilities Construction)	A-/A3	4,575,000	4,816,651
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	11,150,000	11,696,573
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvements; Insured: AGM)	AA/A2	675,000	677,707
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	A+/NR	535,000	628,930
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	A+/NR	1,000,000	1,177,200
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	2,053,957
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,299,400
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,380,036
New Jersey Transit Corp., 5.00% due 9/15/2021 (Urban Public Transportation Capital Improvement)	A/A3	3,395,000	3,881,470
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System)	A-/A3	1,000,000	1,064,910
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System)	A-/A3	1,000,000	1,069,670
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021 (State Transportation System)	A-/A3	2,570,000	2,751,211
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2022 (State Transportation System)	A-/A3	2,000,000	2,171,600
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2023 (State Transportation System; Insured: AMBAC)	A-/A3	3,545,000	3,853,486
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System)	A-/A3	1,660,000	1,763,269
[a] Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	AA-/A3	1,515,000	1,592,280
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A3	1,210,000	1,359,617
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A3	2,000,000	2,304,420
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A3	4,250,000	4,985,462
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A3	4,500,000	5,332,995
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,330,095

NEW MEXICO — 0.74%
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,300,000	2,637,226
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2021 pre-refunded 8/1/2016 (Educational Facilities) (State Aid Withholding)	AA/Aa1	2,425,000	2,520,739
City of Farmington, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co.-Four Corners Project)	BBB/Baa1	3,000,000	3,032,370
City of Gallup, 5.00% due 8/15/2016 (Tri-State Generation and Transmission Assoc., Inc.; Insured: AMBAC)	A/A3	2,500,000	2,509,050
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,653,839
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,557,109
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,472,533

Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	$6,000,000	$6,378,720
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,618,950
[a] New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,475,650
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2024 (Presbyterian Healthcare Services)	AA/Aa3	1,030,000	1,242,128
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2025 (Presbyterian Healthcare Services)	AA/Aa3	750,000	907,553
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	3,095,000	3,589,117
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,845,000	2,178,225
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,250,000	1,492,962
State of New Mexico, 5.00% due 7/1/2016 (Statewide Capital Project Funding)	AA/Aa1	10,265,000	10,636,182

NEW YORK — 10.72%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA/A2	2,035,000	2,035,265
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,713,408
City of New York GO, 4.00% due 8/1/2016 (Capital Projects)	AA/Aa2	1,930,000	1,990,756
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	3,000,000	3,556,020
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	9,000,000	10,668,060
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,350,000	8,712,249
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,775,000	9,216,019
City of New York GO, 0.01% due 8/1/2022 put 10/1/2015 (Capital Projects; Insured: AGM; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA/Aa2	1,400,000	1,400,000
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	3,000,000	3,594,570
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	6,625,000	7,938,009
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	20,000,000	23,963,800
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	13,075,000	15,666,334
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	9,520,000	11,497,970
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	12,985,000	15,682,893
City of New York GO, 0.01% due 10/1/2023 put 10/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	200,000	200,000
[a] City of New York GO, 5.00% due 8/1/2024 (City Budget Financial Management)	AA/Aa2	40,145,000	49,092,518
City of New York GO, 0.01% due 8/1/2035 put 10/1/2015 (Capital Projects) (daily demand notes)	AA/Aa2	3,100,000	3,100,000
City of Syracuse Industrial Development Agency, 0.01% due 12/1/2037 put 10/1/2015 (Syracuse University; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,150,000	1,150,000
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District) (ETM)	NR/NR	4,090,000	4,205,011
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA/Aa2	4,705,000	4,837,211
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA/Aa2	7,265,000	7,770,063
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA/Aa2	5,000,000	5,525,150
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,351,220
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA-/A1	12,955,000	15,155,795
[a] Metropolitan Transportation Authority, 5.00% due 11/15/2021	AA-/A1	24,325,000	28,791,070
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,553,165
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,147,533
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,281,080
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/Baa2	1,260,000	1,364,756
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,715,000	1,935,566
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	3,037,635
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	2,993,391
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	11,501,300
New York City Housing Development Corp., 0.80% due 11/1/2015 (Multi-Family Housing)	AA+/Aa2	1,820,000	1,820,801
New York City Housing Development Corp., 0.02% due 5/1/2020 put 10/1/2015 (Multi-Family Housing) (daily demand notes)	AA+/Aa2	500,000	500,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2035 put 10/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	42,500,000	42,500,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2045 put 10/1/2015 (Water & Sewer System; SPA: Northern Trust Company) (daily demand notes)	AAA/Aa1	100,000	100,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2045 put 10/1/2015 (Water & Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	500,000	500,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2048 put 10/1/2015 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa2	32,000,000	32,000,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2050 put 10/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	1,000,000	1,000,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2050 put 10/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	46,350,000	46,350,000
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects & WTC Recovery Costs) (ETM)	NR/NR	3,630,000	3,645,173
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,370,000	1,375,781
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA/Aa2	3,155,000	3,274,007
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	5,000,000	5,257,000
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,680,000	13,331,752
New York City Transitional Finance Authority, 5.00% due 11/1/2017 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,000,000	1,004,260

30    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA/Aa2	$4,865,000	$5,335,105
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,500,000	1,686,570
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	11,730,000	13,188,977
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	3,075,000	3,457,469
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,645,000	1,849,605
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,725,000	14,307,735
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	2,000,000	2,248,760
New York City Transitional Finance Authority, 0.01% due 11/1/2042 put 10/1/2015 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	27,500,000	27,500,000
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	9,000,000	9,622,260
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa2	4,945,000	5,317,853
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA/NR	5,280,000	5,863,968
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,958,256
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	358,631
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,814,235
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,800,600
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,562,288
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	692,435
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health Projects; Insured: Natl-Re)	AA/Aa2	6,975,000	7,002,761
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	3,029,927
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,414,496
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,821,688
a New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa1	60,000,000	69,376,200
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,159,540
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,000,000	1,149,800
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,234,124
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM)	AA/NR	1,250,000	1,463,213
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,458,197
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,167,020
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	529,457
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	886,095
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM)	AA/NR	1,100,000	1,305,106
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,483,075
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program; Insured: AGM)	AA/NR	1,800,000	2,158,704
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	359,784
New York State Dormitory Authority, 5.00% due 10/1/2023 (School Districts Financing Program; Insured: AGM)	AA/NR	2,500,000	3,026,900
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,374,340
New York State Dormitory Authority, 5.00% due 10/1/2024 (School Districts Financing Program; Insured: AGM)	AA/NR	2,000,000	2,449,600
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	5,000,000	5,014,100
New York State Housing Finance Agency, 0.02% due 5/1/2048 put 10/1/2015 (Multi-family Rental Housing Development; LOC: Bank of China) (daily demand notes)	A/A1	55,900,000	55,900,000
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge Project)	A-/A3	5,000,000	5,652,450
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,294,420
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,925,175
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,543,840
New York State Thruway Authority, 5.00% due 1/1/2024 (Governor Thomas E. Dewey Thruway)	A/A2	1,000,000	1,206,870
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	18,300,000	21,385,197
New York State Thruway Authority, 5.00% due 1/1/2025 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,445,820
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	AA-/A3	1,000,000	1,000,110
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA/Aa3	4,725,000	5,121,569
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,718,250
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,778,900
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,707,550
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,414,252
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA/NR	3,725,000	4,128,790
Triborough Bridge and Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	6,147,491
United Nations Development Corp., 5.00% due 7/1/2016 (One, Two and Three U.N. Plaza Project)	NR/A1	3,400,000	3,520,054
United Nations Development Corp., 5.00% due 7/1/2017 (One, Two and Three U.N. Plaza Project)	NR/A1	3,000,000	3,225,960
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	4,000,000	4,543,440
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A2	1,000,000	1,199,670

Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NORTH CAROLINA — 2.49%
Catawba County, 4.00% due 10/1/2015	AA-/Aa2	$1,620,000	$1,620,178
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,036,140
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,065,410
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2016 (Carolinas HealthCare System)	AA-/Aa3	3,520,000	3,568,083
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas HealthCare System)	AA-/Aa3	2,000,000	2,112,980
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	654,492
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,697,176
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	947,820
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,667,540
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,360,877
City of Charlotte COP, 5.00% due 12/1/2020 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,000,000	1,171,170
City of Charlotte COP, 5.00% due 12/1/2021 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,100,000	1,307,988
City of Charlotte COP, 5.00% due 12/1/2022 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,405,000	2,899,901
City of Charlotte COP, 5.00% due 12/1/2023 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,145,000	2,584,639
City of Charlotte COP, 5.00% due 12/1/2025 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,290,000	2,837,379
City of Charlotte GO, 4.00% due 12/1/2016 (Equipment Acquisition & Public Facilities)	AAA/Aaa	5,315,000	5,543,173
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa2	1,000,000	1,198,220
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa2	750,000	908,047
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa2	600,000	733,338
County of Dare, 4.00% due 6/1/2016 (Educational Facility Capital Projects)	AA-/Aa3	500,000	512,275
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA-/Aa3	400,000	422,048
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA-/Aa3	425,000	458,711
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA-/Aa3	500,000	548,715
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA-/Aa3	765,000	849,096
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA-/Aa3	1,225,000	1,438,922
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA-/Aa3	490,000	546,281
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA-/Aa3	700,000	832,853
County of Mecklenburg GO, 5.00% due 12/1/2018 (County Debt Restructing)	AAA/Aaa	3,015,000	3,405,382
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	580,630
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,251,790
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	587,695
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,314,375
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	659,538
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	479,664
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC) (ETM)	A-/NR	1,700,000	1,720,774
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC) (ETM)	NR/Baa1	7,500,000	8,368,875
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC) (ETM)	AA+/Aa1	5,965,000	6,653,182
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 pre-refunded 1/1/2018 (Insured: AGM)	AA/A3	3,105,000	3,417,239
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021 (ETM)	A-/Baa1	5,000,000	5,908,400
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022 (ETM)	A-/Baa1	4,715,000	5,646,543
North Carolina Infrastructure Finance Corp. COP, 5.00% due 5/1/2026 pre-refunded 5/1/2017 (North Carolina Capital Improvements; Insured: AGM)	AA+/Aa1	3,000,000	3,207,750
North Carolina Medical Care Commission, 0.02% due 11/1/2034 put 10/7/2015 (Novant Health; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	A+/A1	23,215,000	23,215,000
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric) (ETM)	NR/NR	1,120,000	1,186,786
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	2,000,000	2,118,480
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	11,750,000	12,574,027
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric) (ETM)	NR/NR	3,250,000	3,482,440
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric) (ETM)	NR/NR	1,220,000	1,379,137
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	3,280,000	3,686,458
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	605,000	670,509
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	945,000	1,054,790
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	720,000	827,921
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	280,000	324,232
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,125,120
State of North Carolina, 5.00% due 5/1/2016 (Various Capital Improvements)	AA+/Aa1	5,070,000	5,213,278
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	27,259,664
State of North Carolina GO, 5.00% due 6/1/2017 (Various Capital Improvements)	AAA/Aaa	6,070,000	6,523,672
Winston-Salem State University, 4.00% due 4/1/2016 (Student Housing and Student Services Facilities)	A-/A3	640,000	650,355
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A-/A3	645,000	671,277
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A-/A3	815,000	898,489
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A-/A3	945,000	1,075,514

NORTH DAKOTA — 0.06%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,701,774
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	AA/NR	1,460,000	1,540,023

32    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OHIO — 3.20%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	$1,000,000	$1,162,730
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,402,700
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	5,500,000	6,054,400
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A3	5,595,000	6,341,261
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,145,533
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,490,398
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,245,303
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	2,690,000	3,304,638
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,893,695
City of Akron GO, 5.00% due 12/1/2018 pre-refunded 12/1/2015 (Various Municipal Capital Projects; Insured: AMBAC)	AA+/Aa3	2,425,000	2,444,982
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,942,114
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	690,000	706,988
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	541,780
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	660,762
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	572,660
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	510,000	590,254
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	630,761
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	665,834
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,068,461
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	600,000	708,372
City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA/A1	1,030,000	1,217,635
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,371,320
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	747,993
City of Cleveland COP, 5.00% due 11/15/2016 (Cleveland Stadium)	A/A2	2,200,000	2,307,976
City of Cleveland COP, 4.75% due 11/15/2020 (Cleveland Stadium)	A/A2	2,000,000	2,255,180
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,460,932
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,319,631
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,602,141
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,342,840
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,373,560
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,897,732
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,098,163
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,169,831
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,361,170
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,133,550
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	809,389
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,172,030
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,371,800
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,287,700
County of Clermont, 2.00% due 8/1/2016 (Sanitary Sewer System)	NR/Aa3	1,325,000	1,340,648
County of Clermont, 2.00% due 8/1/2016 (Water System )	NR/Aa3	1,855,000	1,877,056
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,531,470
County of Cuyahoga COP, 5.00% due 12/1/2019 (Convention Hotel Project)	AA-/Aa3	2,585,000	2,947,960
County of Cuyahoga COP, 5.00% due 12/1/2022 (Convention Hotel Project)	AA-/Aa3	9,725,000	11,452,743
County of Cuyahoga COP, 5.00% due 12/1/2023 (Convention Hotel Project)	AA-/Aa3	5,645,000	6,700,051
County of Cuyahoga COP, 5.00% due 12/1/2024 (Convention Hotel Project)	AA-/Aa3	11,515,000	13,665,196
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	3,235,000	3,330,109
County of Montgomery, 0.01% due 11/15/2045 put 10/1/2015 (Miami Valley Hospital; SPA: Barclays Bank plc) (daily demand notes)	NR/Aa3	500,000	500,000
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,071,740
Franklin County Convention Facilities Authority, 4.50% due 12/1/2021 (Greater Columbus Convention Center; Insured: AMBAC)	AA/Aaa	1,000,000	1,007,060
Franklin County Convention Facilities Authority, 5.00% due 12/1/2021 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,186,510
Franklin County Convention Facilities Authority, 5.00% due 12/1/2022 (Greater Columbus Convention Center)	AA/Aaa	500,000	600,295
Franklin County Convention Facilities Authority, 5.00% due 12/1/2024 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,214,340
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A2	1,625,000	1,712,003
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa1	1,000,000	1,007,850
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa3	1,000,000	1,128,600
Ohio Higher Educational Facility Commission, 0.01% due 1/1/2039 put 10/1/2015 (Cleveland Clinic Health System) (daily demand notes)	AA-/Aa2	12,800,000	12,800,000
Ohio Higher Educational Facility Commission, 0.01% due 1/1/2043 put 10/1/2015 (Cleveland Clinic Health System; SPA: Barclays Bank plc) (daily demand notes)	AA-/Aa2	11,350,000	11,350,000
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,000,000	5,350,000
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 06/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,800,000	5,948,596
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re)	AA/Aa2	4,600,000	4,600,644
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,939,207

Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	$5,500,000	$5,655,485
Ohio State Water Development Authority, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	2,000,000	2,026,980
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities Project)	NR/Aa3	1,550,000	1,622,168
RiverSouth Authority, 5.00% due 12/1/2016 pre-refunded 12/1/2015 (RiverSouth Area Redevelopment)	AA+/Aa2	2,380,000	2,399,706
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,866,100
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,092,830
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,111,020
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,469,082
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,170,350
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,964,225
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,851,558
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	3,500,000	3,625,720
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,736,147
University of Toledo, 3.50% due 6/1/2016 (Higher Education Facilities)	A/A1	1,000,000	1,020,290
Youngstown City School District GO, 3.00% due 12/1/2015 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,004,320
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,479,715
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,576,614
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,681,702
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,770,427
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,859,996
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,907,025
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,964,345
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,828,010

OKLAHOMA — 1.74%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,533,347
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	3,004,380
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,574,464
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa3	3,630,000	3,676,319
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,116,850
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,381,847
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	269,840
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,345,017
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,299,940
Oklahoma County ISD No. 1 GO, 1.00% due 1/1/2016	A+/NR	4,075,000	4,081,357
Oklahoma DFA, 5.00% due 8/15/2017 (INTEGRIS Health) (ETM)	AA-/Aa3	4,375,000	4,731,694
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health) (ETM)	AA-/Aa3	500,000	559,040
Oklahoma DFA, 5.00% due 8/15/2022 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,193,960
Oklahoma DFA, 5.00% due 8/15/2023 (INTEGRIS Health)	AA-/Aa3	1,500,000	1,806,225
Oklahoma DFA, 5.00% due 8/15/2024 (INTEGRIS Health)	AA-/Aa3	1,225,000	1,482,434
Oklahoma DFA, 5.00% due 8/15/2025 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,214,510
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A2	1,165,000	1,202,268
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A2	1,075,000	1,152,024
Oklahoma Turnpike Authority, 0.01% due 1/1/2028 put 10/1/2015 (Oklahoma Turnpike System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	70,715,000	70,715,000
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,804,792
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	9,962,257
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2016 (Broken Arrow School District)	AA/NR	1,725,000	1,740,646
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,523,023

OREGON — 2.45%
Oregon Facilities Authority, 5.00% due 3/15/2016 (Legacy Health System)	AA-/A1	1,000,000	1,020,130
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	AA-/A1	1,100,000	1,181,829
Polk County Dallas School District No. 2 GO, 0% due 6/15/2017 (Capital Improvements)	AA+/NR	2,270,000	2,239,128
Polk County Dallas School District No. 2 GO, 0% due 6/15/2019 (Capital Improvements)	AA+/NR	515,000	490,739
Polk County Dallas School District No. 2 GO, 0% due 6/15/2021 (Capital Improvements)	AA+/NR	1,475,000	1,316,098
[b] State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	158,000,000	160,619,640
State of Oregon GO, 0.01% due 6/1/2028 put 10/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	4,600,000	4,600,000
State of Oregon GO, 0.01% due 6/1/2040 put 10/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	3,000,000	3,000,000
State of Oregon GO, 0.01% due 12/1/2041 put 10/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	3,500,000	3,500,000

PENNSYLVANIA — 5.23%
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,298,238
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,441,599

34    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	$1,765,000	$2,004,916
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2020 (Duquesne University of the Holy Spirit)	A-/A2	250,000	286,995
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2023 (Duquesne University of the Holy Spirit)	A-/A2	300,000	353,847
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2024 (Duquesne University of the Holy Spirit)	A-/A2	500,000	594,930
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2025 (Duquesne University of the Holy Spirit)	A-/A2	1,145,000	1,372,763
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,218,340
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	2,026,031
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,531,875
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,663,938
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	2,100,000	2,338,896
Allegheny County Sanitary Authority, 4.00% due 12/1/2018 (2015 Capital Project)	A/A1	650,000	706,843
Allegheny County Sanitary Authority, 5.00% due 12/1/2023 (2015 Capital Project)	A/A1	14,500,000	17,290,960
Allegheny County Sanitary Authority, 5.00% due 12/1/2024 (2015 Capital Project)	A/A1	4,650,000	5,591,485
Allegheny County Sanitary Authority, 5.00% due 12/1/2025 (2015 Capital Project; Insured: BAM)	AA/A1	1,000,000	1,209,980
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA/NR	1,475,000	1,519,648
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,396,624
Athens Area School District GO, 2.00% due 4/15/2016 (Insured: AGM) (State Aid Withholding)	NR/A2	470,000	473,896
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A2	2,600,000	2,730,338
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A2	2,680,000	2,785,002
Beaver County IDA, 4.00% due 1/1/2035 put 7/1/2021 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	18,000,000	18,267,300
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA/A1	5,570,000	5,984,297
City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works)	A-/Baa1	400,000	432,308
City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works)	AA/A2	1,395,000	1,541,698
City of Philadelphia, 5.00% due 8/1/2023 (Pennsylvania Gas Works)	A-/Baa1	3,750,000	4,430,850
City of Philadelphia, 5.00% due 8/1/2024 (Pennsylvania Gas Works)	A-/Baa1	4,000,000	4,742,120
City of Philadelphia, 5.00% due 8/1/2025 (Pennsylvania Gas Works)	A-/Baa1	1,900,000	2,263,926
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA/A1	3,030,000	3,164,320
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA/A1	2,210,000	2,310,665
City of Pittsburgh GO, 5.25% due 9/1/2018 pre-refunded 9/1/2016 (Insured: AGM)	AA/A1	3,240,000	3,387,517
City of Pittsburgh GO, 5.00% due 9/1/2022 (Insured: BAM)	AA/A1	1,100,000	1,309,099
Commonwealth of Pennsylvania GO, 5.00% due 10/1/2022 pre-refunded 10/1/2016 (Capital Facilities)	AA-/Aa3	575,000	601,945
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2023 (Capital Facilities)	AA-/Aa3	19,125,000	22,817,655
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2024 (Capital Facilities)	AA-/Aa3	15,500,000	18,635,340
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2025 (Capital Facilities)	AA-/Aa3	14,825,000	17,972,644
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College Project)	A/NR	1,390,000	1,445,614
County of Luzerne GO, 5.00% due 11/15/2021 (Insured: AGM)	AA/NR	2,680,000	3,075,514
County of Luzerne GO, 5.00% due 11/15/2022 (Insured: AGM)	AA/NR	2,560,000	2,943,974
County of Luzerne GO, 5.00% due 11/15/2023 (Insured: AGM)	AA/NR	2,600,000	3,001,570
County of Luzerne GO, 5.00% due 11/15/2024 (Insured: AGM)	AA/NR	4,000,000	4,621,840
Cumberland Valley School District GO, 5.00% due 11/15/2018 (Insured: AGM) (State Aid Withholding)	NR/Aa3	3,590,000	3,611,468
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System; Insured: BAM)	AA/NR	505,000	519,079
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	458,307
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	669,608
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,312,231
Geisinger Authority, 0.01% due 6/1/2041 put 10/1/2015 (Geisinger Health System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA/Aa2	100,000	100,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.01% due 2/15/2021 put 10/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	35,455,000	35,455,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.01% due 7/1/2025 put 10/1/2015 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	32,290,000	32,290,000
Lancaster County Hospital Authority, 3.00% due 11/1/2016 (Masonic Villages Project)	A/NR	1,550,000	1,587,076
Lancaster County Hospital Authority, 4.00% due 11/1/2017 (Masonic Villages Project)	A/NR	865,000	914,426
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,105,000	1,228,141
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,168,939
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,000,000	4,780,080
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,800,464
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,473,388
Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A/NR	3,000,000	3,454,890
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	544,050
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,290,975
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,284,053
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	1,966,496
Pennsylvania Economic DFA, 5.00% due 7/1/2016 (Pennsylvania Dept. of Labor and Industry)	AA+/Aaa	10,000,000	10,361,600
Pennsylvania Economic DFA, 1.75% due 12/1/2033 put 12/1/2015 (Waste Management, Inc.)	A-/NR	2,000,000	2,003,840
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,333,096

Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	$5,100,000	$5,891,163
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc., Student Housing)	BBB-/Baa3	1,825,000	1,904,296
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,218,964
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	515,000	552,894
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,557,960
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,093,644
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/A2	2,270,000	2,416,415
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/A2	18,410,000	20,690,999
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/A2	4,210,000	4,731,619
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/A2	2,265,000	2,568,034
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	3,010,644
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	8,791,085
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,858,744
Plum Borough School District GO, 3.00% due 9/15/2016 (Insured: BAM) (State Aid Withholding)	AA/NR	750,000	767,220
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	249,694
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	800,044
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	428,571
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	434,066
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,324,175
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,609,856
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,787,020
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,658,851
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,763,113
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	554,290
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,251,124
School District of Pittsburgh GO, 5.50% due 9/1/2016 (Insured: AGM) (State Aid Withholding)	AA/Aa3	4,000,000	4,184,600
Wayne County Hospital and HFA, 2.00% due 7/1/2016 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	500,000	505,625
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,000,000	1,022,070
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	641,750
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,236,986
West Mifflin Area School District GO, 3.70% due 10/1/2015 (Insured: AGM) (State Aid Withholding) (ETM)	AA/A2	2,210,000	2,210,221

RHODE ISLAND — 1.63%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	974,879
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,437,988
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,526,213
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,387,720
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,755,927
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,902,648
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/Aa3	5,615,000	6,181,329
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/Aa3	7,310,000	8,246,850
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	6,755,830
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	864,630
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,651,076
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2015 (Shepard’s Building; Insured: AGM)	AA/Aa3	800,000	800,104
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	684,546
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School Project)	AA-/Aa3	1,575,000	1,789,672
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,594,588
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School Project)	AA-/Aa3	1,405,000	1,629,379
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,344,580
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School Project)	AA-/Aa3	3,540,000	4,149,907
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation Project)	AA-/Aa3	2,020,000	2,376,065
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,485,287
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School Project)	AA-/Aa3	3,620,000	4,284,161
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,785,435
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School Project)	AA-/Aa3	1,705,000	2,029,444
State of Rhode Island and Providence Plantations COP, 5.00% due 11/1/2024 (Information Technology Project)	AA-/Aa3	3,010,000	3,608,207
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2016 (Consolidated Capital Development Loan)	AA/Aa2	3,000,000	3,117,060
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,721,350
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,739,119
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,341,468
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	19,551,645
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,124,550
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,719,456
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,129,470

36    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOUTH CAROLINA — 0.48%
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	AA-/NR	$550,000	$633,550
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	AA-/NR	1,000,000	1,162,860
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	AA-/NR	2,000,000	2,365,260
City of Charleston Public Facilities Corp., 5.00% due 9/1/2019 (City of Charleston Project)	AA+/Aa1	390,000	446,027
City of Charleston Public Facilities Corp., 5.00% due 9/1/2020 (City of Charleston Project)	AA+/Aa1	700,000	814,422
City of Charleston Public Facilities Corp., 5.00% due 9/1/2021 (City of Charleston Project)	AA+/Aa1	460,000	542,575
City of Charleston Public Facilities Corp., 5.00% due 9/1/2022 (City of Charleston Project)	AA+/Aa1	425,000	507,102
City of Charleston Public Facilities Corp., 5.00% due 9/1/2023 (City of Charleston Project)	AA+/Aa1	345,000	415,125
City of Charleston Public Facilities Corp., 5.00% due 9/1/2025 (City of Charleston Project)	AA+/Aa1	930,000	1,137,074
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,625,863
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	710,000	763,158
County of Charleston, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,169,050
County of Charleston, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	2,968,285
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	3,708,075
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,150,970
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA/A1	1,000,000	1,007,820
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA/A1	1,000,000	1,050,360
Lexington One School Facilities Corp., 5.00% due 12/1/2015 (Lexington County School District No. 1) (ETM)	NR/Aa3	1,000,000	1,008,280
Piedmont Municipal Power Agency, 5.00% due 1/1/2016 (Electric Generation and Transmission Facilities)	A-/Baa1	490,000	495,836
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/A3	3,800,000	4,453,752
SCAGO Educational Facilities Corp., 5.00% due 12/1/2021 (School District of Pickens County)	A/A1	1,810,000	2,122,080
SCAGO Educational Facilities Corp., 5.00% due 12/1/2022 (School District of Pickens County)	A/A1	500,000	592,460
SCAGO Educational Facilities Corp., 5.00% due 12/1/2023 (School District of Pickens County)	A/A1	1,000,000	1,191,800
SCAGO Educational Facilities Corp., 5.00% due 12/1/2024 (School District of Pickens County)	A/A1	1,010,000	1,212,818
SCAGO Educational Facilities Corp., 5.00% due 12/1/2025 (School District of Pickens County)	A/A1	1,000,000	1,197,130

SOUTH DAKOTA — 0.33%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re) (ETM)	AA+/A3	2,000,000	2,056,780
South Dakota Building Authority, 5.00% due 6/1/2022	AA+/Aa2	500,000	596,230
South Dakota Building Authority, 5.00% due 6/1/2024	AA+/Aa2	1,000,000	1,198,670
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A+/A1	1,310,000	1,315,306
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,040,300
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,321,829
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,184,656
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,449,361
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,107,860
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,412,521
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,650,206
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,149,470
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health)	AA-/A1	1,670,000	1,942,945
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,040,000	1,076,057
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,055,000	1,116,179
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,165,000	1,257,245

TENNESSEE — 0.48%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa1	3,500,000	3,532,410
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa1	6,000,000	6,699,720
Hallsdale-Powell Utility District, 3.00% due 4/1/2016	AA/NR	500,000	506,765
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	A-/A3	5,000,000	5,234,600
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/A3	11,000,000	11,862,400
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/A3	5,000,000	5,519,950
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/A3	1,190,000	1,349,412

TEXAS — 6.07%
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus) (ETM)	AA/Aa2	1,500,000	1,626,570
Bexar Metropolitan Water District, 4.50% due 5/1/2021 (Waterworks System; Insured: Natl-Re)	AA-/A1	1,200,000	1,227,948
Brazos River Authority, 4.90% due 10/1/2015 (Houston Industries, Inc. Project; Insured: Natl-Re)	AA-/NR	4,685,000	4,685,562
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,487,889
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	3,370,000	3,384,356
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A2	3,000,000	3,568,620
City of Austin, 5.00% due 5/15/2016 (Water and Wastewater System; Insured: Natl-Re)	AA/Aa2	1,500,000	1,509,045
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,161,690
City of Beaumont, 5.00% due 9/1/2023 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	5,000,000	6,019,000
City of Beaumont, 5.00% due 9/1/2024 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	2,500,000	2,995,425
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,726,995
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,787,474

Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	$1,300,000	$1,528,761
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,816,920
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A2	8,000,000	8,516,880
City of Denton GO, 4.00% due 2/15/2016	AA+/Aa2	3,535,000	3,586,187
City of Denton GO, 5.00% due 2/15/2017	AA+/Aa2	3,675,000	3,901,968
City of Denton GO, 5.00% due 2/15/2019	AA+/Aa2	3,990,000	4,517,638
City of Denton GO, 5.00% due 2/15/2020	AA+/Aa2	4,195,000	4,712,202
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,718,176
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,107,750
City of Houston, 0% due 9/1/2020 (Convention & Entertainment Facilities; Insured: AGM/AMBAC)	AA/A2	3,650,000	3,225,322
City of Houston, 5.00% due 9/1/2020 (Convention & Entertainment Facilities)	A-/A2	650,000	750,575
City of Houston, 5.00% due 9/1/2021 (Convention & Entertainment Facilities)	A-/A2	1,500,000	1,750,305
City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/Aa2	3,000,000	3,593,700
City of Houston, 5.00% due 9/1/2022 (Convention & Entertainment Facilities)	A-/A2	600,000	704,742
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	AA/Aa2	5,000,000	6,046,300
City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/Aa2	4,445,000	5,385,651
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	AA/Aa2	5,000,000	6,096,650
City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/Aa2	7,250,000	8,868,852
City of Houston, 5.00% due 9/1/2024 (Convention & Entertainment Facilities)	A-/A2	1,215,000	1,446,470
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	AA/Aa2	5,000,000	6,156,300
City of Laredo, 5.00% due 3/15/2021 (Sports Venues; Insured: AGM)	AA/A1	600,000	698,838
City of Laredo, 5.00% due 3/15/2022 (Sports Venues; Insured: AGM)	AA/A1	2,000,000	2,352,520
City of Laredo, 5.00% due 3/15/2023 (Sports Venues; Insured: AGM)	AA/A1	1,500,000	1,772,715
City of Laredo, 5.00% due 3/15/2024 (Sports Venues; Insured: AGM)	AA/A1	300,000	356,952
City of Laredo GO, 5.00% due 2/15/2018 pre-refunded 2/15/2017 (Streets, Sidewalks, Drainage, Signals, Lighting; Insured: Natl-Re)	AA/Aa2	2,000,000	2,123,800
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,000,000	2,306,580
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,325,000	2,681,399
City of Lubbock GO, 5.00% due 2/15/2021 (Waterworks System)	AA+/Aa2	7,490,000	8,793,934
City of Lubbock GO, 5.00% due 2/15/2022 (Waterworks System)	AA+/Aa2	2,895,000	3,435,468
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	500,000	599,905
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	4,180,000	5,015,206
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,460,000	5,398,964
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,440,000	5,374,753
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	7,735,000	9,466,093
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	5,725,000	7,006,255
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word Project)	NR/A3	3,620,000	4,187,145
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word Project)	NR/A3	1,000,000	1,167,950
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	23,940,200
City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,722,350
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,729,589
City of Weslaco GO, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	AA-/A2	2,835,000	2,986,871
Clifton Higher Education Finance Corp., 5.00% due 8/15/2016 (IDEA Public Schools)	BBB/NR	225,000	232,457
Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	336,212
Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	356,210
Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	445,000	498,769
Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,254,077
Collin County GO, 5.00% due 2/15/2016 (Road and Highway Construction)	AAA/Aaa	1,465,000	1,491,751
Corpus Christi Business & Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	625,000	722,256
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	5,020,339
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,765,084
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,160,000	1,229,658
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,260,000	1,335,663
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	1,935,000	2,044,753
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	2,035,000	2,150,425
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	A-/A3	2,175,000	2,293,124
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	1,200,000	1,216,236
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,218,300
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,551,580
Guadalupe-Blanco River Authority, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa1	5,000,000	5,421,400
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2016 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	500,000	517,045
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	848,208
[a] Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,136,300
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	2,000,000	2,295,560
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,906,083
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2023 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	500,000	593,645

38    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2024 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	$350,000	$419,524
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2025 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	1,000,000	1,205,550
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2015 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,450,000	1,458,816
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,365,000	1,533,577
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,000,000	1,147,910
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2022 (Memorial Hermann Health)	A+/A1	200,000	235,918
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2023 (Memorial Hermann Health)	A+/A1	400,000	475,660
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2024 (Memorial Hermann Health)	A+/A1	3,000,000	3,601,980
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2025 (Memorial Hermann Health)	A+/A1	2,845,000	3,379,803
Harris County Cultural Education Facilities Finance Corp., 0.01% due 9/1/2031 put 10/1/2015 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	100,000	100,000
Harris County GO, 4.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	2,995,000	2,995,329
Harris County GO, 5.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	4,000,000	4,000,560
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (CHRISTUS Health System; Insured: AGM)	AA/A1	6,260,000	6,472,777
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Healthcare System; LOC: JPMorgan Chase Bank, N.A.)	NR/A1	1,245,000	1,481,600
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	AA-/A2	1,500,000	1,575,690
Harris County-Houston Sports Authority, 5.00% due 11/15/2022 (Insured: AGM)	AA/A2	5,410,000	6,430,867
Harris County-Houston Sports Authority, 5.00% due 11/15/2023 (Insured: AGM)	AA/A2	9,475,000	11,302,822
Harris County-Houston Sports Authority, 5.00% due 11/15/2024 (Insured: AGM)	AA/A2	7,930,000	9,524,961
Hays County GO, 5.00% due 2/15/2022	AA/NR	750,000	887,543
Hays County GO, 5.00% due 2/15/2023	AA/NR	1,500,000	1,789,530
Hays County GO, 5.00% due 2/15/2024	AA/NR	1,300,000	1,563,783
Hays County GO, 5.00% due 2/15/2025	AA/NR	500,000	605,335
Houston Higher Education Finance Corp., 5.00% due 8/15/2016 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	880,000	914,118
[a] Houston Higher Education Finance Corp., 5.00% due 8/15/2017 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	925,000	995,578
Houston Higher Education Finance Corp., 5.00% due 8/15/2019 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,020,000	1,154,936
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,645,000	1,849,983
Houston Higher Education Finance Corp., 5.00% due 8/15/2021 (KIPP Inc.; Guaranty: PSF)	AAA/NR	300,000	350,544
Houston Higher Education Finance Corp., 5.00% due 8/15/2022 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,185,000	1,398,620
Houston ISD GO, 2.00% due 6/1/2037 put 6/1/2016 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,103,900
Hutto ISD GO, 0% due 8/1/2017 pre-refunded 8/1/2016 (Guaranty: PSF)	AAA/NR	2,170,000	2,065,341
Irving ISD GO, 0% due 2/15/2017 pre-refunded 2/15/2016 (Guaranty: PSF)	NR/Aaa	155,000	147,537
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	845,000	804,220
Kerrville Health Facilities Development Corp., 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB+/NR	4,000,000	4,038,520
[a] Laredo Community College District GO, 5.00% due 8/1/2019 (School Facilities Improvements)	AA-/Aa3	880,000	1,001,546
Laredo Community College District GO, 5.00% due 8/1/2020 (School Facilities Improvements)	AA-/Aa3	1,360,000	1,577,083
Laredo Community College District GO, 5.00% due 8/1/2022 (School Facilities Improvements)	AA-/Aa3	655,000	775,022
Laredo Community College District GO, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	610,000	725,821
Laredo Community College District GO, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	715,000	857,371
Lower Colorado River Authority, 5.00% due 5/15/2025 pre-refunded 5/15/2022	NR/NR	55,000	66,101
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A2	8,020,000	9,293,656
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	1,034,661
[a] North East ISD GO, 5.00% due 8/1/2016 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	2,000,000	2,080,660
North East ISD GO, 2.00% due 8/1/2044 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	10,615,000	10,769,554
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,307,780
Northside ISD GO, 2.00% due 6/1/2039 put 6/1/2019 (Educational Facilities; Guaranty: PSF)	NR/Aaa	2,185,000	2,227,236
Pasadena ISD GO, 3.00% due 2/15/2044 put 8/15/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	8,775,000	9,267,102
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,079,210
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,911,403
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,866,094
San Antonio Education Facilities Corp., 0.02% due 6/1/2033 put 10/7/2015 (Trinity University) (weekly demand notes)	AA/NR	2,000,000	2,000,000
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	915,000	1,065,582
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	1,365,000	1,503,411
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital) (ETM)	AA-/Aa3	2,280,000	2,373,776
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital) (ETM)	AA-/Aa3	2,000,000	2,162,660
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA/A2	10,000,000	10,813,500
Texas Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,452,871
Texas Public Finance Authority, 5.00% due 7/1/2017 pre-refunded 1/1/2016 (Unemployment Compensation)	AAA/Aaa	15,500,000	15,690,650
Texas Transportation Commission, 5.00% due 8/15/2022 (Central Texas Turnpike System)	BBB+/Baa1	400,000	466,556
Texas Transportation Commission, 5.00% due 8/15/2023 (Central Texas Turnpike System)	BBB+/Baa1	730,000	854,115
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,178,810
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,692,085

Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	$1,870,000	$2,058,085
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,185,207
Walnut Creek Special Utility District, 4.00% due 1/10/2020 (Water System Improvements; Insured: BAM)	AA/NR	520,000	570,809
Walnut Creek Special Utility District, 4.00% due 1/10/2021 (Water System Improvements; Insured: BAM)	AA/NR	445,000	489,251
Walnut Creek Special Utility District, 5.00% due 1/10/2022 (Water System Improvements; Insured: BAM)	AA/NR	525,000	610,281
Walnut Creek Special Utility District, 5.00% due 1/10/2024 (Water System Improvements; Insured: BAM)	AA/NR	750,000	882,518
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,309,146
Ysleta ISD, 5.00% due 8/15/2017 (District’s Unlimited Tax School Building Bonds; Guaranty: PSF)	AAA/Aaa	2,190,000	2,367,675

U.S. VIRGIN ISLANDS — 0.10%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	6,352,000	7,069,395

UTAH — 1.38%
City of Murray, 0.01% due 5/15/2037 put 10/1/2015 (IHC Health Services, Inc.; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA+/Aa1	6,780,000	6,780,000
City of Murray, 0.01% due 5/15/2037 put 10/1/2015 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	38,390,000	38,390,000
Utah Transit Authority, 5.00% due 6/15/2022 (Integrated Mass Transit System)	A+/A1	710,000	846,341
Utah Transit Authority, 5.00% due 6/15/2023 (Integrated Mass Transit System)	A+/A1	775,000	931,721
Utah Transit Authority, 5.00% due 6/15/2024 (Integrated Mass Transit System)	A+/A1	825,000	1,001,236
Utah Transit Authority, 5.00% due 6/15/2025 (Integrated Mass Transit System)	A+/A1	1,235,000	1,499,648
Weber County, 0.01% due 2/15/2031 put 10/1/2015 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	29,800,000	29,800,000
Weber County, 0.01% due 2/15/2035 put 10/1/2015 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	20,700,000	20,700,000

VERMONT — 0.28%
Vermont Colleges GO, 4.00% due 7/1/2017	A-/NR	3,650,000	3,798,774
Vermont EDA, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	16,345,605

VIRGINIA — 0.29%
Fairfax County EDA, 5.00% due 8/1/2016 (Wiehle Avenue Metrorail Station Parking Project)	AA+/Aa2	2,600,000	2,701,686
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	5,000,000	5,000,550
Fairfax County GO, 5.00% due 10/1/2016 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	1,100,000	1,152,008
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	6,186,950
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	5,981,500

WASHINGTON — 2.15%
Bremerton School District No. 100C GO, 0% due 12/1/2015 (Insured: AGM)	NR/Aa1	1,270,000	1,269,657
City of Seattle Municipal Light & Power, 5.00% due 2/1/2016 (Municipal Light & Power Improvements)	AA/Aa2	800,000	813,088
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	5,891,956
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,385,700
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	475,000	509,917
Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,106,020
Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,267,000
Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,298,620
Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,329,260
Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,177,210
Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,184,480
Energy Northwest, 5.00% due 7/1/2025 (Nine Canyon Wind Project Phase I-III)	NR/A2	850,000	1,018,648
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 pre-refunded 12/1/2017 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,148,240
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,069,310
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,204,907
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,602,712
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,908,449
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,085,405
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,159,144
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,058,207
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	AA-/A2	5,000,000	5,641,000
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA/Aa2	2,000,000	2,120,280

40    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Skagit County Public Hospital District No. 1, 4.00% due 12/1/2016 (Skagit Regional Health)	NR/Baa2	$1,000,000	$1,030,250
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	872,592
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	923,760
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,302,460
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	562,995
Skagit County Public Hospital District No. 1, 5.375% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	502,840
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	848,497
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,062,910
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,375,423
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,926,503
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,808,075
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,647,228
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,256,330
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,080,740
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,093,860
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,097,470
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,098,630
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	1,978,409
State of Washington COP, 5.00% due 7/1/2016 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,415,000	2,501,771
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,752,093
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	2,971,576
State of Washington COP, 5.00% due 7/1/2019 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,139,810
State of Washington COP, 5.00% due 7/1/2020 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,826,171
State of Washington COP, 5.00% due 7/1/2021 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,694,500
State of Washington COP, 5.00% due 7/1/2022 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,585,690
State of Washington GO, 5.00% due 7/1/2016 (Various Purpose)	AA+/Aa1	2,000,000	2,072,320
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,917,240
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,883,630
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,860,320
State of Washington GO, 5.00% due 7/1/2025 (Motor Vehicle Fuel Tax)	AA+/Aa1	10,475,000	12,873,880
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/Aa3	2,075,000	2,157,357
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A/A2	1,245,000	1,336,956
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/Aa3	1,000,000	1,078,890
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,456,250
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/Aa3	2,000,000	2,224,660
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A/A2	1,050,000	1,187,697
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,105,890
Washington Health Care Facilities Authority, 0.01% due 8/15/2041 put 10/1/2015 (Multicare Health Systems; LOC: Barclays Bank plc) (daily demand notes)	A/Aa1	14,190,000	14,190,000
Washington Health Care Facilities Authority, 0.02% due 8/15/2041 put 10/7/2015 (Multicare Health System; LOC: Barclays Bank plc) (weekly demand notes)	A/Aa1	4,600,000	4,600,000

WEST VIRGINIA — 0.10%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/Baa1	3,300,000	3,293,730
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,153,260
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,169,100
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,773,405

WISCONSIN — 0.72%
Fox Valley Technical College District GO, 3.00% due 12/1/2015 (Higher Education Facility Projects)	NR/Aaa	4,515,000	4,536,582
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A2	3,695,000	3,817,526
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,295,000	1,368,698
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A/A3	1,000,000	1,064,430
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A2	5,025,000	5,350,369
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A/A3	1,855,000	2,025,196
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A/A3	1,000,000	1,114,050
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A/A3	2,110,000	2,387,402
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,236,368
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	2,993,489
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,837,200
Wisconsin Health & Educational Facilities Authority, 5.00% due 12/1/2022 (UnityPoint Health)	NR/Aa3	1,000,000	1,187,170
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,800,000	1,808,766
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A2	4,500,000	4,675,500

Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	$10,000,000	$11,730,600
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,837,303

TOTAL INVESTMENTS — 99.01% (Cost $6,976,935,631)			$7,191,217,151
OTHER ASSETS LESS LIABILITIES — 0.99%			71,771,643

NET ASSETS — 100.00%			$7,262,988,794

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FSA	Insured by Financial Security Assurance Co.
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

42    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2015

ASSETS
Investments at value (cost $6,976,935,631) (Note 2)	$7,191,217,151
Cash	177,931,495
Receivable for investments sold	18,712,470
Receivable for fund shares sold	13,954,019
Interest receivable	74,589,916
Prepaid expenses and other assets	99,637

Total Assets	7,476,504,688

LIABILITIES
Payable for investments purchased	195,703,153
Payable for fund shares redeemed	13,645,745
Payable to investment advisor and other affiliates (Note 3)	2,661,258
Accounts payable and accrued expenses	545,319
Dividends payable	960,419

Total Liabilities	213,515,894

NET ASSETS	$7,262,988,794

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(947,051)
Net unrealized appreciation on investments	214,281,520
Accumulated net realized gain (loss)	(768,537)
Net capital paid in on shares of beneficial interest	7,050,422,862

$7,262,988,794

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,700,126,909 applicable to 117,059,399 shares of beneficial interest outstanding - Note 4)	$14.52
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.74

Class C Shares:
Net asset value and offering price per share* ($730,395,362 applicable to 50,198,289 shares of beneficial interest outstanding - Note 4)	$14.55

Class I Shares:
Net asset value, offering and redemption price per share ($4,832,466,523 applicable to 332,686,612 shares of beneficial interest outstanding - Note 4)	$14.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    43

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Interest income (net of premium amortized of $88,831,988)	$166,009,113

EXPENSES
Investment advisory fees (Note 3)	19,089,365
Administration fees (Note 3)
Class A Shares	2,293,415
Class C Shares	932,826
Class I Shares	2,340,474
Distribution and Service fees (Note 3)
Class A Shares	4,586,829
Class C Shares	3,732,486
Transfer agent fees
Class A Shares	1,207,119
Class C Shares	341,708
Class I Shares	3,374,373
Registration and filing fees
Class A Shares	55,919
Class C Shares	39,487
Class I Shares	168,499
Custodian fees (Note 3)	594,131
Professional fees	114,566
Accounting fees (Note 3)	241,450
Trustee fees	249,955
Other expenses	471,888

Total Expenses	39,834,490
Less:
Fees paid indirectly (Note 3)	(46,931)

Net Expenses	39,787,559

Net Investment Income	126,221,554

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(246,405)
Net change in unrealized appreciation (depreciation) on investments	(27,314,650)

Net Realized and Unrealized Loss	(27,561,055)

Net Increase in Net Assets Resulting from Operations	$98,660,499

See notes to financial statements.

44    Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$126,221,554	$128,131,476
Net realized gain (loss) on investments	(246,405)	(22,996)
Net unrealized appreciation (depreciation) on investments	(27,314,650)	89,178,704

Net Increase (Decrease) in Net Assets Resulting from Operations	98,660,499	217,287,184

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(28,555,079)	(37,884,453)
Class C Shares	(9,883,065)	(11,622,218)
Class I Shares	(87,783,410)	(78,624,805)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(157,979,365)	(341,940,499)
Class C Shares	(16,433,151)	(55,692,515)
Class I Shares	432,554,387	864,935,978

Net Increase in Net Assets	230,580,816	556,458,672

NET ASSETS
Beginning of Year	7,032,407,978	6,475,949,306

End of Year	$7,262,988,794	$7,032,407,978

Distributions in excess of net investment income	$(947,051)	$(947,051)

See notes to financial statements.

Annual Report    45

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

46    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$7,191,217,151	$—	$7,191,217,151	$—

Total Investments in Securities	$7,191,217,151	$—	$7,191,217,151	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Fund paid $241,450 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned commissions aggregating $1,542 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $39,652 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $46,931.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had transactions of $3,500,019 in purchases.

48    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	19,409,135	$282,189,980	36,108,479	$522,536,121
Shares issued to shareholders in reinvestment of dividends	1,764,554	25,651,510	2,381,396	34,534,840
Shares repurchased	(32,078,869)	(465,820,855)	(62,000,850)	(899,011,460)

Net increase (decrease)	(10,905,180)	$(157,979,365)	(23,510,975)	$(341,940,499)

Class C Shares
Shares sold	6,892,790	$100,433,041	7,940,555	$115,293,887
Shares issued to shareholders in reinvestment of dividends	580,603	8,455,627	677,717	9,847,834
Shares repurchased	(8,611,331)	(125,321,819)	(12,467,177)	(180,834,236)

Net increase (decrease)	(1,137,938)	$(16,433,151)	(3,848,905)	$(55,692,515)

Class I Shares
Shares sold	99,672,701	$1,449,480,327	128,853,171	$1,869,230,997
Shares issued to shareholders in reinvestment of dividends	5,492,589	79,846,726	4,847,211	70,339,213
Shares repurchased	(75,505,844)	(1,096,772,666)	(74,200,163)	(1,074,634,232)

Net increase (decrease)	29,659,446	$432,554,387	59,500,219	$864,935,978

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,446,617,471 and $1,126,795,765, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,976,935,631

Gross unrealized appreciation on a tax basis	$218,985,752
Gross unrealized depreciation on a tax basis	(4,704,232)

Net unrealized appreciation (depreciation) on investments (tax basis)	$214,281,520

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $268,898. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $307,195, (of which $232,601 are short-term and $74,594 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset gains prior to utilization of losses generated prior to October 1, 2011.

At September 30, 2015, the Fund had $1,903,835 of capital loss carryforwards generated prior to September 30, 2011, which expired.

Annual Report    49

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015

At September 30, 2015, the Fund had cumulative tax basis capital losses generated prior to September 30, 2011 in the amount of $192,444, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire on September 30, 2016.

In order to account for permanent book to tax differences, the Fund decreased accumulated realized loss by $1,903,835 and decreased net capital paid in on shares of beneficial interest by $1,903,835. Reclassifications have no impact on the net asset value of the Fund and resulted primarily from the expiration of capital loss carryforwards.

At September 30, 2015, the Fund had $13,368 of undistributed tax basis net tax-exempt income, no undistributed tax basis net ordinary income, and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2015, and September 30, 2014, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Tax exempt income	$126,053,407	$127,862,872
Ordinary income	168,147	164,627
Capital gains	—	103,977

Total	$126,221,554	$128,131,476

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Annual Report    51

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2015(b)	$14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$14.52	1.56	0.73	0.73	0.73	1.15	18.56	$1,700,127
2014(b)	$14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$14.58	1.78	0.72	0.71	0.72	3.20	14.46	$1,865,213
2013(b)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81	0.71	0.71	0.71	(0.39)	17.47	$2,178,317
2012(b)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13	0.72	0.72	0.72	4.36	12.72	$2,131,540
2011(b)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53	0.74	0.74	0.74	3.43	16.15	$1,649,965
CLASS C SHARES
2015	$14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$14.55	1.32	0.96	0.96	0.96	0.98	18.56	$730,395
2014	$14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$14.60	1.52	0.97	0.96	0.97	2.87	14.46	$749,648
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55	0.97	0.97	0.97	(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85	0.99	0.99	0.99	4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27	1.00	1.00	1.00	3.08	16.15	$525,923
CLASS I SHARES
2015	$14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$14.53	1.88	0.41	0.41	0.41	1.54	18.56	$4,832,467
2014	$14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$14.58	2.09	0.40	0.40	0.40	3.53	14.46	$4,417,547
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15	0.37	0.37	0.37	(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46	0.39	0.39	0.39	4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87	0.40	0.40	0.40	3.78	16.15	$2,228,418

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

52 Annual Report	Annual Report 53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

54    Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$1,005.10	$3.71
Hypothetical*	$1,000.00	$1,021.37	$3.74
Class C Shares
Actual	$1,000.00	$1,003.90	$4.86
Hypothetical*	$1,000.00	$1,020.22	$4.90
Class I Shares
Actual	$1,000.00	$1,007.30	$2.17
Hypothetical*	$1,000.00	$1,022.91	$2.19

†	Expenses are equal to the annualized expense ratio for each class (A: 0.74%; C: 0.97%; I: 0.43%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    55

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

56    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    57

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

58    Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Fund of $126,053,407 (or the maximum allowed) are tax exempt dividends and $168,147 are taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide variety of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Annual Report    59

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the securities index and higher than the average return of the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in eight of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the top decile of investment performance of the first of two fund categories for the one-year, three-year, five-year and ten-year periods ended with the second quarter of the current year, and that the Fund’s annualized investment returns fell in the top quartile of investment performance of the second fund category for the one-year, three-year, five-year and ten-year periods ended with the second quarter. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of a longer term shareholder.

Comparisons of Fee and Expense Levels. The Trustees noted clear disclosures of the Advisor’s fees and expenses in the Fund’s prospectus. Information also noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was comparable to the median and average levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the median fee level for two fund peer groups and the total expenses for two representative share classes were comparable to the median total expenses for their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profiability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

60     Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to improve its systems and other capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits to the Advisor. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    61

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

62     Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    63

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH858

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg
Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Intermediate Municipal Fund

September 30, 2015

Share Class	Nasdaq Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by six cents to $14.17 per share during the fiscal year ended September 30, 2015. If you were with us for the entire period, you received dividends of 29.7 cents per share. If you reinvested your dividends, you received 30.0 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index, with a 1.68% total return (without sales charge) for the fiscal year ended September 30, 2015, compared to the 2.60% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 1.23% more price return and 2.15% less income than the index.

The drivers of the Fund’s price return relative to its benchmark are as follows: Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve subtracted 0.23% of relative price performance. Our sector allocations subtracted 0.02% of relative price performance, and our overweight to lower credit-quality securities added 0.29% of relative price performance compared to its benchmark. Other risk factors and accounting differences added up to another 1.19% of relative price performance.

The market’s returns were a result of increasing short-term interest rates, declining intermediate interest rates, and largely unchanged long-term interest rates. Chart I illustrates the change in interest rates for all maturities from one to 30 years for the 12 months ended September 30, 2015.

The U.S. Economy and the Federal Reserve Board

The U.S. economy grew at an average rate of 2.2% for the last three quarters ended June 30, 2015, (information for the quarter ended September 30, 2015, is not available as of this writing). If we go back four quarters, the average growth rate is 2.7%. The unemployment rate declined to 5.1% in September 2015, although the September nonfarm payroll number did give the markets a bit of a scare, by falling way short of expectations at 142,000. John C. Williams, the President and CEO of The Federal Reserve Bank of San Francisco, noted in a recent speech that:

“My estimate of the natural rate of unemployment today is 5 percent, consistent with pre-recession estimates. With the current rate at 5.1 percent, we are very close.”

Job vacancies are at the highest levels since the time series has been tracked since 2000. So how do we square this circle? It might be that as we reach the “natural rate of unemployment,” employers are finding it harder and harder to find qualified employees. If this were to be the case, the economy might begin to see wage pressures build. Inflation, by any measure, has been consistently below the Fed’s target of 2.00%.

The Federal Reserve Board has put off raising short-term interest rates yet again. Zero short-term interest rates are an appropriate policy response for an economy losing more than 500,000 jobs a month, with an unemployment rate of 10%, which is what the U.S. economy experienced during the Great Recession. But in the seventh year of zero short-term interest rates, market participants question whether it is an appropriate policy for an economy that has added an average of 229,000 jobs for the last 12 months, with a 5.1% unemployment rate. In a recent news conference, Federal Reserve Chair Janet L. Yellen stated, “The recovery from the Great Recession has advanced sufficiently far and domestic spending has been sufficiently robust that an argument can be made for a rise in interest rates at this time.” This is true. Retail sales are up 2.2% year-over-year, as of August 31, 2015. Auto sales topped expectations in September, reaching an annual rate of 18.07 million cars and trucks. But Ms. Yellen, in the same news conference, went on to say, “heightened uncertainties abroad” have kept the Fed on hold as it awaits more data. Regardless, waiting for the Fed to raise short-term interest rates is akin to “Waiting for Godot.”

Real yields, which are nominal interest rates less an inflation measure, are still quite low, and credit spreads (the incremental yield an investor is promised to buy a lower-rated credit) are still very narrow. In this environment, we believe investors are not getting paid to take risk, and consequently we are taking less risk in terms of both maturity and lower-quality credit risk.

Chart I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 30, 2015)

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

The Municipal Bond Market Credit Picture

The credit picture for the municipal bond market is generally pretty good, unless you happen to be a state whose economy is based on energy production. On September 17, 2015, the Nelson A. Rockefeller Institute of Government at the State University of New York released its 100th state tax revenue report:

“State tax revenues grew by 5.8 percent in the first quarter of 2015, according to the 100th State Revenue Report of the Rockefeller Institute. All major sources of tax revenues showed solid growth during this period: personal tax collections grew by 7.1 percent, corporate tax revenues at 3.3 percent, sales taxes at 5.2 percent, and motor fuels at 4.4 percent. Preliminary figures for the second quarter of calendar year 2015 (the final quarter of fiscal year 2015 in most states) indicate growth in total state tax collections of 7.6 percent and particularly strong growth in personal income tax collections of 14.3 percent. State revenue forecasts call for a slowdown in total personal income tax growth to 2.7 percent in FY [fiscal year] 2016, from 5.1 percent estimated by states for FY 2015.”

Table I | Status of Select Municipal Bankruptcy Cases

ENTITY	BANKRUPTCY PROCEEDINGS	PENSION RECOVERY	BONDHOLDER RECOVERY

San Bernardino, CA	Pending	Unimpaired	1-100% A

Stockton, CA	Concluded	Unimpaired C	0.25%-100% B

Detroit, MI	Concluded	Limited Impairment	74% for GOULT [2]

Jefferson County, AL	Concluded	Unimpaired	88% for GOLT [3]

Central Falls, RI (Statutory Liens on Local GOs) [1]	Concluded	Haircuts up to 55%	Unimpaired

Source: Morgan Stanley Muni Monday Morning newsletter, July 27, 2015.

A.	San Bernardino City Council – approved plan proposes 1% recovery Pension Obligation Bonds (unsecured) but full payments for Lease Revenue COP Bonds secured by the police station as collateral.
B.	Stockton paid 0.25% on leases backing a golf course.
C.	Retiree health plan was canceled.

1.	GOs – general obligation bonds.
2.	GOULT – general obligation unlimited tax.
3.	GOLT – general obligation limited tax.

Bloomberg recently reported that the 2014 median funding level of state pension plans improved to 70% from 69.2% in 2013. An 80% funding level is often seen as the line of demarcation between a well-funded state pension and one that’s not well funded, as suggested by the Pew Research Center.

We have seen some well-chronicled defaults in the municipal bond market in the last few years, and Puerto Rico’s financial troubles continue to garner headlines, one of which, penned by Morningstar, states that the island’s pension is only funded to 8.4% of its $34.0 billion liability level. Let us add here that none of the Thornburg municipal funds own any Puerto Rico debt! Table I highlights the results of several of the municipal bankruptcy proceedings around the country. There are a few lessons to be learned from this table. First, given the choice between pensioners and bondholders, pensioners win almost every time! In Detroit’s case (we did not have any direct exposure to the city of Detroit in any of the Thornburg municipal funds), the pensioner’s limited impairment resulted in a 95.5% benefit for non-uniform workers and a 100% benefit for uniform workers (both sustained a 50% cost of living reduction) while bondholders received between 74% and 11% (plus miscellaneous other assets) of what they were owed, highlighting again the value of sound, fundamental, bottom-up credit research – what we view as a Thornburg strength.

Market Liquidity and Federal Regulations

It has been our contention for some time that the fixed-income markets are growing less and less liquid. This is a result of the consolidation that took place after the financial crisis and the federal laws and regulation (The Dodd-Frank Act and the Volcker Rule) enacted to reduce the likelihood of a repeat. This is evidenced by the amount of inventory broker/dealers commit to the various markets. From 2000 through 2008, the period prior to the financial crisis, broker/dealer inventory levels averaged 7.9% of the municipal bond assets in mutual funds (excluding money market funds), exchange traded funds (ETFs), and closed-end funds. Today that number stands at 2.5%. The corporate bond market numbers are even more staggering! Inventory levels prior to the financial crisis stood at 34.5% and today are at 4.7%.

This reduced commitment to the fixed income markets is coupled with a significant increase in ownership of corporate bonds by retail investors in mutual funds, exchange-traded funds, and closed-end funds. The average for the period from 2000 through 2008 was 8.5%, and now that figure is 22.4%. This ratio has remained fairly constant for municipal bonds, at around 20%. Why is this important? This reduced liquidity may mean that investors should be ready for increased price volatility if and when interest rates increase.*

The U.S. Securities and Exchange Commission is concerned about this risk. On September 22, 2015, it released for comment proposed new liquidity rules. This proposal centers around three recommendations for mutual funds and ETFs:

•	institute a liquidity management program

•	enhance disclosure regarding fund liquidity and redemption practices

*	Source for bond inventory data: U.S. Federal Reserve: Financial Accounts of the United States.

Annual Report    5

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

•	allow mutual funds to elect “swing pricing” to effectively pass on the costs stemming from shareholder purchase or redemption activity

This sounds like some pretty good regulation until one couples it with a letter Thornburg received from State Street Bank, the Fund’s custodian, in which the bank informed us that due to “the evolving regulatory environment” and “implementation of the Basel III accord” they will be charging us 0.20% for cash reserves held in excess of 5% of assets under management in a given Thornburg fund. Reserves are an important tool to manage overall interest-rate sensitivity, shareholder withdrawals (as we saw in 2013 with the “taper tantrum”), and also provide dry powder for periods of market disruption. So we are caught between one regulator directing us to be more liquid and the unintended consequences of other regulation forcing us to be less liquid.

We are managing this new environment by utilizing four levels of liquidity reserves in the municipal bond mutual funds:

1.	Maintain maximum liquidity at the custodian bank before the change is implemented.

2.	Buy variable-rate demand notes (VRDNs) with short-term liquidity features.

3.	Buy U.S. Treasury bills if VRDNs are not available, which will be a temporary position. The bad news is that we may incur some taxable income with these; the good news is not a lot of taxable income may be incurred with an average rate of 0.01%.

4.	Buy securities eligible for money market funds to purchase. The thought here is that if we see a market disruption, shareholders may flee to the safety of municipal money market funds. Being able to sell these securities to money market funds as their demand increases should decrease the liquidity risk of the Fund.

Conclusion

We are in a trying environment; investors have a great desire for income, and the unintended consequences of the Fed’s zero interest-rate policy are forcing them into riskier investments. That could mean buying securities or funds with longer maturities or lower credit quality. Add to this a market in which broker/dealer liquidity is at a premium. Interest rates are at multi-decade lows, even when adjusting for low levels of inflation. Credit spreads are narrow, back to 2007 levels, when AAA municipal bond insurers insured 50% of the new-issue municipal market. Overall, credit in the municipal market has recovered from the financial crisis, despite several high-profile bankruptcies.

We are taking less risk in your portfolio and concentrating on fundamental, bottom-up credit research. We believe the best way to manage this environment is to have a long-term investment horizon, to ready oneself for increased price volatility, and to let the Fund’s ladder structure do what it does best-provide a disciplined approach to reinvestment. As the equity market events of August 2015 highlighted, there is a place for bonds in a well-diversified portfolio, even when they are slightly overvalued.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 7/22/91)
Without sales charge	1.68%	2.20%	3.49%	3.97%	4.96%
With sales charge	-0.35%	1.51%	3.07%	3.76%	4.87%
C Shares (Incep: 9/1/94)
Without sales charge	1.35%	1.88%	3.19%	3.70%	4.13%
With sales charge	0.76%	1.88%	3.19%	3.70%	4.13%
I Shares (Incep: 7/5/96)	1.91%	2.51%	3.82%	4.30%	4.67%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.10%

SEC Yield	1.03%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.92%; C shares, 1.29%; I shares, 0.61%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	525

Effective Duration	5.0 Yrs

Average Maturity	7.9 Yrs

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.65%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2016 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$160,000	$163,781
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	750,000	786,765
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	880,648
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	957,934
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	1,020,412
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,070,848
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,117,278
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Educational Facilities)	NR/Aa1	2,000,000	2,056,520
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	916,926
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,153,464
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	2,000,000	2,024,780
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,370,475
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,365,394
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,196,940

ALASKA — 0.22%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 (State Capital Project)	AA+/Aa2	500,000	584,595
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	2,000,000	2,297,700

ARIZONA — 1.82%
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	1,635,000	1,910,089
Arizona Board of Regents, 5.00% due 8/1/2029 (University of Arizona SPEED)	A+/Aa3	1,000,000	1,163,470
Arizona HFA, 5.00% due 7/1/2017 (Dignity Health)	A/A3	1,450,000	1,553,660
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,804,350
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	498,243
City of Flagstaff GO, 1.75% due 7/1/2016 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	202,194
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	747,992
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	474,083
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	226,444
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA+/Aa3	1,000,000	1,077,140
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,123,140
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	A-/Baa1	2,000,000	2,314,800
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	A-/Baa1	770,000	898,752
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	8,266,222

ARKANSAS — 0.32%
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2031 (Fayetteville Campus)	NR/Aa2	1,000,000	1,164,920
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2032 (Fayetteville Campus)	NR/Aa2	655,000	759,623
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2033 (Fayetteville Campus)	NR/Aa2	1,000,000	1,153,710
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2034 (Fayetteville Campus)	NR/Aa2	1,000,000	1,146,870

CALIFORNIA — 6.63%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,197,470
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,150,000	1,364,970
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,500,000	1,772,655
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,230,760
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,440,580
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,127,680
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,476,896
California HFFA, 5.25% due 3/1/2027 (Dignity Health)	A/A3	5,250,000	5,926,357
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	AA-/NR	1,500,000	1,731,180
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,125,720
California State Public Works Board, 5.00% due 6/1/2017 (University of California Multiple Campus Capital Projects; Insured: Natl-Re) (ETM)	AA+/Aaa	2,000,000	2,150,300
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A+/A1	2,500,000	2,906,775
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	AA-/NR	1,050,000	1,200,507
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,015,000	7,460,452
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,889,779
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,498,198
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	5,500,000	5,594,765

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	$1,245,000	$1,371,878
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,147,010
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,789,268
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	300,000	319,170
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/A1	1,000,000	1,209,040
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	AA-/A3	1,165,000	1,377,356
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,439,664
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,583,484
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA/A2	1,120,000	1,133,227
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	3,151,325
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,273,082
Oakland USD GO, 5.00% due 8/1/2032 (County of Alameda Educational Facillities)	NR/NR	1,000,000	1,113,300
Oakland USD GO, 5.00% due 8/1/2033 (County of Alameda Educational Facilities)	NR/NR	1,000,000	1,112,430
Oakland USD GO, 5.00% due 8/1/2034 (County of Alameda Educational Facilities)	NR/NR	1,000,000	1,105,450
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,065,000	1,596,534
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A2	2,400,000	2,649,360
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A2	1,175,000	1,304,638
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,856,210
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	737,514
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	AA-/Aa3	5,000,000	5,945,850
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	AA-/A2	3,000,000	3,442,920
Turlock Irrigation District, 5.00% due 1/1/2021	AA-/A2	1,750,000	2,013,095
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	698,160

COLORADO — 1.04%
City & County of Denver COP, 0.01% due 12/1/2029 put 10/1/2015 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,000,000	2,000,000
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,530,000	2,660,093
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,332,142
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,424,792
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA/NR	1,120,000	1,248,229
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A/Aa3	3,000,000	3,496,260
Regional Transportation District COP, 5.00% due 6/1/2028 (North Metro Rail Line)	A/Aa3	1,550,000	1,779,803

CONNECTICUT — 0.90%
City of Hartford GO, 5.00% due 7/1/2031 (Various Public Improvements; Insured: AGM)	AA/A2	1,700,000	1,927,103
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB/NR	1,350,000	1,422,333
Connecticut Health & Educational Facilities Authority, 0.01% due 7/1/2036 put 10/1/2015 (Yale University) (daily demand notes)	AAA/Aaa	300,000	300,000
Connecticut Health & Educational Facilities Authority, 0.01% due 7/1/2036 put 10/1/2015 (Yale University) (daily demand notes)	AAA/Aaa	200,000	200,000
Connecticut Housing Finance Authority, 0.01% due 11/15/2036 put 10/1/2015 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	200,000	200,000
Connecticut Housing Finance Authority, 0.01% due 5/15/2039 put 10/1/2015 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	6,000,000	6,000,000
State of Connecticut GO Floating Rate Note, 0.54% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	2,000,000	1,991,040

DELAWARE — 0.05%
Delaware Solid Waste Authority, 5.00% due 6/1/2021 (Capital Improvement Program; Insured: Natl-Re)	AA+/Aa3	615,000	633,751

DISTRICT OF COLUMBIA — 0.94%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,061,190
District of Columbia COP, 5.00% due 1/1/2020 pre-refunded 1/1/16 (Insured: Natl-Re)	NR/Aa3	3,900,000	3,947,658
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	3,802,611
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	3,700,850

FLORIDA — 6.63%
Broward County School Board COP, 5.00% due 7/1/2030 (Educational Facilities)	A/A1	1,250,000	1,429,275
Broward County School Board COP, 5.00% due 7/1/2032 (Educational Facilities)	A/A1	2,000,000	2,268,960
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	3,000,000	3,126,030
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A/A1	2,075,000	2,424,866
City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,000,000	2,237,940
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	3,680,000	4,560,808
City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,770,000	3,486,710
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility; Insured: AMBAC)	NR/NR	1,620,000	1,700,174

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	$500,000	$507,035
Florida Department of Management Services COP, 3.50% due 8/1/2016 (Correctional Facilities Construction and Improvements; Insured: AGM)	AA+/Aa2	500,000	513,510
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	AA-/A3	1,000,000	1,060,630
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	AA-/A3	2,235,000	2,345,387
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,098,276
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,263,930
Highlands County HFA, 5.00% due 11/15/2019 pre-refunded 11/16/2015 (Adventist Health Hospital)	AA-/Aa2	1,750,000	1,760,868
Highlands County HFA, 5.00% due 11/15/2019 pre-refunded 11/16/2015 (Adventist Health Hospital)	AA-/Aa2	1,100,000	1,106,831
Hillsborough County, 5.00% due 3/1/2017 pre-refunded 3/1/2016 (Water & Wastewater System; Insured: Natl-Re)	AA-/A1	5,630,000	5,743,501
Lake County School Board COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,371,414
Manatee County, 5.00% due 10/1/2015 (Various County Capital Projects)	NR/Aa2	500,000	500,070
Manatee County, 5.00% due 10/1/2026 (Public Utilities System Improvements)	NR/Aa2	370,000	447,374
Manatee County, 5.00% due 10/1/2027 (Public Utilities System Improvements)	NR/Aa2	470,000	563,558
[a] Manatee County, 5.00% due 10/1/2028 (Public Utilities System Improvements)	NR/Aa2	1,030,000	1,226,915
Manatee County, 5.00% due 10/1/2031 (Public Utilities System Improvements)	NR/Aa2	2,675,000	3,124,132
Manatee County, 5.00% due 10/1/2033 (Public Utilities System Improvements)	NR/Aa2	1,535,000	1,776,210
Miami-Dade County Aviation Department, 5.00% due 10/1/2028	A/A2	1,000,000	1,162,120
Miami-Dade County Aviation Department, 5.00% due 10/1/2029	A/A2	1,335,000	1,542,005
Miami-Dade County Aviation Department, 5.00% due 10/1/2030	A/A2	1,000,000	1,145,730
Miami-Dade County Aviation Department, 5.00% due 10/1/2031	A/A2	2,000,000	2,281,340
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2018 (University of Miami)	A-/A3	250,000	256,325
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,209,900
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,209,738
Miami-Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA/Aa2	2,130,000	2,426,688
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,564,486
Miami-Dade County School Board COP, 5.25% due 5/1/2022 pre-refunded 5/1/2018 (Insured: AGM)	AA/A1	2,600,000	2,892,240
Miami-Dade County School Board COP, 5.00% due 5/1/2030	A/A1	3,250,000	3,677,960
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	795,000	813,571
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A3	2,000,000	2,214,480
Palm Beach County HFA, 5.00% due 12/1/2025 (Boca Raton Regional Hospital)	BBB+/NR	500,000	575,545
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,557,105
Sarasota County Public Hospital Board, 4.659% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	2,000,000	2,003,300
School Board of Broward County COP, 5.00% due 7/1/2020 pre-refunded 7/1/2016 (Educational Facilities and Equipment; Insured: AGM)	AA/A1	1,000,000	1,035,850
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A/A1	3,000,000	3,413,340
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A/A1	2,000,000	2,260,420
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,616,760
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	4,037,145

GEORGIA — 4.25%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	578,852
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	603,549
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	852,865
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	680,612
Athens-Clarke County Unified Government Development Authority, 0.01% due 7/1/2035 put 10/1/2015 (University of Georgia Athletic Association; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	15,395,000	15,395,000
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	530,000	634,961
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA/Aa3	5,000,000	5,690,700
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,409,603
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,672,693
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	601,829
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	827,486
Development Authority of Burke County, 0.07% due 7/1/2049 put 10/1/2015 (Georgia Power Company Plant Vogtle Project) (daily demand notes)	A-/A3	12,200,000	12,200,000
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,432,810
Gwinnett County School District GO, 4.50% due 10/1/2017 (Capital Projects)	AAA/Aaa	7,000,000	7,549,920
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,170,000	1,224,428
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,383,780

GUAM — 2.99%
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	5,500,000	6,123,590
Government of Guam, 5.00% due 11/15/2032 (Economic Development)	A/NR	12,000,000	13,296,240
Government of Guam, 5.00% due 11/15/2033 (Economic Development)	A/NR	10,500,000	11,615,520
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,378,380

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	$2,000,000	$2,368,720
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	2,948,900
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	1,000,000	1,161,700

HAWAII — 0.88%
State of Hawaii GO, 5.00% due 12/1/2027 (Hawaiian Home Lands Settlement)	AA/Aa2	10,000,000	11,788,900

ILLINOIS — 6.78%
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,000,000	1,118,420
Chicago Housing Authority, 5.00% due 7/1/2018 pre-refunded 7/1/2016 (Low-Income Public Housing Program; Insured: AGM)	NR/A2	5,295,000	5,470,476
[b] Chicago Park District GO, 5.00% due 1/1/2025 (Capital Improvement Plan)	AA+/NR	1,000,000	1,117,300
[b] Chicago Park District GO, 5.00% due 1/1/2027 (Capital Improvement Plan)	AA+/NR	1,945,000	2,130,553
[b] Chicago Park District GO, 5.00% due 1/1/2028 (Capital Improvement Plan)	AA+/NR	3,450,000	3,753,462
[b] Chicago Park District GO, 5.00% due 1/1/2029 (Capital Improvement Plan)	AA+/NR	1,995,000	2,154,321
[b] Chicago Park District GO, 5.00% due 1/1/2030 (Capital Improvement Plan)	AA+/NR	3,500,000	3,756,480
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A1	1,500,000	1,629,210
City of Chicago, 5.00% due 1/1/2019 (Midway Airport; Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,214,598
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,535,214
City of Chicago, 5.00% due 1/1/2032 (Midway Airport)	A-/A3	4,805,000	5,339,316
City of Chicago, 5.00% due 1/1/2033 (Midway Airport)	A-/A3	5,000,000	5,544,650
City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A-/A3	4,700,000	5,228,938
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	BBB+/Ba1	1,000,000	1,015,350
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	415,000	419,532
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	500,000	503,185
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	1,996,900
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/A2	500,000	504,250
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,575,105
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,811,930
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,209,160
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	564,570
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	AA/NR	1,000,000	1,164,000
Cook County GO, 5.25% due 11/15/2024	AA/A2	3,000,000	3,231,840
Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,751,380
DuPage County Community Consolidated School District No. 93 GO, 2.00% due 1/1/2016 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	485,000	486,872
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	851,902
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center) (ETM)	AA-/Aaa	1,000,000	1,048,740
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 pre-refunded 11/1/2018 (Rush University Medical Center)	AA-/Aaa	1,000,000	1,145,720
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA+/Aa2	2,000,000	2,091,080
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA+/Aa2	2,000,000	2,161,520
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,053,050
Illinois Finance Authority, 6.125% due 11/1/2023 pre-refunded 11/1/2018 (Advocate Health Care Network)	AA/Aa2	5,175,000	5,979,454
Illinois Finance Authority, 5.00% due 8/15/2024 (Silver Cross Hospital and Medical Centers)	NR/Baa1	1,000,000	1,138,100
Illinois Finance Authority, 5.00% due 11/15/2033 (Rush University Medical Center)	A+/A1	1,000,000	1,102,720
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	500,000	502,105
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	5,550,000	6,183,976
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	44,686
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	941,028
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	BBB+/NR	1,000,000	1,138,160
Niles Park District GO, 2.00% due 12/1/2015 (Parks and Recreation Projects)	NR/Aa2	325,000	325,819
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	335,214
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	354,838
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	368,764
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	379,422
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	390,924
State of Illinois, 5.00% due 6/15/2018	AAA/NR	2,000,000	2,206,960
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,799,921
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	652,123
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	1,021,815

INDIANA — 3.20%
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,554,930
Allen County Redevelopment District, 5.00% due 11/15/2018 pre-refunded 11/15/2015	NR/A2	1,560,000	1,585,085
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,055,178
City of Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,728,184

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	$2,000,000	$1,796,960
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	2,976,109
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	AA-/A2	1,325,000	1,429,463
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,890,265
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 pre-refunded 2/1/2017 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,427,812
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	678,397
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,000,000	1,163,880
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	5,340,000	6,210,100
[a] Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,367,420
Indiana Finance Authority, 5.00% due 3/1/2019 (Indiana University Health)	AA-/Aa3	5,000,000	5,635,350
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	668,579
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,665,975
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,773,231
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa2	1,000,000	1,039,270
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 pre-refunded 8/1/2016 (146th Street Extension)	AA/NR	1,000,000	1,039,580
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 pre-refunded 8/1/2016 (146th Street Extension)	AA/NR	1,000,000	1,039,580

IOWA — 0.34%
Iowa Finance Authority, 5.00% due 2/15/2030 (UnityPoint Health)	NR/Aa3	2,250,000	2,543,625
Iowa Finance Authority, 5.00% due 2/15/2032 (UnityPoint Health)	NR/Aa3	1,850,000	2,074,109

KANSAS — 0.05%
Kansas Development Finance Authority, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	665,701

KENTUCKY — 0.20%
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,634,174

LOUISIANA — 2.84%
City of New Orleans, 6.00% due 6/1/2024 pre-refunded 6/1/2019 (Sewerage System; Insured: AGM)	AA/A3	750,000	883,920
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2030	AA-/Aa3	1,170,000	1,362,371
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2031	AA-/Aa3	2,655,000	3,077,437
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2032	AA-/Aa3	3,000,000	3,461,520
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023	A+/NR	1,230,000	1,312,312
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025	A+/NR	1,350,000	1,433,187
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027	A+/NR	1,490,000	1,580,577
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029	A+/NR	1,650,000	1,751,838
Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,162,760
Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,420,531
Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,476,553
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA/A3	1,590,000	1,689,677
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,084,360
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,168,260
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,139,440
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,129,680
Office Facilities Corp., 5.00% due 3/1/2019 (Louisiana State Capitol Complex Program)	AA-/Aa3	255,000	287,069
Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,266,764
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	2,620,000	3,145,991
St. Tammany Parish, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (Insured: CIFG)	AA/NR	1,300,000	1,354,587
St. Tammany Parish, 5.00% due 6/1/2020 pre-refunded 6/1/2016 (Insured: CIFG)	AA/NR	1,000,000	1,041,990
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,654,725

MARYLAND — 0.22%
County of Montgomery GO, 0.01% due 6/1/2026 put 10/1/2015 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	3,000,000	3,000,000

MASSACHUSETTS — 1.21%
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,276,230
Massachusetts Development Finance Agency, 5.00% due 7/1/2019 (CareGroup Healthcare System)	A-/A3	2,800,000	3,144,260
Massachusetts Development Finance Agency, 5.00% due 7/1/2020 (CareGroup Healthcare System)	A-/A3	5,000,000	5,693,800
Massachusetts Development Finance Agency, 5.00% due 7/1/2021 (CareGroup Healthcare System)	A-/A3	2,330,000	2,679,337
Massachusetts DFA, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	537,091
Massachusetts DFA, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,518,248
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,277,612

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MICHIGAN — 6.03%
Board of Governors of Wayne State University, 5.00% due 11/15/2031 (Educational Facilities and Equipment)	AA-/Aa3	$1,010,000	$1,146,007
Brighton Area Schools GO, 5.00% due 5/1/2016 (Livingston County School Building and Site; Insured: Q-SBLF)	NR/Aa1	370,000	379,805
City of Troy GO, 5.00% due 10/1/2016 (Public Safety Facilities and City Hall)	AAA/NR	1,060,000	1,105,241
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	300,000	357,996
County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	702,397
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	394,383
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	1,037,331
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,573,275
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	730,779
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,345,302
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,321,873
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	830,827
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	3,150,000	3,697,060
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	1,100,000	1,288,551
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA/A2	2,000,000	2,207,200
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,773,588
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,420,310
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,754,258
[a] Michigan Finance Authority, 5.00% due 8/1/2031 (Beaumont Health Credit Group)	A/A1	19,080,000	21,207,611
Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	12,000,000	13,290,000
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	930,000	987,465
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Nat’l-Re)	AA-/Aa2	2,210,000	1,405,140
Michigan State Building Authority, 0% due 10/15/2025 pre-refunded 10/15/2016 (Insured: Nat’l-Re)	AA-/Aa2	2,790,000	1,792,966
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 pre-refunded 11/15/2017 (Edward W. Sparrow Hospital Association)	NR/NR	1,520,000	1,658,624
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Edward W. Sparrow Hospital Association)	A+/NR	620,000	661,255
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Health System)	A/A1	3,000,000	3,235,470
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 (Henry Ford Health System)	A-/A3	2,500,000	2,853,850
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	1,000,000	1,109,760
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital) (ETM)	NR/A1	2,000,000	2,082,620
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 pre-refunded 9/1/2018 (William Beaumont Hospital)	NR/Aaa	2,540,000	3,062,224
South Lyon Community Schools GO, 4.00% due 5/1/2019 (School Buildings and Sites; Insured: Natl-Re)	AA-/Aa2	450,000	459,176
State of Michigan, 5.50% due 11/1/2020 (Trunk Line Fund; Insured: AGM)	AA+/Aa2	1,500,000	1,799,895
Warren Consolidated Schools District GO, 4.00% due 5/1/2018 (School Buildings and Sites; Insured: AGM)	AA/A2	750,000	764,932

MINNESOTA — 0.50%
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 pre-refunded 11/15/2016 (HealthPartners Health System)	A/Aaa	1,965,000	2,072,603
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,851,650
State of Minnesota GO, 5.00% due 8/1/2016 (State Trunk Highway System)	AA+/Aa1	1,745,000	1,814,451

MISSISSIPPI — 0.85%
Mississippi Development Bank, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	1,920,000	1,948,570
Mississippi Development Bank, 5.00% due 7/1/2022 (City of Canton Parking Facilities)	NR/NR	1,935,000	2,060,891
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,890,402
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	AA-/Aa2	2,850,000	3,466,996

MISSOURI — 1.31%
Kansas City Metropolitan Community Colleges Building Corp., 5.00% due 7/1/2017 pre-refunded 7/1/2016 (Junior College District; Insured: Natl-Re)	NR/Aa2	1,000,000	1,035,700
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,046,020
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,072,420
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,163,880
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,519,739
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,920,705
Missouri Health and Educational Facilities Authority, 0.01% due 9/1/2030 put 10/1/2015 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	700,000	700,000
Missouri Health and Educational Facilities Authority, 0.01% due 9/1/2030 put 10/1/2015 (Washington University; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	900,000	900,000
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	665,000	707,713
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	3,300,000	3,455,826

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEVADA — 0.97%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	$2,450,000	$2,689,806
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,697,450
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,268,900
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,258,080

NEW HAMPSHIRE — 1.92%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	AA/Caa1	4,990,000	4,953,822
New Hampshire Health and Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,075,830
New Hampshire Health and Education Facilities Authority, 0.02% due 7/1/2033 put 10/1/2015 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	11,685,000	11,685,000
New Hampshire Health and Education Facilities Authority, 0.02% due 7/1/2035 put 10/1/2015 (University System of New Hampshire; SPA: U.S. Bank, N.A.) (daily demand notes)	A+/Aa3	1,010,000	1,010,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA+/Aa2	1,860,000	2,189,964
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,667,128
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,038,731

NEW JERSEY — 2.47%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	910,248
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	AA-/A3	560,000	676,514
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,140,250
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	2,000,000	2,098,040
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A-/A3	3,000,000	3,296,310
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,700,000	1,919,708
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A3	12,890,000	13,264,970
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	A+/NR	2,000,000	2,293,580
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	A+/NR	1,000,000	1,138,540
New Jersey Water Supply Authority, 5.00% due 8/1/2019 (Manasquan Reservoir Water Supply System; Insured: Natl-Re)	AA/Aa3	635,000	637,546
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A3	3,000,000	3,597,510

NEW MEXICO — 0.58%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	3,000,000	3,304,740
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,308,321
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,130,000	2,177,584

NEW YORK — 9.79%
City of New York GO, 0.40% due 8/1/2021 (Capital Projects)	AA/Aa2	2,700,000	2,694,006
City of New York GO, 0.01% due 10/1/2023 put 10/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	200,000	200,000
City of New York GO, 5.00% due 8/1/2027 (City Budget Financial Management)	AA/Aa2	4,530,000	5,344,585
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	5,000,000	5,800,400
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	4,000,000	4,623,480
City of New York GO, 0.01% due 1/1/2036 put 10/1/2015 (Gowanus Canal Site; SPA: JPMorgan Chase Bank, N.A) (daily demand notes)	AA/Aa2	4,800,000	4,800,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,300,000	1,519,180
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District)	AA/Aa2	3,000,000	3,407,280
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	5,000,000	5,903,050
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	305,000	326,804
New York City Municipal Water Finance Authority, 0% due 6/15/2035 put 10/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	26,000,000	26,000,000
New York City Municipal Water Finance Authority, 0% due 6/15/2043 put 10/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	4,050,000	4,050,000
New York City Municipal Water Finance Authority, 0% due 6/15/2050 put 10/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	17,200,000	17,200,000
New York City Municipal Water Finance Authority, 0% due 6/15/2050 put 10/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	5,100,000	5,100,000
New York City Transitional Finance Authority, 0% due 8/1/2031 put 10/1/2015 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	25,000,000	25,000,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA/Aa2	365,000	378,892
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	876,928
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA/Aa2	500,000	573,535
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,348,449

Annual Report     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	$2,500,000	$2,971,825
New York State Housing Finance Agency, 0.02% due 5/1/2048 put 10/1/2015 (605 West 42nd Street; LOC: Bank of China) (daily demand notes)	A/A1	1,000,000	1,000,000
New York State Thruway Authority, 5.00% due 1/1/2030 (Multi-Year Highway and Bridge Capital Program)	A/A2	7,480,000	8,660,942
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	1,700,000	1,895,721

NORTH CAROLINA — 0.49%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	600,000	628,920
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,504,134
North Carolina Medical Care Commission, 5.00% due 6/1/2030 (Vidant Health)	A+/A1	3,000,000	3,376,800

NORTH DAKOTA — 0.16%
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,016,860
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	1,105,000	1,112,868

OHIO — 4.94%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,146,480
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,624,960
Cincinnati City School District COP, 5.00% due 12/15/2031 (School Improvement Project)	A+/Aa3	3,075,000	3,505,408
City of Cleveland, 2.00% due 10/1/2015 (Public Safety, Health and Welfare Facilities)	AA/A1	375,000	375,019
City of Cleveland, 2.00% due 10/1/2015 (Parks and Recreation Facilities)	AA/A1	475,000	475,024
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	510,477
City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA/A1	1,285,000	1,493,825
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,794,180
City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA/A1	1,000,000	1,156,200
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	114,825
City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA/A1	1,415,000	1,627,575
City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA/A1	1,485,000	1,697,697
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,052,780
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,191,810
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,445,275
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/A1	1,500,000	1,506,375
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland; LOC: FifthThird Bank)	BBB+/NR	330,000	330,587
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	2,040,000	2,365,258
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa2	1,780,000	2,147,588
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	5,081,675
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,349,481
County of Cuyahoga COP, 5.00% due 12/1/2026 (Convention Center Hotel)	AA-/Aa3	2,910,000	3,393,962
County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	3,104,752
County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,154,550
County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	5,058,336
County of Montgomery, 0.01% due 11/15/2039 put 10/1/2015 (Miami Valley Hospital; SPA: Barclays Bank plc) (daily demand notes)	NR/Aa3	100,000	100,000
County of Montgomery, 0.01% due 11/15/2045 put 10/1/2015 (Miami Valley Hospital; SPA: Barclays Bank plc) (daily demand notes)	NR/Aa3	800,000	800,000
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,080,892
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,035,050
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,400,000	1,474,858
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,364,362
Ohio Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,273,000
Ohio Air Quality Development Authority, 3.625% due 12/1/2033 put 6/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,000,000	1,010,080
Ohio Higher Educational Facility Commission, 0.01% due 1/1/2039 put 10/1/2015 (Cleveland Clinic Health System) (daily demand notes)	AA-/Aa2	900,000	900,000
Ohio Higher Educational Facility Commission, 0.01% due 1/1/2043 put 10/1/2015 (Cleveland Clinic Health System; SPA: Barclays Bank plc) (daily demand notes)	AA-/Aa2	900,000	900,000
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,028,270
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,243,104

OKLAHOMA — 0.82%
Oklahoma DFA, 5.00% due 8/15/2026 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,204,210
Oklahoma DFA, 5.00% due 8/15/2027 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,196,250
[a] Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A2	3,730,000	4,118,554
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA/A2	1,000,000	1,092,390

16    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Oklahoma Turnpike Authority, 0.01% due 1/1/2028 put 10/1/2015 (Oklahoma Turnpike System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	$2,100,000	$2,100,000
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,187,890

OREGON — 3.01%
[b] State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	30,000,000	30,497,400
State of Oregon GO, 0.01% due 12/1/2041 put 10/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	9,700,000	9,700,000

PENNSYLVANIA — 6.85%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,829,175
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	970,000	1,036,057
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,219,440
Bethlehem Area School District GO, 5.00% due 10/15/2020 pre-refunded 04/15/2019 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	95,000	108,138
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	380,000	420,580
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company) (AMT)	BBB/Baa2	2,620,000	2,634,279
Chartiers Valley Industrial & Commercial Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	920,250
City of Philadelphia, 5.00% due 8/1/2032 (Pennsylvania Gas Works)	A-/Baa1	1,000,000	1,129,200
City of Philadelphia, 5.00% due 8/1/2033 (Pennsylvania Gas Works)	A-/Baa1	800,000	896,264
City of Philadelphia, 5.00% due 8/1/2034 (Pennsylvania Gas Works)	A-/Baa1	500,000	557,965
[a] Commonwealth of Pennsylvania GO, 5.00% due 3/15/2022 (Capital Facilities)	AA-/Aa3	12,485,000	14,674,120
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	6,025,791
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	3,000,000	3,350,910
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	511,239
Geisinger Authority, 0.01% due 6/1/2041 put 10/1/2015 (Geisinger Health System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA/Aa2	1,500,000	1,500,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.01% due 2/15/2021 put 10/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	200,000	200,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.01% due 7/1/2041 put 10/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	4,200,000	4,200,000
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,443,070
Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/Aa3	3,490,000	4,237,558
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	7,470,000	7,514,372
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,437,197
Pennsylvania State Public School Building Authority GO, 5.00% due 6/1/2027 (Philadelphia District; Insured: AGM) (State Aid Withholding)	AA/A2	5,000,000	5,776,000
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	4,311,160
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,700,150
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,246,770

[a] Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	4,161,607
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	448,104
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	365,000	386,666
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	383,805
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	425,976
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	471,729
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	501,294
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	A+/A2	5,250,000	5,797,627

RHODE ISLAND — 0.39%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,287,038
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	902,544

SOUTH CAROLINA — 1.12%
City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,155,500
City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,140,170
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 (School District No. 50; Insured: AGM)	AA/A1	2,400,000	2,605,488
Lexington County Health Services District, Inc., 5.00% due 11/1/2016 (Lexington Medical Center)	AA-/A1	250,000	262,112
Lexington One School Facilities Corp., 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District No. 1)	NR/Aa3	1,000,000	1,053,220
Lexington One School Facilities Corp., 5.25% due 12/1/2021 pre-refunded 12/1/2015 (School District No. 1 Project)	NR/Aa3	1,700,000	1,714,790
Scago Educational Facilities Corp., 5.00% due 12/1/2017 pre-refunded 12/1/2016 (Colleton School District; Insured: AGM)	AA/A3	1,000,000	1,053,220
Securing Assets For Education, 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District of Berkeley County Project)	AA-/Aa3	2,000,000	2,106,440
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	765,000	786,726
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 (School District No. 2 Project; Insured: AGM)	AA/A3	2,855,000	3,030,640

Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOUTH DAKOTA — 0.28%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	$1,575,000	$1,818,038
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,900,413

TENNESSEE — 0.82%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (Prepaid Gas Purchase Agreement)	A-/A3	2,500,000	2,825,200
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (Prepaid Gas Purchase Agreement)	A-/A3	7,000,000	8,097,390

TEXAS — 6.25%
Austin Community College District, 5.50% due 8/1/2023 pre-refunded 8/1/2018 (Round Rock Campus)	AA/Aa2	2,180,000	2,464,294
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,630,000	1,679,552
Bexar Metropolitan Water District, 5.00% due 5/1/2021 (Waterworks System; Insured: Syncora)	A+/A1	1,300,000	1,387,204
Bexar Metropolitan Water District, 5.00% due 5/1/2022 (Waterworks System; Insured: Syncora)	A+/A1	2,300,000	2,452,030
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	1,000,000	1,004,260
City of Brownsville, 5.00% due 9/1/2017 (Water, Wastewater & Electric Utilities Systems)	A+/A2	500,000	538,580
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,000,000	1,151,330
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	625,769
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,305,754
City of Houston, 5.00% due 9/1/2032 (Convention & Entertainment Facilities)	A-/A2	3,560,000	4,036,008
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,573,735
City of San Antonio, 5.00% due 7/1/2024 (Airport System Capital Improvements) (AMT)	A/A2	2,065,000	2,364,549
City of San Antonio, 5.00% due 7/1/2025 (Airport System Capital Improvements) (AMT)	A/A2	1,160,000	1,315,231
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A/A2	2,705,000	3,402,322
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	A-/A3	3,000,000	3,147,510
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2028 (Memorial Hermann Health System)	A+/A1	3,000,000	3,491,040
Harris County Cultural Education Facilities Finance Corp., 0.01% due 9/1/2031 put 10/1/2015 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	16,880,000	16,880,000
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 pre-refunded 5/15/2021 (Cosmos Foundation, Inc.)	NR/NR	415,000	527,971
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	360,000	426,823
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	539,172
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	565,079
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	3,000,000	3,515,310
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	55,000	66,101
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	9,415,000	10,830,922
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa2	270,000	305,308
North Texas Tollway Authority, 5.00% due 9/1/2017 (DOT-President George Bush Turnpike Western Extension)	AA+/NR	450,000	487,301
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,794,569
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,242,820
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	2,100,542
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,161,880
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,500,000	1,768,215
Texas Transportation Commission, 5.00% due 8/15/2025 (Central Texas Turnpike System)	BBB+/Baa1	750,000	877,178
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,373,937

U.S. VIRGIN ISLANDS — 0.42%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,592,750

UTAH — 0.76%
City of Murray, 0.01% due 5/15/2037 put 10/1/2015 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,300,000	2,300,000
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,366,338
Weber County, 0.01% due 2/15/2031 put 10/1/2015 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	3,700,000	3,700,000
Weber County, 0.01% due 2/15/2035 put 10/1/2015 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	2,750,000	2,750,000

VIRGINIA — 0.78%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	AA-/NR	690,000	742,433
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	2,850,000	2,850,314
Pittsylvania County GO, 3.00% due 7/15/2017 (Educational Capital Projects) (State Aid Withholding)	AA-/Aa3	280,000	280,596
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,264,114

18    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	$3,100,000	$3,250,257

WASHINGTON — 2.43%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,391,260
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (EvergreenHealth Medical Center)	NR/Aa3	1,015,000	1,188,179
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2029 (EvergreenHealth Medical Center)	NR/Aa3	2,930,000	3,401,701
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2030 (EvergreenHealth Medical Center)	NR/Aa3	250,000	287,865
[a] King County Public Hospital District No. 2 GO, 5.00% due 12/1/2031 (EvergreenHealth Medical Center)	NR/Aa3	2,040,000	2,333,209
Skagit County Public Hospital District No. 1 GO, 5.125% due 12/1/2015 (Skagit Valley Hospital; Insured: Natl-Re)	NR/A1	1,900,000	1,915,105
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,609,947
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,394,860
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,749,011
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,455,305
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 per-refunded 8/15/2018 (Multi-Care Systems; Insured: AGM)	AA/Aa3	1,000,000	1,121,820
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,576,135

WEST VIRGINIA — 0.12%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A/A2	1,530,000	1,566,965

WISCONSIN — 1.54%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A/A3	2,170,000	2,429,206
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,259,794
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,801,276
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A/A3	5,000,000	5,671,700
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,635,885
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,758,148

TOTAL INVESTMENTS — 98.76% (Cost $1,259,414,395)			$1,318,034,921
OTHER ASSETS LESS LIABILITIES — 1.24%			16,606,040

NET ASSETS — 100.00%			$1,334,640,961

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association

GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Annual Report    19

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2015

ASSETS
Investments at value (cost $1,259,414,395) (Note 2)	$1,318,034,921
Cash	32,896,937
Receivable for investments sold	14,149,563
Receivable for fund shares sold	2,859,556
Interest receivable	13,605,905
Prepaid expenses and other assets	48,641

Total Assets	1,381,595,523

LIABILITIES
Payable for investments purchased	43,281,513
Payable for fund shares redeemed	2,541,594
Payable to investment advisor and other affiliates (Note 3)	748,858
Accounts payable and accrued expenses	126,073
Dividends payable	256,524

Total Liabilities	46,954,562

NET ASSETS	$1,334,640,961

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	58,620,526
Accumulated net realized gain (loss)	(178,704)
Net capital paid in on shares of beneficial interest	1,276,202,920

$1,334,640,961

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($423,112,899 applicable to 29,853,287 shares of beneficial interest outstanding - Note 4)	$14.17
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.46

Class C Shares:
Net asset value and offering price per share* ($160,042,086 applicable to 11,277,545 shares of beneficial interest outstanding - Note 4)	$14.19

Class I Shares:
Net asset value, offering and redemption price per share ($751,485,976 applicable to 53,091,230 shares of beneficial interest outstanding - Note 4)	$14.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

20    Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Interest income (net of premium amortized of $9,894,165)	$38,864,005

EXPENSES
Investment advisory fees (Note 3)	5,917,014
Administration fees (Note 3)
Class A Shares	527,551
Class C Shares	200,635
Class I Shares	354,602
Distribution and Service fees (Note 3)
Class A Shares	1,055,102
Class C Shares	963,866
Transfer agent fees
Class A Shares	207,006
Class C Shares	76,955
Class I Shares	545,620
Registration and filing fees
Class A Shares	32,375
Class C Shares	25,185
Class I Shares	48,476
Custodian fees (Note 3)	135,438
Professional fees	54,812
Accounting fees (Note 3)	43,495
Trustee fees	45,310
Other expenses	91,000

Total Expenses	10,324,442
Less:
Expenses reimbursed by investment advisor (Note 3)	(56,472)
Fees paid indirectly (Note 3)	(8,203)

Net Expenses	10,259,767

Net Investment Income	28,604,238

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(178,705)
Net change in unrealized appreciation (depreciation) on investments	(6,311,268)

Net Realized and Unrealized Loss	(6,489,973)

Net Increase in Net Assets Resulting from Operations	$22,114,265

See notes to financial statements.

Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$28,604,238	$27,643,381
Net realized gain (loss) on investments	(178,705)	778,096
Net unrealized appreciation (depreciation) on investments	(6,311,268)	36,212,520

Net Increase (Decrease) in Net Assets Resulting from Operations	22,114,265	64,633,997

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(8,826,286)	(10,299,388)
Class C Shares	(2,839,671)	(3,239,656)
Class I Shares	(16,938,281)	(14,104,337)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	7,597,943	(26,755,780)
Class C Shares	3,649,607	(7,732,072)
Class I Shares	137,108,465	151,102,715

Net Increase in Net Assets	141,866,042	153,605,479

NET ASSETS
Beginning of Year	1,192,774,919	1,039,169,440

End of Year	$1,334,640,961	$1,192,774,919

Distribution in excess of net investment income	$(3,781)	$(3,781)

See notes to financial statements.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$1,318,034,921	$—	$1,318,034,921	$—

Total Investments in Securities	$1,318,034,921	$—	$1,318,034,921	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Fund paid $43,495 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $5,580 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $13,909 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $56,472 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to

Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $8,203.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had transactions of $1,103,028 in purchases.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,268,461	$60,729,148	5,171,963	$72,039,550
Shares issued to shareholders in reinvestment of dividends	567,704	8,071,945	672,690	9,418,779
Shares repurchased	(4,303,842)	(61,203,150)	(7,761,608)	(108,214,109)

Net increase (decrease)	532,323	$7,597,943	(1,916,955)	$(26,755,780)

Class C Shares
Shares sold	1,735,534	$24,731,966	1,721,415	$24,111,270
Shares issued to shareholders in reinvestment of dividends	169,292	2,410,060	195,955	2,747,333
Shares repurchased	(1,651,624)	(23,492,419)	(2,483,360)	(34,590,675)

Net increase (decrease)	253,202	$3,649,607	(565,990)	$(7,732,072)

Class I Shares
Shares sold	20,039,316	$284,969,358	22,132,781	$308,646,550
Shares issued to shareholders in reinvestment of dividends	1,036,238	14,709,303	846,289	11,848,035
Shares repurchased	(11,476,359)	(162,570,196)	(12,188,664)	(169,391,870)

Net increase (decrease)	9,599,195	$137,108,465	10,790,406	$151,102,715

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $246,512,422 and $148,178,437, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,259,414,395

Gross unrealized appreciation on a tax basis	$61,853,246
Gross unrealized depreciation on a tax basis	(3,232,720)

Net unrealized appreciation (depreciation) on investments (tax basis)	$58,620,526

26    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, of $177,883. For tax purposes, such losses will be reflected in the year ending September 30, 2016.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $823, (of which $0 are short-term and $823 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund increased net capital paid in on shares of beneficial interest by $32,271 and increased accumulated net realized loss by $32,271. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from long-term capital gains retained by the Fund.

At September 30, 2015, the Fund had $252,742 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2015, and September 30, 2014, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Tax exempt income	$28,499,857	$27,511,901
Ordinary income	104,381	131,480

Total	$28,604,238	$27,643,381

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income(Loss) (%)	Expenses, After Expense Reductions(%)	Expenses, After Expense Reductions and Net of Custody Credits(%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2015(b)	$14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$14.17	2.09	0.92	0.92	0.92	1.68	13.49	$423,113
2014(b)	$13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$14.23	2.43	0.92	0.92	0.92	5.95	14.85	$417,369
2013(b)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37	0.92	0.92	0.92	(0.91)	29.18	$429,941
2012(b)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88	0.93	0.93	0.93	7.69	16.94	$456,527
2011(b)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59	0.95	0.95	0.95	3.27	18.33	$381,839
Class C Shares
2015	$14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$14.19	1.77	1.24	1.24	1.28	1.35	13.49	$160,042
2014	$13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$14.25	2.11	1.24	1.24	1.29	5.61	14.85	$157,126
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05	1.24	1.24	1.30	(1.22)	29.18	$159,727
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56	1.24	1.24	1.31	7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29	1.24	1.24	1.32	3.05	18.33	$125,512
Class I Shares
2015	$14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$14.15	2.39	0.62	0.62	0.62	1.91	13.49	$751,486
2014	$13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$14.22	2.73	0.62	0.61	0.62	6.28	14.85	$618,280
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68	0.61	0.61	0.61	(0.53)	29.18	$449,501
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18	0.61	0.61	0.61	7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90	0.63	0.63	0.63	3.67	18.33	$232,422

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Annual Report	Annual Report 29

Report of Independent Registered Public Accounting Firm

Thornburg Intermediate Municipal Fund	September 30, 2015

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

30    Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$1,002.60	$4.64
Hypothetical*	$1,000.00	$1,020.43	$4.68
Class C Shares
Actual	$1,000.00	$1,001.00	$6.22
Hypothetical*	$1,000.00	$1,018.85	$6.28
Class I Shares
Actual	$1,000.00	$1,004.00	$3.22
Hypothetical*	$1,000.00	$1,021.86	$3.24

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.24%; I: 0.64%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    31

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

32    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34    Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Fund of $28,499,857 (or the maximum allowed) are tax exempt dividends and $104,381 are taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Annual Report    35

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in seven of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in eight of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the second quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, and fell in the first quartile of performance of the category for the three-year, five-year and ten-year periods. The data also showed that the Fund’s annualized returns fell in the second quartile of performance of the second fund category for the one-year period ended with the second quarter and fell in the first quartile of performance of the category for the three-year, five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee was slightly higher than the median and average fee levels for the fund category, the level of total expense for one representative share class was slightly higher than the median and average expense levels for the category, and that the total level of expense for a second share class was slightly lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level for one representative share class was comparable to the median fee level for its peer group, the advisory fee level for the second representative share class was comparable to its peer group, the Fund’s total expense level for the first representative share class fell above the median of its peer group, and that the total expense level for the second share class was comparable to the peer group median. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund,

36    Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    37

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

38    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH079

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2     Annual Report

Annual Report

Thornburg Strategic Municipal Income Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares decreased by three cents to $15.16 per share during the fiscal year ended September 30, 2015. If you were with us for the entire period, you received net investment income dividends of 34.6 cents per share. If you reinvested your dividends, you received 35.0 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index, with a 2.18% total return (without sales charge) for the fiscal year ended September 30, 2015, compared to the 3.16% total return for the BofA Merrill Lynch Municipal Master Index. The Fund generated 1.05% more price return and 2.03% less income than the index.

The drivers of the Fund’s total price return relative to its benchmark are as follows. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve subtracted 0.13% of relative price performance. Our sector allocations added 0.90% of relative price performance, and our overweight to lower credit quality securities added 1.33% of relative price performance compared to its benchmark. Other risk factors and accounting differences subtracted 1.05% of relative price performance.

The market’s returns were a result of increasing short-term interest rates, declining intermediate interest rates, and largely unchanged long-term interest rates. Chart I illustrates the change in interest rates for all maturities from one to 30 years for the 12 months ended September 30, 2015.

The U.S. Economy and the Federal Reserve Board

The U.S. economy grew at an average rate of 2.2% for the last three quarters ended June 30, 2015, (information for the quarter ended September 30, 2015, is not available as of this writing). If we go back four quarters, the average growth rate is 2.7%. The unemployment rate declined to 5.1% in September 2015, although the September nonfarm payroll number did give the markets a bit of a scare, by falling way short of expectations at 142,000. John C. Williams, the President and CEO of The Federal Reserve Bank of San Francisco, noted in a recent speech that:

“My estimate of the natural rate of unemployment today is 5 percent, consistent with pre-recession estimates. With the current rate at 5.1 percent, we are very close.”

Job vacancies are at the highest levels since the time series has been tracked since 2000. So how do we square this circle? It might be that as we reach the “natural rate of unemployment,” employers are finding it harder and harder to find qualified employees. If this were to be the case, the economy might begin to see wage pressures build. Inflation, by any measure, has been consistently below the Fed’s target of 2.00%.

The Federal Reserve Board has put off raising short-term interest rates yet again. Zero short-term interest rates are an appropriate policy response for an economy losing more than 500,000 jobs a month, with an unemployment rate of 10%, which is what the U.S. economy experienced during the Great Recession. But in the seventh year of zero short-term interest rates, market participants question whether it is an appropriate policy for an economy that has added an average of 229,000 jobs for the last 12 months, with a 5.1% unemployment rate. In a recent news conference, Federal Reserve Chair Janet L. Yellen stated, “The recovery from the Great Recession has advanced sufficiently far and domestic spending has been sufficiently robust that an argument can be made for a rise in interest rates at this time.” This is true. Retail sales are up 2.2% year-over-year, as of August 31, 2015. Auto sales topped expectations in September, reaching an annual rate of 18.07 million cars and trucks. But Ms. Yellen, in the same news conference, went on to say, “heightened uncertainties abroad” have kept the Fed on hold as it awaits more data. Regardless, waiting for the Fed to raise short-term interest rates is akin to “Waiting for Godot.”

Real yields, which are nominal interest rates less an inflation measure, are still quite low, and credit spreads (the incremental yield an investor is promised to buy a lower-rated credit) are still very narrow. In this environment, we believe investors are not getting paid to take risk, and consequently we are taking less risk in terms of both maturity and lower-quality credit risk.

Chart I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 30, 2015)

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

The Municipal Bond Market Credit Picture

The credit picture for the municipal bond market is generally pretty good, unless you happen to be a state whose economy is based on energy production. On September 17, 2015, the Nelson A. Rockefeller Institute of Government at the State University of New York released its 100th state tax revenue report:

“State tax revenues grew by 5.8 percent in the first quarter of 2015, according to the 100th State Revenue Report of the Rockefeller Institute. All major sources of tax revenues showed solid growth during this period: personal tax collections grew by 7.1 percent, corporate tax revenues at 3.3 percent, sales taxes at 5.2 percent, and motor fuels at 4.4 percent. Preliminary figures for the second quarter of calendar year 2015 (the final quarter of fiscal year 2015 in most states) indicate growth in total state tax collections of 7.6 percent and particularly strong growth in personal income tax collections of 14.3 percent. State revenue forecasts call for a slowdown in total personal income tax growth to 2.7 percent in FY [fiscal year] 2016, from 5.1 percent estimated by states for FY 2015.”

Bloomberg recently reported that the 2014 median funding level of state pension plans improved to 70% from 69.2% in 2013. An 80% funding level is often seen as the line of demarcation between a well-funded state pension and one that’s not well funded, as suggested by the Pew Research Center.

We have seen some well-chronicled defaults in the municipal bond market in the last few years, and Puerto Rico’s financial troubles continue to garner headlines, one of which, penned by Morningstar, states that the island’s pension is only funded to 8.4% of its $34.0 billion liability level. Let us add here that none of the Thornburg municipal funds own any Puerto Rico debt! Table I highlights the results of several of the municipal bankruptcy proceedings around the country. There are a few lessons to be learned from this table. First, given the choice between pensioners and bondholders, pensioners win almost every time! In Detroit’s case (we did not have any direct exposure to the city of Detroit in any of the Thornburg municipal funds), the pensioner’s limited impairment resulted in a 95.5% benefit for non-uniform workers and a 100% benefit for uniform workers (both sustained a 50% cost of living reduction) while bondholders received between 74% and 11% (plus miscellaneous other assets) of what they were owed, highlighting again the value of sound, fundamental, bottom-up credit research – what we view as a Thornburg strength.

Table I | Status of Select Municipal Bankruptcy Cases

Entity	Bankruptcy Proceedings	Pension Recovery	Bondholder Recovery
San Bernardino, CA	Pending	Unimpaired	1-100%A
Stockton, CA	Concluded	UnimpairedC	0.25%-100%B
Detroit, MI	Concluded	Limited Impairment	74% for GOULT[2]
Jefferson County, AL	Concluded	Unimpaired	88% for GOLT[3]
Central Falls, RI (Statutory Liens on Local GOs) [1]	Concluded	Haircuts up to 55%	Unimpaired

Source: Morgan Stanley Muni Monday Morning newsletter, July 27, 2015.

A.	San Bernardino City Council – approved plan proposes 1% recovery Pension Obligation Bonds (unsecured) but full payments for Lease Revenue COP Bonds secured by the police station as collateral.
B.	Stockton paid 0.25% on leases backing a golf course.
C.	Retiree health plan was canceled.

1.	GOs – general obligation bonds.
2.	GOULT – general obligation unlimited tax.
3.	GOLT – general obligation limited tax.

Market Liquidity and Federal Regulations

It has been our contention for some time that the fixed-income markets are growing less and less liquid. This is a result of the consolidation that took place after the financial crisis and the federal laws and regulation (The Dodd-Frank Act and the Volcker Rule) enacted to reduce the likelihood of a repeat. This is evidenced by the amount of inventory broker/dealers commit to the various markets. From 2000 through 2008, the period prior to the financial crisis, broker/dealer inventory levels averaged 7.9% of the municipal bond assets in mutual funds (excluding money market funds), exchange traded funds (ETFs), and closed-end funds. Today that number stands at 2.5%. The corporate bond market numbers are even more staggering! Inventory levels prior to the financial crisis stood at 34.5% and today are at 4.7%.

This reduced commitment to the fixed income markets is coupled with a significant increase in ownership of corporate bonds by retail investors in mutual funds, exchange-traded funds, and closed-end funds. The average for the period from 2000 through 2008 was 8.5%, and now that figure is 22.4%. This ratio has remained fairly constant for municipal bonds, at around 20%. Why is this important? This reduced liquidity may mean that investors should be ready for increased price volatility if and when interest rates increase.*

The U.S. Securities and Exchange Commission is concerned about this risk. On September 22, 2015, it released for

*	Source for bond inventory data: U.S. Federal Reserve: Financial Accounts of the United States.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

comment proposed new liquidity rules. This proposal centers around three recommendations for mutual funds and ETFs:

•	institute a liquidity management program

•	enhance disclosure regarding fund liquidity and redemption practices

•	allow mutual funds to elect “swing pricing” to effectively pass on the costs stemming from shareholder purchase or redemption activity

This sounds like some pretty good regulation until one couples it with a letter Thornburg received from State Street Bank, the Fund’s custodian, in which the bank informed us that due to “the evolving regulatory environment” and “implementation of the Basel III accord” they will be charging us 0.20% for cash reserves held in excess of 5% of assets under management in a given Thornburg fund. Reserves are an important tool to manage overall interest-rate sensitivity, shareholder withdrawals (as we saw in 2013 with the “taper tantrum”), and also provide dry powder for periods of market disruption. So we are caught between one regulator directing us to be more liquid and the unintended consequences of other regulation forcing us to be less liquid.

We are managing this new environment by utilizing four levels of liquidity reserves in the municipal bond mutual funds:

1.	Maintain maximum liquidity at the custodian bank before the change is implemented.

2.	Buy variable-rate demand notes (VRDNs) with short-term liquidity features.

3.	Buy U.S. Treasury bills if VRDNs are not available, which will be a temporary position. The bad news is that we may incur some taxable income with these; the good news is not a lot of taxable income may be incurred with an average rate of 0.01%.

4.	Buy securities eligible for money market funds to purchase. The thought here is that if we see a market disruption, shareholders may flee to the safety of municipal money market funds. Being able to sell these securities to money market funds as their demand increases should decrease the liquidity risk of the Fund.

Conclusion

We are in a trying environment; investors have a great desire for income, and the unintended consequences of the Fed’s zero interest-rate policy are forcing them into riskier investments. That could mean buying securities or funds with longer maturities or lower credit quality. Add to this a market in which broker/dealer liquidity is at a premium. Interest rates are at multi-decade lows, even when adjusting for low levels of inflation. Credit spreads are narrow, back to 2007 levels, when AAA municipal bond insurers insured 50% of the new-issue municipal market. Overall, credit in the municipal market has recovered from the financial crisis, despite several high-profile bankruptcies.

We are taking less risk in your portfolio and concentrating on fundamental, bottom-up credit research. We believe the best way to manage this environment is to have a long-term investment horizon, to ready oneself for increased price volatility, and to let the Fund’s opportunistic investment approach diversify exposures across both the yield curve and credit spectrum. As the equity market events of August 2015 highlighted, there is a place for bonds in a well-diversified portfolio, even when they are slightly overvalued.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director	Nicholos Venditti Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
A Shares (Incep: 4/1/09)
Without sales charge	2.18%	2.86%	4.70%	7.66%
With sales charge	0.13%	2.17%	4.28%	7.33%
C Shares (Incep: 4/1/09)
Without sales charge	1.87%	2.56%	4.39%	7.35%
With sales charge	1.27%	2.56%	4.39%	7.35%
I Shares (Incep: 4/1/09)	2.50%	3.18%	5.01%	7.97%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.46%

SEC Yield	1.42%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.31%; C shares, 1.72%; I shares, 0.93%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.25%; C shares, 1.55%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above, the Annualized Distribution yield would have been 2.37%, and the SEC yield would have been 1.33%.

Glossary

BofA Merrill Lynch Municipal Master Index – Tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

Key Portfolio Attributes

Number of Bonds	210

Effective Duration	6.3 Yrs

Average Maturity	12.3 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.41%
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	$1,000,000	$1,012,390

ARIZONA — 1.43%
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,804,350
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	744,904

ARKANSAS — 0.46%
University of Arkansas Board of Trustees, 5.00% due 11/1/2036 (Fayetteville Campus)	NR/Aa2	1,000,000	1,137,540

CALIFORNIA — 12.72%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,752,802
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	577,531
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	1,500,000	1,818,105
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	444,461
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A/A3	1,175,000	1,200,051
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A/A3	545,000	548,793
California Municipal Finance Authority, 8.50% due 11/1/2039 pre-refunded 11/1/2019 (Harbor Regional Center)	NR/A3	1,000,000	1,286,350
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	3,000,000	3,167,640
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A+/A1	1,000,000	1,162,710
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Offices Renovation)	A+/A1	100,000	117,404
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	150,000	156,290
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	995,000	1,055,695
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,315,000	1,525,979
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	585,095
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,525,845
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A/NR	1,000,000	1,120,110
City of Palm Springs Financing Authority, 5.25% due 6/1/2027 (Downtown Revitalization Project)	AA/NR	1,620,000	1,866,353
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,975,767
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	715,630
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A/NR	650,000	686,627
Los Angeles County Public Works Financing Authority, 3.625% due 9/1/2016 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/A3	200,000	206,180
M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,335,270
Oakland USD GO, 5.00% due 8/1/2035 (County of Alameda Educational Facilities)	NR/NR	1,000,000	1,105,450
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	1,086,943
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	AA-/A2	535,000	465,065
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	AA-/A2	1,025,000	819,723
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	286,467
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	601,015
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A2	1,000,000	1,100,840
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA/NR	100,000	100,476
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	A+/A2	500,000	502,090
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	623,527

COLORADO — 2.62%
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,543,247
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	459,585
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	616,453
Eagle River Fire District, 6.625% due 12/1/2024 pre-refunded 12/1/2019	NR/NR	225,000	274,522
Eagle River Fire District, 6.875% due 12/1/2030 pre-refunded 12/1/2019	NR/NR	400,000	492,096
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	A-/Baa1	520,000	564,112
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	A-/Baa1	260,000	342,355
Regional Transportation District COP, 5.375% due 6/1/2031 (FasTracks Transportation System)	A/Aa3	500,000	569,370
Regional Transportation District COP, 5.00% due 6/1/2044 (FasTracks Transportation System)	A/Aa3	565,000	623,946

CONNECTICUT — 0.83%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB/NR	1,000,000	1,055,070
State of Connecticut GO Floating Rate Note, 0.54% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	1,000,000	995,520

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DELAWARE — 0.44%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BBB-/NR	$1,000,000	$1,095,500

DISTRICT OF COLUMBIA — 0.38%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	1,500,000	943,515

FLORIDA — 7.83%
City of Gainesville, 0.01% due 10/1/2026 put 10/1/2015 (Utilities System; SPA: Union Bank) (daily demand notes)	AA/Aa2	7,280,000	7,280,000
City of Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024 (Beach Community Redevelopment Project)	NR/A3	315,000	315,888
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	A/A2	1,245,000	1,306,192
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	A/A2	1,790,000	1,936,529
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	BBB/Baa1	1,000,000	1,104,470
Miami-Dade County Expressway Authority, 5.00% due 7/1/2022 (Toll System Five-Year Work Program)	A-/A3	625,000	741,800
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System Five-Year Work Program)	A-/A3	625,000	755,600
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,231,472
Orange County, 0% due 10/1/2016 (County Correctional Facilities and Communications System; Insured: AMBAC)	NR/NR	410,000	405,593
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	549,045
Sarasota County Public Hospital Board, 4.659% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	1,000,000	1,001,650
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	AA-/NR	1,000,000	1,097,650
Volusia County Educational Facilities Authority, 5.00% due 10/15/2030 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	1,500,000	1,687,635

GEORGIA — 5.28%
City of Atlanta, 6.25% due 11/1/2034 pre-refunded 11/1/2019 (Water and Wastewater Capital Improvement Program)	AA-/Aa3	500,000	602,965
Development Authority of Burke County, 0.07% due 7/1/2049 put 10/1/2015 (Georgia Power Company Plant Vogtle Project) (daily demand notes)	A-/A3	10,000,000	10,000,000
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,144,270
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A3	515,000	557,431
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa1	350,000	410,480
Municipal Gas Authority of Georgia GO, 5.00% due 4/1/2016 (Public Gas Partners, Inc.-Gas Portfolio III Project)	AA-/A1	350,000	358,382

GUAM — 4.10%
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,000,000	2,226,760
Government of Guam, 5.00% due 11/15/2032 (Economic Development)	A/NR	3,000,000	3,324,060
Government of Guam, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	554,730
Government of Guam Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,095,350
Government of Guam GO, 7.00% due 11/15/2039 pre-refunded 11/15/2019 (Economic Development)	BB-/NR	520,000	641,966
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,167,200
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	500,000	580,850
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	558,430

ILLINOIS — 8.02%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA/A2	365,000	371,117
[a] Chicago Park District GO, 5.00% due 1/1/2035 (Various Capital Projects)	AA+/NR	2,000,000	2,106,220
City of Chicago, 5.00% due 11/1/2029 (Water System Improvements)	A-/Baa2	200,000	211,974
City of Chicago, 5.00% due 1/1/2031 (Riverwalk Expansion Project; Insured: AGM)	AA+/A2	500,000	531,205
City of Chicago GO, 5.00% due 1/1/2020 (Insured: AGM)	AA/A2	475,000	476,810
City of Chicago GO, 5.25% due 1/1/2035 (Various Infrastructure Projects)	BBB+/Ba1	500,000	492,810
Cook County GO, 5.25% due 11/15/2033	AA/A2	1,000,000	1,039,500
Illinois Finance Authority, 5.00% due 8/1/2029 (Advocate Health Care Network)	AA/Aa2	2,195,000	2,513,275
Illinois Finance Authority, 5.00% due 8/15/2035 (Silver Cross Hospital & Medical Centers)	NR/Baa1	2,355,000	2,545,472
Illinois Finance Authority, 5.75% due 11/15/2037 pre-refunded 11/15/2017 (OSF Healthcare System)	A/A2	330,000	365,013
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A2	1,545,000	1,782,667
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	1,000,000	1,114,230
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2028	AA-/NR	1,000,000	1,141,280
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2031	AA-/NR	2,255,000	2,528,126
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	BBB+/Baa1	1,500,000	1,516,815
Metropolitan Water Reclamation District of Greater Chicago GO, 5.25% due 12/1/2032 (Various Capital Improvement Projects)	AAA/Aa2	40,000	47,375
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	A/A3	175,000	179,986
Village of Melrose Park GO, 6.75% due 12/15/2021 (Redevelopment Project Costs; Insured: Natl-Re)	A/A3	410,000	492,332
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/A3	570,000	414,778

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
INDIANA — 2.15%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	$1,000,000	$1,090,150
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB-/B1	3,000,000	3,152,250
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,096,750

IOWA — 0.71%
Iowa Finance Authority, 5.25% due 12/1/2025 (Iowa Fertilizer Company Project)	BB-/NR	1,615,000	1,752,307

KANSAS — 1.39%
City of Wichita, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	175,000	174,865
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	829,495
Kansas City Community College COP, 3.00% due 4/1/2016 (Higher Education Campus Facilities)	AA-/NR	150,000	151,899
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2031 (Utility System Improvement)	A+/A3	1,000,000	1,150,410
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2032 (Utility System Improvement)	A+/A3	1,000,000	1,145,370

KENTUCKY — 1.36%
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A/A3	540,000	609,514
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	715,000	607,600
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,650,000	2,161,632

LOUISIANA — 2.32%
City of New Orleans, 5.00% due 12/1/2034 (Water System Facilities Improvement)	BBB+/NR	400,000	446,364
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,272,420
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA/A3	120,000	123,648
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	140,000	150,553
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	360,000	377,251
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,250,000	2,382,233

MASSACHUSETTS — 0.36%
Massachusetts Development Finance Agency, 5.00% due 7/1/2032 (Jordan Hospital and Milton Hospital)	A-/A3	355,000	396,173
Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (Jordan Hospital and Milton Hospital)	A-/A3	200,000	222,324
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	265,000	280,131

MICHIGAN — 8.90%
Board of Governors of Wayne State University, 5.00% due 11/15/2033 (Educational Facilities and Equipment)	AA-/Aa3	1,250,000	1,409,912
City of Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,083,040
City of Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Nursing and Rehabilitation Center)	NR/A2	1,000,000	1,078,550
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,204,375
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,117,240
Detroit City School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa1	1,000,000	1,126,990
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa1	1,000,000	1,171,410
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A2	225,000	250,479
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,080,020
[b] Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	5,000,000	5,537,500
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	656,310
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,015,000	1,077,717
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Edward W. Sparrow Hospital Assoc.)	A+/A1	200,000	201,156
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Southshore Medical Center)	A/A1	650,000	701,019
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health System)	A-/A3	1,000,000	1,131,210
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	250,000	313,855
Wayne County Airport Authority, 5.00% due 12/1/2031 (Detroit Metropolitan Wayne County Airport)	A/A2	650,000	731,309
Wayne County Airport Authority, 5.00% due 12/1/2033 (Detroit Metropolitan Wayne County Airport)	A/A2	825,000	921,995
Wayne County Airport Authority, 5.00% due 12/1/2034 (Detroit Metropolitan Wayne County Airport)	A/A2	1,140,000	1,270,245

MINNESOTA — 0.22%
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 pre-refunded 11/15/2016	A/Aaa	115,000	121,297
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood and Woodbury Healthcare Facility Projects)	NR/NR	415,000	434,945

MISSISSIPPI — 0.06%
Jackson Public School District, 4.00% due 2/1/2018 (District Long Range Capital Expenditure Program; Insured: AGM) (State Aid Withholding)	NR/Aa3	140,000	140,363

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MISSOURI — 1.42%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	$840,000	$893,953
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,619,404

NEBRASKA — 0.79%
Douglas County Health Facilities, 5.00% due 11/1/2029 (Nebraska Methodist Health System)	A-/NR	950,000	1,066,755
Douglas County Health Facilities, 5.00% due 11/1/2030 (Nebraska Methodist Health System)	A-/NR	800,000	894,000

NEW JERSEY — 3.77%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	805,905
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	1,000,000	1,049,020
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,000,000	1,129,240
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A3	2,000,000	2,058,180
New Jersey Transit Corp., 5.00% due 9/15/2020 (Federal Transit Administration Section 5307 Urbanized Area Formula Funds)	A/A3	1,000,000	1,133,730
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2042 (Transportation System Improvements)	A-/A3	1,000,000	1,007,860
Salem County Pollution Control Financing Authority, 5.00% due 12/1/2023 (Chambers Project) (AMT)	BBB-/Baa3	2,000,000	2,159,500

NEW MEXICO — 1.48%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	1,000,000	1,101,580
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,500,000	2,555,850

NEW YORK — 2.56%
[b] City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	3,000,000	3,623,310
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	2,000,000	2,311,740
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA/A1	400,000	401,576

NORTH CAROLINA — 0.86%
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2020 pre-refunded 1/1/2016 (Progress Energy Carolinas, Inc. Initial Project Acquisition; Insured: AMBAC)	A-/NR	410,000	414,990
North Carolina Medical Care Commission, 5.00% due 6/1/2029 (Vidant Health)	A+/A1	1,500,000	1,704,240

OHIO — 3.59%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	500,000	550,400
City of Akron, 5.00% due 12/1/2031 (Community Learning Centers)	AA+/NR	625,000	709,319
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland Project; LOC: FifthThird Bank)	BBB+/NR	125,000	125,222
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: FifthThird Bank)	BBB+/NR	980,000	1,119,003
County of Montgomery, 0.01% due 11/15/2045 put 10/1/2015 (Miami Valley Hospital; SPA: Barclays Bank plc) (daily demand notes)	NR/Aa3	4,100,000	4,100,000
Ohio State Air Quality Development Authority, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,000,000	1,013,490
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,028,270
Wyoming City School District GO, 5.00% due 12/1/2018 (Educational Facilities; Insured: AGM)	NR/A2	250,000	252,060

OREGON — 2.87%
[a] State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	6,000,000	6,099,480
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration Project; Insured: ACA)	NR/NR	1,000,000	1,003,620

PENNSYLVANIA — 5.03%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	925,000	1,011,978
City of Philadelphia, 5.00% due 6/15/2027 (Philadelphia International and Northeast Philadelphia Airports) (AMT)	A/A2	2,000,000	2,237,680
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	1,000,000	1,116,970
Lancaster County Hospital Authority, 5.00% due 11/1/2019 (Masonic Villages Project)	A/NR	2,675,000	3,034,413
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,810,692
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	2,000,000	2,155,580
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,106,530

RHODE ISLAND — 0.32%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	A+/NR	315,000	373,820
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	A+/NR	350,000	410,466

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOUTH CAROLINA — 0.32%
County of Oconee, 0.02% due 2/1/2017 put 10/1/2015 (Duke Energy Corporation) (daily demand notes)	A-/A1	$800,000	$800,000

SOUTH DAKOTA — 0.52%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	449,040
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	832,245

TENNESSEE — 0.23%
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/A3	500,000	580,240

TEXAS — 10.01%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BBB-/NR	720,000	744,185
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BBB-/NR	795,000	803,459
City of Houston, 5.00% due 9/1/2025 (Convention & Entertainment Facilities Department)	A-/A2	1,000,000	1,194,910
City of Houston, 5.00% due 9/1/2028 (Convention & Entertainment Facilities Department)	A-/A2	325,000	377,091
City of Houston, 5.00% due 11/15/2028 (Combined Utility System)	AA/Aa2	2,500,000	2,977,275
City of Houston, 5.00% due 9/1/2034 (Convention & Entertainment Facilities Department)	A-/A2	1,550,000	1,735,597
City of Kerrville Health Facilities Development Corp., 5.45% due 8/15/2035 (Sid Peterson Memorial Hospital)	BBB+/NR	2,530,000	2,551,480
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A/A2	1,165,000	1,465,325
Harris County-Houston Sports Authority, 5.00% due 11/15/2030	A-/A2	2,000,000	2,272,700
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	562,910
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	1,000,000	1,190,650
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	20,000	24,036
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	2,980,000	3,428,162
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	46,078
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public Schools)	BBB/NR	1,000,000	1,162,660
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	102,586
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	167,546
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,675,457
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,208,800
Texas Transportation Commission, 5.00% due 8/15/2034 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,103,910

U.S. VIRGIN ISLANDS — 0.23%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	562,930

UTAH — 0.91%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,123,490
Utah Transit Authority, 5.00% due 6/15/2033 (Integrated Mass Transit System)	A+/A1	1,000,000	1,141,970

VIRGINIA — 1.01%
City of Lexington IDA, 5.25% due 1/1/2021 (Kendal at Lexington Residential Care Facility)	NR/NR	395,000	405,582
City of Lexington IDA, 5.375% due 1/1/2022 (Kendal at Lexington Residential Care Facility)	NR/NR	630,000	646,115
City of Lexington IDA, 5.375% due 1/1/2023 (Kendal at Lexington Residential Care Facility)	NR/NR	425,000	434,975
City of Lexington IDA, 5.375% due 1/1/2028 (Kendal at Lexington Residential Care Facility)	NR/NR	1,000,000	1,017,920

WASHINGTON — 2.04%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,624,911
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,142,230
[b] Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	A/A2	2,000,000	2,292,820

WISCONSIN — 0.41%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,000,000	1,004,870

TOTAL INVESTMENTS — 100.36% (Cost $233,742,683)			$248,682,399
LIABILITIES NET OF OTHER ASSETS — (0.36)%			(894,976)

NET ASSETS — 100.00%			$247,787,423

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

14    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2015

ASSETS
Investments at value (cost $233,742,683) (Note 2)	$248,682,399
Cash	5,755,107
Receivable for investments sold	185,000
Receivable for fund shares sold	548,249
Interest receivable	2,778,172
Prepaid expenses and other assets	29,138

Total Assets	257,978,065

LIABILITIES
Payable for investments purchased	8,192,480
Payable for fund shares redeemed	1,708,030
Payable to investment advisor and other affiliates (Note 3)	187,627
Accounts payable and accrued expenses	40,441
Dividends payable	62,064

Total Liabilities	10,190,642

NET ASSETS	$247,787,423

NET ASSETS CONSIST OF
Undistributed net investment income	$3,353
Net unrealized appreciation on investments	14,939,716
Accumulated net realized gain (loss)	(64,450)
Net capital paid in on shares of beneficial interest	232,908,804

$247,787,423

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($66,722,312 applicable to 4,401,428 shares of beneficial interest outstanding - Note 4)	$15.16
Maximum sales charge, 2.00% of offering price	0.31

Maximum offering price per share	$15.47

Class C Shares:
Net asset value and offering price per share* ($29,073,333 applicable to 1,915,929 shares of beneficial interest outstanding - Note 4)	$15.17

Class I Shares:
Net asset value, offering and redemption price per share ($151,991,778 applicable to 10,016,838 shares of beneficial interest outstanding - Note 4)	$15.17

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income	$9,153
Interest income (net of premium amortized of $1,206,038)	8,637,929

Total Income	8,647,082

EXPENSES
Investment advisory fees (Note 3)	1,837,182
Administration fees (Note 3)
Class A Shares	83,734
Class C Shares	35,818
Class I Shares	74,659
Distribution and Service fees (Note 3)
Class A Shares	167,467
Class C Shares	171,947
Transfer agent fees
Class A Shares	57,396
Class C Shares	19,813
Class I Shares	88,795
Registration and filing fees
Class A Shares	28,295
Class C Shares	29,532
Class I Shares	28,960
Custodian fees (Note 3)	48,478
Professional fees	47,409
Accounting fees (Note 3)	5,590
Trustee fees	8,853
Other expenses	24,309

Total Expenses	2,758,237
Less:
Expenses reimbursed by investment advisor (Note 3)	(81,787)
Fees paid indirectly (Note 3)	(1,609)

Net Expenses	2,674,841

Net Investment Income	5,972,241

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(64,450)
Net change in unrealized appreciation (depreciation) on investments	(459,355)

Net Realized and Unrealized Loss	(523,805)

Net Increase in Net Assets Resulting from Operations	$5,448,436

See notes to financial statements.

16    Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,972,241	$5,399,995
Net realized gain (loss) on investments	(64,450)	174,212
Net unrealized appreciation (depreciation) on investments	(459,355)	10,351,044

Net Increase (Decrease) in Net Assets Resulting from Operations	5,448,436	15,925,251

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,527,762)	(1,584,898)
Class C Shares	(567,402)	(568,645)
Class I Shares	(3,877,077)	(3,246,452)
From realized gains
Class A Shares	(46,826)	(189,519)
Class C Shares	(20,477)	(79,000)
Class I Shares	(107,131)	(342,071)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	5,512,992	6,109,965
Class C Shares	2,985,965	3,609,685
Class I Shares	15,285,881	42,182,323

Net Increase in Net Assets	23,086,599	61,816,639

NET ASSETS
Beginning of Year	224,700,824	162,884,185

End of Year	$247,787,423	$224,700,824

Undistributed net investment income	$3,353	$3,622

See notes to financial statements.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax. The Fund’s investment advisor is Thornburg Investment Management, Inc.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$248,682,399	$—	$248,682,399	$—

Total Investments in Securities	$248,682,399	$—	$248,682,399	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Fund paid $5,590 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $382 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,192 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $38,346 for Class A shares and $43,441 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $1,609.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by affiliated Trustees, the Officers identified in the Trustees and Officers section of this report, and the Advisor is approximately 10.37%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had transactions of $1,103,028 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,498,078	$22,857,138	2,214,705	$32,669,985
Shares issued to shareholders in reinvestment of dividends	95,940	1,458,653	115,738	1,703,678
Shares repurchased	(1,237,044)	(18,802,799)	(1,917,594)	(28,263,698)

Net increase (decrease)	356,974	$5,512,992	412,849	$6,109,965

Class C Shares
Shares sold	571,928	$8,720,448	584,844	$8,670,364
Shares issued to shareholders in reinvestment of dividends	34,108	519,034	39,009	573,997
Shares repurchased	(411,444)	(6,253,517)	(383,694)	(5,634,676)

Net increase (decrease)	194,592	$2,985,965	240,159	$3,609,685

Class I Shares
Shares sold	3,149,898	$48,040,749	4,322,972	$64,055,109
Shares issued to shareholders in reinvestment of dividends	235,896	3,590,289	225,879	3,331,595
Shares repurchased	(2,388,594)	(36,345,157)	(1,724,127)	(25,204,381)

Net increase (decrease)	997,200	$15,285,881	2,824,724	$42,182,323

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $62,134,816 and $25,779,926, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$233,742,683

Gross unrealized appreciation on a tax basis	$15,607,465
Gross unrealized depreciation on a tax basis	(667,749)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,939,716

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $63,616. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $834, (of which $0 are short-term and $834 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $269 and decreased accumulated net realized loss by $269. Reclassifications have no impact on the net asset value of the fund and resulted primarily from a tax redesignation of distributions.

At September 30, 2015, the Fund had $65,417 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income, and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2015, and September 30, 2014, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Tax exempt income	$5,869,818	$5,304,242
Ordinary income	161,156	95,753
Capital gains	115,701	610,590

Total	$6,146,675	$6,010,585

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22    Annual Report

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Annual Report    23

FINANCIAL HIGHLIGHTS

Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2015(b)	$15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$15.16	2.28	1.25	1.25	1.31	2.18	12.13	$66,722
2014(b)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19	2.82	1.25	1.25	1.31	8.93	21.89	$61,424
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74	1.25	1.25	1.31	(2.21)	37.42	$52,278
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34	1.25	1.25	1.31	11.71	12.52	$65,446
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37	1.25	1.25	1.38	3.47	19.45	$39,808
Class C Shares
2015	$15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$15.17	1.98	1.55	1.55	1.70	1.87	12.13	$29,073
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20	2.53	1.55	1.55	1.72	8.60	21.89	$26,168
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44	1.55	1.55	1.73	(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04	1.55	1.55	1.78	11.38	12.52	$23,521
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07	1.55	1.55	1.83	3.16	19.45	$15,344
Class I Shares
2015	$15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$15.17	2.60	0.93	0.93	0.93	2.50	12.13	$151,992
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20	3.12	0.94	0.93	0.94	9.27	21.89	$137,109
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04	0.95	0.95	0.96	(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62	0.95	0.95	0.95	12.03	12.52	$92,386
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62	0.99	0.99	1.03	3.74	19.45	$54,736

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Annual Report	Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

26    Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$1,002.60	$6.28
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class C Shares
Actual	$1,000.00	$1,000.40	$7.77
Hypothetical*	$1,000.00	$1,017.30	$7.84
Class I Shares
Actual	$1,000.00	$1,003.40	$4.78
Hypothetical*	$1,000.00	$1,020.29	$4.82

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.95%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    27

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30    Annual Report

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Fund of $5,869,818 (or the maximum allowed) are tax exempt dividends, $161,156 are taxable ordinary investment income dividends, and $115,701 are designated as taxable long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s

Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the five calendar years since the inception of the Fund’s investment operations, comparing the Fund’s annual investment returns to a fund category composed by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories composed by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the five calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the securities index considered and lower than the return for the fund category, the Fund’s returns exceeded or were comparable to the returns of the index in all of the preceding four years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in three of the four preceding years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the fourth quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, and fell in the third quartile of performance of the category for the three-year and five-year periods. Noted data also showed that the Fund’s annualized investment returns fell in the third quartile of performance of the second fund category for the one-year period ended with the second quarter, fell in the second quartile of performance of the category for the three-year period, and fell near the top decile of performance for the five-year period. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted the significant differences between the Fund and the available fund category and the limited size of the peer groups used for comparisons and the potential reduction in the utility of those comparatives in evaluating the Fund’s fee and expense levels. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was somewhat higher than the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was somewhat higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was comparable to the median and average levels for the category. Data for the peer groups showed that the Fund’s advisory fee was somewhat higher than the median levels for the two peer groups, and that the total expense levels of the representative share classes were higher than the medians of their respective peer groups. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall

32    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2015 (Unaudited)

profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    33

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    35

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1978

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg California Limited Term Municipal Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Shareholder:

We are pleased to present the annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares was flat for the fiscal year ended September 30, beginning and ending the fiscal year at $13.84. If you were with us for the entire period, you received dividends of 19.2 cents per share. If you reinvested your dividends, you received 19.3 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares of your Fund under-performed the index with a 1.40% total return (without sales charge) for the fiscal year ended September 30, 2015, compared to the 1.81% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 2.46% more price return and 2.87% less income than the index.

The drivers of the Fund’s total price return relative to its benchmark are as follows. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.11% of relative price performance. Our sector allocations added 0.99% of relative price performance, and our overweight to lower credit-quality securities subtracted 0.02% of relative price performance compared to its benchmark. Other risk factors and accounting differences added up to another 1.38% of relative price performance.

The market’s returns were a result of increasing short-term interest rates, declining intermediate interest rates and largely unchanged long-term interest rates. Chart I illustrates the change in interest rates for all maturities from one to 30 years for the 12 months ended September 30, 2015.

The U.S. Economy and the Federal Reserve Board

The U.S. economy grew at an average rate of 2.2% for the last three quarters ended June 30, 2015, (information for the quarter ended September 30, 2015, is not available as of this writing). If we go back four quarters, the average growth rate is 2.7%. The unemployment rate declined to 5.1% in September 2015, although the September nonfarm payroll number did give the markets a bit of a scare, by falling way short of expectations at 142,000. John C. Williams, the President and CEO of The Federal Reserve Bank of San Francisco, noted in a recent speech that:

“My estimate of the natural rate of unemployment today is 5 percent, consistent with pre-recession estimates. With the current rate at 5.1 percent, we are very close.”

Job vacancies are at the highest levels since the time series has been tracked since 2000. So how do we square this circle? It might be that as we reach the “natural rate of unemployment,” employers are finding it harder and harder to find qualified employees. If this were to be the case, the economy might begin to see wage pressures build. Inflation, by any measure, has been consistently below the Fed’s target of 2.00%.

The Federal Reserve Board has put off raising short-term interest rates yet again. Zero short-term interest rates are an appropriate policy response for an economy losing more than 500,000 jobs a month, with an unemployment rate of 10%, which is what the U.S. economy experienced during the Great Recession. But in the seventh year of zero short-term interest rates, market participants question whether it is an appropriate policy for an economy that has added an average of 229,000 jobs for the last 12 months, with a 5.1% unemployment rate. In a recent news conference, Federal Reserve Chair Janet L. Yellen stated, “The recovery from the Great Recession has advanced sufficiently far and domestic spending has been sufficiently robust that an argument can be made for a rise in interest rates at this time.” This is true. Retail sales are up 2.2% year-over-year, as of August 31, 2015. Auto sales topped expectations in September, reaching an annual rate of 18.07 million cars and trucks. But Ms. Yellen, in the same news conference, went on to say, “heightened uncertainties abroad” have kept the Fed on hold as it awaits more data. Regardless, waiting for the Fed to raise short-term interest rates is akin to “Waiting for Godot.”

Real yields, which are nominal interest rates less an inflation measure, are still quite low, and credit spreads (the incremental yield an investor is promised to buy a lower-rated credit) are still very narrow. In this environment, we believe investors are not getting paid to take risk, and consequently we are taking less risk in terms of both maturity and lower-quality credit risk.

Chart I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 30, 2015)

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

The Municipal Bond Market Credit Picture

The credit picture for the municipal bond market is generally pretty good, unless you happen to be a state whose economy is based on energy production. On September 17, 2015, the Nelson A. Rockefeller Institute of Government at the State University of New York released its 100th state tax revenue report:

“State tax revenues grew by 5.8 percent in the first quarter of 2015, according to the 100th State Revenue Report of the Rockefeller Institute. All major sources of tax revenues showed solid growth during this period: personal tax collections grew by 7.1 percent, corporate tax revenues at 3.3 percent, sales taxes at 5.2 percent, and motor fuels at 4.4 percent. Preliminary figures for the second quarter of calendar year 2015 (the final quarter of fiscal year 2015 in most states) indicate growth in total state tax collections of 7.6 percent and particularly strong growth in personal income tax collections of 14.3 percent. State revenue forecasts call for a slowdown in total personal income tax growth to 2.7 percent in FY [fiscal year] 2016, from 5.1 percent estimated by states for FY 2015.”

California in particular has been doing quite well; total tax revenues are up almost 13.8% from the second calendar quarter of 2014 to the second of 2015. Employment is up 2.96% from June 2014 through June 2015. Personal income is higher by 5.50%, and home prices are higher by 6.70% for the same period.

Table I | Status of Select Municipal Bankruptcy Cases

Entity	Bankruptcy Proceedings	Pension Recovery	Bondholder Recovery
San Bernardino, CA	Pending	Unimpaired	1-100% A
Stockton, CA	Concluded	Unimpaired C	0.25%-100% B
Detroit, MI	Concluded	Limited Impairment	74% for GOULT [2]
Jefferson County, AL	Concluded	Unimpaired	88% for GOLT [3]
Central Falls, RI (Statutory Liens on Local GOs) [1]	Concluded	Haircuts up to 55%	Unimpaired

Source: Morgan Stanley Muni Monday Morning newsletter, July 27, 2015.

A.	San Bernardino City Council – approved plan proposes 1% recovery Pension Obligation Bonds (unsecured) but full payments for Lease Revenue COP Bonds secured by the police station as collateral.
B.	Stockton paid 0.25% on leases backing a golf course.
C.	Retiree health plan was canceled.
1.	GOs – general obligation bonds.
2.	GOULT – general obligation unlimited tax.
3.	GOLT – general obligation limited tax.

Bloomberg recently reported that the 2014 median funding levels of state pension plans improved to 70% from 69.2% in 2013. California’s state pensions are funded at 72.3% of liabilities, according to Bloomberg, which is just above the national median. An 80% funding level is often seen as the line of demarcation between a well-funded state pension and one that’s not well funded, as suggested by the Pew Research Center.

We have seen some well-chronicled defaults in the municipal bond market in the last few years, two of which have taken place in California, and Puerto Rico’s financial troubles continue to garner headlines. One of them, penned by Morningstar, states that the island’s pension is only funded to 8.4% of its $34.0 billion liability level. Let us add here that none of the Thornburg municipal funds own any Puerto Rico debt! Table I highlights the results of several of the municipal bankruptcy proceedings around the country. There are a few lessons to be learned from this table. First, given the choice between pensioners and bondholders, pensioners win almost every time! In Detroit’s case (we did not have any direct exposure to the city of Detroit in any of the Thornburg municipal funds), the pensioner’s limited impairment resulted in a 95.5% benefit for non-uniform workers and a 100% benefit for uniform workers (both sustained a 50% cost of living reduction) while bondholders received between 74% and 11% (plus miscellaneous other assets) of what they were owed, highlighting again the value of sound, fundamental, bottom-up credit research—what we view as a Thornburg strength.

Market Liquidity and Federal Regulations

It has been our contention for some time that the fixed-income markets are growing less and less liquid. This is a result of the consolidation that took place after the financial crisis and the federal laws and regulation (The Dodd-Frank Act and the Volcker Rule) enacted to reduce the likelihood of a repeat. This is evidenced by the amount of inventory broker/dealers commit to the various markets. From 2000 through 2008, the period prior to the financial crisis, broker/dealer inventory levels averaged 7.9% of the municipal bond assets in mutual funds (excluding money market funds), exchange traded funds (ETFs), and closed-end funds. Today that number stands at 2.5%. The corporate bond market numbers are even more staggering! Inventory levels prior to the financial crisis stood at 34.5% and today are at 4.7%.

This reduced commitment to the fixed income markets is coupled with a significant increase in ownership of corporate bonds by retail investors in mutual funds, exchange-traded funds, and closed-end funds. The average for the period from 2000 through 2008 was 8.5%, and now that figure is 22.4%. This ratio has remained fairly constant for municipal bonds, at around 20%. Why is this important? This reduced liquidity may mean that investors should be ready for increased price volatility if and when interest rates increase.*

*	Source for bond inventory data: U.S. Federal Reserve: Financial Accounts of the United States.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

The U.S. Securities and Exchange Commission is concerned about this risk. On September 22, 2015, it released for comment proposed new liquidity rules. This proposal centers around three recommendations for mutual funds and ETFs:

•	institute a liquidity management program

•	enhance disclosure regarding fund liquidity and redemption practices

•	allow mutual funds to elect “swing pricing” to effectively pass on the costs stemming from shareholder purchase or redemption activity

This sounds like some pretty good regulation until one couples it with a letter Thornburg received from State Street Bank, the Fund’s custodian, in which the bank informed us that due to “the evolving regulatory environment” and “implementation of the Basel III accord” they will be charging us 0.20% for cash reserves held in excess of 5% of assets under management in a given Thornburg fund. Reserves are an important tool to manage overall interest-rate sensitivity, shareholder withdrawals (as we saw in 2013 with the “taper tantrum”), and also provide dry powder for periods of market disruption. So we are caught between one regulator directing us to be more liquid and the unintended consequences of other regulation forcing us to be less liquid.

We are managing this new environment by utilizing four levels of liquidity reserves in the municipal bond mutual funds:

1.	Maintain maximum liquidity at the custodian bank before the change is implemented.

2.	Buy variable-rate demand notes (VRDNs) with short-term liquidity features.

3.	Buy U.S. Treasury bills if VRDNs are not available, which will be a temporary position. The bad news is that we may incur some taxable income with these; the good news is not a lot of taxable income may be incurred with an average rate of 0.01%.

4.	Buy securities eligible for money market funds to purchase. The thought here is that if we see a market disruption, shareholders may flee to the safety of municipal money market funds. Being able to sell these securities to money market funds as their demand increases should decrease the liquidity risk of the Fund.

Conclusion

We are in a trying environment; investors have a great desire for income, and the unintended consequences of the Fed’s zero interest-rate policy are forcing them into riskier investments. That could mean buying securities or funds with longer maturities or lower credit quality. Add to this a market in which broker/dealer liquidity is at a premium. Interest rates are at multi-decade lows, even when adjusting for low levels of inflation. Credit spreads are narrow, back to 2007 levels, when AAA municipal bond insurers insured 50% of the new-issue municipal market. Overall, credit in the municipal market has recovered from the financial crisis, despite several high-profile bankruptcies.

We are taking less risk in your portfolio and concentrating on fundamental, bottom-up credit research. We believe the best way to manage this environment is to have a long-term investment horizon, to ready oneself for increased price volatility, and to let the Fund’s ladder structure do what it does best—provide a disciplined approach to reinvestment. As the equity market events of August 2015 highlighted, there is a place for bonds in a well-diversified portfolio, even when they are slightly overvalued.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Josh Gonze

Portfolio Manager

Managing Director

Nicholos Venditti

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 2/19/87)
Without sales charge	1.40%	2.66%	3.45%	4.47%
With sales charge	-0.12%	2.36%	3.30%	4.41%
C Shares (Incep: 9/1/94)
Without sales charge	1.15%	2.38%	3.18%	3.44%
With sales charge	0.65%	2.38%	3.18%	3.44%
I Shares (Incep: 4/1/97)	1.72%	2.98%	3.79%	3.96%

30-Day Yields, a Shares

(with sales charge)

Annualized Distribution Yield	1.38%

SEC Yield	0.43%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.94%; C shares, 1.20%; I shares, 0.62%.

Glossary

BofA Merrill Lynch 1-10 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	354

Effective Duration	3.6 Yrs

Average Maturity	4.6 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$1,939,342
Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa3	400,000	450,320
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa3	750,000	866,430
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa3	725,000	852,288
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Public Facilities Capital Projects)	AA/Aa3	1,000,000	1,177,500
Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,500,000	3,038,775
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,000,000	2,527,290
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area Toll Bridge)	AA/Aa3	2,075,000	2,126,149
Bay Area Toll Authority, 0.72% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	5,005,450
Bay Area Toll Authority, 1.50% due 4/1/2047 (San Francisco Bay Area Toll Bridge) put 4/2/2018	AA/Aa3	1,000,000	1,010,480
Bay Area Water Supply & Conservation Agency, 2.00% due 10/1/2015 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,000,050
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water System Improvements)	AA-/Aa3	3,965,000	4,073,720
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,201,320
Brea Redevelopment Agency, 5.00% due 8/1/2019 (Redevelopment Project AB)	AA-/NR	2,000,000	2,281,900
Brentwood Infrastructure Financing Authority, 3.00% due 9/2/2016 (Residential Single Family Development; Insured: AGM)	AA/NR	315,000	322,604
Brentwood Infrastructure Financing Authority, 4.00% due 9/2/2017 (Residential Single Family Development; Insured: AGM)	AA/NR	920,000	977,840
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2020 (Residential Single Family Development; Insured: AGM)	AA/NR	1,760,000	2,047,778
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2021 (Residential Single Family Development; Insured: AGM)	AA/NR	925,000	1,090,325
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2022 (Residential Single Family Development; Insured: AGM)	AA/NR	850,000	1,012,622
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2023 (Residential Single Family Development; Insured: AGM)	AA/NR	2,690,000	3,227,516
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	1,630,000	1,713,048
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,693,507
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,906,639
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,663,917
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,351,400
California HFFA, 4.00% due 2/1/2016 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	2,475,000	2,506,680
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA-/Aa3	1,100,000	1,206,436
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	2,715,000	3,006,564
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA-/Aa3	1,000,000	1,150,270
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,346,965
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	AA-/NR	1,000,000	1,075,380
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,330,575
[a] California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,179,860
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA-/Aa3	2,710,000	2,744,634
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,122,050
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/A1	1,000,000	1,198,940
California HFFA, 5.00% due 7/1/2034 put 10/18/2022 (St. Joseph Health System)	AA-/A1	2,000,000	2,396,260
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/A1	3,000,000	3,266,820
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,865,250
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	171,231
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	184,136
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	144,764
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,820,000	2,997,265
California Pollution Control Financing Authority, 0.01% due 11/1/2026 put 10/1/2015 (Pacific Gas & Electric Co.; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/NR	28,900,000	28,900,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A1	660,000	662,845
California State Department of Veterans Affairs, 2.75% due 12/1/2018 (Farm and Home Purchase Program)	AA/Aa3	1,000,000	1,057,720
California State Department of Veterans Affairs, 3.00% due 12/1/2019 (Farm and Home Purchase Program)	AA/Aa3	500,000	537,080
California State Department of Veterans Affairs GO, 4.40% due 12/1/2022 (Farm and Home Purchase Program) (AMT)	AA/Aa2	550,000	553,608
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	736,793
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	AA-/NR	1,000,000	1,145,900
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	A+/Aa3	1,000,000	1,050,390
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,395,468
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A+/A1	1,635,000	1,884,043
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A+/A1	3,100,000	3,694,301
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	565,000	673,774
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A+/A1	1,950,000	2,332,141
California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	3,250,000	3,903,412
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	1,500,000	1,806,510
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A+/A1	1,200,000	1,414,668
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A+/A1	1,400,000	1,684,368
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A+/A1	7,200,000	8,693,568
California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A+/A1	3,600,000	4,361,868
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A+/A1	3,000,000	3,642,990
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A+/A1	1,000,000	1,190,210

Annual Report    9

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	$3,350,000	$4,008,476
California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,580,000	4,369,318
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	4,000,000	4,801,320
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	3,715,000	4,222,543
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,085,000	1,130,494
California Statewide Communities Development Authority, 5.00% due 11/1/2020 (Cottage Health System)	A+/NR	100,000	116,328
California Statewide Communities Development Authority, 4.00% due 11/1/2021 (Cottage Health System)	A+/NR	150,000	167,897
California Statewide Communities Development Authority, 5.00% due 11/1/2022 (Cottage Health System)	A+/NR	125,000	148,824
California Statewide Communities Development Authority, 5.00% due 11/1/2023 (Cottage Health System)	A+/NR	150,000	180,398
California Statewide Communities Development Authority, 5.00% due 11/1/2024 (Cottage Health System)	A+/NR	200,000	241,190
California Statewide Communities Development Authority, 5.00% due 11/1/2025 (Cottage Health System)	A+/NR	135,000	161,690
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	4,770,000	3,144,241
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,229,980
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	1,760,000	1,604,680
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/Aa3	500,000	587,580
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	A+/Aa3	2,465,000	2,233,389
City and County of San Francisco COP, 5.00% due 11/1/2016 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	200,000	210,242
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl-Re)	AA/Aa3	300,000	301,197
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	700,000	791,203
City and County of San Francisco Redevelopment Agency, 5.00% due 6/1/2020 (San Francisco Redevelopment Projects; Insured: AGM)	AA/A1	1,730,000	2,000,710
City of Antioch Public Financing Authority, 5.00% due 5/1/2022 (Municipal Facilities Project)	AA-/NR	500,000	591,465
City of Antioch Public Financing Authority, 5.00% due 5/1/2024 (Municipal Facilities Project)	AA-/NR	900,000	1,083,168
City of Burbank, 5.00% due 6/1/2016 (Burbank Water and Power System)	AA-/A1	500,000	515,645
City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,072,270
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	398,891
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	727,244
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,300,000	3,302,805
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	AA-/NR	1,300,000	1,507,220
City of Chula Vista COP, 5.00% due 10/1/2024 (Police Facility Project)	AA-/A1	1,700,000	2,035,036
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A2	550,000	638,248
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A2	720,000	845,042
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A2	1,000,000	1,184,720
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,153,471
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,070,185
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2016 (Playa Vista - Phase 1)	BBB+/NR	650,000	670,774
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2017 (Playa Vista - Phase 1)	BBB+/NR	500,000	529,875
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank, N.A.)	NR/Aa2	2,625,000	2,697,502
City of Los Angeles GO, 2.00% due 6/30/2016 (Cash Flow Management)	SP-1+/Mig1	4,000,000	4,053,920
City of Manteca, 3.00% due 12/1/2015 (Wastewater Quality Control Facility)	AA-/Aa3	280,000	281,316
City of Manteca, 4.00% due 7/1/2016 (Water Supply System)	AA-/A1	300,000	308,502
City of Manteca, 3.00% due 12/1/2016 (Wastewater Quality Control Facility)	AA-/Aa3	520,000	535,517
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	596,877
City of Manteca, 4.00% due 12/1/2018 (Wastewater Quality Control Facility)	AA-/Aa3	375,000	409,020
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	457,192
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,182,230
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	767,644
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A/NR	415,000	432,090
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC)	NR/NR	685,000	740,273
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa3	650,000	743,054
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa3	600,000	699,192
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa3	1,000,000	1,126,640
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa3	745,000	891,988
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa3	1,000,000	1,206,650
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa3	750,000	906,652
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	BBB+/A3	1,155,000	1,316,538
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	BBB+/A3	2,600,000	2,643,862
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	AA-/A3	1,240,000	1,272,711
Colton Public Financing Authority, 4.00% due 4/1/2017 (Electric Generation Facility Project)	NR/A2	530,000	556,553
Colton Public Financing Authority, 4.00% due 4/1/2018 (Electric Generation Facility Project)	NR/A2	550,000	591,822
Colton Public Financing Authority, 4.00% due 4/1/2019 (Electric Generation Facility Project)	NR/A2	400,000	439,104
Colton Public Financing Authority, 5.00% due 4/1/2020 (Electric Generation Facility Project)	NR/A2	410,000	473,566
Colton Public Financing Authority, 5.00% due 4/1/2021 (Electric Generation Facility Project)	NR/A2	650,000	760,760

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Colton Public Financing Authority, 5.00% due 4/1/2022 (Electric Generation Facility Project)	NR/A2	$970,000	$1,150,051
Community Development Commission of the City of Santa Fe Springs, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	1,235,000	1,327,588
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	250,000	269,728
Community Redevelopment Agency of the City of Union City, 4.50% due 10/1/2020 (Redevelopment Project; Insured: AMBAC)	NR/Baa1	460,000	460,598
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA/Aa2	1,595,000	1,567,422
Coronado Community Development Agency, 0% due 9/1/2016 (Insured: AGM)	AA/A2	225,000	224,132
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,918,212
County of Los Angeles, 5.00% due 6/30/2016 (General Fund Expenditures)	SP-1+/Mig1	12,000,000	12,424,560
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	A+/NR	1,000,000	1,160,890
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	A+/NR	2,500,000	2,940,400
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	A+/NR	1,000,000	1,188,320
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	A+/NR	1,000,000	1,196,470
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	A+/NR	500,000	602,780
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/A1	3,700,000	4,251,929
County of San Diego and San Diego County School District, 2.00% due 6/30/2016	SP-1+/NR	7,430,000	7,528,522
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,162,111
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,241,894
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,329,330
Desert Sands USD COP, 4.00% due 3/1/2019 (Educational Facilities; Insured: BAM)	AA/A1	1,000,000	1,089,680
Desert Sands USD COP, 5.00% due 3/1/2020 (Educational Facilities; Insured: BAM)	AA/A1	700,000	801,542
Desert Sands USD COP, 5.00% due 3/1/2021 (Educational Facilities; Insured: BAM)	AA/A1	1,080,000	1,253,480
Elk Grove Finance Authority, 4.00% due 9/1/2020 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	575,000	635,996
Elk Grove Finance Authority, 5.00% due 9/1/2021 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	450,000	525,726
Elk Grove Finance Authority, 5.00% due 9/1/2025 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	750,000	896,332
Emeryville Redevelopment Agency, 5.00% due 9/1/2022 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,775,000	3,339,546
Emeryville Redevelopment Agency, 5.00% due 9/1/2023 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,420,000	2,934,758
Emeryville Redevelopment Agency, 5.00% due 9/1/2024 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	3,900,000	4,779,879
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling Financing Project; Insured: CIFG)	AA/A3	735,000	753,287
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A3	590,000	645,047
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	AA-/A3	630,000	714,767
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	AA-/A3	675,000	789,514
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	2,510,000	2,881,179
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	720,000	864,749
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,808,015
Government of Guam, 5.00% due 11/15/2025 (Economic Development)	A/NR	4,175,000	4,879,990
Grossmont Union High School District GO, 0.17% due 2/1/2017 put 10/7/2015 (Educational Facilities) (weekly demand notes)	A+/NR	1,000,000	1,000,000
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,499,413
Hacienda La Puente USD COP, 2.00% due 6/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	850,000	859,154
Hacienda La Puente USD COP, 3.00% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/A1	160,000	165,982
Hacienda La Puente USD COP, 4.00% due 6/1/2018 (Educational Facilities; Insured: AGM)	AA/A1	705,000	760,082
Hacienda La Puente USD COP, 5.00% due 6/1/2019 (Educational Facilities; Insured: AGM)	AA/A1	675,000	764,843
Hacienda La Puente USD COP, 5.00% due 6/1/2020 (Educational Facilities; Insured: AGM)	AA/A1	740,000	854,138
Hacienda La Puente USD COP, 5.00% due 6/1/2022 (Educational Facilities; Insured: AGM)	AA/A1	575,000	678,558
Hacienda La Puente USD COP, 5.00% due 6/1/2023 (Educational Facilities; Insured: AGM)	AA/A1	1,535,000	1,824,654
Hacienda La Puente USD COP, 5.00% due 6/1/2024 (Educational Facilities; Insured: AGM)	AA/A1	880,000	1,054,794
Hacienda La Puente USD COP, 5.00% due 6/1/2025 (Educational Facilities; Insured: AGM)	AA/A1	1,300,000	1,571,700
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,447,861
Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	949,039
Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	1,006,966
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,065,525
Kern High School District GO, 4.00% due 8/1/2016 (Insured: AGM)	A+/Aa2	500,000	515,635
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	531,150
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	543,445
La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,000,000	1,165,850
La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	A+/NR	2,000,000	2,356,160
La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,500,000	1,769,835
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A+/NR	830,000	847,986
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A+/NR	965,000	1,101,171
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A+/NR	1,020,000	1,176,060
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A+/NR	1,040,000	1,198,350
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A+/NR	1,120,000	1,279,141
Los Alamitos USD GO, 0% due 9/1/2016 (Educational Facilities) (ETM)	SP-1+/Aa2	2,000,000	1,994,720
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A1	2,100,000	2,184,630

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A1	$1,660,000	$1,792,003
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	2,060,000	2,297,786
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,845,430
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,227,960
Los Angeles Department of Water & Power, 0.01% due 7/1/2034 put 10/1/2015 (Electric Power Plant; SPA: Royal Bank of Canada) (daily demand notes)	AA-/Aa3	31,500,000	31,500,000
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Improvements)	A+/A2	3,235,000	3,527,218
Los Angeles Municipal Improvement Corp., 5.00% due 3/1/2018 (Capital Improvements)	A+/A2	4,765,000	5,239,594
Los Angeles USD COP, 5.00% due 10/1/2015 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,000,000	2,000,280
Los Angeles USD COP, 5.00% due 10/1/2016 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	425,000	445,005
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	2,000,000	2,288,140
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	2,750,000	3,334,457
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,674,760
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,715,230
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,209,440
Manteca USD Community Facilities District No. 1989-2, 3.00% due 9/1/2016 (Educational Facilities; Insured: AGM)	AA/A2	410,000	418,774
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	538,285
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	951,536
a Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,640,161
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	874,387
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	594,030
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/A3	1,275,000	1,279,016
Milpitas Redevelopment Agency, 3.00% due 9/1/2016 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,025,110
Milpitas Redevelopment Agency, 4.00% due 9/1/2017 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,063,970
Milpitas Redevelopment Agency, 5.00% due 9/1/2025 (Redevelopment Project Area No. 1)	AA-/NR	2,300,000	2,824,998
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,205,790
Moreno Valley Public Financing Authority, 5.00% due 11/1/2024 (Public Improvements)	A+/NR	1,455,000	1,733,094
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,307,675
Natomas USD GO, 5.00% due 8/1/2024 (Insured: BAM)	AA/A1	2,425,000	2,939,051
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,534,776
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,692,270
Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A1	500,000	518,275
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	100,000	107,843
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,394,100
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,676,820
Oakland USD GO, 5.00% due 8/1/2022 (County of Alameda Educational Facilities)	NR/NR	745,000	858,024
Oakland USD GO, 5.00% due 8/1/2023 (County of Alameda Educational Facilities)	NR/NR	700,000	809,571
Oakland USD GO, 5.00% due 8/1/2025 (County of Alameda Educational Facilities)	NR/NR	1,300,000	1,512,472
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,877,560
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	AA-/A2	2,850,000	2,484,601
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	465,000	555,173
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	2,500,000	2,772,500
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2023 (Merged Project Area; Insured: BAM)	AA/NR	550,000	655,188
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2024 (Merged Project Area; Insured: BAM)	AA/NR	500,000	602,620
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa3	1,250,000	1,321,312
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Redevelopment Project)	A-/NR	1,055,000	1,089,593
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/NR	1,055,000	1,127,447
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,162,581
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,203,006
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,217,559
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 (Palm Desert Sheriff’s Station Facilities)	AA-/A2	2,600,000	2,915,276
Riverside County Public Financing Authority, 4.00% due 11/1/2017 (Capital Facilities Project)	AA-/NR	550,000	586,405
Riverside County Public Financing Authority, 5.00% due 11/1/2019 (Capital Facilities Project)	AA-/NR	2,000,000	2,288,040
Riverside County Public Financing Authority, 4.00% due 11/1/2020 (Capital Facilities Project)	AA-/NR	465,000	516,643
Riverside County Public Financing Authority, 5.00% due 11/1/2021 (Capital Facilities Project)	AA-/NR	1,000,000	1,173,150
Riverside County Public Financing Authority, 5.00% due 11/1/2025 (Capital Facilities Project)	AA-/NR	1,000,000	1,196,480
Riverside USD Financing Authority, 3.00% due 9/1/2016 (Educational Facilities; Insured: BAM)	AA/NR	500,000	511,945
Riverside USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	285,000	302,368
Riverside USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	950,000	1,085,299
Riverside USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	215,000	255,411
Riverside USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	680,000	815,538
Riverside USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	350,000	418,800
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,015,132

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	$700,000	$730,128
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa1	1,390,000	1,456,331
Sacramento City Financing Authority, 0% due 11/1/2016 (Merged Downtown Sacramento, Alkali Flat, Del Paso Heights and Oak Park Redevelopment Project Areas; Insured: Nat’l-Re)	AA-/A3	3,200,000	3,170,016
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	830,000	961,323
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	907,564
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	963,110
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	912,913
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,577,397
Sacramento City USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/NR	360,000	401,080
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	6,030,721
Sacramento City USD GO, 5.00% due 7/1/2019 (Educational Facilities Improvements; Insured: AGM)	AA/NR	635,000	727,558
Sacramento City USD GO, 5.00% due 7/1/2020 (Educational Facilities Improvements; Insured: AGM)	AA/NR	500,000	584,995
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/NR	400,000	475,308
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,256,064
Sacramento City USD GO, 5.00% due 7/1/2022 (Educational Facilities Improvements; Insured: AGM)	AA/NR	700,000	844,053
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/Aa3	625,000	713,119
Sacramento Municipal Utility District, 5.00% due 7/1/2020 pre-refunded 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	NR/A3	3,000,000	3,108,960
Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,778,656
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	3,215,000	3,303,059
San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,782,737
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Horton Plaza)	A-/Baa1	2,635,000	2,643,116
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	1,390,000	1,658,214
San Diego USD GO, 5.00% due 7/1/2023 (Educational System Capital Projects)	AA-/Aa3	5,000,000	6,140,800
San Diego USD GO, 5.00% due 7/1/2024 (Educational System Capital Projects)	AA-/Aa3	3,000,000	3,659,820
San Francisco City and County Airports Commission, 5.00% due 5/1/2024 (San Francisco International Airport; Insured: Natl-Re)	AA-/A1	5,000,000	5,134,500
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2019 (San Francisco Redevelopment Projects)	A+/NR	2,050,000	2,344,749
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2020 (San Francisco Redevelopment Projects)	A+/NR	1,685,000	1,965,586
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2021 (San Francisco Redevelopment Projects)	A+/NR	1,000,000	1,182,900
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	5,000,000	4,597,150
San Juan USD GO, 1.00% due 8/1/2016 (Educational Facilities)	NR/Aa2	3,000,000	3,019,200
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2017 (Maple Street Correctional Center)	AA+/Aa2	750,000	807,937
San Mateo County Joint Powers Financing Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	887,424
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2021 (Maple Street Correctional Center)	AA+/Aa2	410,000	488,039
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2022 (Maple Street Correctional Center)	AA+/Aa2	1,000,000	1,208,500
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2023 (Maple Street Correctional Center)	AA+/Aa2	585,000	713,987
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	2,000,000	1,904,140
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	1,000,000	1,150,150
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	1,000,000	1,130,490
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re)	AA-/A3	2,035,000	1,859,217
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities Projects)	AA+/A1	1,000,000	1,054,410
Santa Clara County Financing Authority, 5.00% due 5/15/2025 (Multiple Facilities Projects)	AA+/NR	6,755,000	8,343,303
Semitropic Water Storage Improvement District, 5.00% due 12/1/2022 (Irrigation Water System; Insured: AGM)	AA/A2	400,000	475,720
Semitropic Water Storage Improvement District, 5.00% due 12/1/2023 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	598,770
Semitropic Water Storage Improvement District, 5.00% due 12/1/2024 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	604,955
Semitropic Water Storage Improvement District, 5.00% due 12/1/2025 (Irrigation Water System; Insured: AGM)	AA/A2	1,110,000	1,354,156
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	1,000,000	1,049,570
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,000,000	5,415,000
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	1,000,000	1,004,160
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	A+/A2	2,000,000	2,008,540
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,072,480
State of California Department of Water Resources, 5.00% due 12/1/2016 (Central Valley Project Water System)	AAA/Aa1	1,000,000	1,055,550
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	2,330,000	2,598,602
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	670,000	747,238
State of California GO, 4.00% due 8/1/2016 (Various Capital Projects)	AA-/Aa3	500,000	515,770
State of California GO, 5.00% due 3/1/2017 (Various Capital Projects; Insured: Syncora) pre-refunded 3/1/2016	AA-/Aa3	2,860,000	2,918,315
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/Aa3	220,000	224,178
State of California GO, 5.00% due 9/1/2020 (Various Capital Projects)	AA-/Aa3	2,000,000	2,354,980

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of California GO, 0.01% due 5/1/2033 put 10/1/2015 (Kindergarten-University Facilities; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	$250,000	$250,000
State of California GO, 0.01% due 5/1/2034 put 10/1/2015 (Kindergarten-University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	450,000	450,000
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2021 (Downtown Area No. 1 and No. 2, Cooley Ranch, Santa Ana River, West Valley, Mount Vernon Corridor, Rancho/Mill; Insured: BAM)	AA/NR	940,000	1,090,287
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2023 (Downtown Area No. 1 and No. 2, Cooley Ranch, Santa Ana River, West Valley, Mount Vernon Corridor, Rancho/Mill; Insured: BAM)	AA/NR	925,000	1,090,482
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2025 (Downtown Area No. 1 and No. 2, Cooley Ranch, Santa Ana River, West Valey, Mount Vernon Corridor, Rancho/Mill; Insured: BAM)	AA/NR	950,000	1,134,670
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2023	AA-/NR	1,735,000	2,090,935
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2024	AA-/NR	1,250,000	1,522,975
[b] Successor Agency to the City of Sacramento Redevelopment Agency, 2.00% due 12/1/2016 (Redevelopment Project)	A/NR	1,000,000	1,016,300
[b] Successor Agency to the City of Sacramento Redevelopment Agency, 3.00% due 12/1/2017 (Redevelopment Project)	A/NR	1,315,000	1,371,624
Successor Agency to the Poway Redevelopment Agency, 5.00% due 6/15/2025 (Paguay Redevelopment Project)	AA-/NR	4,665,000	5,707,254
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2023 (Insured: AGM)	AA/NR	1,000,000	1,215,150
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2024 (Insured: AGM)	AA/NR	2,000,000	2,456,680
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Insured: BAM)	AA/NR	400,000	471,232
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Insured: BAM)	AA/NR	400,000	471,956
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Insured: BAM)	AA/NR	450,000	531,797
Temecula Valley USD Financing Authority, 3.00% due 9/1/2016 (Educational Facilities; Insured: BAM)	AA/NR	580,000	593,856
Temecula Valley USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	400,000	424,640
Temecula Valley USD Financing Authority, 5.00% due 9/1/2018 (Educational Facilities; Insured: BAM)	AA/NR	325,000	362,005
Temecula Valley USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	375,000	428,408
Temecula Valley USD Financing Authority, 5.00% due 9/1/2020 (Educational Facilities; Insured: BAM)	AA/NR	400,000	464,696
Temecula Valley USD Financing Authority, 5.00% due 9/1/2021 (Educational Facilities; Insured: BAM)	AA/NR	515,000	607,551
Temecula Valley USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	275,000	327,080
Temecula Valley USD Financing Authority, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	300,000	359,373
Temecula Valley USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	300,000	362,463
Temecula Valley USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	300,000	359,802
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	1,690,000	1,845,345
Turlock Irrigation District, 5.00% due 1/1/2019	AA-/A2	1,000,000	1,127,000
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A1	2,000,000	1,891,800
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/A3	1,050,000	881,170
Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa3	500,000	602,215
Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa3	1,060,000	1,276,547
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/Baa2	1,440,000	1,525,997
Vista Redevelopment Agency, 5.00% due 9/1/2019 (Vista Redevelopment Project; Insured: AGM)	AA/NR	300,000	342,435
Vista Redevelopment Agency, 5.00% due 9/1/2020 (Vista Redevelopment Project; Insured: AGM)	AA/NR	275,000	319,432
Vista Redevelopment Agency, 5.00% due 9/1/2021 (Vista Redevelopment Project; Insured: AGM)	AA/NR	265,000	312,679
Vista Redevelopment Agency, 5.00% due 9/1/2022 (Vista Redevelopment Project; Insured: AGM)	AA/NR	335,000	399,156
Vista Redevelopment Agency, 5.00% due 9/1/2023 (Vista Redevelopment Project; Insured: AGM)	AA/NR	400,000	480,016
Walnut Improvement Agency, 4.00% due 3/1/2016 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	507,145
Walnut Improvement Agency, 4.00% due 3/1/2017 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,042,810
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,066,170
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	447,496
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	783,870
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	968,622
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,139,484
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A2	1,205,000	1,317,884

TOTAL INVESTMENTS — 95.10% (Cost $588,481,985)			$611,310,302
OTHER ASSETS LESS LIABILITIES — 4.90%			31,806,968

NET ASSETS — 100.00%			$643,117,270

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity

FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2015

ASSETS
Investments at value (cost $588,481,985) (Note 2)	$611,310,302
Cash	18,796,588
Receivable for investments sold	9,208,278
Receivable for fund shares sold	1,899,652
Interest receivable	5,393,613
Prepaid expenses and other assets	105

Total Assets	646,608,538

LIABILITIES
Payable for investments purchased	2,384,672
Payable for fund shares redeemed	463,130
Payable to investment advisor and other affiliates (Note 3)	353,943
Accounts payable and accrued expenses	77,396
Dividends payable	212,127

Total Liabilities	3,491,268

NET ASSETS	$643,117,270

NET ASSETS CONSIST OF
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	22,828,317
Accumulated net realized gain (loss)	(206,139)
Net capital paid in on shares of beneficial interest	620,492,688

$643,117,270

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($171,344,158 applicable to 12,381,789 shares of beneficial interest outstanding - Note 4)	$13.84
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.05

Class C Shares:
Net asset value and offering price per share* ($64,215,640 applicable to 4,636,565 shares of beneficial interest outstanding - Note 4)	$13.85

Class I Shares:
Net asset value, offering and redemption price per share ($407,557,472 applicable to 29,422,682 shares of beneficial interest outstanding - Note 4)	$13.85

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Interest income (net of premium amortized of $7,293,603)	$14,496,014

EXPENSES
Investment advisory fees (Note 3)	2,987,018
Administration fees (Note 3)
Class A Shares	210,260
Class C Shares	80,129
Class I Shares	194,722
Distribution and Service fees (Note 3)
Class A Shares	420,520
Class C Shares	320,933
Transfer agent fees
Class A Shares	92,111
Class C Shares	28,620
Class I Shares	244,041
Custodian fees (Note 3)	87,831
Professional fees	50,619
Accounting fees (Note 3)	21,103
Trustee fees	23,574
Other expenses	33,521

Total Expenses	4,795,002
Less:
Fees paid indirectly (Note 3)	(3,452)

Net Expenses	4,791,550

Net Investment Income	9,704,464

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(102,451)
Net change in unrealized appreciation (depreciation) on investments	94,220

Net Realized and Unrealized Loss	(8,231)

Net Increase in Net Assets Resulting from Operations	$9,696,233

See notes to financial statements.

Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$9,704,464	$9,465,710
Net realized gain (loss) on investments	(102,451)	(13,106)
Net unrealized appreciation (depreciation) on investments	94,220	11,340,158

Net Increase (Decrease) in Net Assets Resulting from Operations	9,696,233	20,792,762

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,333,303)	(2,723,413)
Class C Shares	(735,680)	(844,479)
Class I Shares	(6,635,481)	(5,897,818)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	11,239,731	(2,493,202)
Class C Shares	1,372,807	1,968,650
Class I Shares	46,488,377	99,709,790

Net Increase in Net Assets	59,092,684	110,512,290

NET ASSETS
Beginning of Year	584,024,586	473,512,296

End of Year	$643,117,270	$584,024,586

Undistributed net investment income	$2,404	$2,404

See notes to financial statements.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$611,310,302	$—	$611,310,302	$—

Total Investments in Securities	$611,310,302	$—	$611,310,302	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make pay-

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

ment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Fund paid $21,103 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned commissions aggregating $3,583 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,299 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $3,452.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no significant transactions with affiliated funds.

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,968,706	$41,089,831	4,298,157	$58,771,859
Shares issued to shareholders in reinvestment of dividends	142,066	1,965,359	166,312	2,280,039
Shares repurchased	(2,302,492)	(31,815,459)	(4,639,726)	(63,545,100)

Net increase (decrease)	808,280	$11,239,731	(175,257)	$(2,493,202)

Class C Shares
Shares sold	839,501	$11,635,591	987,026	$13,537,477
Shares issued to shareholders in reinvestment of dividends	41,674	576,985	47,999	658,735
Shares repurchased	(783,398)	(10,839,769)	(893,839)	(12,227,562)

Net increase (decrease)	97,777	$1,372,807	141,186	$1,968,650

Class I Shares
Shares sold	11,038,248	$152,815,141	12,907,105	$177,105,776
Shares issued to shareholders in reinvestment of dividends	340,247	4,711,496	288,996	3,969,249
Shares repurchased	(8,019,859)	(111,038,260)	(5,939,982)	(81,365,235)

Net increase (decrease)	3,358,636	$46,488,377	7,256,119	$99,709,790

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $131,691,325 and $75,845,402, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$588,481,985

Gross unrealized appreciation on a tax basis	$22,973,738
Gross unrealized depreciation on a tax basis	(145,421)

Net unrealized appreciation (depreciation) on investments (tax basis)	$22,828,317

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $103,776. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $102,362, (of which $34,205 are short-term and $68,157 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2015, the Fund had $214,531 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income, and no undistributed tax basis capital gains.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2015, and September 30, 2014, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Tax exempt income	$9,704,450	$9,465,697
Ordinary income	14	13

Total	$9,704,464	$9,465,710

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)									RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2015(b)	$13.84	0.19	—	(c)	0.19	(0.19)	—	(0.19)	$13.84	1.39	0.94	0.94	0.94	1.40	14.43	$171,344
2014(b)	$13.54	0.23	0.30		0.53	(0.23)	—	(0.23)	$13.84	1.67	0.95	0.94	0.95	3.93	16.85	$160,151
2013(b)	$13.75	0.24	(0.20)		0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75	0.94	0.94	0.94	0.28	17.57	$159,058
2012(b)	$13.41	0.29	0.34		0.63	(0.29)	—	(0.29)	$13.75	2.15	0.95	0.95	0.95	4.78	13.06	$150,155
2011(b)	$13.38	0.36	0.03		0.39	(0.36)	—	(0.36)	$13.41	2.71	0.96	0.96	0.96	2.98	13.33	$123,910
CLASS C SHARES
2015	$13.85	0.16	—	(c)	0.16	(0.16)	—	(0.16)	$13.85	1.15	1.18	1.18	1.18	1.15	14.43	$64,216
2014	$13.55	0.19	0.30		0.49	(0.19)	—	(0.19)	$13.85	1.41	1.21	1.20	1.21	3.66	16.85	$62,858
2013	$13.76	0.20	(0.20)		—	(0.20)	(0.01)	(0.21)	$13.55	1.48	1.21	1.21	1.21	0.02	17.57	$59,585
2012	$13.42	0.26	0.34		0.60	(0.26)	—	(0.26)	$13.76	1.88	1.22	1.22	1.22	4.49	13.06	$59,563
2011	$13.40	0.32	0.02		0.34	(0.32)	—	(0.32)	$13.42	2.45	1.22	1.22	1.22	2.63	13.33	$45,897
CLASS I SHARES
2015	$13.85	0.24	–	(c)	0.24	(0.24)	—	(0.24)	$13.85	1.70	0.63	0.63	0.63	1.72	14.43	$407,557
2014	$13.55	0.27	0.30		0.57	(0.27)	—	(0.27)	$13.85	1.99	0.62	0.62	0.62	4.27	16.85	$361,015
2013	$13.76	0.28	(0.19)		0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08	0.61	0.61	0.61	0.62	17.57	$254,869
2012	$13.42	0.33	0.35		0.68	(0.34)	—	(0.34)	$13.76	2.46	0.62	0.62	0.62	5.12	13.06	$196,071
2011	$13.40	0.40	0.02		0.42	(0.40)	—	(0.40)	$13.42	3.03	0.63	0.62	0.63	3.24	13.33	$120,693

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Annual Report	Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

26     Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$1,004.70	$4.79
Hypothetical*	$1,000.00	$1,020.29	$4.83
Class C Shares
Actual	$1,000.00	$1,003.50	$5.93
Hypothetical*	$1,000.00	$1,019.15	$5.98
Class I Shares
Actual	$1,000.00	$1,006.20	$3.24
Hypothetical*	$1,000.00	$1,021.84	$3.27

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; C: 1.18%; I: 0.64%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    27

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees (3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997 (5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52 (7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held BY Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013 (6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30    Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Fund of $9,704,450 (or the maximum allowed) are tax exempt dividends, and $14 are being reported as taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the securities index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in seven of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all nine years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the first quartile of investment performance of the first of two fund categories for the one-year period ended with the second quarter of the current year and fell in the top decile of performance for the three-year, five-year and ten-year periods, and that the Fund’s annualized investment returns fell in the top quartile of performance of the second fund category for the three-year period ended with the second quarter and fell in the top decile of performance for the one-year, five-year and ten-year periods ended with the second quarter. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee was comparable to the median fee level and slightly higher than the average fee level for the fund category, that the level of total expense for a representative share class was slightly higher than the median and average levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the advisory fee level was comparable to the median of one peer group and higher than the median level of the second peer group, and that the total expense level of one representative share class was at the top of the range of levels for its peer group and the total expense level of the second representative share class was comparable to the median level of its peer group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund,

32     Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2015 (Unaudited)

and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    33

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-Up Equity Research

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    35

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH859

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Thornburg New Mexico Intermediate Municipal Fund

Annual Report | September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by five cents to $13.55 for the fiscal year ended September 30, 2015. If you were with us for the entire period, you received dividends of 34.0 cents per share. If you reinvested your dividends, you received 34.3 cents per share. Dividends were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index, with a 2.15% total return (without sales charge) for the fiscal year ended September 30, 2015, compared to the 2.60% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 1.28% more price return and 1.73% less income than the index.

The drivers of the Fund’s price return relative to its benchmark are as follows: Our interest-rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.09% of relative price performance. Our sector allocations added 0.17% of relative price performance, and our overweight to lower credit-quality securities subtracted 0.04% of relative price performance compared to its benchmark. Other risk factors and accounting differences added up to another 1.06% of relative price performance.

The market’s returns were a result of increasing short-term interest rates, declining intermediate interest rates, and largely unchanged long-term interest rates. Chart I illustrates the change in interest rates for all maturities from one to 30 years for the 12 months ended September 30, 2015.

The U.S. Economy and the Federal Reserve Board

The U.S. economy grew at an average rate of 2.2% for the last three quarters ended June 30, 2015, (information for the quarter ended September 30, 2015, is not available as of this writing). If we go back four quarters, the average growth rate is 2.7%. The unemployment rate declined to 5.1% in September 2015, although the September nonfarm payroll number did give the markets a bit of a scare, by falling way short of expectations at 142,000. John C. Williams, the President and CEO of The Federal Reserve Bank of San Francisco, noted in a recent speech:

“My estimate of the natural rate of unemployment today is 5 percent, consistent with pre-recession estimates. With the current rate at 5.1 percent, we are very close.”

Job vacancies are at the highest levels since the time series has been tracked since 2000. So how do we square this circle? It might be that as we reach the “natural rate of unemployment,” employers are finding it harder and harder to find qualified employees. If this were to be the case, the economy might begin to see wage pressures build. Inflation, by any measure, has been consistently below the Fed’s target of 2.00%.

The Federal Reserve Board has put off raising short-term interest rates yet again. Zero short-term interest rates are an appropriate policy response for an economy losing more than 500,000 jobs a month, with an unemployment rate of 10%, which is what the U.S. economy experienced during the Great Recession. But in the seventh year of zero short-term interest rates, market participants question whether it is an appropriate policy for an economy that has added an average of 229,000 jobs for the last 12 months, with a 5.1% unemployment rate. In a recent news conference, Federal Reserve Chair Janet L. Yellen stated, “The recovery from the Great Recession has advanced sufficiently far and domestic spending has been sufficiently robust that an argument can be made for a rise in interest rates at this time.” This is true. Retail sales are up 2.2% year-over-year, as of August 31, 2015. Auto sales topped expectations in September, reaching an annual rate of 18.07 million cars and trucks. But Ms. Yellen, in the same news conference, went on to say, “heightened uncertainties abroad” have kept the Fed on hold as it awaits more data. Regardless, waiting for the Fed to raise short-term interest rates is akin to “Waiting for Godot.”

Real yields, which are nominal interest rates less an inflation measure, are still quite low, and credit spreads (the incremental yield an investor is promised to buy a lower-rated credit) are still very narrow. In this environment, we believe investors are not getting paid to take risk, and consequently we are taking less risk in terms of both maturity and lower-quality credit risk.

Chart I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2015)

Source: Bloomberg.

Past performance is no guarantee of future results.

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

The Municipal Bond Market Credit Picture

The credit picture for the municipal bond market is generally pretty good, unless you happen to be a state whose economy is based on energy production. On September 17, 2015, the Nelson A. Rockefeller Institute of Government at the State University of New York released its 100th state tax revenue report:

“State tax revenues grew by 5.8 percent in the first quarter of 2015, according to the 100th State Revenue Report of the Rockefeller Institute. All major sources of tax revenues showed solid growth during this period: personal tax collections grew by 7.1 percent, corporate tax revenues at 3.3 percent, sales taxes at 5.2 percent, and motor fuels at 4.4 percent. Preliminary figures for the second quarter of calendar year 2015 (the final quarter of fiscal year 2015 in most states) indicate growth in total state tax collections of 7.6 percent and particularly strong growth in personal income tax collections of 14.3 percent. State revenue forecasts call for a slowdown in total personal income tax growth to 2.7 percent in FY [fiscal year] 2016, from 5.1 percent estimated by states for FY 2015.”

New Mexico in particular has been doing quite well; total tax revenues are up almost 6.9% from the second quarter of 2014 to the second quarter of 2015. Employment is up 1.7%, personal income is higher by 3.8%, and home prices are higher by 2.5% for the same period.

Bloomberg recently reported that the 2014 median funding level of state pension plans improved to 70% from 69.2% in 2013. An 80% funding level is often seen as the line of demarcation between a well-funded state pension and one that’s not well funded, as suggested by the Pew Research Center.

We have seen some well-chronicled defaults in the municipal bond market in the last few years, and Puerto Rico’s financial troubles continue to garner headlines, one of which, penned by Morningstar, states that the island’s pension is only funded to 8.4% of its $34.0 billion liability level. Let us add here that none of the Thornburg municipal funds own any Puerto Rico debt! Table I highlights the results of several of the municipal bankruptcy proceedings around the country. There are a few lessons to be learned from this table. First, given the choice between pensioners and bondholders, pensioners win almost every time! In Detroit’s case (we did not have any direct exposure to the city of Detroit in any of the Thornburg municipal funds), the pensioner’s limited impairment resulted in a 95.5% benefit for non-uniform workers and a 100% benefit for uniform workers (both sustained a 50% cost of living reduction) while bondholders received between 74% and 11% (plus miscellaneous other assets) of what they were owed, highlighting again the value of sound, fundamental, bottom-up credit research – what we view as a Thornburg strength.

Table I | Status of Select Municipal Bankruptcy Cases

Entity	Bankruptcy Proceedings	Pension Recovery	Bondholder Recovery
San Bernardino, CA	Pending	Unimpaired	1-100% A

Stockton, CA	Concluded	Unimpaired C	0.25%-100% B

Detroit, MI	Concluded	Limited Impairment	74% for GOULT [2]

Jefferson County, AL	Concluded	Unimpaired	88% for GOLT [3]

Central Falls, RI (Statutory Liens on Local GOs) [1]	Concluded	Haircuts up to 55%	Unimpaired
Source: Morgan Stanley Muni Monday Morning newsletter, July 27, 2015.

A.	San Bernardino City Council – approved plan proposes 1% recovery Pension Obligation Bonds (unsecured) but full payments for Lease Revenue COP Bonds secured by the police station as collateral.
B.	Stockton paid 0.25% on leases backing a golf course.
C.	Retiree health plan was canceled.

1.	GOs – general obligation bonds.
2.	GOULT – general obligation unlimited tax.
3.	GOLT – general obligation limited tax.

Market Liquidity and Federal Regulations

It has been our contention for some time that the fixed-income markets are growing less and less liquid. This is a result of the consolidation that took place after the financial crisis and the federal laws and regulation (The Dodd-Frank Act and the Volcker Rule) enacted to reduce the likelihood of a repeat. This is evidenced by the amount of inventory broker/dealers commit to the various markets. From 2000 through 2008, the period prior to the financial crisis, broker/dealer inventory levels averaged 7.9% of the municipal bond assets in mutual funds (excluding money market funds), exchange traded funds (ETFs), and closed-end funds. Today that number stands at 2.5%. The corporate bond market numbers are even more staggering! Inventory levels prior to the financial crisis stood at 34.5% and today are at 4.7%.

This reduced commitment to the fixed income markets is coupled with a significant increase in ownership of corporate bonds by retail investors in mutual funds, exchange-traded funds, and closed-end funds. The average for the period from 2000 through 2008 was 8.5%, and now that figure is 22.4%. This ratio has remained fairly constant for municipal bonds, at around 20%. Why is this important? This reduced liquidity may mean that investors should be ready for increased price volatility if and when interest rates increase.*

The U.S. Securities and Exchange Commission is concerned about this risk. On September 22, 2015, it released for

*	Source for bond inventory data: U.S. Federal Reserve: Financial Accounts of the United States.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

comment proposed new liquidity rules. This proposal centers around three recommendations for mutual funds and ETFs:

•	institute a liquidity management program

•	enhance disclosure regarding fund liquidity and redemption practices

•	allow mutual funds to elect “swing pricing” to effectively pass on the costs stemming from shareholder purchase or redemption activity

This sounds like some pretty good regulation until one couples it with a letter Thornburg received from State Street Bank, the Fund’s custodian, in which the bank informed us that due to “the evolving regulatory environment” and “implementation of the Basel III accord” they will be charging us 0.20% for cash reserves held in excess of 5% of assets under management in a given Thornburg fund. Reserves are an important tool to manage overall interest-rate sensitivity, shareholder withdrawals (as we saw in 2013 with the “taper tantrum”), and also provide dry powder for periods of market disruption. So we are caught between one regulator directing us to be more liquid and the unintended consequences of other regulation forcing us to be less liquid.

We are managing this new environment by utilizing four levels of liquidity reserves in the municipal bond mutual funds:

1.	Maintain maximum liquidity at the custodian bank before the change is implemented.

2.	Buy variable-rate demand notes (VRDNs) with short-term liquidity features.

3.	Buy U.S. Treasury bills if VRDNs are not available, which will be a temporary position. The bad news is that we may incur some taxable income with these; the good news is not a lot of taxable income may be incurred with an average rate of 0.01%.

4.	Buy securities eligible for money market funds to purchase. The thought here is that if we see a market disruption, shareholders may flee to the safety of municipal money market funds. Being able to sell these securities to money market funds as their demand increases should decrease the liquidity risk of the Fund.

Conclusion

We are in a trying environment; investors have a great desire for income, and the unintended consequences of the Fed’s zero interest-rate policy are forcing them into riskier investments. That could mean buying securities or funds with longer maturities or lower credit quality. Add to this a market in which broker/dealer liquidity is at a premium. Interest rates are at multi-decade lows, even when adjusting for low levels of inflation. Credit spreads are narrow, back to 2007 levels, when AAA municipal bond insurers insured 50% of the new-issue municipal market. Overall, credit in the municipal market has recovered from the financial crisis, despite several high-profile bankruptcies.

We are taking less risk in your portfolio and concentrating on fundamental, bottom-up credit research. We believe the best way to manage this environment is to have a long-term investment horizon, to ready oneself for increased price volatility, and to let the Fund’s ladder structure do what it does best – provide a disciplined approach to reinvestment. As the equity market events of August 2015 highlighted, there is a place for bonds in a well-diversified portfolio, even when they are slightly overvalued.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 6/18/91)
Without sales charge	2.15%	1.75%	2.59%	3.49%	4.54%
With sales charge	0.09%	1.08%	2.18%	3.28%	4.46%
D Shares (Incep: 6/1/99)	1.84%	1.48%	2.34%	3.21%	3.44%
I Shares (Incep: 2/1/07)	2.48%	2.06%	2.93%	—	3.94%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.15%

SEC Yield	0.82%

Growth of a Hypothetical $10,000 Investment

Final Value
Thornburg New Mexico Intermediate Municipal Fund, A Shares (with sales charge)	$13,804

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index	$15,902

Consumer Price Index	$11,969

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.97%; D shares, 1.23%; I shares, 0.64%.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	138

Effective Duration	4.9 Yrs

Average Maturity	8.2 Yrs

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MUNICIPAL BONDS — 88.27%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$2,015,130
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,163,310
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2018 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,582,036
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2005 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	2,000,000	2,417,940
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2016 (San Juan-Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	500,000	517,695
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2031 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	500,000	592,820
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2032 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	1,000,000	1,180,030
[a] Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2016 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,700,000	3,846,927
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2017 pre-refunded 8/1/2016 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	345,000	358,621
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	4,110,633
Albuquerque Municipal School District No. 12 GO, 4.00% due 8/1/2029 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,300,000	1,400,503
Bernalillo County, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,314,040
Bernalillo County, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,885,944
Bernalillo County, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,577,902
Bernalillo County, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,815,734
Bernalillo County, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	353,493
Bernalillo County, 5.70% due 4/1/2027 (Government Services)	AAA/Aa2	3,000,000	3,651,720
Bernalillo County, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	815,000	992,051
Bernalillo County GO, 4.00% due 8/15/2019 (Capital Improvements)	AAA/Aaa	1,505,000	1,672,100
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,612,641
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,712,816
Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,331,121
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,125,690
Cibola County, 3.00% due 6/1/2016 (County Building Improvements)	NR/A2	185,000	188,295
[b] Cibola County, 3.00% due 6/1/2016 (County Building Improvements)	NR/NR	245,000	249,363
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/A2	360,000	429,520
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/NR	355,000	423,554
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligations Surplus Fund)	AAA/Aa2	1,340,000	1,510,234
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligations Surplus Fund)	AAA/Aa2	3,000,000	3,381,120
City of Albuquerque, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	644,458
City of Albuquerque, 5.00% due 7/1/2027 (I-25/Paseo del Norte Interchange)	AAA/Aa2	555,000	650,937
City of Albuquerque, 5.00% due 7/1/2033 (City Infrastructure Improvements)	AAA/Aa2	1,100,000	1,289,860
City of Albuquerque, 5.00% due 7/1/2034 (City Infrastructure Improvements)	AAA/Aa2	1,200,000	1,401,576
[a] City of Albuquerque GO, 4.00% due 7/1/2016 (City Infrastructure Improvements)	AAA/Aa1	275,000	282,876
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,086,025
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,206
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	647,348
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,985,121
City of Farmington, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	965,000	1,064,665
[b] City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	4,000,000	4,406,320
City of Farmington, 1.875% due 4/1/2029 (Southern California Edison Co.-Four Corners Project)	A/Aa3	3,000,000	3,008,400
City of Gallup, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,551,470
City of Las Cruces, 4.00% due 6/1/2021 (Joint Utility System)	NR/Aa2	100,000	112,915
City of Las Cruces, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	836,368
City of Las Cruces, 4.00% due 6/1/2022 (Joint Utility System)	NR/Aa2	670,000	760,470
City of Las Cruces, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	876,491
City of Las Cruces, 4.00% due 6/1/2023 (Joint Utility System)	NR/Aa2	695,000	792,314
City of Las Cruces, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	914,496
City of Las Cruces, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	957,793
City of Las Cruces, 4.00% due 6/1/2025 (Joint Utility System)	NR/Aa2	750,000	860,722
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,263,060
City of Las Cruces, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	5,000,000	5,620,450
City of Rio Rancho, 2.00% due 5/15/2016 (Water and Wastewater System)	AA-/Aa3	260,000	262,592
City of Rio Rancho, 2.00% due 5/15/2017 (Water and Wastewater System)	AA-/Aa3	100,000	102,029

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	$3,275,000	$3,378,555
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,465,000	1,498,900
City of Santa Fe GRT, 4.00% due 6/1/2017 (Public Facility Capital Projects)	AA+/NR	100,000	105,670
Colfax County, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	465,000	509,226
Colfax County, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,720,991
County of Los Alamos, 5.75% due 6/1/2016 (Public Facilities Projects)	AA+/A1	1,315,000	1,363,142
County of Los Alamos, 4.875% due 6/1/2018 (Public Facilities Projects)	AA+/A1	500,000	552,440
County of Los Alamos, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,127,220
County of Los Alamos, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	3,000,000	3,391,530
County of Los Alamos, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,130,510
County of Taos, 3.00% due 4/1/2018 (County Educational Improvements; Insured: BAM)	AA/NR	1,000,000	1,034,970
Farmington Municipal School District No. 5 GO, 5.00% due 9/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa1	600,000	689,172
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,741,767
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,841,932
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	1,942,098
Las Cruces School District No. 2 GO, 2.00% due 8/1/2018 (New Mexico SD Credit Enhancement Program) (State Aid Withholding)	NR/Aa1	630,000	650,040
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016 (Student Loans)	NR/Aaa	690,000	713,005
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,222,588
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,151,710
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,427,800
New Mexico Finance Authority, 5.00% due 12/15/2017 (State Highway Infrastructure)	AA/Aa2	250,000	273,570
New Mexico Finance Authority, 5.00% due 6/15/2019 (UNM Health Sciences Center; Insured: Natl-Re)	NR/Aa2	1,215,000	1,219,836
New Mexico Finance Authority, 5.00% due 6/1/2020 (The Public Project Revolving Fund Program; Insured: AMBAC)	AAA/Aa1	365,000	376,574
New Mexico Finance Authority, 5.00% due 6/15/2022 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	1,300,000	1,389,011
New Mexico Finance Authority, 5.00% due 6/1/2024 (The Public Project Revolving Fund Program)	AAA/Aa1	4,185,000	5,133,572
New Mexico Finance Authority, 5.00% due 6/15/2024 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	7,000,000	7,479,290
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,470,905
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,427,643
New Mexico Finance Authority, 5.00% due 6/15/2031 (The Public Project Revolving Fund Program)	AA+/Aa2	1,000,000	1,182,110
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 pre-refunded 8/1/2018 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,862,740
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2031 (Presbyterian Healthcare Services)	AA/Aa3	600,000	687,222
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,044,680
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,274,920
New Mexico Housing Authority, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	665,000	665,466
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	672,305
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	769,187
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	601,109
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	573,695
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,672,890
New Mexico Mortgage Finance Authority, 5.25% due 7/1/2023 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	410,000	429,155
New Mexico Mortgage Finance Authority, 5.375% due 7/1/2023 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	275,000	276,895
New Mexico Mortgage Finance Authority, 4.625% due 3/1/2028 (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC)	AA+/NR	1,260,000	1,356,743
New Mexico Mortgage Finance Authority, 5.50% due 7/1/2028 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	900,000	935,442
New Mexico Mortgage Finance Authority, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	245,000	255,670
New Mexico Mortgage Finance Authority, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC)	AA+/NR	480,000	509,678
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	435,000	490,406
[b] San Juan County, 3.00% due 6/15/2016 (County Capital Improvements)	A+/A2	410,000	417,536
San Juan County, 4.00% due 6/15/2017 (County Capital Improvements)	A+/A2	500,000	527,315
San Juan County, 5.00% due 6/15/2028 (County Capital Improvements)	A+/A1	1,280,000	1,478,810
San Juan County, 5.00% due 6/15/2030 (County Capital Improvements)	A+/A1	1,365,000	1,555,950
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	580,000	606,320
Santa Fe County, 5.00% due 6/1/2025 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,541,652
Santa Fe County, 5.00% due 6/1/2026 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,677,126
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,850,098
Santa Fe County GO, 4.00% due 7/1/2019 pre-refunded 7/1/2016 (County Road and Water System Improvement Projects; Insured: Natl-Re)	NR/Aaa	750,000	771,195
Santa Fe Public School District GO, 5.00% due 8/1/2022 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	2,205,000	2,658,348
State of New Mexico, 5.00% due 7/1/2020 (Capital Improvements)	AA/Aa1	4,000,000	4,677,960

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[b] State of New Mexico, 5.00% due 7/1/2022 (Capital Improvements)	AA/Aa1	$350,000	$397,607
State of New Mexico, 5.00% due 7/1/2023 (Capital Improvements)	AA/Aa1	2,000,000	2,440,140
State of New Mexico, 5.00% due 7/1/2025 (Capital Improvements)	AA/Aa1	2,000,000	2,496,060
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa1	200,000	208,692
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa1	520,000	619,460
[a] Town of Silver City, 2.00% due 12/1/2016 (Joint Utility System Improvement; Insured: BAM)	AA/NR	125,000	127,078
[a] Town of Silver City, 2.00% due 12/1/2018 (Joint Utility System Improvement; Insured: BAM)	AA/NR	260,000	267,004
[a] Town of Silver City, 2.00% due 12/1/2019 (Joint Utility System Improvement; Insured: BAM)	AA/NR	265,000	272,009
Town of Silver City, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,057,410
Town of Silver City, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,110,616
Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	1,495,000	1,497,691
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,130,290
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,762,512
OTHER STATES — 8.23%
Athens-Clarke County Unified Government Development Authority, 0.01% due 7/1/2035 put 10/1/2015 (University of Georgia Athletic Association; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	100,000	100,000
California HFFA, 0.13% due 7/1/2020 put 10/7/2015 (Dignity Health; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aa1	100,000	100,000
City of Syracuse Industrial Development Agency, 0.01% due 12/1/2037 put 10/1/2015 (Syracuse University; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	750,000	750,000
Connecticut Housing Finance Authority, 0.01% due 5/15/2039 put 10/1/2015 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	400,000	400,000
Geisinger Authority, 0.01% due 6/1/2041 put 10/1/2015 (Geisinger Health System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA/Aa2	3,500,000	3,500,000
Grossmont Union High School District GO, 0.17% due 2/1/2017 put 10/7/2015 (Educational Facilities) (weekly demand notes)	A+/NR	3,000,000	3,000,000
Government of Guam, 5.375% due 12/1/2024 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,218,500
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,500,000	2,783,450
Government of Guam, 5.00% due 11/15/2033 (Economic Development)	A/NR	2,500,000	2,765,600
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,351,320
New York City Municipal Water Finance Authority, 0.01% due 6/15/2033 put 10/1/2015 (Water & Sewer System; SPA: Bank of America, N.A.) (daily demand notes)	AA+/Aa2	400,000	400,000
Ohio Higher Educational Facility Commission, 0.01% due 1/1/2039 put 10/1/2015 (Cleveland Clinic Health System) (daily demand notes)	AA-/Aa2	4,000,000	4,000,000
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,796,375
U.S. TREASURY SECURITIES — 2.42%
United States Treasury Bill, 0.01% due 10/8/2015	NR/NR	5,500,000	5,499,980

TOTAL INVESTMENTS — 98.92% (Cost $213,333,961)			$224,402,029
OTHER ASSETS LESS LIABILITIES — 1.08%			2,448,366

NET ASSETS — 100.00%			$226,850,395

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’sratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.

FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFFA	Health Facilities Financing Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.

See notes to financial statements

Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

ASSETS
Investments at value (cost $213,333,961) (Note 2)	$224,402,029
Cash	7,097,860
Receivable for fund shares sold	101,957
Interest receivable	2,545,066
Prepaid expenses and other assets	1,568

Total Assets	234,148,480

LIABILITIES
Payable for investments purchased	6,468,768
Payable for fund shares redeemed	583,506
Payable to investment advisor and other affiliates (Note 3)	153,549
Accounts payable and accrued expenses	51,278
Dividends payable	40,984

Total Liabilities	7,298,085

NET ASSETS	$226,850,395

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	11,068,068
Accumulated net realized gain (loss)	(1,145,874)
Net capital paid in on shares of beneficial interest	216,954,097

$226,850,395

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($139,938,880 applicable to 10,330,918 shares of beneficial interest outstanding - Note 4)	$13.55
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.83

Class D Shares:
Net asset value, offering and redemption price per share ($28,953,083 applicable to 2,136,467 shares of beneficial interest outstanding - Note 4)	$13.55

Class I Shares:
Net asset value, offering and redemption price per share ($57,958,432 applicable to 4,280,864 shares of beneficial interest outstanding - Note 4)	$13.54

See notes to financial statements.

12    Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Interest income (net of premium amortized of $1,429,106)	$7,728,086

EXPENSES
Investment advisory fees (Note 3)	1,113,623
Administration fees (Note 3)
Class A Shares	175,692
Class D Shares	37,327
Class I Shares	26,155
Distribution and Service fees (Note 3)
Class A Shares	351,383
Class D Shares	148,729
Transfer agent fees
Class A Shares	64,388
Class D Shares	10,067
Class I Shares	27,438
Custodian fees (Note 3)	44,885
Professional fees	47,289
Accounting fees (Note 3)	6,874
Trustee fees	7,603
Other expenses	11,513

Total Expenses	2,072,966
Less:
Fees paid indirectly (Note 3)	(2,083)

Net Expenses	2,070,883

Net Investment Income	5,657,203

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(9,565)
Net change in unrealized appreciation (depreciation) on investments	(890,859)

Net Realized and Unrealized Loss	(900,424)

Net Increase in Net Assets Resulting from Operations	$4,756,779

See notes to financial statements.

Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,657,203	$6,002,378
Net realized gain (loss) on investments	(9,565)	(113,232)
Net unrealized appreciation (depreciation) on investments	(890,859)	3,934,421

Net Increase (Decrease) in Net Assets Resulting from Operations	4,756,779	9,823,567

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(3,516,957)	(4,318,586)
Class D Shares	(676,838)	(741,974)
Class I Shares	(1,463,408)	(941,818)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(3,515,955)	(17,279,143)
Class D Shares	637,262	(943,388)
Class I Shares	20,817,817	11,265,574

Net Increase (Decrease) in Net Assets	17,038,700	(3,135,768)

NET ASSETS
Beginning of Year	209,811,695	212,947,463

End of Year	$226,850,395	$209,811,695

Distribution in excess of net investment income	$(25,896)	$(25,896)

See notes to financial statements.

14    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB

Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$193,736,804	$—	$193,736,804	$—
Other States	25,165,245	—	25,165,245	—
U.S. Treasury Securities	5,499,980	—	5,499,980	—

Total Investments in Securities	$224,402,029	$—	$224,402,029	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Fund paid $6,874 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $1,277 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $2,083.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no transactions with affiliated funds.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	745,966	$10,124,128	597,314	$8,041,850
Shares issued to shareholders in reinvestment of dividends	223,380	3,036,783	278,451	3,754,060
Shares repurchased	(1,226,723)	(16,676,866)	(2,159,552)	(29,075,053)

Net increase (decrease)	(257,377)	$(3,515,955)	(1,283,787)	$(17,279,143)

Class D Shares
Shares sold	381,666	$5,181,343	209,729	$2,824,940
Shares issued to shareholders in reinvestment of dividends	48,673	661,799	54,490	735,025
Shares repurchased	(383,942)	(5,205,880)	(334,633)	(4,503,353)

Net increase (decrease)	46,397	$637,262	(70,414)	$(943,388)

Class I Shares
Shares sold	1,680,477	$22,851,550	1,102,218	$14,871,619
Shares issued to shareholders in reinvestment of dividends	99,465	1,350,685	61,670	831,948
Shares repurchased	(248,971)	(3,384,418)	(331,495)	(4,437,993)

Net increase (decrease)	1,530,971	$20,817,817	832,393	$11,265,574

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $43,025,315 and $38,080,000, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$213,333,961

Gross unrealized appreciation on a tax basis	$11,223,877
Gross unrealized depreciation on a tax basis	(155,809)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,068,068

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $7,848. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $1,138,025, (of which $87,413 are short-term and $1,050,612 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2015, the Fund had $15,089 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income, and no undistributed tax basis capital gains.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2015, and September 30, 2014, are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Tax exempt income	$5,657,159	$6,002,378
Ordinary income	44	—

Total	$5,657,203	$6,002,378

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2015(b)	$13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$13.55	2.50	0.98	0.98	0.98	2.15	19.01	$139,939
2014(b)	$13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$13.60	2.87	0.97	0.97	0.97	4.83	10.79	$143,994
2013(b)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76	0.96	0.95	0.96	(1.61)	11.78	$148,499
2012(b)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95	0.95	0.95	0.95	4.80	11.66	$187,578
2011(b)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23	0.96	0.96	0.96	2.93	10.64	$185,208
CLASS D SHARES
2015	$13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$13.55	2.27	1.20	1.20	1.20	1.84	19.01	$28,953
2014	$13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$13.61	2.60	1.23	1.23	1.23	4.55	10.79	$28,438
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51	1.21	1.21	1.22	(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71	1.18	1.18	1.22	4.62	11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97	1.22	1.21	1.22	2.66	10.64	$24,228
CLASS I SHARES
2015	$13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$13.54	2.80	0.65	0.65	0.65	2.48	19.01	$57,958
2014	$13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$13.59	3.19	0.65	0.64	0.65	5.09	10.79	$37,380
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09	0.61	0.61	0.61	(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30	0.61	0.61	0.61	5.24	11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57	0.62	0.61	0.62	3.28	10.64	$41,645

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Annual Report	Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

22    Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period† 4/1/15–9/30/15
CLASS A SHARES
Actual	$1,000.00	$1,004.30	$4.93
Hypothetical*	$1,000.00	$1,020.15	$4.97
CLASS D SHARES
Actual	$1,000.00	$1,003.30	$5.95
Hypothetical*	$1,000.00	$1,019.12	$6.00
CLASS I SHARES
Actual	$1,000.00	$1,005.90	$3.31
Hypothetical*	$1,000.00	$1,021.77	$3.34

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; D: 1.19%; I: 0.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    23

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26    Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Fund of $5,657,159 (or the maximum allowed) are tax exempt dividends and $44 are taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Annual Report    27

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years were comparable to the returns of the index in five of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in seven of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell near the midpoint of performance of the first fund category for the one-year period ended with the second quarter of the current year, fell in the third quartile of performance for the three-year and ten-year periods, and fell in the fourth quartile of performance for the five-year period. The data further showed that the Fund’s annualized returns fell in the top quartile of performance of the second fund category for the one-year period ended with the second quarter, fell in the second quartile of performance for the three-year period, and fell in the third quartile of performance for the five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was slightly higher than the median and average fee levels for the fund category, that the level of total expense for a representative share class was slightly higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second representative share class was slightly lower than the median and average total expense levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the fee levels for the two peer groups, the total expense level for a representative share class fell above the median level for its peer group, and that the total expense level for a second representative share class was comparable to the median level of its peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and

28     Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2015 (Unaudited)

financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    31

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH080

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg New York Intermediate Municipal Fund

September 30, 2015

Share Class	Nasdaq Symbol	Cusip
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Shareholder:

We are pleased to present the annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by four cents to $13.18 for the fiscal year ended September 30, 2015. If you were with us for the entire period, you received dividends of 28.5 cents per share. If you reinvested your dividends, you received 28.8 cents per share. Dividends were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 1.87% total return (without sales charge) for the fiscal year ended September 30, 2015, compared to the 2.60% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 1.35% more price return and 2.08% less income than the index.

The drivers of the Fund’s price return relative to its benchmark are as follows: Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve subtracted 0.23% of relative price performance. Our sector allocations added 0.67% of relative price performance, and our overweight to lower credit quality securities subtracted 0.45% of relative price performance compared to its benchmark. Other risk factors and accounting differences added up to another 1.36% of relative price performance.

The market’s returns were a result of increasing short-term interest rates, declining intermediate interest rates, and largely unchanged long-term interest rates. Chart I illustrates the change in interest rates for all maturities from one to 30 years for the 12 months ended September 30, 2015.

The U.S. Economy and the Federal Reserve Board

The U.S. economy grew at an average rate of 2.2% for the last three quarters ended June 30, 2015, (information for the quarter ended September 30, 2015, is not available as of this writing). If we go back four quarters, the average growth rate is 2.7%. The unemployment rate declined to 5.1% in September 2015, although the September nonfarm payroll number did give the markets a bit of a scare, by falling way short of expectations at 142,000. John C. Williams, the President and CEO of The Federal Reserve Bank of San Francisco, noted in a recent speech that:

“My estimate of the natural rate of unemployment today is 5 percent, consistent with pre-recession estimates. With the current rate at 5.1 percent, we are very close.”

Job vacancies are at the highest levels since the time series has been tracked since 2000. So how do we square this circle? It might be that as we reach the “natural rate of unemployment,” employers are finding it harder and harder to find qualified employees. If this were to be the case, the economy might begin to see wage pressures build. Inflation, by any measure, has been consistently below the Fed’s target of 2.00%.

The Federal Reserve Board has put off raising short-term interest rates yet again. Zero short-term interest rates are an appropriate policy response for an economy losing more than 500,000 jobs a month, with an unemployment rate of 10%, which is what the U.S. economy experienced during the Great Recession. But in the seventh year of zero short-term interest rates, market participants question whether it is an appropriate policy for an economy that has added an average of 229,000 jobs for the last 12 months, with a 5.1% unemployment rate. In a recent news conference, Federal Reserve Chair Janet L. Yellen stated, “The recovery from the Great Recession has advanced sufficiently far and domestic spending has been sufficiently robust that an argument can be made for a rise in interest rates at this time.” This is true. Retail sales are up 2.2% year-over-year, as of August 31, 2015. Auto sales topped expectations in September, reaching an annual rate of 18.07 million cars and trucks. But Ms. Yellen, in the same news conference, went on to say, “heightened uncertainties abroad” have kept the Fed on hold as it awaits more data. Regardless, waiting for the Fed to raise short-term interest rates is akin to “Waiting for Godot.”

Real yields, which are nominal interest rates less an inflation measure, are still quite low, and credit spreads (the incremental yield an investor is promised to buy a lower-rated credit) are still very narrow. In this environment, we believe investors are not getting paid to take risk, and consequently we are taking less risk in terms of both maturity and lower-quality credit risk.

Chart I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 30, 2015)

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

The Municipal Bond Market Credit Picture

The credit picture for the municipal bond market is generally pretty good, unless you happen to be a state whose economy is based on energy production. On September 17, 2015, the Nelson A. Rockefeller Institute of Government at the State University of New York released its 100th state tax revenue report:

“State tax revenues grew by 5.8 percent in the first quarter of 2015, according to the 100th State Revenue Report of the Rockefeller Institute. All major sources of tax revenues showed solid growth during this period: personal tax collections grew by 7.1 percent, corporate tax revenues at 3.3 percent, sales taxes at 5.2 percent, and motor fuels at 4.4 percent. Preliminary figures for the second quarter of calendar year 2015 (the final quarter of fiscal year 2015 in most states) indicate growth in total state tax collections of 7.6 percent and particularly strong growth in personal income tax collections of 14.3 percent. State revenue forecasts call for a slowdown in total personal income tax growth to 2.7 percent in FY [fiscal year] 2016, from 5.1 percent estimated by states for FY 2015.”

New York’s economy has performed well in the last year; total tax revenues are up almost 10.4% from the second quarter of 2014 to the second quarter of 2015. Employment is up 1.78% for the same period. Personal income is higher by 3.90% and home prices are higher by 3.88% for the same period.

Bloomberg recently reported that the 2014 median funding level of state pension plans improved to 70% from 69.2% in 2013. An 80% funding level is often seen as the line of demarcation between a well-funded state pension and one that’s not well funded, as suggested by the Pew Research Center.

We have seen some well-chronicled defaults in the municipal bond market in the last few years, and Puerto Rico’s financial troubles continue to garner headlines, one of which, penned by Morningstar, states that the island’s pension is only funded to 8.4% of its $34.0 billion liability level. Let us add here that none of the Thornburg municipal funds own any Puerto Rico debt! Table I highlights the results of several of the municipal bankruptcy proceedings around the country. There are a few lessons to be learned from this table. First, given the choice between pensioners and bondholders, pensioners win almost every time! In Detroit’s case (we did not have any direct exposure to the city of Detroit in any of the Thornburg municipal funds), the pensioner’s limited impairment resulted in a 95.5% benefit for non-uniform workers and a 100% benefit for uniform workers (both sustained a 50% cost of living reduction) while bondholders received between 74% and 11% (plus miscellaneous other assets) of what they were owed, highlighting again the value of sound, fundamental, bottom-up credit research – what we view as a Thornburg strength.

Table I | Status of Select Municipal Bankruptcy Cases

Entity	Bankruptcy Proceedings	Pension Recovery	Bondholder Recovery

San Bernardino, CA	Pending	Unimpaired	1-100% A

Stockton, CA	Concluded	Unimpaired C	0.25%-100% B

Detroit, MI	Concluded	Limited Impairment	74% for GOULT [2]

Jefferson County, AL	Concluded	Unimpaired	88% for GOLT [3]

Central Falls, RI (Statutory Liens on Local GOs) [1]	Concluded	Haircuts up to 55%	Unimpaired

Source: Morgan Stanley Muni Monday Morning newsletter, July 27, 2015.

A.	San Bernardino City Council – approved plan proposes 1% recovery Pension Obligation Bonds (unsecured) but full payments for Lease Revenue COP Bonds secured by the police station as collateral.
B.	Stockton paid 0.25% on leases backing a golf course.
C.	Retiree health plan was canceled.

1.	GOs – general obligation bonds.
2.	GOULT – general obligation unlimited tax.
3.	GOLT – general obligation limited tax.

Market Liquidity and Federal Regulations

It has been our contention for some time that the fixed-income markets are growing less and less liquid. This is a result of the consolidation that took place after the financial crisis and the federal laws and regulation (The Dodd-Frank Act and the Volcker Rule) enacted to reduce the likelihood of a repeat. This is evidenced by the amount of inventory broker/dealers commit to the various markets. From 2000 through 2008, the period prior to the financial crisis, broker/dealer inventory levels averaged 7.9% of the municipal bond assets in mutual funds (excluding money market funds), exchange traded funds (ETFs), and closed-end funds. Today that number stands at 2.5%. The corporate bond market numbers are even more staggering! Inventory levels prior to the financial crisis stood at 34.5% and today are at 4.7%.

This reduced commitment to the fixed income markets is coupled with a significant increase in ownership of corporate bonds by retail investors in mutual funds, exchange-traded funds, and closed-end funds. The average for the period from 2000 through 2008 was 8.5%, and now that figure is 22.4%. This ratio has remained fairly constant for municipal bonds, at around 20%. Why is this important? This reduced liquidity may mean that investors should be ready for increased price volatility if and when interest rates increase.*

The U.S. Securities and Exchange Commission is concerned about this risk. On September 22, 2015, it released for

*	Source for bond inventory data: U.S. Federal Reserve: Financial Accounts of the United States.

Annual Report    5

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

comment proposed new liquidity rules. This proposal centers around three recommendations for mutual funds and ETFs:

•	institute a liquidity management program

•	enhance disclosure regarding fund liquidity and redemption practices

•	allow mutual funds to elect “swing pricing” to effectively pass on the costs stemming from shareholder purchase or redemption activity

This sounds like some pretty good regulation until one couples it with a letter Thornburg received from State Street Bank, the Fund’s custodian, in which the bank informed us that due to “the evolving regulatory environment” and “implementation of the Basel III accord” they will be charging us 0.20% for cash reserves held in excess of 5% of assets under management in a given Thornburg fund. Reserves are an important tool to manage overall interest-rate sensitivity, shareholder withdrawals (as we saw in 2013 with the “taper tantrum”), and also provide dry powder for periods of market disruption. So we are caught between one regulator directing us to be more liquid and the unintended consequences of other regulation forcing us to be less liquid.

We are managing this new environment by utilizing four levels of liquidity reserves in the municipal bond mutual funds:

1.	Maintain maximum liquidity at the custodian bank before the change is implemented.

2.	Buy variable-rate demand notes (VRDNs) with short-term liquidity features.

3.	Buy U.S. Treasury bills if VRDNs are not available, which will be a temporary position. The bad news is that we may incur some taxable income with these; the good news is not a lot of taxable income may be incurred with an average rate of 0.01%.

4.	Buy securities eligible for money market funds to purchase. The thought here is that if we see a market disruption, shareholders may flee to the safety of municipal money market funds. Being able to sell these securities to money market funds as their demand increases should decrease the liquidity risk of the Fund.

Conclusion

We are in a trying environment; investors have a great desire for income, and the unintended consequences of the Fed’s zero interest-rate policy are forcing them into riskier investments. That could mean buying securities or funds with longer maturities or lower credit quality. Add to this a market in which broker/dealer liquidity is at a premium. Interest rates are at multi-decade lows, even when adjusting for low levels of inflation. Credit spreads are narrow, back to 2007 levels, when AAA municipal bond insurers insured 50% of the new-issue municipal market. Overall, credit in the municipal market has recovered from the financial crisis, despite several high-profile bankruptcies.

We are taking less risk in your portfolio and concentrating on fundamental, bottom-up credit research. We believe the best way to manage this environment is to have a long-term investment horizon, to ready oneself for increased price volatility, and to let the Fund’s ladder structure do what it does best – provide a disciplined approach to reinvestment. As the equity market events of August 2015 highlighted, there is a place for bonds in a well-diversified portfolio, even when they are slightly overvalued.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director	Nicholos Venditti Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 9/5/97)
Without sales charge	1.87%	1.69%	3.21%	3.76%	4.06%
With sales charge	-0.17%	1.01%	2.80%	3.55%	3.94%
I Shares (Incep: 2/1/10)	2.19%	2.01%	3.54%	—	4.05%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.15%

SEC Yield	0.79%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.05%; I shares, 0.73%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above, the Annualized Distribution yield would have been 2.10%, and the SEC yield would have been 0.74%.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	77

Effective Duration	5.1 Yrs

Average Maturity	8.2 Yrs

Long Term Stability of Principal

Net Asset Value History of A Shares

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of New York GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (City Budget Financial Management; Insured: AGM)	AA/Aa2	$255,000	$263,055
City of New York GO, 5.00% due 8/1/2019 (City Budget Financial Management)	AA/Aa2	1,000,000	1,141,690
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	1,000,000	1,207,770
City of New York GO, 5.00% due 8/1/2025 (City Budget Financial Management)	AA/Aa2	400,000	431,016
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	1,000,000	1,152,080
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,168,600
Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	607,680
Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	574,464
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA/Aa2	1,000,000	1,119,980
Government of Guam, 5.375% due 12/1/2024 (Layon Solid Waste Disposal Facility)	BBB+/NR	1,000,000	1,109,250
Government of Guam, 5.00% due 11/15/2033 (Business Privelege Tax)	A/NR	2,000,000	2,212,480
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	558,430
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	557,630
Long Island Power Authority, 5.25% due 9/1/2029	A-/Baa1	645,000	782,037
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	898,339
Monroe County Industrial Development Corp., 5.00% due 1/15/2028 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	250,000	282,280
Monroe County Industrial Development Corp., 5.00% due 1/15/2029 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	300,000	335,793
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,062,680
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2021 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	275,000	329,750
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2028 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	400,000	478,920
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2031 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	1,000,000	1,174,870
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	885,600
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,121,210
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	AA-/A1	1,000,000	1,162,780
New York City Municipal Water Finance Authority, 5.00% due 6/15/2032 (Water and Sewer System)	AA+/Aa2	1,000,000	1,171,920
New York City Municipal Water Finance Authority, 0.01% due 6/15/2035 put 10/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	1,300,000	1,300,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2050 put 10/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	500,000	500,000
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA/Aa2	1,000,000	1,122,080
New York City Transitional Finance Authority, 5.00% due 11/1/2020 (City Capital Projects)	AAA/Aaa	1,000,000	1,004,240
New York City Transitional Finance Authority, 0.01% due 11/1/2022 put 10/1/2015 (City Capital Projects; SPA: Royal Bank of Canada) (daily demand notes)	AAA/Aa1	1,980,000	1,980,000
New York City Transitional Finance Authority, 0.01% due 11/1/2042 put 10/1/2015 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	800,000	800,000
New York City Trust for Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	197,547
New York Convention Center Development Corp., 5.00% due 11/15/2017 (Jacob K. Javits Convention Center; Insured: AMBAC)	NR/A1	1,000,000	1,005,520
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,097,550
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	400,000	434,256
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	620,718
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	1,000,000	1,069,140
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	1,000,000	1,065,320
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	775,000	873,906
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,175,000	1,351,015
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	325,000	363,019
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	AA-/A3	1,000,000	1,208,900
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,094,490
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	689,517
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,019,280
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,664,401
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,166,430
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,185,886
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa2	1,000,000	1,103,850
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	861,548
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	534,770
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	2,971,825

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 10/1/2028 (School District Financing Program; Insured: AGM)	AA/NR	$200,000	$235,016
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,143,020
New York State Dormitory Authority, 5.00% due 7/1/2034 (Pratt Institute)	NR/A3	1,000,000	1,127,460
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	1,000,000	1,002,820
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge Project)	A-/A3	2,000,000	2,260,980
New York State Thruway Authority, 5.00% due 4/1/2022 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,083,080
New York State Thruway Authority, 5.00% due 1/1/2028 (Multi-Year Highway and Bridge Capital Program)	A/A2	500,000	590,440
New York State Urban Development Corp., 5.25% due 1/1/2021	AA/NR	1,000,000	1,126,750
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,094,440
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (State University of New York Upstate Medical University)	A+/NR	1,000,000	1,141,620
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA/Aa3	1,000,000	1,080,700
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2029 (New York Local Government Assistance Corp.)	AAA/Aa1	250,000	300,520
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2030 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,193,150
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2031 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,186,060
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA/Aa2	2,150,000	2,474,198
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,150,880
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,538,916
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,194,890
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,179,260
Triborough Bridge & Tunnel Authority, 0.01% due 1/1/2033 put 10/1/2015 (MTA Bridges & Tunnels; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	AA-/Aa1	600,000	600,000
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	230,000	261,248
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	710,000	791,742
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,187,710
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,181,190
West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A2	1,300,000	1,575,651

TOTAL INVESTMENTS — 97.12% (Cost $73,481,956)			$77,777,253
OTHER ASSETS LESS LIABILITIES — 2.88%			2,309,952

NET ASSETS — 100.00%			$80,087,205

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

10    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2015

ASSETS
Investments at value (cost $73,481,956) (Note 2)	$77,777,253
Cash	718,942
Receivable for investments sold	680,000
Receivable for fund shares sold	31,095
Interest receivable	1,043,669
Prepaid expenses and other assets	518

Total Assets	80,251,477

LIABILITIES
Payable for fund shares redeemed	66,037
Payable to investment advisor and other affiliates (Note 3)	34,426
Accounts payable and accrued expenses	43,487
Dividends payable	20,322

Total Liabilities	164,272

NET ASSETS	$80,087,205

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	4,295,297
Accumulated net realized gain (loss)	(479,339)
Net capital paid in on shares of beneficial interest	76,288,094

$80,087,205

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($49,844,838 applicable to 3,781,416 shares of beneficial interest outstanding - Note 4)	$13.18
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.45

Class I Shares:
Net asset value, offering and redemption price per share ($30,242,367 applicable to 2,294,274 shares of beneficial interest outstanding - Note 4)	$13.18

See notes to financial statements.

Annual Report    11

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Interest income (net of premium amortized of $617,285)	$2,507,790

EXPENSES
Investment advisory fees (Note 3)	399,402
Administration fees (Note 3)
Class A Shares	64,998
Class I Shares	13,941
Distribution and Service fees (Note 3)
Class A Shares	129,996
Transfer agent fees
Class A Shares	36,911
Class I Shares	26,727
Registration and filing fees
Class I Shares	341
Custodian fees (Note 3)	25,842
Professional fees	46,373
Accounting fees (Note 3)	2,798
Trustee fees	3,042
Other expenses	10,196

Total Expenses	760,567
Less:
Expenses reimbursed by investment advisor (Note 3)	(64,064)
Fees paid indirectly (Note 3)	(259)

Net Expenses	696,244

Net Investment Income	1,811,546

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(51,436)
Net change in unrealized appreciation (depreciation) on investments	(179,372)

Net Realized and Unrealized Loss	(230,808)

Net Increase in Net Assets Resulting from Operations	$1,580,738

See notes to financial statements.

12    Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,811,546	$1,691,774
Net realized gain (loss) on investments	(51,436)	(249,977)
Net unrealized appreciation (depreciation) on investments	(179,372)	1,999,926

Net Increase (Decrease) in Net Assets Resulting from Operations	1,580,738	3,441,723

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,122,691)	(1,289,806)
Class I Shares	(688,855)	(401,968)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(4,324,129)	(1,094,618)
Class I Shares	6,419,536	16,446,386

Net Increase in Net Assets	1,864,599	17,101,717

NET ASSETS
Beginning of Year	78,222,606	61,120,889

End of Year	$80,087,205	$78,222,606

Distribution in excess of net investment income	$(16,847)	$(16,847)

See notes to financial statements.

Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2015

NOTE  1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York state, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

14    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$77,777,253	$—	$77,777,253	$—

Total Investments in Securities	$77,777,253	$—	$77,777,253	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Fund paid $2,798 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $208 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and service fees of $37,358 for Class A shares and $26,706 for Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $259.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had transactions of $3,500,019 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	419,229	$5,533,635	1,643,317	$21,214,647
Shares issued to shareholders in reinvestment of dividends	67,191	887,864	80,732	1,052,930
Shares repurchased	(813,285)	(10,745,628)	(1,797,961)	(23,362,195)

Net increase (decrease)	(326,865)	$(4,324,129)	(73,912)	$(1,094,618)

Class I Shares
Shares sold	858,058	$11,351,074	1,745,619	$22,738,797
Shares issued to shareholders in reinvestment of dividends	51,871	685,089	29,671	388,253
Shares repurchased	(425,508)	(5,616,627)	(511,478)	(6,680,664)

Net increase (decrease)	484,421	$6,419,536	1,263,812	$16,446,386

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $9,167,606 and $5,458,278, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$73,481,956

Gross unrealized appreciation on a tax basis	$4,313,326
Gross unrealized depreciation on a tax basis	(18,029)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,295,297

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $53,522. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $425,816, (of which $127,505 are short-term and $298,311 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2015, the Fund had $3,475 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income, and no undistributed tax basis capital gains.

Distributions from tax-exempt income paid by the Fund for the years ended September 30, 2015, and September 30, 2014, are excludable by shareholders from gross income for federal income tax purposes.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Tax exempt income	$1,811,546	$1,691,774
Ordinary income	—	—

Total	$1,811,546	$1,691,774

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

18    Annual Report

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Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2015(b)	$13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$13.18	2.16	0.98	0.98	1.05	1.87	7.72	$49,845
2014(b)	$12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$13.22	2.27	0.99	0.99	1.05	4.59	14.12	$54,301
2013(b)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54	0.99	0.99	1.05	(1.32)	11.31	$54,061
2012(b)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80	0.99	0.99	1.05	6.90	13.37	$55,862
2011(b)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26	0.99	0.99	1.07	4.20	26.39	$45,551
Class I Shares
2015	$13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$13.18	2.47	0.67	0.67	0.76	2.19	7.72	$30,242
2014	$12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$13.22	2.57	0.67	0.67	0.73	4.93	14.12	$23,922
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86	0.67	0.67	0.74	(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12	0.67	0.67	0.77	7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54	0.67	0.67	0.71	4.45	26.39	$3,514

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Annual Report	Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

22    Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$1,003.90	$4.88
Hypothetical*	$1,000.00	$1,020.20	$4.92
Class I Shares
Actual	$1,000.00	$1,005.40	$3.35
Hypothetical*	$1,000.00	$1,021.73	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    23

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26    Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Fund of $1,811,546 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Annual Report    27

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years were comparable to the returns of the index in six of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in eight of nine years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the third quartile of investment performance of the first of two fund categories for the one-year period ended with the second quarter of the current year, fell at the midpoint of performance for the three-year period, and fell in the second quartile of performance for the category in the five-year and ten-year periods. The data further showed that the Fund’s annualized investment returns fell in the third quartile of performance for the second fund category for the one-year period ended with the second quarter of the current year, fell in the second quartile of performance of the second fund category for the three-year period, and fell in the top quartile of performance of the category for the five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was slightly higher than the median and comparable to the average expense levels for the category. Peer group data showed that the Fund’s advisory fee level was higher than the median of the peer group and within the range of fee levels in the group, and showed that the total expense level for the representative share class fell above the median of the fund peer group and at the top of the range of levels for the group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund,

28     Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2015 (Unaudited)

and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30     Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    31

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH860

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg
Chairman of Trustees

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Reports

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Annual Reports | September 30, 2015

Limited Term U.S. Government Fund	NASDAQ Symbols	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853

Low Duration Income Fund
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Class I, R3, R4, R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Reports    3

LETTER TO SHAREHOLDERS

September 30, 2015 (Unaudited)

October 23, 2015

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Limited Term U.S. Government Fund, the Thornburg Limited Term Income Fund, and the Thornburg Low Duration Income Fund for the fiscal year ended September 30, 2015. The net asset value (NAV) of a Class A share of the Limited Term U.S. Government Fund decreased by one cent in the period to $13.26, and if you were invested for the entire period you received dividends of 22.4 cents per share. If you reinvested your dividends, you received 22.6 cents per share. The NAV of a Class A share of the Limited Term Income Fund decreased seventeen cents in the period to $13.32. If you were invested for the entire period, you received dividends of 27.0 cents per share. If you reinvested your dividends, you received 27.2 cents per share. The NAV of a Class A share of the Low Duration Income Fund remained flat in the period, and if you were invested for the entire period you received dividends of 8.36 cents per share. If you reinvested your dividends, you received 8.38 cents per share. Dividends per share varied for other share classes to account for varying class-specific expenses.

Combining income and change in price, Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 1.62% (without sales charge) over the 12-month period. The Barclays Intermediate Government Bond Index produced a total return of 3.00% over the same period. The average return for the Lipper Short-Intermediate U.S. Government category was 1.38%. Class A shares of the Thornburg Limited Term Income Fund produced a total return of 1.27% (without sales charge) over the year ended September 30, 2015. The Barclays Intermediate Government/Credit Bond Index produced a 2.68% total return over the same time period. The average return for the Lipper Short-Intermediate Investment-Grade Debt category was 1.00%. Class A shares of the Thornburg Low Duration Income Fund produced a total return of 0.68% (without sales charge) over the year ended September 30, 2015. The Barclays U.S. Aggregate Bond 1-3 Year Index produced a 1.21% total return over the same time period. The average return for the Lipper Short Investment-Grade Debt category was 0.45%. The indices reflect no deduction for fees, expenses, or taxes.

From the end of its quantitative easing program (QE) in December 2014 to its decision to keep rates unchanged at 0% to 0.25% in September 2015, the Federal Reserve Board (the Fed) and its Federal Open Market Committee dominated the headlines and drove much of the activity in fixed income markets over the past year. Chairwoman Yellen and many Fed governors spoke many times throughout the year about rate decisions being “data dependent” without being particularly clear as to which data they were referencing. Unemployment continues to fall, and inflation, while below its target rate of 2%, is solidly positive. The overall U.S. economy continues to grow despite the occasional slow patch. A historically low federal funds rate is probably still prudent, but an essentially zero rate seems incongruous. The Fed may have missed the “ideal” window to raise rates and perhaps now fears what might happen to financial markets and the real economy if it were to withdraw the unprecedented monetary stimulus. From our perspective, it is hard to believe that seven years of near 0% interest rates have not distorted monetary/capital flows, asset prices, and the real economy in meaningfully, and potentially dangerous, ways. Raising rates above 0% sooner than later seems appropriate. Also, while some temporary pain would likely accompany a rate hike, it might give us all more interesting investment opportunities for more income from our portfolios.

Of course, the Fed and its activity, or lack thereof, was not the only influence on the portfolios this past year. The European Central Bank started its own QE program, and central banks in other countries such as China and Japan continued to intervene in their markets in an attempt to stimulate their economies. These actions caused interest rates around the developed world to fall or remain low, which made U.S. interest rates relatively attractive. As such, while Fed talk of potential rate hikes caused the U.S. Treasury two-year rate to rise slightly from 0.57% on September 30, 2014, to 0.63% on September 30, 2015, foreign buying, among other reasons, caused the U.S. Treasury five-year rate to fall from 1.76% to 1.36% and the U.S. Treasury 10-year rate to fall from 2.49% to 2.04% over the same period. We had kept the Funds’ durations short relative to a more neutral position, which meant they didn’t fully participate in the rally. And yet, because we continued to employ a maturity ladder in each Fund, the Funds did benefit to varying degrees.

Commodity price volatility and the substantial supply of new debt, particularly corporate debt, also impacted the market. Commodity prices, especially oil prices, declined significantly in the fourth quarter of 2014, bounced a bit higher in spring 2015, and fell again in the third quarter of 2015. After several years of massive capital spending to increase the supply of various metals and oil, specifically U.S. shale oil, the market began to fear the world was becoming oversupplied given that Chinese growth, and thus aggregate demand, was slowing. Investors as a result began to demand more compensation to own commodity company bonds. Credit spreads overall

4    Annual Reports

LETTER TO SHAREHOLDERS,

CONTINUED September 30, 2015 (Unaudited)

increased a bit in sympathy, but it wasn’t until this generalized fear over risk assets met with a wave of new debt issuance that credit spreads moved substantially wider. From September 2014 to March 2015, the Barclays U.S. Corporate Bond Index option adjusted spread (OAS) increased from 112 basis points (bps) to 129 bps and then increased to 169 bps in September 2015. The metals sector OAS moved the most, increasing from 172 bps to 394 bps over the past 12 months.

Both the Limited Term Income Fund and the Low Duration Income Fund have sizable allocations to corporate bonds, and while we had increased the quality of the portfolios coming into the year and throughout the first half, this exposure had a negative impact on the Funds’ performance relative to the benchmark. However, as we have said in the past, when we believe fixed income investors are well compensated for assuming additional risk, we will position each portfolio to seek additional return. The higher spreads created some opportunities for both the Limited Term Income Fund and the Low Duration Income Fund to add a bit of additional credit risk at attractive levels. That said, with benchmark U.S. Treasuries still at such low rates, the market is not exceedingly cheap. We will remain patient and continue to be highly selective in the current environment.

As we look forward, we are cautious about the impact Fed action may have on financial markets. We are hopeful that the normalization of rates will cause minimal market disruption; however, as stewards of your capital, we have felt it prudent to take the necessary precautions in Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund to prepare for a potentially more volatile period ahead. Given the Funds’ lower durations and laddered portfolio structure, investors could benefit from a gradual return to higher rates. All three Funds now hold a higher cash and cash-equivalents balance, which we view as defensive as well as opportunistic. This capital can buffer market liquidity events and/or be deployed in periods of rising volatility to acquire quality assets at attractive prices.

While the timing of the normalization of Federal Reserve policy remains highly difficult to predict, an eventual rise in the yield curve and global economic uncertainties make significant price increases in high-quality fixed income unlikely. Furthermore, volatility is likely to remain elevated across asset classes, high-quality fixed income included. We have taken many measures to help shield investors from this volatility, but the Funds are likely to be affected. Nevertheless, we believe your Funds are well positioned to achieve their longer-term goals of price stability and a reasonably attractive income stream, no matter what environment we may be entering. For investors with an appropriate medium-term investment horizon, we believe the Funds remain appropriate vehicles for investors seeking core bond investments.

Thank you very much for investing in the Funds.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Reports    5

PERFORMANCE SUMMARY

September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
LIMITED TERM U.S. GOVERNMENT FUND
A Shares (Incep: 11/16/87)
Without sales charge	1.62%	0.50%	1.29%	3.18%	5.13%
With sales charge	0.11%	0.00%	0.99%	3.03%	5.07%
B Shares (Incep: 11/1/02)
Without sales charge	0.35%	-0.87%	-0.08%	2.09%	2.13%
With sales charge	-4.65%	-2.02%	-0.47%	2.09%	2.13%
C Shares (Incep: 9/1/94)
Without sales charge	1.34%	0.24%	1.00%	2.89%	4.04%
With sales charge	0.84%	0.24%	1.00%	2.89%	4.04%
I Shares (Incep: 7/5/96)	1.93%	0.82%	1.61%	3.50%	4.54%
R3 Shares (Incep: 7/1/03)	1.55%	0.43%	1.20%	3.11%	2.71%
R4 Shares (Incep: 2/1/14)	1.55%	—	—	—	1.41%
R5 Shares (Incep: 5/1/12)	1.95%	0.80%	—	—	1.05%
LIMITED TERM INCOME FUND
A Shares (Incep: 10/1/92)
Without sales charge	1.27%	1.85%	3.14%	4.49%	5.21%
With sales charge	-0.28%	1.34%	2.83%	4.33%	5.14%
C Shares (Incep: 9/1/94)
Without sales charge	1.04%	1.62%	2.90%	4.24%	4.91%
With sales charge	0.55%	1.62%	2.90%	4.24%	4.91%
I Shares (Incep: 7/5/96)	1.71%	2.21%	3.52%	4.85%	5.45%
R3 Shares (Incep: 7/1/03)	1.16%	1.74%	3.06%	4.45%	3.96%
R4 Shares (Incep: 2/1/14)	1.24%	—	—	—	1.86%
R5 Shares (Incep: 5/1/12)	1.50%	2.09%	—	—	2.77%
LOW DURATION INCOME FUND
A Shares (Incep: 12/30/13)
Without sales charge	0.68%	—	—	—	1.14%
With sales charge	-0.85%	—	—	—	0.26%
I Shares (Incep: 12/30/13)	0.80%	—	—	—	1.30%

30-Day Yields

(with sales charge)

Thornburg Limited Term U.S. Government Fund, A Shares

Annualized Distribution Yield	1.51%

SEC Yield	0.92%

Thornburg Limited Term Income Fund, A Shares

Annualized Distribution Yield	1.99%

SEC Yield	1.52%

Thornburg Low Duration Income Fund, A Shares

Annualized Distribution Yield	0.68%

SEC Yield	0.59%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, and Class R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: Limited Term U.S. Government Fund A shares, 0.93%; B shares, 3.60%; C shares, 1.19%; I shares, 0.61%; R3 shares, 1.31%; R4 shares, 1.13%; R5 shares 2.87%; Limited Term Income Fund A shares, 0.89%; C shares, 1.11%; I shares, 0.54%; R3 shares, 1.12%; R4 shares, 1.17%; R5 shares 0.72%; and Low Duration Income Fund A shares, 3.14%; I shares, 3.19%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund B shares, 2.50%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50% For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above, the Annualized Distribution yield for Low Duration Income Fund would have been negative 1.08%, and the SEC yield would have been negative 1.17%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

6    Annual Reports

Glossary

September 30, 2015 (Unaudited)

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays U.S. Aggregate Bond 1-3 Year Index – Composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Barclays U.S. Corporate Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Lipper Short-Intermediate U.S. Government Funds – Funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate Investment-Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

OAS (Option Adjusted Spread) – The flat spread over the treasury yield curve required to discount a security payment to match its market price.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Annual Reports    7

FUND SUMMARY

Thornburg Limited Term U.S. Government Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.

Long Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	140

Effective Duration	2.5 Yrs

Average Maturity	3.3 Yrs

Types of Holdings

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Reports

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2015

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 20.45%
United States Treasury Notes, 1.375%, 11/30/2015	$2,500,000	$2,505,359
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,020,781
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,195,825
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,225,430
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,614,502
United States Treasury Notes, 2.625%, 1/31/2018	6,700,000	6,986,517
United States Treasury Notes, 1.125%, 6/15/2018	4,000,000	4,027,305
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,098,545
United States Treasury Notes, 1.375%, 2/29/2020	2,500,000	2,511,524
United States Treasury Notes, 1.625%, 6/30/2020	4,000,000	4,050,820
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	6,012,100	5,994,427
United States Treasury Notes Inflationary Index, 0.125%, 4/15/2020	6,868,734	6,827,109
United States Treasury Notes Inflationary Index, 0.125%, 7/15/2022	5,188,950	5,062,709
United States Treasury Notes Inflationary Index, 0.375%, 7/15/2025	4,025,480	3,921,439

TOTAL U.S. TREASURY SECURITIES (Cost $57,252,095)		58,042,292

U.S. GOVERNMENT AGENCIES — 17.98%
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,269,877
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,311,553
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	658,444	669,176
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	1,697,226	1,879,235
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	2,325,000	2,322,105
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46%, 12/15/2025	2,500,000	2,539,468
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45%, 9/15/2017	3,000,000	3,264,276
[a] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512%, 1/15/2026	3,500,000	3,562,380
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	1,235,298	1,351,596
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	727,468	796,470
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	464,089	507,319
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	491,197	528,066
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	395,022	430,973
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	990,333	1,100,543
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	554,147	624,359
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	1,764,455	1,985,543
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,116,567	1,253,344
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	2,749,787	3,114,486
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	2,744,321	2,939,807
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	3,015,092	3,107,285
Small Business Administration Participation Certificates, Series 2015-20G Class 1, 2.88%, 7/1/2035	2,500,000	2,540,584
Small Business Administration Participation Certificates, Series 2015-20I Class 1, 2.82%, 9/1/2035	2,750,000	2,776,271
[b,c] U.S. Department of Transportation, 5.594%, 12/7/2021	1,943,121	2,108,287
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,255,170	2,246,264
[a] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 0.756%, 6/26/2024	2,850,773	2,815,210

TOTAL U.S. GOVERNMENT AGENCIES (Cost $49,397,710)		51,044,477

MORTGAGE BACKED — 48.22%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	177,643	193,655
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	43,859	45,050
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	184,184	190,497
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	187,637	193,025
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	147,605	152,947
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	675,800	700,380
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	363,869	376,843
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	82,826	85,813
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	381,678	389,513
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	186,616	194,092
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	50,032	51,774
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	678,351	698,749
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	1,221,713	1,288,633
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	185,052	188,300
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	807,504	842,480
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	642,674	696,248
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	2,072,367	2,299,171
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	1,486,684	1,504,306

Annual Reports    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2015

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	$2,602,601	$2,783,154
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	2,825,436	2,802,359
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	3,334,470	3,303,526
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	3,445,805	3,478,069
Federal Home Loan Mtg Corp., CMO Series K018 Class A1, 1.781%, 10/25/2020	1,751,727	1,778,261
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	3,326,473	3,464,774
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	1,852,105	1,929,057
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604%, 10/25/2023	5,610,163	5,849,051
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683%, 12/25/2023	2,535,819	2,652,871
Federal Home Loan Mtg Corp., CMO Series K042 Class A1, 2.267%, 6/25/2024	2,322,076	2,384,891
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,051,509
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413%, 1/25/2021	1,841,853	1,903,219
Federal Home Loan Mtg Corp., CMO Series KP02 Class A2, 2.355%, 4/25/2021	3,000,000	3,057,680
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	2,727,186	2,852,680
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	188,002	198,357
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	65	65
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	1,716,314	1,817,215
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	361,331	374,020
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	385,702	401,245
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	106,901	111,825
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	698,752	756,634
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	706,817	752,181
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	1,164,490	1,235,360
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	1,195,160	1,263,975
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,270,367	2,429,260
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	21,729	23,788
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	120,971	125,375
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	322,876	335,392
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	42,424	42,560
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	138,412	143,452
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.236%, 3/25/2039	484,122	435,097
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	80,028	81,848
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	333,182	346,679
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	172,605	179,006
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	243,320	252,798
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	66,619	66,607
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,069,913	2,149,493
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,314,061	2,401,199
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	1,933,989	1,968,583
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	2,213,059	2,189,565
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	2,846,926	3,050,062
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	2,881,023	3,063,550
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	5,147,353	5,217,489
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,609,383	1,689,504
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	2,925,071	3,129,954
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	1,017	1,064
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	5,555	5,790
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	31,324	34,847
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	69,488	78,991
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	13,586	15,536
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	2,776	2,963
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	225,522	236,181
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	260,420	275,984
Federal National Mtg Assoc., Pool 895572, 2.566%, 6/1/2036	332,111	354,742
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	420,598	436,255
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	688,545	731,418
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	1,329,957	1,371,206
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	1,068,018	1,140,527
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	2,787,815	2,961,509
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	2,630,268	2,747,602
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	286,436	299,975
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	205,478	213,127
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	172,268	178,681
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	434,799	455,350
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	5,386,313	5,633,957
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	2,868,068	2,896,300

10    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2015

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	$3,336,808	$3,491,917
Federal National Mtg Assoc., Pool MA2322, 2.50%, 7/1/2025	2,422,077	2,496,442
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	740,416	747,871
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	629,457	687,209
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	1,023	1,045
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	185,617	195,450
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	775,539	811,963
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	3,837,786	4,102,278
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	2,912,089	3,154,267
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,858,927	5,448,757
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	4,948,513	5,149,620
Government National Mtg Assoc., Pool 894205, 3.00%, 8/20/2039	800,948	830,075
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	2,036,158	2,104,032

TOTAL MORTGAGE BACKED (Cost $135,341,350)		136,907,646

SHORT TERM INVESTMENTS — 9.51%
Bank of New York Tri-Party Repurchase Agreement 0.17% dated 9/30/2015 due 10/1/2015, repurchase price $12,000,057 collateralized by 18 U.S. Government debt securities, having an average coupon of 3.14%, a minimum credit rating of BBB-, maturity dates from 4/25/2022 to 7/20/2042, and having an aggregate market value of $12,212,086 at 9/30/2015	12,000,000	12,000,000
Federal Home Loan Discount Note, 0.01%, 10/14/2015	5,000,000	5,000,000
United States Treasury Bill, 0.01%, 10/1/2015	5,000,000	5,000,000
United States Treasury Bill, 0.01%, 10/8/2015	5,000,000	4,999,984

TOTAL SHORT TERM INVESTMENTS (Cost $26,999,984)		26,999,984

TOTAL INVESTMENTS — 96.16% (Cost $268,991,139)		$272,994,399
OTHER ASSETS LESS LIABILITIES — 3.84%		10,909,340

NET ASSETS — 100.00%		$283,903,739

Footnote Legend

a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the aggregate value of these securities in the Fund’s portfolio was $2,108,287, representing 0.74% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Annual Reports    11

FUND SUMMARY

Thornburg Limited Term Income Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	531

Effective Duration	3.0 Yrs

Average Maturity	3.9 Yrs

Security Credit Ratings

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

12    Annual Reports

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.95%
United States Treasury Notes, 5.125% due 5/15/2016	NR/Aaa	$1,000,000	$1,030,366
United States Treasury Notes, 4.875% due 8/15/2016	NR/Aaa	2,000,000	2,078,330
United States Treasury Notes, 3.00% due 2/28/2017	NR/Aaa	2,000,000	2,070,615
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	14,900,000	14,973,337
United States Treasury Notes, 1.625% due 3/31/2019	NR/Aaa	15,000,000	15,277,002
United States Treasury Notes, 1.50% due 5/31/2019	NR/Aaa	10,000,000	10,133,594
United States Treasury Notes, 1.125% due 12/31/2019	NR/Aaa	14,900,000	14,814,587
United States Treasury Notes, 1.375% due 5/31/2020	NR/Aaa	5,000,000	5,009,326
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/NR	9,740,558	9,681,529

TOTAL U.S. TREASURY SECURITIES (Cost $73,842,202)			75,068,686

U.S. GOVERNMENT AGENCIES — 7.31%
[a] Agribank FCB, 9.125% due 7/15/2019	A-/A2	14,185,000	17,522,390
Alex Alpha, LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	3,913,043	3,860,667
Altitude Investments 12, LLC, (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	NR/NR	6,113,708	6,212,182
[a] CoBank ACB Floating Rate Note (Farm Credit Banks), 0.937% due 6/15/2022	A-/NR	27,800,000	26,255,766
[b] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	12,093,263	11,917,257
DY8 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	NR/NR	4,591,146	4,706,632
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	5,405,560	5,452,783
[b] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	8,967,643	9,045,473
Helios Leasing I, LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	4,609,250	4,521,356
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	3,010,000	3,010,027
[b] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	9,244,390	9,151,946
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	905,360	920,117
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	4,500,000	4,494,398
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46% due 12/15/2025	NR/NR	7,500,000	7,618,402
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45% due 9/15/2017	A/Aaa	3,000,000	3,264,276
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 3.55% due 1/15/2024	A/Aaa	10,000,000	10,764,090
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512% due 1/15/2026	NR/NR	6,500,000	6,615,850
Sandalwood 2013, LLC, (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	NR/NR	6,222,520	6,434,696
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	4,597,039	4,548,567
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	12,601,903	12,315,563
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	430,650	463,307
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	1,652,090	1,847,423
Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	1,339,159	1,450,157
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	7,984,141	8,570,278
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	10,680,206	11,454,294
Small Business Administration Participation Certificates, Series 2011-20F Class 1, 3.67% due 6/1/2031	NR/NR	1,752,468	1,878,512
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	10,977,284	11,759,228
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	14,888,661	15,317,368
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	11,736,247	12,095,107
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	12,027,873	12,399,880
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	9,222,762	9,196,310
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	5,556,782	5,533,544
Southaven Combined Cycle Generation, LLC (Tennessee Valley Authority), 3.846% due 8/15/2033	AA-/Aaa	5,693,122	5,869,671
[a,c] U.S. Department of Transportation, 5.594% due 12/7/2021	NR/NR	1,781,195	1,932,596
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,367,500
Union 13 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	11,808,416	11,629,117
[b] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 0.756% due 6/26/2024	NR/NR	7,887,138	7,788,746

TOTAL U.S. GOVERNMENT AGENCIES (Cost $278,843,358)			281,185,476

OTHER GOVERNMENT — 2.62%
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	8,844,050	8,849,914
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	12,418,570	12,760,056
[b] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	10,900,000	11,006,351
[a,b] Eurasian Development Bank, 5.00% due 9/26/2020	BBB/Baa1	8,000,000	7,904,080
[a,b] Government of Bermuda, 5.603% due 7/20/2020	A+/A1	3,000,000	3,315,000
[a,b] Government of Bermuda, 4.138% due 1/3/2023	A+/A1	4,000,000	3,985,500
[a,b] Khadrawy Ltd., (Guaranty: Export Credit Guarantee Department), 2.471% due 3/31/2025	NR/NR	5,901,425	5,864,246
[a,b] Korea National Oil Corp., 2.75% due 1/23/2019	AA-/Aa3	5,000,000	5,066,255
[b] North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	17,099,925
[a,b] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.539% due 9/11/2019	NR/NR	17,840,000	17,816,041

Annual Reports    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	$4,000,000	$4,110,000
[a,b] Turks and Caicos Islands, 3.20% due 2/22/2016	AAA/NR	2,930,000	2,953,000

TOTAL OTHER GOVERNMENT (Cost $99,609,856)			100,730,368

MORTGAGE BACKED — 4.51%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.805% due 6/25/2020	NR/NR	37,057,538	2,157,846
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.904% due 5/25/2019	NR/NR	48,455,337	2,624,467
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	108,213	111,957
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	715,111	741,697
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	171,994	177,306
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	966,942	1,028,256
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	50,032	51,774
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	814,021	838,498
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	1,437,424	1,598,943
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	1,628,951	1,718,178
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	161,765	169,364
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	277,578	282,450
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	4,454,927	4,878,468
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	2,230,026	2,256,459
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	2,973,552	3,179,838
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,130,359	3,323,569
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	8,476,308	8,407,078
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	4,329,838	4,289,656
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604% due 10/25/2023	NR/NR	13,090,380	13,647,786
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683% due 12/25/2023	NR/NR	6,598,785	6,903,381
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 1/25/2021	NR/Aaa	5,663,697	5,852,400
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	5,745,354	6,083,118
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	2,713,734	2,838,503
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	8,698,248	9,448,585
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,284,612	2,444,502
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	325,371	337,983
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	141,484	146,263
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	401,598	430,546
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	575,695	623,931
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.236% due 3/25/2039	NR/NR	806,869	725,162
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	186,732	190,978
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	777,342	806,769
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	555,303	577,798
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	36,693	36,970
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	431,513	447,515
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,050,594	2,129,431
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,277,471	1,357,104
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	841,598	844,612
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	11,650,347	12,219,371
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	2,668,396	2,855,301
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	100,432	104,171
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	681,686	735,256
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	7,240,567	7,465,137
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	3,668,889	3,832,555
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	9,209,289	9,494,920
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	10,862,806	10,969,736
Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	9,994,043	10,458,610
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	561,951	604,162
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	NR/NR	2,093,955	2,192,300
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	NR/NR	5,595,317	5,980,935
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	NR/NR	3,262,549	3,545,370
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	NR/NR	4,576,139	4,956,705
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	2,161,365	2,242,439
Government National Mtg Assoc., Pool 827148, 1.75% due 2/20/2024	NR/NR	21,470	21,940
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	NR/NR	2,056,725	2,125,285

TOTAL MORTGAGE BACKED (Cost $171,478,328)			173,513,334

14    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ASSET BACKED SECURITIES — 20.29%
ADVANCE RECEIVABLES — 1.49%
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A2, 1.495% due 1/16/2046	AAA/NR	$5,000,000	$4,998,438
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A3, 2.289% due 1/15/2048	AAA/NR	10,000,000	9,941,000
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	10,500,000	10,519,687
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	19,900,000	19,943,531
[a] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	11,900,000	11,955,781

			57,358,437

AUTO RECEIVABLES — 3.78%
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	10,200,000	10,264,342
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	NR/Aaa	6,000,000	6,079,324
[a] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	1,549,126	1,550,724
Ford Credit Auto Lease Trust, Series 2015-A Class A3, 1.13% due 6/15/2018	AAA/Aaa	15,325,000	15,353,734
Ford Credit Auto Owner Trust, Series 2013-C Class A4, 1.25% due 10/15/2018	AAA/NR	1,200,000	1,204,050
[a] Ford Credit Auto Owner Trust, Series 2014-2 Class A, 2.31% due 4/15/2026	NR/Aaa	18,000,000	18,298,739
[a] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	9,900,000	9,939,559
[a] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	13,400,000	13,535,562
[a] Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	10,000,000	9,979,277
[a,d] Hertz Vehicle Financing, LLC, Series 2015-2A Class A, 2.02% due 9/25/2019	NR/NR	15,000,000	14,996,805
[a,c] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AA+/Aaa	9,900,000	9,949,500
[a,c] OSCAR US Funding Trust, Series 2015-1A Class A2A, 1.30% due 2/15/2018	AA+/Aaa	15,000,000	15,015,000
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AAA/Aaa	6,766,488	6,772,332
Santander Drive Auto Receivables Trust, Series 2013-4 Class B, 2.16% due 1/15/2020	AAA/Aaa	4,000,000	4,017,543
World Omni Auto Receivables Trust, Series 2014-B Class A4, 1.68% due 12/15/2020	AAA/NR	8,400,000	8,477,724

			145,434,215

COMMERCIAL MTG TRUST — 4.74%
[a] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	14,893,068	15,181,619
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,015,558
[a] Banc of America Merrill Lynch Large Loan, Inc., Series 2015-200P Class A, 3.218% due 4/14/2033	AAA/NR	5,000,000	5,097,079
[a] Bayview Commercial Asset Trust, Series 2004-3 Class A2 Floating Rate Note, 0.614% due 1/25/2035	NR/Aa2	3,398,052	3,132,754
[a] BHMS Mtg Trust, Series 2014-ATLS Class AFL Floating Rate Note, 1.704% due 7/5/2033	NR/NR	10,000,000	9,973,826
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,261,529
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.65% due 3/25/2034	CCC/Caa2	249,484	203,116
[a] COMM Mtg Trust, Series 2012-MVP Class A Floating Rate Note, 2.146% due 11/17/2026	AAA/NR	5,269,721	5,294,658
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	8,184	8,168
[a] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	2,986,933	3,000,572
[a] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.557% due 7/12/2044	NR/Aaa	5,739,924	5,821,480
[a] Extended Stay America Trust, Series 2013-ESH7 Class B7, 3.604% due 12/5/2031	AA/NR	11,380,000	11,698,201
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.794% due 10/25/2044	NR/Aaa	4,000,000	4,025,656
[a] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 3.194% due 12/25/2045	NR/Baa3	2,040,599	2,074,240
[a] GAHR Commercial Mtg Trust, Series 2015-NRF Class BFX, 3.495% due 12/15/2019	AA-/NR	19,900,000	20,160,658
[a] Hilton USA Trust, Series 2013-HLT Class BFX, 3.367% due 11/5/2030	AA-/Aa3	18,500,000	18,608,443
[a] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.107% due 4/15/2027	AAA/NR	19,900,000	19,783,581
[a] Madison Avenue Trust, Series 2013-650M Class A, 3.843% due 10/12/2032	NR/Aaa	6,000,000	6,467,745
[a] Madison Avenue Trust, Series 2015-11MD Class A, 3.555% due 9/10/2035	AAA/NR	12,000,000	12,433,784
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.989% due 8/12/2045	NR/Aaa	2,428,501	2,547,578
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	AAA/NR	15,000,000	15,270,759
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	5,240,098	5,241,826

			182,302,830

CREDIT CARD — 0.84%
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	14,613,000	14,717,631
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60% due 4/15/2021	AAA/NR	7,400,000	7,429,503
[a,b] Turquoise Card Backed Securities plc, Series 2012-1A Class A Floating Rate Note, 1.007% due 6/17/2019	NR/Aaa	10,000,000	10,020,520

			32,167,654

OTHER ASSET BACKED — 7.44%
[a] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96% due 3/15/2063	NR/Aaa	18,581,822	19,746,572
[a,c] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	4,091,493	4,095,585
Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	AAA/Aaa	12,720,508	12,867,608
[a,e] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aa3	5,920,000	5,977,393
[a] CLI Funding V, LLC, Series 2014-2A Class A, 3.38% due 10/18/2029	A/NR	9,083,333	9,214,960
[a,b] Cronos Containers Program Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	A+/NR	7,583,333	7,646,942
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/ Baa1	12,435,638	12,852,066
Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	AAA/Aa1	15,000,000	15,302,887

Annual Reports     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	NR/NR	$6,426,506	$6,504,279
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 0.966% due 4/22/2019	NR/Aaa	14,900,000	14,899,452
[a] GTP Cellular Sites, LLC, 3.721% due 3/15/2042	NR/NR	14,791,196	14,915,472
[a] HERO Funding Trust, Series 2015-1A Class A, 3.84% due 9/21/2040	NR/NR	19,057,596	19,087,869
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 0.944% due 10/25/2019	NR/Aaa	17,730,000	17,658,305
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2015-1 Class A Floating Rate Note, 1.594% due 6/25/2020	NR/Aaa	15,259,000	15,330,224
[a] Navitas Equipment Receivables, LLC, Series 2015-1 Class A2, 2.12% due 11/15/2018	NR/A3	11,500,000	11,524,739
Northwest Airlines, Inc., 7.027% due 5/1/2021	A/A3	4,163,063	4,641,815
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.109% due 12/1/2037	A/Baa1	2,938,250	2,710,536
[a] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 0.827% due 4/15/2020	AAA/Aaa	7,400,000	7,348,068
[a] PFS Financing Corp., Series 2013-AA Class A Floating Rate Note, 0.757% due 2/15/2018	AAA/Aaa	9,345,000	9,342,879
[a] PFS Financing Corp., Series 2014-BA Class A Floating Rate Note, 0.807% due 10/15/2019	AAA/Aaa	6,000,000	5,963,968
[a,c] PFS Tax Lien Trust, Series 2014-1, 1.44% due 4/15/2016	AAA/NR	2,630,018	2,630,018
[a] SBA Tower Trust, Series 2010-2 Class C, 5.101% due 4/15/2042	NR/A2	7,671,000	7,846,497
[a] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	1,548,000	1,571,638
[a] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	17,900,000	17,957,101
[a] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	1,739,286	1,758,984
[a] Sierra Receivables Funding Co., LLC, Series 2012-2A Class A, 2.05% due 6/20/2031	A/NR	3,388,982	3,386,333
[a] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	7,393,931	7,392,700
[a] Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	8,130,583	8,210,755
[a] Sonic Capital, LLC, Series 2011-1A Class A2, 5.438% due 5/20/2041	BBB/Baa2	4,346,800	4,569,573
[a] Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	A+/NR	13,000,000	13,111,800

			286,067,018

RESIDENTIAL MTG TRUST — 0.73%
Banc of America Mtg Securities, Inc., Series 2004-4 Class 1A2, 5.50% due 5/25/2034	A+/NR	8,876	8,846
[a] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AA/NR	5,603,213	5,794,341
Countrywide Home Loan, Series 2004-HYB2 Class 1A, 2.616% due 7/20/2034	A/B1	354,256	356,358
[a,c] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	4,124,634	4,083,388
Merrill Lynch Mtg Investors Trust, Series 2003-E Class B3, 2.444% due 10/25/2028	CCC/Ca	966,621	277,784
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.56% due 8/25/2034	CCC/NR	708,319	658,049
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.404% due 12/25/2035	AA+/A2	719,340	713,325
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	BB+/A1	2,592,304	2,689,343
Residential Asset Mtg Products, Inc., Series 2003-SL1 Class A31, 7.125% due 4/25/2031	AA+/NR	1,521,575	1,612,034
[a] Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	AAA/NR	8,646,849	8,975,456
Structured Asset Securities Corp., Series 2003-9A Class 2A2, 2.392% due 3/25/2033	AA+/Ba1	1,866,559	1,821,874
Structured Asset Securities Corp., Series 2004-3 Class 3A1, 5.50% due 3/25/2019	A+/Ba2	372,470	375,188
Washington Mutual Mtg, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	A+/NR	339,927	339,207
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.622% due 2/25/2035	D/C	514,709	195,300

			27,900,493

STUDENT LOAN — 1.27%
Navient Student Loan Trust, Series 2014-1 Class A3 Floating Rate Note, 0.705% due 6/25/2031	NR/Aaa	6,750,000	6,630,438
[a] Navient Student Loan Trust, Series 2015-AA Class A2B Floating Rate Note, 1.407% due 12/15/2028	NR/Aaa	7,000,000	6,992,936
[a] Nelnet Student Loan Trust, Series 2013-1A Class A Floating Rate Note, 0.794% due 6/25/2041	NR/Aaa	10,432,700	10,225,243
[a] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.744% due 5/25/2027	AA+/NR	3,935,022	3,955,554
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 0.727% due 9/15/2020	A-/Aaa	1,396,963	1,385,813
[a] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 2.707% due 1/15/2043	AAA/Aaa	13,650,000	14,386,479
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,287,487

			48,863,950

TOTAL ASSET BACKED SECURITIES (Cost $777,172,217)			780,094,597

CORPORATE BONDS — 47.83%
AUTOMOBILES & COMPONENTS — 1.67%
Automobiles — 1.67%
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	5,000,000	5,091,365
[a] Daimler Finance North America, LLC, 3.875% due 9/15/2021	A-/A3	5,000,000	5,057,245
[a] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A-/A3	9,850,000	9,628,818
[a] Daimler Finance North America, LLC, 1.25% due 1/11/2016	A-/A3	7,000,000	7,007,973
[a] Daimler Finance North America, LLC, 1.60% due 8/3/2017	A-/A3	3,000,000	2,981,421
[a] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	4,950,000	4,928,789
[a,b] Hyundai Capital Services, Inc. Floating Rate Note, 1.14% due 3/18/2017	A-/Baa1	5,000,000	4,988,260
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	14,900,000	15,069,458
[a] Volkswagen Group of America, Inc., 1.65% due 5/22/2018	A/A2	10,000,000	9,485,370

			64,238,699

16    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
BANKS — 4.04%
Banks — 4.04%
[a,b] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Baa3	$7,000,000	$5,530,000
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,047,500
[a,b] Banco Santander Chile Floating Rate Note, 2.209% due 6/7/2018	A/Aa3	21,000,000	21,157,500
Bank of America Corp. Floating Rate Note, 0.782% due 6/5/2017	A/A1	7,000,000	6,982,129
Bank of America Corp. Floating Rate Note, 1.329% due 1/15/2019	A-/Baa1	4,225,000	4,257,414
Bank of America Corp. Floating Rate Note, 1.154% due 4/1/2019	A-/Baa1	8,000,000	8,005,464
[a,b] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,107,000
Citigroup, Inc., 2.50% due 7/29/2019	A-/Baa1	2,925,000	2,943,492
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/Aa3	10,000,000	10,259,320
First Tennessee Bank, 2.95% due 12/1/2019	BBB-/Baa3	7,000,000	7,075,341
Manufacturers & Traders Trust Co., 2.30% due 1/30/2019	A/A2	10,000,000	10,075,950
[a,b] Mizuho Bank Ltd., 2.45% due 4/16/2019	A/A1	7,000,000	7,047,551
National City Bank Floating Rate Note, 0.702% due 6/7/2017	A-/A3	4,000,000	3,977,316
[b] Royal Bank of Scotland Group plc, 9.50% due 3/16/2022	BB+/NR	12,000,000	13,078,668
[a,b] Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	10,640,000	9,017,400
[a] Sovereign Bank, 12.18% due 6/30/2020	BBB/A3	2,945,211	3,931,857
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A-/Aa3	4,900,000	4,964,102
[b] Sumitomo Mitsui Banking Corp. Floating Rate Note, 1.034% due 7/23/2018	A/A1	14,700,000	14,675,451
U.S. Bank National Association, 2.125% due 10/28/2019	AA-/A1	9,600,000	9,671,184
Wells Fargo Bank N.A., 0.531% due 5/16/2016	A+/Aa3	4,629,000	4,624,107

			155,428,746

CAPITAL GOODS — 1.52%
Aerospace & Defense — 0.33%
Exelis, Inc., 5.55% due 10/1/2021	BBB-/Baa3	11,338,000	12,593,230
Construction & Engineering — 0.23%
URS Corp., 3.85% due 4/1/2017	BB-/NR	8,895,000	8,895,000
Industrial Conglomerates — 0.53%
[a,b] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,127,710
[a,b] Siemens Financieringsmaatschappij N.V., 2.90% due 5/27/2022	A+/A1	12,000,000	12,048,252
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,390,204
Machinery — 0.14%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,622,137
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,631,911
Trading Companies & Distributors — 0.29%
[a] Aviation Capital Group Corp., 6.75% due 4/6/2021	BBB-/NR	6,000,000	6,735,000
[a] Aviation Capital Group Corp., 7.125% due 10/15/2020	BBB-/NR	3,912,000	4,528,140

			58,571,584

COMMERCIAL & PROFESSIONAL SERVICES — 0.37%
Professional Services — 0.37%
Dun & Bradstreet, Inc., 4.00% due 6/15/2020	BBB-/NR	7,175,000	7,327,541
Verisk Analytics, Inc., 4.00% due 6/15/2025	BBB-/Baa3	6,930,000	6,853,347

			14,180,888

CONSUMER DURABLES & APPAREL — 0.06%
Textiles, Apparel & Luxury Goods — 0.06%
Nike, Inc., 5.15% due 10/15/2015	AA-/A1	2,315,000	2,318,246

			2,318,246

CONSUMER SERVICES — 0.54%
Diversified Consumer Services — 0.41%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,650,000	1,747,111
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,475,705
University of Chicago, 3.065% due 10/1/2024	AA/Aa2	1,470,000	1,496,003
Hotels, Restaurants & Leisure — 0.13%
Marriott International, Inc., 3.125% due 10/15/2021	BBB/Baa2	5,000,000	5,073,740

			20,792,559

Annual Reports    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DIVERSIFIED FINANCIALS — 7.30%
Capital Markets — 4.43%
Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	$18,000,000	$18,596,556
[a] Ares Finance Co., LLC, 4.00% due 10/8/2024	BBB+/NR	5,000,000	4,861,115
[a,b] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	18,500,000	16,326,250
[b] Credit Suisse Group AG - New York, 1.70% due 4/27/2018	A/A1	9,325,000	9,288,297
[b] Credit Suisse Group AG - New York, 3.00% due 10/29/2021	A/A1	10,000,000	10,020,620
[a,b] Credit Suisse Group Fund, Ltd., 3.80% due 9/15/2022	BBB+/Baa2	7,000,000	6,992,013
[b] Deutsche Bank AG, 2.95% due 8/20/2020	BBB+/A3	8,600,000	8,638,270
FS Investment Corp., 4.00% due 7/15/2019	BBB/NR	12,000,000	12,161,412
Goldman Sachs Group, Inc. Floating Rate Note, 1.421% due 11/15/2018	A-/A3	14,900,000	14,989,400
Goldman Sachs Group, Inc. Floating Rate Note, 1.314% due 10/23/2019	A-/A3	14,545,000	14,572,941
[a,b] IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa2	1,000,000	1,002,490
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa2	1,000,000	1,117,500
[a,b] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa2	3,000,000	3,090,000
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa2	3,500,000	3,985,625
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	1,660,000	1,669,977
[a,b] Macquarie Bank Ltd., 1.60% due 10/27/2017	A/A2	5,000,000	4,987,275
Merrill Lynch & Co., 0.85% due 5/2/2017	BBB+/Baa3	2,500,000	2,476,882
Morgan Stanley, 2.80% due 6/16/2020	A-/A3	1,350,000	1,357,640
State Street Corp. Floating Rate Note, 1.225% due 8/18/2020	A+/A2	9,475,000	9,506,296
TD Ameritrade Holding Corp., 2.95% due 4/1/2022	A/A3	2,550,000	2,567,937
The Bank of New York Mellon Corp. Floating Rate Note, 1.191% due 8/17/2020	A+/A1	4,525,000	4,537,751
[a,b] UBS AG Jersey Floating Rate Note, 1.767% due 9/24/2020	BBB+/Baa3	5,000,000	5,011,750
[b] UBS AG Stamford, 1.80% due 3/26/2018	A/A2	3,000,000	2,998,476
[b] UBS AG Stamford, 2.375% due 8/14/2019	A/A2	9,500,000	9,540,755

Consumer Finance — 0.70%
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,139,016
Capital One Bank (USA), N.A., 2.30% due 6/5/2019	BBB+/Baa1	3,000,000	2,976,285
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	1,950,000	1,965,452
Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,066,038
Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,661,943

Diversified Financial Services — 2.17%
[b] Barclays Bank plc, 2.50% due 2/20/2019	A-/A2	3,000,000	3,051,324
General Electric Capital Corp. Floating Rate Note, 0.495% due 12/28/2018	AA+/A1	4,850,000	4,795,394
General Electric Capital Corp. Floating Rate Note, 1.337% due 3/15/2023	AA+/A1	7,725,000	7,734,726
JPMorgan Chase Bank N.A. Floating Rate Note, 0.666% due 6/13/2016	A/A1	16,875,000	16,838,837
[a] McGraw Hill Financial, Inc., 4.00% due 6/15/2025	NR/Baa1	8,000,000	7,962,472
[a] McGraw Hill Financial, Inc., 2.50% due 8/15/2018	NR/Baa1	2,950,000	2,972,414
[a] McGraw Hill Financial, Inc., 3.30% due 8/14/2020	NR/Baa1	2,450,000	2,492,848
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	4,875,000	4,958,669
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	17,972,077
[a,b] Mubadala GE Capital Ltd., 3.00% due 11/10/2019	NR/Baa2	4,000,000	3,968,480
National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	A/A1	2,000,000	2,499,862
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,137,552

			280,490,617

ENERGY — 4.78%
Energy Equipment & Services — 0.38%
[b] Ensco plc, 4.70% due 3/15/2021	BBB+/Baa1	5,000,000	4,210,490
Oceaneering International, Inc., 4.65% due 11/15/2024	BBB/Baa2	10,000,000	9,514,060
[a,b,f] Schahin II Finance Co. (SPV) Ltd., 5.875% due 9/25/2023	NR/Ca	4,082,733	857,374

Oil, Gas & Consumable Fuels — 4.40%
[a],[b] BG Energy Capital plc, 2.875% due 10/15/2016	A-/A2	5,000,000	5,083,220
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	6,427,253
[a] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.05% due 5/1/2020	A-/A2	24,900,000	25,054,430
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,066,520
[a,b] CNPC General Capital Ltd., 1.45% due 4/16/2016	A+/A1	3,000,000	2,999,340
[a,b] CNPC General Capital Ltd., 2.75% due 5/14/2019	A+/A1	5,000,000	5,010,985
[a,b] CNPC General Capital Ltd. Floating Rate Note, 1.209% due 5/14/2017	A+/A1	5,000,000	4,977,700
Energen Corp., 4.625% due 9/1/2021	BB/Ba2	10,000,000	9,100,000
[a] Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	BBB/Baa2	9,000,000	8,983,323
[a] Florida Gas Transmission Co., LLC, 4.35% due 7/15/2025	BBB/Baa2	4,200,000	4,147,303
[a,b] Gazprom, 4.95% due 5/23/2016	BB+/Ba1	4,000,000	4,050,912

18    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,b] Gazprom Neft OAO, 6.00% due 11/27/2023	BB+/Ba1	$3,500,000	$3,229,450
Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	BBB-/Baa2	13,690,000	12,889,135
[a] Gulfstream Natural Gas System, LLC, 4.60% due 9/15/2025	BBB/Baa2	9,000,000	9,057,339
[a,b] Harvest Operations Corp., 2.125% due 5/14/2018	AA-/Aa3	7,000,000	7,013,804
[a,b] Korea National Oil Corp., 4.00% due 10/27/2016	AA-/Aa3	2,000,000	2,058,512
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A-/A2	50,000	55,617
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,400,000
[a,b] Odebrecht Offshore Drilling Finance Ltd., 6.75% due 10/1/2023	B+/Caa1	10,306,888	2,715,865
[b] Petrobras Global Finance B.V. Floating Rate Note, 2.694% due 3/17/2017	BB/Ba2	5,750,000	4,945,000
[b] Petroleos Mexicanos Floating Rate Note, 2.307% due 7/18/2018	BBB+/A3	10,000,000	9,909,700
[b] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa1	4,000,000	3,920,000
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,374,136
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	AA-/Aa3	6,000,000	6,084,222
[a] Texas Gas Transmission, LLC, 4.50% due 2/1/2021	BBB-/Baa2	4,480,000	4,471,380
Williams Partners LP, 4.50% due 11/15/2023	BBB/Baa2	15,000,000	14,059,095

			183,666,165

FOOD & STAPLES RETAILING — 0.32%
Food & Staples Retailing — 0.32%
CVS Health Corp., 3.50% due 7/20/2022	BBB+/Baa1	5,000,000	5,164,120
CVS Health Corp., 3.875% due 7/20/2025	BBB+/Baa1	7,000,000	7,215,656

			12,379,776

FOOD, BEVERAGE & TOBACCO — 2.26%
Beverages — 0.96%
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA/NR	3,380,000	3,836,249
[a,b] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,105,100
[a,b] JB y Compania, SA de C.V., 3.75% due 5/13/2025	BBB/NR	8,750,000	8,399,738
PepsiCo, Inc., 3.10% due 7/17/2022	A/A1	19,250,000	19,715,638

Food Products — 0.56%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,001,566
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	4,600,000	4,601,583
General Mills, Inc., 2.20% due 10/21/2019	BBB+/A3	3,950,000	3,987,541
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	12,150,000	12,111,472

Tobacco — 0.74%
Altria Group, Inc., 2.625% due 1/14/2020	BBB+/Baa1	4,900,000	4,952,087
[a,b] B.A.T. International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,082,944
[a,b] B.A.T. International Finance plc, 3.95% due 6/15/2025	A-/A3	3,000,000	3,120,276
[a] Reynolds American, Inc., 6.875% due 5/1/2020	BBB-/Baa3	5,000,000	5,855,580
[a] Reynolds American, Inc., 3.75% due 5/20/2023	BBB-/Baa3	6,230,000	6,258,209

			87,027,983

HEALTH CARE EQUIPMENT & SERVICES — 0.76%
Health Care Providers & Services — 0.76%
Catholic Health Initiatives, 1.60% due 11/1/2017	A/NR	1,900,000	1,894,832
Catholic Health Initiatives, 2.95% due 11/1/2022	A/A2	7,000,000	6,919,605
UnitedHealth Group, Inc., 3.35% due 7/15/2022	A+/A3	5,000,000	5,160,495
UnitedHealth Group, Inc., 3.75% due 7/15/2025	A+/A3	5,000,000	5,168,185
Wellpoint, Inc., 2.25% due 8/15/2019	A/Baa2	10,000,000	9,955,110

			29,098,227

HOUSEHOLD & PERSONAL PRODUCTS — 0.13%
Household Products — 0.13%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BB+/Ba1	2,000,000	2,047,434
[a,b] Kimberly-Clark de Mexico, 3.80% due 4/8/2024	A-/NR	3,000,000	3,063,120

			5,110,554

INSURANCE — 3.40%
Insurance — 3.40%
[a,b] DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	A/Baa2	10,000,000	10,051,370
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Ba1	2,600,000	3,021,455
Hanover Insurance Group, Inc., 6.375% due 6/15/2021	BBB/Baa3	2,480,000	2,865,677
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,166,056
Kemper Corp., 4.35% due 2/15/2025	BBB-/Baa3	15,000,000	15,269,385

Annual Reports    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,b] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	$10,000,000	$10,897,310
Marsh & McLennan Companies, Inc., 3.75% due 3/14/2026	A-/Baa1	7,000,000	7,038,661
[a] MassMutual Global Funding, LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,103,352
[b] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB+/NR	5,000,000	5,128,815
[a] Pricoa Global Funding 1, 1.35% due 8/18/2017	AA-/A1	10,000,000	9,971,660
[a] Principal Life Global Funding II, 2.20% due 4/8/2020	A+/A1	7,000,000	6,992,993
[a] Principal Life Global Funding II, 1.00% due 12/11/2015	A+/A1	7,000,000	7,005,264
[a] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	6,950,000	6,955,852
[a] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	2,450,000	2,481,899
[a] Reliance Standard Life Insurance Co., 2.50% due 1/15/2020	A/A2	15,000,000	15,022,890
[a] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	9,900,000	10,003,188
[a,b] White Mountains Re Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	6,617,908

			130,593,735

MATERIALS — 2.29%
Chemicals — 0.69%
Airgas, Inc., 3.05% due 8/1/2020	BBB/Baa2	4,950,000	5,026,289
[a] Incitec Pivot Finance, LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	4,966,215
[a,b] Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	4,325,000	4,344,800
[a,b] Office Cherifien des Phosphates, 5.625% due 4/25/2024	BBB-/NR	12,010,000	12,250,680

Construction Materials — 0.02%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	755,973

Metals & Mining — 1.58%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	BBB-/Baa2	9,700,000	9,072,643
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	8,565,375
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	6,500,000	5,549,375
[b] ArcelorMittal, 5.25% due 2/25/2017	BB/Ba1	3,000,000	2,970,000
[a] Glencore Funding, LLC Floating Rate Note, 1.649% due 1/15/2019	BBB/Baa2	17,600,000	14,389,021
[b] Kinross Gold Corp., 3.625% due 9/1/2016	BBB-/Ba1	7,000,000	6,950,104
[a,b] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	9,173,453
[a,b] Xstrata Finance Canada Ltd., 4.95% due 11/15/2021	BBB/Baa2	5,000,000	4,146,875

			88,160,803

MEDIA — 0.41%
Media — 0.41%
DirecTV Holdings, LLC/Financing Co., Inc., 4.45% due 4/1/2024	BBB/Baa2	10,000,000	10,258,270
The Washington Post Co., 7.25% due 2/1/2019	BB+/Ba1	5,000,000	5,275,000
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	203,930

			15,737,200

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.94%
Biotechnology — 0.46%
Biogen, Inc., 3.625% due 9/15/2022	A-/Baa1	5,000,000	5,039,400
Gilead Sciences, Inc., 3.25% due 9/1/2022	A-/A3	4,650,000	4,686,461
Gilead Sciences, Inc., 3.65% due 3/1/2026	A-/A3	2,950,000	2,963,732
Gilead Sciences, Inc., 2.55% due 9/1/2020	A-/A3	4,820,000	4,850,125

Pharmaceuticals — 0.48%
[b] Actavis Funding SCS, 3.80% due 3/15/2025	BBB-/Baa3	5,000,000	4,830,195
[b] Actavis Funding SCS, 1.85% due 3/1/2017	BBB-/Baa3	2,000,000	2,004,610
[b] Actavis Funding SCS, 2.35% due 3/12/2018	BBB-/Baa3	1,720,000	1,726,844
[b] Actavis Funding SCS, 3.45% due 3/15/2022	BBB-/Baa3	5,000,000	4,942,685
[b] Actavis Funding SCS Floating Rate Note, 1.591% due 3/12/2020	BBB-/Baa3	4,940,000	4,894,162

			35,938,214

REAL ESTATE — 1.43%
Real Estate Investment Trusts — 1.08%
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB-/Baa2	11,700,000	11,655,832
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,185,304
Digital Realty Trust, L.P., 3.95% due 7/1/2022	BBB/Baa2	5,000,000	4,994,460
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,644,598

Real Estate Management & Development — 0.35%
[a,b] Deutsche Annington Finance B.V., 3.20% due 10/2/2017	BBB+/NR	10,000,000	10,229,240
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB+/Baa2	3,000,000	3,096,573

			54,806,007

20    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
RETAILING — 0.63%
Multiline Retail — 0.63%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BB+/Ba1	$23,225,000	$24,235,357

			24,235,357

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.26%
Semiconductors & Semiconductor Equipment — 0.26%
Intel Corp., 2.45% due 7/29/2020	A+/A1	4,850,000	4,914,316
Intel Corp., 3.10% due 7/29/2022	A+/A1	5,000,000	5,079,290

			9,993,606

SOFTWARE & SERVICES — 2.52%
Information Technology Services — 1.37%
Automatic Data Processng, LLC, 3.375% due 9/15/2025	AA/Aa3	14,175,000	14,395,875
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	8,000,000	8,370,904
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	6,900,000	6,954,372
SAIC, Inc., 4.45% due 12/1/2020	BBB-/Ba1	2,000,000	1,989,546
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	20,915,000	20,971,784

Internet Software & Services — 0.36%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75% due 4/15/2023	BBB/Baa3	8,175,000	8,655,281
[a,b] Tencent Holdings Ltd., 2.00% due 5/2/2017	A/A2	5,000,000	4,996,620

Software — 0.79%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	1,945,000	1,972,148
Autodesk, Inc., 4.375% due 6/15/2025	BBB/Baa2	1,000,000	1,002,728
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	2,925,000	2,973,889
CA Technologies, Inc., 3.60% due 8/1/2020	BBB+/Baa2	10,000,000	10,223,390
CDK Global, Inc., 3.30% due 10/15/2019	BBB-/Baa3	5,000,000	5,027,300
Oracle Corp., 2.50% due 5/15/2022	AA-/A1	9,400,000	9,263,296

			96,797,133

TECHNOLOGY HARDWARE & EQUIPMENT — 1.92%
Communications Equipment — 0.69%
Cisco Systems, Inc., 3.00% due 6/15/2022	AA-/A1	1,700,000	1,732,443
[b] Ericsson LM, 4.125% due 5/15/2022	BBB+/Baa1	19,215,000	20,073,468
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	4,825,000	4,897,800

Computers & Peripherals — 0.38%
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/Baa2	2,000,000	2,040,826
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	12,000,000	12,533,112

Electronic Equipment, Instruments & Components — 0.59%
Ingram Micro, Inc., 4.95% due 12/15/2024	BBB-/Baa3	5,596,000	5,773,651
[e] Trimble Navigation, Ltd., 4.75% due 12/1/2024	BBB-/Baa2	17,000,000	17,003,604

Technology, Hardware, Storage & Peripherals — 0.26%
[a,d] Hewlett-Packard Enterprise Co., 3.60% due 10/15/2020	NR/NR	5,000,000	4,998,600
[a,d] Hewlett-Packard Enterprise Co. Floating Rate Note, 2.251% due 10/5/2018	NR/NR	4,900,000	4,900,000

			73,953,504

TELECOMMUNICATION SERVICES — 2.35%
Diversified Telecommunication Services — 1.57%
AT&T, Inc., 2.45% due 6/30/2020	BBB+/Baa1	2,900,000	2,855,305
AT&T, Inc. Floating Rate Note, 1.237% due 11/27/2018	BBB+/Baa1	11,350,000	11,351,930
[a] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa2	3,280,660	3,446,166
Michigan Bell Telephone Co., 7.85% due 1/15/2022	BBB+/NR	3,000,000	3,675,342
[a,b] Qtel International Finance Ltd., 3.375% due 10/14/2016	A-/A2	500,000	507,950
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,174,375
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	9,900,000	10,252,143
Verizon Communications, Inc., 3.00% due 11/1/2021	BBB+/Baa1	5,000,000	4,986,270
Verizon Communications, Inc., 2.625% due 2/21/2020	BBB+/Baa1	4,997,000	5,011,826
Verizon Communications, Inc., 3.45% due 3/15/2021	BBB+/Baa1	9,600,000	9,830,198
Verizon Communications, Inc., 3.50% due 11/1/2024	BBB+/Baa1	3,461,000	3,402,890
Verizon Communications, Inc. Floating Rate Note, 2.086% due 9/14/2018	BBB+/Baa1	1,825,000	1,876,432

Wireless Telecommunication Services — 0.78%
[a] Crown Castle Towers, LLC, 6.113% due 1/15/2040	NR/A2	6,970,000	7,854,688
[a] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	8,120,000	8,348,310

Annual Reports    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a] Unison Ground Lease Funding, LLC, 6.392% due 4/15/2040	NR/NR	$9,640,000	$11,108,885
[a] Unison Ground Lease Funding, LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,587,454

			90,270,164

TRANSPORTATION — 2.02%
Air Freight & Logistics — 0.05%
[a] FedEx Corp. 2012 Pass Through Trust, 2.625% due 1/15/2018	BBB/A3	2,115,435	2,133,726

Airlines — 0.60%
American Airlines Group, Inc., 3.60% due 3/22/2029	AA/Aa3	10,000,000	10,037,000
American Airlines Group, Inc., 4.95% due 7/15/2024	A/NR	6,319,535	6,746,104
US Airways, 6.25% due 10/22/2024	A/A3	5,572,878	6,213,759

Road & Rail — 1.37%
[a,b] Asciano Finance Ltd., 5.00% due 4/7/2018	BBB/Baa2	2,000,000	2,120,338
[a] BNSF Railway Co., 3.442% due 6/16/2028	A+/Aa2	15,000,000	14,550,000
[a,b] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB/A3	10,000,000	10,024,380
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 3.375% due 2/1/2022	BBB-/Baa3	20,000,000	19,546,860
[a] TTX Co., 4.15% due 1/15/2024	A+/Baa1	6,000,000	6,361,434

			77,733,601

UTILITIES — 5.91%
Electric Utilities — 3.75%
Appalachian Power Co., 3.40% due 6/1/2025	BBB/Baa1	7,000,000	6,930,259
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A+/A1	4,900,000	4,950,651
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	9,500,000	10,296,157
Entergy Louisiana, LLC, 4.80% due 5/1/2021	A-/NR	4,300,000	4,756,230
Entergy Texas, Inc., 7.125% due 2/1/2019	A-/Baa1	2,000,000	2,314,756
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	2,950,000	2,944,793
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	2,950,000	2,975,836
Exelon Corp., 3.95% due 6/15/2025	BBB-/Baa2	4,000,000	4,037,288
[a] Jersey Central Power & Light Co., 4.30% due 1/15/2026	BBB-/Baa2	15,000,000	15,055,035
[a,b] Korea Western Power Co. Ltd., 2.875% due 10/10/2018	A+/Aa3	10,000,000	10,215,020
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/A3	4,785,000	5,055,008
[a] Monongahela Power Co., 4.10% due 4/15/2024	BBB+/A3	5,000,000	5,204,375
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	6,715,000	6,717,236
Northern States Power Company-Wisconsin, 3.30% due 6/15/2024	A/Aa3	10,000,000	10,270,050
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB/Baa2	3,000,000	3,297,000
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A2	11,732,000	13,210,772
[a,b] State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	AA-/Aa3	9,000,000	9,144,909
[a] Steelriver Transmission Co., LLC, 4.71% due 6/30/2017	NR/Baa2	3,128,991	3,245,753
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa1	4,825,000	4,878,461
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	167,000	196,095
[a,b,e] Transelec S.A., 4.25% due 1/14/2025	BBB/Baa1	6,000,000	5,909,208
UIL Holdings Corp., 4.625% due 10/1/2020	BBB-/Baa2	11,660,000	12,535,608

Gas Utilities — 1.06%
AGL Capital Corp., 3.50% due 9/15/2021	BBB+/Baa1	9,925,000	10,245,111
[a,b] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	5,500,000	5,355,900
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa2	5,715,000	5,866,550
The Laclede Group, Inc., 2.55% due 8/15/2019	BBB+/Baa2	2,350,000	2,333,026
The Laclede Group, Inc. Floating Rate Note, 1.071% due 8/15/2017	BBB+/Baa2	16,900,000	16,835,966

Independent Power & Renewable Electricity Producers — 0.19%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	6,800,576	7,442,836

Multi-Utilities — 0.73%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	A-/A2	3,900,000	3,941,367
[a] Enable Oklahoma Intrastate Transmission, LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	4,014,272
[a,b] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	A+/Aa3	7,000,000	7,160,300
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A2	10,000,000	10,951,830
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,032,476

Water Utilities — 0.18%
American Water Capital Corp., 3.40% due 3/1/2025	A/A3	6,880,000	6,971,869

			227,292,003

TOTAL CORPORATE BONDS (Cost $1,840,690,892)			1,838,815,371

22    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
CONVERTIBLE BONDS — 0.49%
REAL ESTATE — 0.49%
Real Estate Investment Trusts — 0.49%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	$19,950,000	$18,852,750

			18,852,750

TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			18,852,750

MUNICIPAL BONDS — 3.81%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018 (Meldahl Hydroelectric)	A/A3	5,000,000	5,367,100
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Anaheim Public Improvements; Insured: Natl-Re/FGIC)	AA-/A1	1,000,000	1,025,150
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Anaheim Public Improvements; Insured: Natl-Re)	AA-/A1	3,270,000	3,525,289
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019 (Civic Center)	AA/NR	2,110,000	2,328,765
California Health Facilities Financing Authority, 6.76% due 2/1/2019 (Community Program for Persons with Developmental Disabilities)	AA-/NR	3,905,000	4,328,458
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,479,320
Camden County Improvement Authority, 5.47% due 7/1/2018 (Cooper Medical School of Rowan University)	A/A2	2,140,000	2,321,665
Camden County Improvement Authority, 5.62% due 7/1/2019 (Cooper Medical School of Rowan University)	A/A2	3,025,000	3,334,669
Carson Redevelopment Agency, 4.511% due 10/1/2016 (Low and Moderate Income Housing)	A-/NR	1,375,000	1,388,750
City and County of San Francisco Redevelopment Financing Authority, 8.00% due 8/1/2019 (San Francisco Redevelopment Projects)	AA-/A2	6,500,000	7,258,875
City of Fort Collins, Colorado Electric Utility Enterprise, 4.92% due 12/1/2020 (Fort Collins Smart Grid)	AA-/NR	2,250,000	2,430,922
City of North Little Rock, Arkansas, 3.562% due 7/1/2022 (Electric System; Insured: AGM)	AA/NR	7,280,000	7,288,008
City of Riverside, California, 5.61% due 8/1/2017 (City Sewer System)	A/A1	2,000,000	2,142,020
Connecticut Housing Finance Authority, 5.071% due 11/15/2019 (Housing Mtg Finance Program)	AAA/Aaa	2,265,000	2,377,774
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	3,043,290
Florida Hurricane Catastrophe Fund Finance Corp., 1.298% due 7/1/2016 (Reimbursement Contracts for Covered Event Losses)	AA-/Aa3	7,500,000	7,528,500
Illinois Finance Authority, 5.629% due 7/1/2016 (Theory and Computing Sciences Building; Insured: Syncora)	AA-/NR	390,000	400,039
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	11,245,000	11,463,940
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky and Teachers’ Retirement System Funding Obligations)	A/Aa3	3,000,000	3,048,240
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC Medical Center Projects)	AA/A1	3,000,000	3,437,490
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	7,227,640	7,308,373
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	3,065,000	3,066,716
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa1	297,000	303,133
Municipal Improvement Corp. of Los Angeles, 6.165% due 11/1/2020 (Recovery Zone Economic Development)	A+/A2	10,000,000	11,119,900
New York City Transitional Finance Authority, 4.075% due 11/1/2020 (World Trade Center Recovery)	AAA/Aa1	2,500,000	2,699,325
Oakland California Redevelopment Agency, 8.00% due 9/1/2016 (Central District Redevelopment Project)	A-/NR	4,200,000	4,421,592
Oklahoma Development Finance Authority, 8.00% due 5/1/2020 (Cleveland County Industrial Authority (CCIA) - Hitachi Norman, Oklahoma Project)	NR/NR	5,640,000	5,758,948
Orleans Parish School Board GO, 4.40% due 2/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/A2	10,000,000	10,823,300
Redevelopment Agency of the City of Redlands, 5.818% due 8/1/2022 (Redlands Redevelopment Project; Insured: AMBAC)	A-/NR	1,700,000	1,804,278
Redevelopment Agency of the County of San Benardino, 7.135% due 9/1/2020 (San Sevaine Redevelopment Project)	BBB/NR	1,265,000	1,361,039
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities )	A+/Aa3	3,485,000	3,520,477
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	A+/Aa3	1,500,000	1,532,115
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	1,000,000	1,003,270
Tampa-Hillsborough County Florida Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A/A3	2,000,000	2,016,520
Tampa-Hillsborough County Florida Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A/A3	2,500,000	2,510,675
Tampa-Hillsborough County Florida Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A/A3	1,750,000	1,776,478
Wallenpaupack Area School District GO, 3.80% due 9/1/2019 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	3,000,000	3,064,260
Wallenpaupack Area School District GO, 4.00% due 9/1/2020 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	2,750,000	2,812,837
Wisconsin Health & Educational Facilities Authority, 7.08% due 6/1/2016 (Richland Hospital)	NR/NR	80,000	79,997
Yuba Levee Financing Authority, 6.375% due 9/1/2021 (Yuba County Levee Financing Project)	AA/NR	1,000,000	1,074,760

TOTAL MUNICIPAL BONDS (Cost $139,378,208)			146,576,257

OTHER SECURITIES — 0.35%
LOAN PARTICIPATIONS — 0.35%
Freeport-McMoRan Copper & Gold, Inc., 1.93%, due 5/31/2018, 0% due 5/31/2018	NR/NR	15,250,000	13,420,000

TOTAL OTHER SECURITIES (Cost $15,202,738)			13,420,000

Annual Reports    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
SHORT TERM INVESTMENTS — 7.86%
Bank of New York Tri-Party Repurchase Agreement 0.25% dated 9/30/2015 due 10/1/2015, repurchase price $62,000,431 collateralized by 11 U.S. Government debt securities and 26 corporate debt securities, having an average coupon of 4.21%, a minimum credit rating of BBB-, maturity dates from 10/1/2015 to 9/1/2045, and having an aggregate market value of $66,197,941 at 9/30/2015	NR/NR	$62,000,000	$62,000,000
Intercontinental Exchange, Inc., 0.15% due 10/5/2015	NR/NR	13,000,000	12,999,783
Intercontinental Exchange, Inc., 0.15% due 10/6/2015	NR/NR	25,000,000	24,999,479
Kansas City Power & Light Co., 0.35% due 10/1/2015	NR/NR	6,100,000	6,100,000
McCormick & Co., Inc., 0.17% due 10/1/2015	NR/NR	50,000,000	50,000,000
McCormick & Co., Inc., 0.18% due 10/5/2015	NR/NR	15,000,000	14,999,700
Snap-on, Inc., 0.30% due 10/1/2015	NR/NR	8,000,000	8,000,000
St Jude Medical, Inc., 0.32% due 10/6/2015	NR/NR	25,000,000	24,998,889
Stanley Black and Decker, Inc., 0.30% due 10/1/2015	NR/NR	35,000,000	35,000,000
Sysco Corp., 0.23% due 10/1/2015	NR/NR	50,000,000	50,000,000
Wisconsin Public Service Corp., 0.23% due 10/5/2015	NR/NR	4,500,000	4,499,885
Wisconsin Public Service Corp., 0.24% due 10/6/2015	NR/NR	8,500,000	8,499,689

TOTAL SHORT TERM INVESTMENTS (Cost $302,097,425)			302,097,425

TOTAL INVESTMENTS — 97.02% (Cost $3,718,265,224)			$3,730,354,264
OTHER ASSETS LESS LIABILITIES — 2.98%			114,433,180

NET ASSETS — 100.00%			$3,844,787,444

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the aggregate value of these securities in the Fund’s portfolio was $1,565,212,791, representing 40.71% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation

Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPV	Special Purpose Vehicle
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

24    Annual Reports

FUND SUMMARY

Thornburg Low Duration Income Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s objective is to seek current income, consistent with preservation of capital. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.

Portfolio Ladder

SECURITY CREDIT RATINGS

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Key Portfolio Attributes

Number of Bonds	125

Effective Duration	1.5 Yrs

Average Maturity	1.9 Yrs

There is no guarantee that the Fund will meet its investment objective.

All data is subject to change. Charts may not add up to 100% due to rounding.

Annual Reports    25

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 30.90%
United States Treasury Notes, 0.25% due 10/31/2015	NR/Aaa	$100,000	$100,012
United States Treasury Notes, 0.25% due 12/31/2015	NR/Aaa	100,000	100,047
United States Treasury Notes, 0.375% due 4/30/2016	NR/Aaa	100,000	100,098
United States Treasury Notes, 1.75% due 5/31/2016	NR/Aaa	615,000	621,171
United States Treasury Notes, 0.375% due 5/31/2016	NR/Aaa	565,000	565,530
United States Treasury Notes, 0.50% due 6/15/2016	NR/Aaa	100,000	100,173
United States Treasury Notes, 0.625% due 12/15/2016	NR/Aaa	100,000	100,203
United States Treasury Notes, 2.75% due 5/31/2017	NR/Aaa	1,250,000	1,294,898
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	100,000	100,492
United States Treasury Notes, 0.50% due 7/31/2017	NR/Aaa	400,000	399,234
United States Treasury Notes, 0.625% due 8/31/2017	NR/Aaa	200,000	200,008
United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	800,000	800,312
United States Treasury Notes, 1.00% due 5/15/2018	NR/Aaa	420,000	421,678
[a] United States Treasury Notes, 1.00% due 8/15/2018	NR/Aaa	200,000	200,529
United States Treasury Notes, 0.125% due 4/15/2019	NR/Aaa	229,163	228,385
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	229,298	227,908

TOTAL U.S. TREASURY SECURITIES (Cost $5,546,806)			5,560,678

U.S. GOVERNMENT AGENCIES — 2.24%
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	78,341	79,026
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	70,000	70,000
Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	61,223	67,107
[b] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 0.756% due 6/26/2024	NR/NR	190,052	187,681

TOTAL U.S. GOVERNMENT AGENCIES (Cost $403,901)			403,814

OTHER GOVERNMENT — 1.12%
[b] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	100,000	100,976
[b,c] Turks and Caicos Islands, 3.20% due 2/22/2016	AAA/NR	100,000	100,785

TOTAL OTHER GOVERNMENT (Cost $201,423)			201,761

MORTGAGE BACKED — 1.28%
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.415% due 1/25/2021	NR/Aaa	92,093	95,161
Federal National Mtg Assoc. Pool AS3705, 2.50% due 11/1/2024	NR/NR	131,370	135,404

TOTAL MORTGAGE BACKED (Cost $228,829)			230,565

ASSET BACKED SECURITIES — 18.91%
ADVANCE RECEIVABLES — 1.67%
[c] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	100,000	100,187
[c] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	100,000	100,219
[c] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	100,000	100,469

			300,875

AUTO RECEIVABLES — 5.34%
Ally Auto Receivables Trust, Series 15-1 Class A3, 1.39% due 9/16/2019	AAA/Aaa	150,000	150,519
Ally Auto Receivables Trust, Series 15-2 Class A3, 1.49% due 11/15/2019	AAA/Aaa	100,000	100,257
[c] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	100,000	100,631
[c] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	20,934	20,956
Ford Credit Auto Lease Trust, Series 2015-A Class A3, 1.13% due 6/15/2018	AAA/Aaa	100,000	100,187
[c] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	100,000	100,399
[c] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	100,000	101,012
[c,d] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AA+/Aaa	100,000	100,500
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AAA/Aaa	86,362	86,437
World Omni Auto Receivables Trust, Series 2014-B Class A4, 1.68% due 12/15/2020	AAA/NR	100,000	100,925

			961,823

COMMERCIAL MTG TRUST — 3.56%
[c] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	99,953	101,890
[c] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	55,314	55,566
[c] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.557% due 7/12/2044	NR/Aaa	58,422	59,252
[c] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 3.199% due 12/25/2045	NR/Baa3	35,489	36,074
[c] GAHR Commercial Mtg Trust, Series 2015-NRF Class BFX, 3.495% due 12/15/2019	AA-/NR	100,000	101,310
[c] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.107% due 4/15/2027	AAA/NR	100,000	99,415

26    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Morgan Stanley BAML Trust, Series 2012-C6 Class A2, 1.868% due 11/15/2045	NR/Aaa	$100,000	$100,877
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	85,344	85,372

			639,756

CREDIT CARD — 0.56%
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	100,000	100,716

			100,716

OTHER ASSET BACKED — 6.06%
[c,d] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	59,297	59,356
[c] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aa3	50,000	50,485
[c] CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	A/NR	86,749	88,092
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 0.966% due 4/22/2019	NR/Aaa	100,000	99,996
[c] GTP Cellular Sites, LLC, 3.721% due 3/15/2042	NR/NR	96,047	96,854
[c] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 0.944% due 10/25/2019	NR/Aaa	100,000	99,596
[c] Navistar Financial Dealer Note Master Owner Trust II, Series 2015-1 Class A Floating Rate Note, 1.594% due 6/25/2020	NR/Aaa	71,000	71,331
[c] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 0.827% due 4/15/2020	AAA/Aaa	100,000	99,298
[c] PFS Financing Corp., Series 2013-AA Class A Floating Rate Note, 0.757% due 2/15/2018	AAA/Aaa	100,000	99,977
[c,d] PFS Tax Lien Trust, Series 2014-1, 1.44% due 4/15/2016	AAA/NR	53,674	53,674
[c] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	100,000	101,527
[c] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	100,000	100,319
[c] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	26,487	26,787
[c] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	43,494	43,487

			1,090,779

STUDENT LOAN — 1.72%
[c] Navient Student Loan Trust, Series 2015-AA Class A1, 0.707% due 12/15/2021	NR/Aaa	59,296	59,103
[c] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.744% due 5/25/2027	AA+/NR	71,546	71,919
[c] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 2.707% due 1/15/2043	AAA/Aaa	100,000	105,395
SLM Student Loan Trust, Series 2013-4 Class A Floating Rate Note, 0.744% due 6/25/2027	NR/Aaa	74,591	73,221

			309,638

TOTAL ASSET BACKED SECURITIES (Cost $3,400,623)			3,403,587

CORPORATE BONDS — 26.70%
AUTOMOBILES & COMPONENTS — 1.65%
Automobiles — 1.65%
[c] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A-/A3	150,000	146,632
[c] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	50,000	49,786
[c] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	100,000	101,137

			297,555

BANKS — 1.96%
Banks — 1.96%
Bank of America Corp. Floating Rate Note, 1.329% due 1/15/2019	A-/Baa1	100,000	100,767
Citigroup, Inc., 2.50% due 7/29/2019	A-/Baa1	75,000	75,474
Citigroup, Inc., 1.70% due 4/27/2018	A-/Baa1	75,000	74,611
[b,c] Standard Chartered plc, 3.20% due 5/12/2016	A-/Aa3	100,000	101,308

			352,160

CAPITAL GOODS — 0.56%
Construction & Engineering — 0.56%
URS Corp., 3.85% due 4/1/2017	BB-/NR	100,000	100,000

			100,000

COMMERCIAL & PROFESSIONAL SERVICES — 0.99%
Commercial Services & Supplies — 0.56%
Cintas Corp. No. 2, 2.85% due 6/1/2016	A-/A2	100,000	101,107

Professional Services — 0.43%
Dun & Bradstreet, Inc., 4.00% due 6/15/2020	BBB-/NR	75,000	76,595

			177,702

Annual Reports    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONSUMER SERVICES — 0.59%
Diversified Consumer Services — 0.59%
George Washington University, 4.411% due 9/15/2017	A+/A1	$100,000	$105,886

			105,886

DIVERSIFIED FINANCIALS — 3.50%
Capital Markets — 2.37%
[b] Deutsche Bank AG, 2.95% due 8/20/2020	BBB+/A3	75,000	75,334
Goldman Sachs Group, Inc. Floating Rate Note, 1.421% due 11/15/2018	A-/A3	100,000	100,600
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	100,000	100,601
Morgan Stanley, 2.80% due 6/16/2020	A-/A3	50,000	50,283
State Street Corp. Floating Rate Note, 1.225% due 8/18/2020	A+/A2	100,000	100,330

Consumer Finance — 0.28%
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	50,000	50,396

Diversified Financial Services — 0.85%
[c] McGraw Hill Financial, Inc., 2.50% due 8/15/2018	NR/Baa1	50,000	50,380
[c] McGraw Hill Financial, Inc., 3.30% due 8/14/2020	NR/Baa1	50,000	50,875
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	50,000	50,858

			629,657

ENERGY — 1.91%
Oil, Gas & Consumable Fuels — 1.91%
[c] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.05% due 5/1/2020	A-/A2	100,000	100,620
[b,c] Delek & Avner Tamar Bond Ltd., 2.803% due 12/30/2016	BBB-/Baa3	100,000	99,875
[c] Kern River Funding Corp, 4.893% due 4/30/2018	A-/A2	94,550	99,373
[b] Petrobras Global Finance B.V. Floating Rate Note, 2.694% due 3/17/2017	BB/Ba2	50,000	43,000

			342,868

FOOD & STAPLES RETAILING — 0.40%
Food & Staples Retailing — 0.40%
Smith’s 1994-A3 Pass Through Trust, 9.20% due 7/2/2018	BBB/A3	64,766	72,229

			72,229

FOOD, BEVERAGE & TOBACCO — 1.67%
Food Products — 1.11%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	50,000	50,017
General Mills, Inc., 2.20% due 10/21/2019	BBB+/A3	50,000	50,475
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	100,000	99,683

Tobacco — 0.56%
Altria Group, Inc., 2.625% due 1/14/2020	BBB+/Baa1	100,000	101,063

			301,238

HEALTH CARE EQUIPMENT & SERVICES — 0.55%
Health Care Providers & Services — 0.55%
Catholic Health Initiatives, 1.60% due 11/1/2017	A/NR	100,000	99,728

			99,728

INSURANCE — 1.12%
Insurance — 1.12%
[c] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	50,000	50,042
[c] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	50,000	50,651
[c] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	100,000	101,042

			201,735

MATERIALS — 0.74%
Chemicals — 0.28%
Airgas, Inc., 3.05% due 8/1/2020	BBB/Baa2	50,000	50,770

Metals & Mining — 0.46%
[c] Glencore Funding, LLC Floating Rate Note, 1.649% due 1/15/2019	BBB/Baa2	100,000	81,756

			132,526

28    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.22%
Biotechnology — 0.56%
Gilead Sciences, Inc., 2.55% due 9/1/2020	A-/A3	$100,000	$100,625

Pharmaceuticals — 0.66%
[b] Actavis Funding SCS, 2.35% due 3/12/2018	BBB-/Baa3	60,000	60,239
[b] Actavis Funding SCS Floating Rate Note, 1.591% due 3/12/2020	BBB-/Baa3	60,000	59,443

			220,307

REAL ESTATE — 0.56%
Real Estate Investment Trusts — 0.56%
Select Income REIT, 2.85% due 2/1/2018	BBB-/Baa2	100,000	100,362

			100,362

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.56%
Semiconductors & Semiconductor Equipment — 0.56%
Intel Corp., 2.45% due 7/29/2020	A+/A1	100,000	101,326

			101,326

SOFTWARE & SERVICES — 1.68%
Information Technology Services — 1.12%
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	100,000	100,788
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	100,000	100,271

Software — 0.56%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	100,000	101,396

			302,455

TECHNOLOGY HARDWARE & EQUIPMENT — 1.12%
Communications Equipment — 0.56%
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	100,000	101,509

Technology, Hardware, Storage & Peripherals — 0.56%
[c,e] Hewlett-Packard Enterprise Co. Floating Rate Note, 2.251% due 10/5/2018	Baa2/BBB	100,000	100,000

			201,509

TELECOMMUNICATION SERVICES — 2.27%
Diversified Telecommunication Services — 1.70%
AT&T, Inc., 2.45% due 6/30/2020	BBB+/Baa1	100,000	98,459
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	100,000	103,557
Verizon Communications, Inc. Floating Rate Note, 2.086% due 9/14/2018	BBB+/Baa1	100,000	102,818

Wireless Telecommunication Services — 0.57%
[c] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	100,000	102,812

			407,646

TRANSPORTATION — 0.30%
Air Freight & Logistics — 0.30%
[c] FedEx Corp. 2012 Pass Through Trust, 2.625% due 1/15/2018	BBB/A3	54,242	54,711

			54,711

UTILITIES — 3.35%
Electric Utilities — 2.24%
[b,c] Electricite de France S.A., 2.15% due 1/22/2019	A+/A1	100,000	101,034
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	50,000	49,912
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	50,000	50,438
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	100,000	100,033
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa1	100,000	101,108

Gas Utilities — 0.55%
The Laclede Group, Inc. Floating Rate Note, 1.071% due 8/15/2017	BBB+/Baa2	100,000	99,621

Multi-Utilities — 0.56%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	A-/A2	100,000	101,061

			603,207

TOTAL CORPORATE BONDS (Cost $4,815,118)			4,804,807

Annual Reports    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2015

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONVERTIBLE BONDS — 0.26%
REAL ESTATE — 0.26%
Real Estate Investment Trusts — 0.26%
[c] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	$50,000	$47,250

			47,250

TOTAL CONVERTIBLE BONDS (Cost $47,462)			47,250

MUNICIPAL BONDS — 1.81%
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	100,000	101,947
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	86,559	87,525
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	35,000	35,020
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	100,000	100,327

TOTAL MUNICIPAL BONDS (Cost $318,616)			324,819

SHORT TERM INVESTMENTS — 17.11%
[f] Thornburg Capital Management Fund	NR/NR	307,812	3,078,123

TOTAL SHORT TERM INVESTMENTS (Cost $3,078,123)			3,078,123

TOTAL INVESTMENTS — 100.33% (Cost $18,040,901)			$18,055,404
LIABILITIES NET OF OTHER ASSETS — (0.33)%			(59,810)

NET ASSETS — 100.00%			$17,995,594

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the aggregate value of these securities in the Fund’s portfolio was $3,995,149, representing 22.2% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	When-issued security.
f	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities and/or a series of the Thornburg Investment Trust invested for cash management purposes during the period are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	—	438,578	130,766	307,812	$3,078,123	$1,334	$—

Total non-controlled affiliated issuers - 17.11% of net assets					$3,078,123	$1,334	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REIT	Real Estate Investment Trust

See notes to financial statements.

30    Annual Reports

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Annual Reports    31

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2015

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
ASSETS
Investments at value (cost $268,991,139, $3,718,265,224, and $18,040,901, respectively) (Note 2)	$272,994,399	$3,730,354,264	$18,055,404
Cash	11,874,831	120,760,248	—
Receivable for investments sold	—	1,461,000	—
Receivable for fund shares sold	530,315	17,199,661	44
Receivable from investment advisor	—	—	20,146
Dividends receivable	—	—	626
Dividend and interest reclaim receivable	—	44,334	—
Interest receivable	979,300	22,175,356	56,581
Prepaid expenses and other assets	60,727	97,869	15,622

Total Assets	286,439,572	3,892,092,732	18,148,423

LIABILITIES
Payable for investments purchased	7,088	37,281,963	100,626
Payable for fund shares redeemed	2,133,744	7,182,601	4,079
Payable to investment advisor and other affiliates (Note 3)	142,960	1,874,155	—
Accounts payable and accrued expenses	151,799	87,754	47,493
Dividends payable	100,242	878,815	631

Total Liabilities	2,535,833	47,305,288	152,829

NET ASSETS	$283,903,739	$3,844,787,444	$17,995,594

NET ASSETS CONSIST OF
Undistributed (distribution in excess of) net investment income	$40,558	$(83,528)	$2,542
Net unrealized appreciation on investments	4,003,260	12,089,040	14,503
Accumulated net realized gain (loss)	(8,765,251)	(105,661)	(3,198)
Net capital paid in on shares of beneficial interest	288,625,172	3,832,887,593	17,981,747

	$283,903,739	$3,844,787,444	$17,995,594

32    Annual Reports

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

September 30, 2015

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($104,932,608, $977,470,189, and $9,939,785 applicable to 7,910,891, 73,360,585, and 803,065 shares of beneficial interest outstanding - Note 4)	$13.26	$13.32	$12.38
Maximum sales charge, 1.50% of offering price	0.20	0.20	0.19

Maximum offering price per share	$13.46	$13.52	$12.57

Class B Shares:
Net asset value per share* ($144,956 applicable to 10,952 shares of beneficial interest outstanding - Note 4)	$13.24	$—	$—

Class C Shares:
Net asset value and offering price per share* ($46,776,441 and $611,554,807 applicable to 3,505,334 and 45,972,432 shares of beneficial interest outstanding - Note 4)	$13.34	$13.30	$—

Class I Shares:
Net asset value, offering and redemption price per share ($112,853,337, $1,982,536,248, and $8,055,809 applicable to 8,508,493, 148,767,735, and 651,003 shares of beneficial interest outstanding - Note 4)	$13.26	$13.33	$12.37

Class R3 Shares:
Net asset value, offering and redemption price per share ($16,320,185 and $172,991,935 applicable to 1,229,638 and 12,973,385 shares of beneficial interest outstanding - Note 4)	$13.27	$13.33	$—

Class R4 Shares:
Net asset value, offering and redemption price per share ($706,075 and $3,907,852 applicable to 53,237 and 293,482 shares of beneficial interest outstanding - Note 4)	$13.26	$13.32	$—

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,170,137 and $96,326,413 applicable to 163,566 and 7,229,229 shares of beneficial interest outstanding - Note 4)	$13.27	$13.32	$—

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Reports    33

STATEMENTS OF OPERATIONS

Year Ended September 30, 2015

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
INVESTMENT INCOME
Dividend income	$—	$—	$1,334
Interest income (net of premium amortized of $852,346, $6,654,130, and $53,113 and net of paydown losses of $1,491,077, $2,022,214, and $0, respectively)	5,490,596	98,627,977	191,216

Total Income	5,490,596	98,627,977	192,550

EXPENSES
Investment advisory fees (Note 3)	992,576	12,658,043	56,232
Administration fees (Note 3)
Class A Shares	148,831	1,188,248	11,622
Class B Shares	512	—	—
Class C Shares	59,913	762,145	—
Class I Shares	40,611	893,013	2,380
Class R3 Shares	17,279	165,570	—
Class R4 Shares	160	3,010	—
Class R5 Shares	1,054	15,405	—
Distribution and Service fees (Note 3)
Class A Shares	297,663	2,376,498	18,717
Class B Shares	4,067	—	—
Class C Shares	239,258	3,052,302	—
Class R3 Shares	69,127	660,879	—
Class R4 Shares	328	6,011	—
Transfer agent fees
Class A Shares	98,579	938,072	28,087
Class B Shares	2,913	—	—
Class C Shares	47,460	457,047	—
Class I Shares	77,215	1,307,001	2,775
Class R3 Shares	18,434	96,590	—
Class R4 Shares	1,333	1,461	—
Class R5 Shares	7,233	45,621	—
Registration and filing fees
Class A Shares	23,375	64,466	28,897
Class B Shares	19,693	—	—
Class C Shares	21,696	36,687	—
Class I Shares	26,511	95,035	28,975
Class R3 Shares	20,817	25,062	—
Class R4 Shares	19,886	19,983	—
Class R5 Shares	24,890	25,535	—
Custodian fees (Note 3)	87,449	366,333	28,106
Professional fees	53,409	133,393	74,668
Accounting fees (Note 3)	6,295	114,090	482
Trustee fees	6,774	116,430	436
Other expenses	28,505	361,363	3,296

Total Expenses	2,463,846	25,985,293	284,673
Less:
Expenses reimbursed by investment advisor (Note 3)	(124,254)	(181,622)	(195,445)
Fees paid indirectly (Note 3)	(2,909)	(4,683)	(343)

Net Expenses	2,336,683	25,798,988	88,885

Net Investment Income	$3,153,913	$72,828,989	$103,665

34    Annual Reports

STATEMENTS OF OPERATIONS, CONTINUED

Year Ended September 30, 2015

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$185,164	$2,898,742	$(1,200)
Net change in unrealized appreciation (depreciation) on investments	1,226,277	(26,307,541)	(10,894)

Net Realized and Unrealized Gain (Loss)	1,411,441	(23,408,799)	(12,094)

Net Increase in Net Assets Resulting from Operations	$4,565,354	$49,420,190	$91,571

See notes to financial statements.

Annual Reports    35

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,153,913	$4,111,583
Net realized gain (loss) on investments	185,164	(263,393)
Net unrealized appreciation (depreciation) on investments	1,226,277	(219,886)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,565,354	3,628,304

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,998,645)	(2,819,935)
Class B Shares	(1,634)	(4,853)
Class C Shares	(673,384)	(1,014,665)
Class I Shares	(1,613,526)	(1,533,758)
Class R3 Shares	(223,583)	(280,108)
Class R4 Shares	(2,013)	(219)
Class R5 Shares	(40,628)	(22,390)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(28,020,798)	(25,279,558)
Class B Shares	(569,272)	(663,906)
Class C Shares	(4,206,537)	(22,460,082)
Class I Shares	43,553,428	(3,849,985)
Class R3 Shares	2,569,073	(1,502,345)
Class R4 Shares	689,938	15,217
Class R5 Shares	313,658	989,013

Net Increase (Decrease) in Net Assets	14,341,431	(54,799,270)

NET ASSETS
Beginning of Year	269,562,308	324,361,578

End of Year	$283,903,739	$269,562,308

Undistributed net investment income	$40,558	$64,362

See notes to financial statements.

36    Annual Reports

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$72,828,989	$68,224,679
Net realized gain (loss) on investments	2,898,742	22,349,977
Net unrealized appreciation (depreciation) on investments	(26,307,541)	19,198,183

Net Increase (Decrease) in Net Assets Resulting from Operations	49,420,190	109,772,839

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(19,108,273)	(20,844,311)
Class C Shares	(10,876,303)	(11,944,153)
Class I Shares	(42,187,380)	(34,874,369)
Class R3 Shares	(2,507,503)	(2,227,898)
Class R4 Shares	(45,910)	(219)
Class R5 Shares	(693,620)	(295,723)
From realized gains
Class A Shares	(4,830,351)	(8,162,458)
Class C Shares	(3,183,519)	(5,067,874)
Class I Shares	(8,807,696)	(10,507,616)
Class R3 Shares	(673,050)	(758,459)
Class R4 Shares	(477)	—
Class R5 Shares	(93,460)	(61,655)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	82,366,188	(127,630,504)
Class C Shares	25,363,704	(42,344,263)
Class I Shares	426,827,856	311,080,157
Class R3 Shares	54,628,845	37,870,291
Class R4 Shares	3,896,559	46,653
Class R5 Shares	79,873,082	8,559,767

Net Increase in Net Assets	629,368,882	202,610,205

NET ASSETS
Beginning of Year	3,215,418,562	3,012,808,357

End of Year	$3,844,787,444	$3,215,418,562

Distribution in excess of net investment income	$(83,528)	$(141,972)

See notes to financial statements.

Annual Reports    37

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Low Duration Income Fund

	Year Ended September 30, 2015	Period Ended* September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$103,665	$57,563
Net realized gain (loss) on investments	(1,200)	522
Net unrealized appreciation (depreciation) on investments	(10,894)	25,397

Net Increase (Decrease) in Net Assets Resulting from Operations	91,571	83,482

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(62,161)	(28,921)
Class I Shares	(41,488)	(28,642)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	3,274,840	6,667,167
Class I Shares	4,356,593	3,683,153

Net Increase in Net Assets	7,619,355	10,376,239

NET ASSETS
Beginning of Period	10,376,239	—

End of Period	$17,995,594	$10,376,239

Undistributed net investment income	$2,542	$1,386

*	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

38    Annual Reports

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently three of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the safety of capital. As a secondary objective, the Government and Income Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale.

The Income Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).

The Low Duration Fund currently offers two classes of shares of beneficial interest, Class A and Institutional Class (“Class I”).

Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. Each Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would

Annual Reports    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Measurements: The Funds categorize investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within a Fund’s hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by each Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the Fund’s valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within a Fund’s hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$58,042,292	$58,042,292	$—	$—
U.S. Government Agencies	51,044,477	—	48,936,190	2,108,287
Mortgage Backed	136,907,646	—	136,907,646	—
Short Term Investments	26,999,984	—	26,999,984	—

Total Investments in Securities	$272,994,399	$58,042,292	$212,843,820	$2,108,287

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a portfolio security characterized as a Level 3 investment representing $2,108,287 market value in U.S. Government Agencies was fair valued by the Committee using a yield of 2.937%, based upon current market prices and yields of comparable securities.

40    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015, is as follows:

	U.S. Government Agencies	Total(d)
Beginning Balance 9/30/2014	$2,356,134	$2,356,134
Accrued Discounts (Premiums)	2,836	2,836
Net Realized Gain (Loss)(a)	2,359	2,359
Gross Purchases	—	—
Gross Sales	(208,599)	(208,599)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(44,443)	(44,443)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 9/30/2015	$2,108,287	$2,108,287

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2015, which were valued using significant unobservable inputs was $(44,443). This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.
(d)	Level 3 investments represent 0.74% of total net assets at the year ended September 30, 2015. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$75,068,686	$75,068,686	$—	$—
U.S. Government Agencies	281,185,476	—	275,885,380	5,300,096
Other Government	100,730,368	—	100,730,368	—
Mortgage Backed	173,513,334	—	173,513,334	—
Asset Backed Securities	780,094,597	—	758,296,192	21,798,405
Corporate Bonds	1,838,815,371	—	1,838,815,371	—
Convertible Bonds	18,852,750	—	18,852,750	—
Municipal Bonds	146,576,257	—	146,576,257	—
Other Securities	13,420,000	—	13,420,000	—
Short Term Investments	302,097,425	—	302,097,425	—

Total Investments in Securities	$3,730,354,264	$75,068,686	$3,628,187,077	$27,098,501

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes and vendor prices were applied to $21,798,405 in asset backed portfolio securities characterized as Level 3 investments at September 30, 2015. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2015:

Annual Reports    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

INCOME FUND (Continued)

	Fair Value at September 30, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
U.S. Government Agencies	$5,300,096	Market comparable securities yield method	Yields of comparable securities	2.937% – 3.785% (3.476%)

Total	$5,300,096

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2015.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015, is as follows:

	Asset Backed Securities	Corporate Bonds	U.S. Government Agencies	Total(e)
Beginning Balance 9/30/2014	$22,153,810	$4,105,650	$19,329,101	$45,588,561
Accrued Discounts (Premiums)	20,448	740	(35,461)	(14,273)
Net Realized Gain (Loss)(a)	85,090	9,739	2,164	96,993
Gross Purchases	19,990,958	—	—	19,990,958
Gross Sales	(15,446,534)	(579,359)	(191,216)	(16,217,109)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	60,301	(14,100)	4,820	51,021
Transfers into Level 3(d)	—	—	—	—
Transfers out of Level 3(d)	(5,065,668)	(3,522,670)	(13,809,312)	(22,397,650)

Ending Balance 9/30/2015	$21,798,405	$—	$5,300,096	$27,098,501

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2015, which were valued using significant unobservable inputs was $65,121. This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2015. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.70% of total net assets at the year ended September 30, 2015. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

LOW DURATION FUND

The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$5,560,678	$5,560,678	$—	$—
U.S. Government Agencies	403,814	—	403,814	—
Other Government	201,761	—	201,761	—
Mortgage Backed	230,565	—	230,565	—
Asset Backed Securities	3,403,587	—	3,403,587	—
Corporate Bonds	4,804,807	—	4,804,807	—
Convertible Bonds	47,250	—	47,250	—
Municipal Bonds	324,819	—	324,819	—
Short Term Investments	3,078,123	3,078,123	—	—

Total Investments in Securities	$18,055,404	$8,638,801	$9,416,603	$—

42    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015, is as follows:

	Asset Backed Securities	Total(d)
Beginning Balance 9/30/2014	$100,000	$100,000
Accrued Discounts (Premiums)	635	635
Net Realized Gain (Loss)(a)	179	179
Gross Purchases	—	—
Gross Sales	(100,000)	(100,000)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(814)	(814)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 9/30/2015	$—	$—

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2015, which were valued using significant unobservable inputs was $0. This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.
(d)	Level 3 investments represent 0% of total net assets at the year ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities

Annual Reports    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Pay down gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund, ..50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund and .40 of 1% to .225 of 1% per annum of the average daily net assets of the Low Duration Fund, depending on each Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015, the Government Fund, Income Fund, and Low Duration Fund paid $6,295, $114,090, and $482 to the Advisor for these accounting services, respectively. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Funds’ shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2015, the Distributor has advised the Funds that they earned net commissions and collected contingent deferred sales charges (CDSC fees) as follows:

	Government Fund	Income Fund	Low Duration Fund
Commissions	$633	$5,256		$612
CDSC fees	$1,773	$49,384	$	n/a

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year. Contractual and voluntary fees reimbursed by the Funds’ at September 30, 2015, are as follows:

44    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

	Government Fund	Income Fund	Low Duration Fund
Contractual:
Class A	$—	$—	$67,507
Class B	19,887	—	—
Class C	—	—	—
Class I	—	—	34,130
Class R3	50,012	155,245	—
Class R4	21,000	16,358	—
Class R5	28,408	10,019	—

	Government Fund	Income Fund	Low Duration Fund
Voluntarily:
Class A	$—	$—	$62,044
Class C	4,947	—	—
Class I	—	—	31,764

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Funds’ cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2015, fees paid indirectly were $2,909 for the Government Fund, $4,683 for the Income Fund, and $343 for the Low Duration Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by affiliated Trustees, the Officers identified in the Trustees and Officers section of this report, and the Advisor is approximately 0.00%, 0.00%, 28.38% for the Government Fund, Income Fund, and Low Duration Fund, respectively.

The Funds may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that each such transaction will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Funds had no significant transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,924,018	$25,556,433	1,714,063	$22,865,234
Shares issued to shareholders in reinvestment of dividends	117,336	1,559,285	156,283	2,082,416
Shares repurchased	(4,145,593)	(55,136,516)	(3,769,364)	(50,227,208)

Net increase (decrease)	(2,104,239)	$(28,020,798)	(1,899,018)	$(25,279,558)

Class B Shares
Shares sold	1,585	$21,000	18,991	$252,210
Shares issued to shareholders in reinvestment of dividends	118	1,567	355	4,713
Shares repurchased	(44,658)	(591,839)	(69,262)	(920,829)

Net increase (decrease)	(42,955)	$(569,272)	(49,916)	$(663,906)

Annual Reports    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

GOVERNMENT FUND (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	567,096	$7,580,761	336,942	$4,519,939
Shares issued to shareholders in reinvestment of dividends	44,200	590,931	65,687	880,540
Shares repurchased	(925,703)	(12,378,229)	(2,077,467)	(27,860,561)

Net increase (decrease)	(314,407)	$(4,206,537)	(1,674,838)	$(22,460,082)

Class I Shares
Shares sold	4,981,837	$66,066,766	1,813,462	$24,164,635
Shares issued to shareholders in reinvestment of dividends	89,785	1,193,030	97,347	1,297,025
Shares repurchased	(1,785,584)	(23,706,368)	(2,199,111)	(29,311,645)

Net increase (decrease)	3,286,038	$43,553,428	(288,302)	$(3,849,985)

Class R3 Shares
Shares sold	565,901	$7,509,633	375,179	$5,003,670
Shares issued to shareholders in reinvestment of dividends	15,356	204,132	19,348	257,965
Shares repurchased	(386,887)	(5,144,692)	(507,115)	(6,763,980)

Net increase (decrease)	194,370	$2,569,073	(112,588)	$(1,502,345)

Class R4 Shares
Shares sold	59,286	$785,142	1,142	$15,250
Shares issued to shareholders in reinvestment of dividends	145	1,922	16	219
Shares repurchased	(7,333)	(97,126)	(19)	(252)

Net increase (decrease)	52,098	$689,938	1,139	$15,217

Class R5 Shares
Shares sold	83,822	$1,113,821	161,398	$2,151,422
Shares issued to shareholders in reinvestment of dividends	402	5,348	817	10,878
Shares repurchased	(60,670)	(805,511)	(88,161)	(1,173,287)

Net increase (decrease)	23,554	$313,658	74,054	$989,013

46    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

INCOME FUND

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	25,227,014	$338,693,537	20,658,936	$278,069,724
Shares issued to shareholders in reinvestment of dividends	1,573,173	21,117,049	1,935,680	25,992,765
Shares repurchased	(20,664,967)	(277,444,398)	(32,121,123)	(431,692,993)

Net increase (decrease)	6,135,220	$82,366,188	(9,526,507)	$(127,630,504)

Class C Shares
Shares sold	10,395,179	$139,390,004	8,103,867	$108,884,838
Shares issued to shareholders in reinvestment of dividends	932,129	12,491,193	1,113,293	14,926,284
Shares repurchased	(9,440,866)	(126,517,493)	(12,383,560)	(166,155,385)

Net increase (decrease)	1,886,442	$25,363,704	(3,166,400)	$(42,344,263)

Class I Shares
Shares sold	67,108,821	$901,062,644	53,437,378	$719,454,550
Shares issued to shareholders in reinvestment of dividends	3,275,176	43,963,186	2,874,558	38,631,611
Shares repurchased	(38,605,988)	(518,197,974)	(33,255,810)	(447,006,004)

Net increase (decrease)	31,778,009	$426,827,856	23,056,126	$311,080,157

Class R3 Shares
Shares sold	9,152,610	$122,597,022	5,189,231	$69,801,833
Shares issued to shareholders in reinvestment of dividends	227,265	3,052,454	214,137	2,879,405
Shares repurchased	(5,298,078)	(71,020,631)	(2,588,440)	(34,810,947)

Net increase (decrease)	4,081,797	$54,628,845	2,814,928	$37,870,291

Class R4 Shares
Shares sold	342,702	$4,602,724	3,467	$46,690
Shares issued to shareholders in reinvestment of dividends	287	3,848	16	218
Shares repurchased	(52,971)	(710,013)	(19)	(255)

Net increase (decrease)	290,018	$3,896,559	3,464	$46,653

Class R5 Shares
Shares sold	6,867,097	$91,721,414	913,728	$12,254,923
Shares issued to shareholders in reinvestment of dividends	57,917	775,893	26,437	355,574
Shares repurchased	(943,243)	(12,624,225)	(301,211)	(4,050,730)

Net increase (decrease)	5,981,771	$79,873,082	638,954	$8,559,767

Annual Reports    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

LOW DURATION INCOME FUND

	Year Ended September 30, 2015		Period Ended* September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	591,759	$7,333,655	548,858	$6,781,755
Shares issued to shareholders in reinvestment of dividends	4,384	54,300	2,224	27,529
Shares repurchased	(332,679)	(4,113,115)	(11,481)	(142,117)

Net increase (decrease)	263,464	$3,274,840	539,601	$6,667,167

Class I Shares
Shares sold	377,417	$4,668,821	342,617	$4,225,814
Shares issued to shareholders in reinvestment of dividends	3,074	38,070	2,304	28,523
Shares repurchased	(28,279)	(350,298)	(46,130)	(571,184)

Net increase (decrease)	352,212	$4,356,593	298,791	$3,683,153

*	For the period from commencement of operations on December 13, 2013, through September 30, 2014.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $71,843,389 and $33,179,096, respectively, the Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $1,258,106,913 and $538,706,680, respectively, and the Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $4,843,882 and $1,896,578, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

	Government Fund	Income Fund	Low Duration Fund
Cost of investments for tax purposes	$268,991,952	$3,718,299,042	$18,040,901

Gross unrealized appreciation on a tax basis	$4,674,485	$53,699,892	$64,387
Gross unrealized depreciation on a tax basis	(672,038)	(41,644,670)	(49,884)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,002,447	$12,055,222	$14,503

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes for the Government and Income Funds result primarily from deferral of outstanding wash sale losses.

At September 30, 2015, the Government Fund, Income Fund, and Low Duration Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $1,216,806, $71,842, and $0, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

During the year ended September 30, 2015, the Government Fund utilized $66,003 of short-term capital loss carryforwards generated after September 30, 2011.

At September 30, 2015, the Government Fund had cumulative tax basis capital losses of $7,424,164, (of which $2,089,134 are short-term and $5,335,030 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital

48    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2015

loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011 which may expire prior to utilization.

At September 30, 2015, the Government Fund had tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards generated prior to October 1, 2011 expire as follows:

2018	$17,316
2019	106,151

$123,467

At September 30, 2015, the Low Duration Fund had cumulative tax basis capital losses of $3,198 (of which $0 are short-term and $3,198 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry-forwards do not expire.

In order to account for permanent book to tax differences, the Government Fund increased undistributed net investment income by $1,375,696 and increased accumulated net realized loss by $1,375,696. The Income Fund decreased distribution in excess of net investment loss by $2,648,444 and decreased accumulated net realized gain by $2,648,444. The Low Duration Fund increased undistributed net investment income by $1,140, increased accumulated net realized loss by $1,134, and decreased net capital paid in on shares of beneficial interest by $6. Reclassifications have no impact upon the net asset values of the Funds and result primarily from redesignation of distributions and paydown gains and losses.

At September 30, 2015, the Government Fund had $140,802 in undistributed tax basis net ordinary income and no undistributed tax basis capital gains. The Income Fund had $795,287 in undistributed tax basis net ordinary income and no undistributed tax basis capital gains. The Low Duration Fund had $3,173 in undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

The tax character of distributions paid for the Funds during the year ended September 30, 2015, and September 30, 2014, was as follows:

	Government Fund		Income Fund		Low Duration Fund
	2015	2014	2015	2014	2015	2014
Distributions from:
Ordinary income	$4,553,413	$5,675,928	$78,665,311	$78,131,592	$103,649	$57,563
Capital gains	—	—	14,342,231	16,613,143	—	—

Total	$4,553,413	$5,675,928	$93,007,542	$94,744,735	$103,649	$57,563

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Reports    49

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)	$13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$13.26	1.15		0.92		0.92		0.92		1.62	14.15	$104,933
2014(b)	$13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$13.27	1.41		0.93		0.93		0.94		1.30	8.14	$132,916
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(b)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(b)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
Class B Shares
2015	$13.24	(0.02)	0.07	0.05	(0.05)	—	(0.05)	$13.24	(0.14)		2.23		2.22		7.08		0.35	14.15	$145
2014	$13.33	(0.01)	(0.02)	(0.03)	(0.06)	—	(0.06)	$13.24	(0.06)		2.40		2.40		3.60		(0.19)	8.14	$714
2013	$13.83	0.01	(0.39)	(0.38)	(0.12)	—	(0.12)	$13.33	0.07		2.29		2.29		2.57		(2.75)	12.18	$1,384
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
Class C Shares
2015	$13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$13.34	0.88		1.20		1.20		1.21		1.34	14.15	$46,777
2014	$13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$13.35	1.14		1.19		1.19		1.20		0.96	8.14	$51,001
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
Class I Shares
2015	$13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$13.26	1.45		0.62		0.62		0.62		1.93	14.15	$112,853
2014	$13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$13.27	1.73		0.61		0.61		0.61		1.62	8.14	$69,309
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
Class R3 Shares
2015	$13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$13.27	1.09		0.99		0.99		1.35		1.55	14.15	$16,320
2014	$13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$13.28	1.35		0.99		0.99		1.31		1.23	8.14	$13,748
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
Class R4 Shares
2015	$13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$13.26	1.00		0.99		0.99		17.30	(c)	1.55	14.15	$706
2014(d)	$13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$13.27	1.57	(e)	0.99	(e)	0.99	(e)	64.66	(c)(e)	0.78	8.14	$15
Class R5 Shares
2015	$13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$13.27	1.40		0.67		0.67		2.02		1.95	14.15	$2,170
2014	$13.36	0.21	— (f)	0.21	(0.30)	—	(0.30)	$13.27	1.59		0.67		0.67		2.87		1.56	8.14	$1,859
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(c)	(1.09)	12.18	$881
2012(g)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(e)	0.68	(e)	0.67	(e)	44.86	(c)(e)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was February 1, 2014.
(e)	Annualized.
(f)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(g)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding.

See notes to financial statements.

50 Annual Reports	Annual Reports 51

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)	$13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$13.32	1.94		0.87		0.87		0.87		1.27	18.71	$977,470
2014(b)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49	2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(b)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(b)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
Class C Shares
2015	$13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$13.30	1.71		1.10		1.10		1.10		1.04	18.71	$611,555
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47	1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
Class I Shares
2015	$13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$13.33	2.29		0.52		0.52		0.52		1.71	18.71	$1,982,536
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49	2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
Class R3 Shares
2015	$13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$13.33	1.82		0.99		0.99		1.11		1.16	18.71	$172,992
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50	2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
Class R4 Shares
2015	$13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$13.32	1.82		0.98		0.98		1.66		1.24	18.71	$3,908
2014(c)	$13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$13.48	1.99	(d)	0.99	(d)	0.99	(d)	61.75	(d)	1.84	29.41	$47
Class R5 Shares
2015	$13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$13.32	2.17		0.64		0.64		0.67		1.50	18.71	$96,326
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49	2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(e)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(f)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2014.
(d)	Annualized.
(e)	Effective date of this class of shares was May 1, 2012.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

52 Annual Reports	Annual Reports 53

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)	$12.38	0.08	—	(c)	0.08	(0.08)	—	(0.08)	$12.38	0.67		0.70		0.70		2.10		0.68	29.22	$9,940
2014(d)(b)	$12.31	0.08	0.08		0.16	(0.09)	—	(0.09)	$12.38	0.92	(e)	0.62	(e)	0.61	(e)	3.14	(e)	1.33	23.70	$6,678
Class I Shares
2015	$12.38	0.11	(0.01)		0.10	(0.11)	—	(0.11)	$12.37	0.87		0.50		0.50		1.89		0.80	29.22	$8,056
2014(d)	$12.31	0.11	0.07		0.18	(0.11)	—	(0.11)	$12.38	1.19	(e)	0.41	(e)	0.41	(e)	3.19	(e)	1.48	23.70	$3,698

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(d)	Fund commenced operations on December 30, 2013.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

54 Annual Reports	Annual Reports 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

Thornburg Limited Term Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Limited Term Municipal Funds (comprised of the Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

56    Annual Reports

EXPENSE EXAMPLES

September 30, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During period† 4/1/15–9/30/15
LIMITED TERM U.S. GOVERNMENT FUND
Class A Shares
Actual	$1,000.00	$1,003.80	$4.63
Hypothetical*	$1,000.00	$1,020.45	$4.67
Class B Shares
Actual	$1,000.00	$996.90	$12.12
Hypothetical*	$1,000.00	$1,012.93	$12.21
Class C Shares
Actual	$1,000.00	$1,002.40	$6.03
Hypothetical*	$1,000.00	$1,019.04	$6.08
Class I Shares
Actual	$1,000.00	$1,005.30	$3.13
Hypothetical*	$1,000.00	$1,021.95	$3.15
Class R3 Shares
Actual	$1,000.00	$1,003.40	$4.97
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R4 Shares
Actual	$1,000.00	$1,003.40	$4.97
Hypothetical*	$1,000.00	$1,020.11	$5.01
Class R5 Shares
Actual	$1,000.00	$1,005.00	$3.36
Hypothetical*	$1,000.00	$1,021.71	$3.39
LIMITED TERM INCOME FUND
Class A Shares
Actual	$1,000.00	$998.70	$4.39
Hypothetical*	$1,000.00	$1,020.68	$4.44
Class C Shares
Actual	$1,000.00	$997.60	$5.53
Hypothetical*	$1,000.00	$1,019.53	$5.59
Class I Shares
Actual	$1,000.00	$1,001.20	$2.66
Hypothetical*	$1,000.00	$1,022.41	$2.69
Class R3 Shares
Actual	$1,000.00	$998.20	$4.96
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R4 Shares
Actual	$1,000.00	$999.00	$4.87
Hypothetical*	$1,000.00	$1,020.19	$4.92
Class R5 Shares
Actual	$1,000.00	$999.80	$3.22
Hypothetical*	$1,000.00	$1,021.85	$3.26
LOW DURATION INCOME FUND
Class A Shares
Actual	$1,000.00	$1,001.60	$3.51
Hypothetical*	$1,000.00	$1,021.56	$3.55
Class I Shares
Actual	$1,000.00	$1,001.80	$2.51
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.92%; B: 2.42%; C: 1.20%; I: 0.62%; R3: 0.99% R4: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.88%; C: 1.10%; I: 0.53%; R3: 0.99% R4: 0.97% R5: 0.64%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Low Duration Income Fund expenses are equal to the the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Annual Reports    57

TRUSTEES AND OFFICERS

September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

58    Annual Reports

TRUSTEES AND OFFICERS, CONTINUED

September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Reports    59

TRUSTEES AND OFFICERS, CONTINUED

September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Thornburg Limited Term U.S. Government Fund of $4,553,413 are being reported as taxable ordinary investment income dividends for federal income tax purposes. Dividends paid by the Thornburg Limited Term Income Fund of $14,342,231 are being reported as long-term capital gain dividends and $78,665,311 are taxable ordinary investment income dividends. Dividends paid by the Thornburg Low Duration Income Fund of $103,649 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY

AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment

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management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Fund Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the broad-based securities index and higher than the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in five of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all of the nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the first quartile of performance of a mutual fund category for the one-year period ended with the second quarter of the current year and fell in or near the top decile of performance for the category for the three-year, five-year and ten-year periods ended with the second quarter. Noted data also showed that the Fund’s annualized investment returns fell in the top quartile of investment performance of a second mutual fund category for the same periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was slightly higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Data for the peer group showed that the Fund’s advisory fee was comparable to the median levels for the two peer groups but at the high end of the range for one of the peer groups, and that the total expense levels of the representative share classes were comparable to the median expense levels of their respective peer groups. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised mutual funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

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Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole is satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY

AGREEMENT FOR THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of

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investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of a broad-based securities index and exceeded the average return for the mutual fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in eight of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all of the nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the top decile of investment performance of a mutual fund category for the one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in or at the top decile of investment performance of a second mutual fund category for the one-year, three-year, five-year and ten-year periods ended with the second quarter of the current year. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees noted that they generally attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was slightly higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Data for the peer groups showed that the Fund’s advisory fee was comparable to the median levels for the two peer groups, and that the total expense levels of the representative share classes were similarly comparable to the median expense levels of their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

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Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

FOR THORNBURG LOW DURATION INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted

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by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, and comparative annualized total return data for the Fund, a broad-based securities index, and two mutual fund categories selected by independent mutual fund analyst firms that assign a percentage rank to the Fund’s investment performance for each period relative to each of the fund categories.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data considered by the Trustees in their evaluation showed that the Fund’s annualized investment returns fell in the first quartile of performance of a mutual fund category for the three-month period ended with the second quarter of the current year, fell at the midpoint of performance of the category for the year-to-date period, and fell near the top quartile for the one-year period. Data also showed that the Fund’s annualized investment returns fell near the first quartile of performance of the second fund category for the three-month period ended with the second quarter of the current year, fell above the midpoint of performance of the category for the year-to-date period, and fell in the top quartile of performance for the one-year period.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee level and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the stated advisory fee for the Fund was comparable to the median and slightly higher than the average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund after fee waivers and expense reimbursements by the Advisor was lower than the median and average levels of total expenses for the category. Data for the peer group showed that the Fund’s stated advisory fee was comparable to the median levels for the peer group, and that the total expense level of the representative share class of the Fund was lower than the median level for the peer group after waivers of fees and reimbursements of expenses.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund produces no profits for the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee break-

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point structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Reports    67

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

68    Annual Reports

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Reports    69

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70    Annual Reports

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Annual Reports    71

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH076

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Strategic Income Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Income Fund for the year ended September 30, 2015. The net asset value (NAV) of a Class A share of the Thornburg Strategic Income Fund decreased 96 cents in the period to $11.22. If you were invested for the entire period, you received dividends of 46.3 cents per share. If you reinvested your dividends, you received 47.1 cents per share. Dividends per share varied for other share classes to account for class-specific expenses.

Combining income and change in price, Class A shares of the Thornburg Strategic Income Fund produced a total return of negative 2.97% (without sales charge) over the 12-month period. The Barclays U.S. Universal Bond Index produced a return of 2.33%, and a blended index of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a 1.40% total return over the same time period.

Market Impact

The landscape for investors outside of cash and U.S. Treasuries over the year has been challenging. What was supposed to be a year of economic stability and recovery resulting from global monetary policy easing morphed into continued economic malaise with markets questioning the effectiveness of monetary medicine more broadly. Growth remains low across most countries, and despite the fears of the opposite, inflation remains elusive. The two main central banks that entered the year with hopes of raising rates in 2015, the U.S. Federal Reserve and the Bank of England, now both appear to be on hold. For the Federal Reserve, at the start of the year, the market was pricing a 95% probability of the beginning of a rate-rise cycle by the end of 2015; today policy rates remain at zero and the market expects only a 30% probability the year will end with official rates higher. Rather than tighter global monetary conditions, there is now renewed talk of further monetary easing (in the form of stimulus measures aside from low short-term rates) from both the European Central Bank and the Bank of Japan. China too has joined the global policy-easing roundtable with numerous moves to help support a now-struggling domestic economy.

Asset markets globally have had a turbulent ride through the last year. As oil and commodity prices sold off significantly in late 2014 and into the first quarter of 2015, this initially caused price weakness, but was largely contained within the commodity space. The potential slowdown in China was reflected in a highly volatile Chinese stock market, with selloffs exceeding 7% on numerous occasions. This caused speculation that China had failed at reorienting its economy away from manufacturing toward the consumer services sector, and was instead suffering a hard landing. Fears were further stoked after Chinese policy makers moved to devalue the renminbi, causing trepidation about a new episode of competitive currency devaluation and potential capital account outflows. The potential weakness in the largest contributor of global growth (China) rippled through to other global economies, with emerging markets and close trading partners to China the hardest hit. The Thornburg Strategic Income Fund had small exposure to emerging markets; however, both Mexico and Brazil positions within the Fund were detractors to performance. As markets adjusted their expectations for the likelihood of a Federal Reserve liftoff since our last letter in March 2015, the dollar has lost some ground against the euro, the British pound, and the Japanese yen.

U.S. Treasuries and other government-related securities comprise 40-60% of the benchmarks for this Fund, with the rest heavily weighted toward high-quality credit securities. Given the general “risk-off” sentiment (when investors tend to move to safety and away from risk) of fixed-income markets for much of the past year, it is no surprise that most instruments with any form of credit risk fared less well than those of the U.S. Government and its instrumentalities. The BBB portion of the Barclays U.S. Aggregate Bond Index returned negative 0.47% over the year while the Barclays U.S. Corporate High Yield Index returned negative 3.43%, this versus the U.S. Treasury portion of the Barclays U.S. Aggregate Bond Index, which returned 3.76% for the year. In past letters we have commented that investors were poorly compensated for assuming incrementally more risk (in the form of credit or duration risk), which meant in turn we had positioned the Fund toward better quality credit and more liquid positions, and held more cash. While we are happy to have made the move, the significant and broad move of risk assets lower meant that we were not spared from the market adjustment.

With a negative year now behind us, we look toward the future. After the Federal Reserve decided not to raise rates in September, investors are left questioning when the first increase since June 2006 will come. Although we have commented that the timing from month to month isn’t tremendously important, we worry when recent Fed estimates show that it won’t be until 2018 (some 10 years after rates first reached near zero) that the Fed finally reaches what they believe may be a “terminal” Fed funds rate of 3.5%. With the average business cycle lasting only seven years in the U.S., one has to wonder what the landscape looks like when the next slowdown inevitably arrives. It is highly likely rates will be lower than at the onset of previous downturns and the Fed’s balance sheet will remain inflated, which leaves policy makers with diminished capacity and tools to help steer a struggling economy. And for the first time in U.S. monetary policy history, some on the Federal Reserve Board believe that negative rates are the appropriate policy response to help spur economic growth. We worry that monetary policy action that was likely helpful to contain an economic collapse post-crisis is now not

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

sufficient to bolster weak productivity in a global landscape seeking real growth.

Although we have painted a pretty bleak picture within the global landscape and in risk assets (loosely defined as anything outside of U.S. Treasuries or cash) more broadly, a benefit for asset allocators is the opportunity of better entry points. The combination of potential slower growth, combined with quarter-end and liquidity pressures for some, has meant that some areas of the market have been particularly hard hit. Risky credit (lower-rated bonds) in particular has been hard hit, with the Barclays U.S. Corporate High Yield Index rising from a 6.61% yield to start the year to a 7.67% yield at the time of this writing (October 16, 2015). Given that bond prices generally move in the opposite direction of yield, this means potentially more interesting entry points for those willing and able to lend. Although compensation above and beyond U.S. Treasuries for lending to risky credits has risen, the all-in yield remains slightly lower than the long-term average. Many companies and “credit stories” will be challenged in an environment of slower global growth and sustained lower commodity prices. However, for those investors willing to dig through the weeds, there are many credits with low debt levels and stable businesses, which look attractive at today’s wider spreads.

Low U.S. Treasury yields and the prospect of eventually rising short-term rates leaves us loathe to add interest-rate risk. That said, lower entry points and higher compensation for lending give us some comfort that any policy tightening during a period of economic strength will be met with falling compensation for assuming risk and thus help to offset some of the potential rise in yields. Further, the Federal Reserve continues to provide guidance that the eventual unwind in rates is likely to be gradual and result in a lower terminal Fed Funds rate. Risks remain, and we will remain cautious going forward. Liquidity continues to be scarce, and we are likely to continue to hold higher cash balances going forward as a result of the changing landscape and a lower broker/dealer willingness to hold bonds in inventory. Outstanding corporate debt has almost doubled in a period during which dealer balance sheets have shrunk by nearly 80% since the crisis. When and whether a liquidity crisis arrives isn’t a question we can answer, but we believe it is prudent to be aware of the changing environment and prepare the portfolios appropriately.

The Fed has never before had to attempt an exit from the extraordinary policy conditions in place today, nor has the market had to navigate the current liquidity landscape or potential for miscommunication between policy makers and investors. The only outcome that is almost certain going forward is higher volatility. With higher volatility comes enhanced opportunities to provide long-term returns for investors, something we as managers have navigated in the past. However, it is important to keep in mind the potential impacts to this type of strategy. Seeking higher income and return necessarily requires accepting additional risk and volatility. The Fund will likely continue to target lower interest-rate exposure and higher liquidity while selectively adding interesting credit stories and some foreign currency opportunities where we see value. We believe that the current landscape is more fairly priced than in recent periods and we will continue to balance risk with the potential for shareholder return. We believe that your Fund is well positioned to achieve its longer-term goals of a high current level of income and some long-term capital appreciation.

Sincerely,

Jason H. Brady, CFA

Portfolio Manager

Managing Director

Lon R. Erickson, CFA

Portfolio Manager

Managing Director

Jeff Klingelhofer, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 12/19/07)
Without sales charge	-2.97%	3.11%	5.31%	6.46%
With sales charge	-7.31%	1.54%	4.34%	5.83%
Class C Shares (Incep: 12/19/07)
Without sales charge	-3.61%	2.53%	4.71%	5.85%
With sales charge	-4.53%	2.53%	4.71%	5.85%
Class I Shares (Incep: 12/19/07)	-2.73%	3.44%	5.65%	6.77%
Class R3 Shares (Incep: 5/1/12)	-3.07%	3.06%	—	4.05%
Class R4 Shares (Incep: 2/1/14)	-3.07%	—	—	0.65%
Class R5 Shares (Incep: 5/1/12)	-2.75%	3.36%	—	4.35%
Barclays U.S. Universal Index (Since 12/19/07)	2.33%	1.89%	3.36%	4.66%
Blended Index (Since 12/19/07)	1.40%	3.13%	4.26%	4.34%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

Growth of a Hypothetical $10,000 Investment

30-Day Yields, A Shares

(with sales charge)

SEC Yield	5.76%

Annualized Distribution Yield	4.09%

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.22%; C shares, 1.98%; I shares, 0.90%; R3 shares, 3.10%; R4 shares, 1.50%; R5 shares, 2.11%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.80%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Barclays U.S. Aggregate Bond Index – This index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Barclays U.S. Corporate High-Yield Index – This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Barclays U.S. Universal Bond Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Blended Index – Thornburg Strategic Income Fund’s Blended Index is composed of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.

MSCI World Index – This index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The Annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

6    Annual Report

FUND SUMMARY

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

Portfolio Composition

Fixed Income Credit Quality*

*	Excludes equity securities.

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Top Ten Industry Groups

Energy	10.0%
Diversified Financials	7.7%
Materials	5.6%
Capital Goods	5.5%
Telecommunication Services	4.6%
Commercial & Professional Services	4.3%
Media	3.6%
Food, Beverage & Tobacco	3.4%
Real Estate	3.1%
Consumer Services	2.9%

Country Exposure**

United States	63.6%
Mexico	3.6%
United Kingdom	2.9%
Canada	2.9%
Brazil	2.0%
Australia	1.5%
Sweden	1.1%
Switzerland	1.0%
Morocco	0.9%
Cayman Islands	0.8%
Aruba	0.8%
Luxembourg	0.8%
Spain	0.7%
Israel	0.7%
France	0.7%
Czech Republic	0.7%
Argentina	0.7%
Russia	0.6%
India	0.5%
Jamaica	0.5%
South Korea	0.4%
Belgium	0.4%
Barbados	0.4%
Mauritius	0.3%
Romania	0.3%
Chile	0.3%
Germany	0.3%
Italy	0.3%
China	0.2%
Netherlands	0.2%
Supranational	0.2%
Hong Kong	0.2%
New Zealand	0.1%
Panama	0.1%
Indonesia	0.1%
Iceland*	0.0%
Other Assets Less Liabilities	9.2%

*	Percentage was less than 0.1%.
**	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value
COMMON STOCK — 1.08%

ENERGY — 0.54%
Oil, Gas & Consumable Fuels — 0.54%
Eni S.p.A.	147,400	$2,314,101
[a] Halcon Resources Corp.	100,549	53,291
[b] ROMGAZ SA-GDR	531,954	4,042,851
[a,c] TPT Acquisition, Inc.	20,480	0

		6,410,243

MATERIALS — 0.00%
Metals & Mining — 0.00%
[a] Jaguar Mining, Inc.	144,927	21,594

		21,594

REAL ESTATE — 0.39%
Real Estate Investment Trusts — 0.39%
Annaly Capital Management, Inc.	212,700	2,099,349
Capstead Mortgage Corp.	259,027	2,561,777

		4,661,126

RETAILING — 0.15%
Internet & Catalog Retail — 0.15%
Trade Me Ltd.	748,335	1,759,609

		1,759,609

TOTAL COMMON STOCK (Cost $20,028,144)		12,852,572

PREFERRED STOCK — 1.59%

BANKS — 0.34%
Banks — 0.34%
First Niagara Financial Group Pfd, 8.625%	17,732	470,075
GMAC Capital Trust I Pfd, 8.125%	140,000	3,574,200

		4,044,275

ENERGY — 0.05%
Oil, Gas & Consumable Fuels — 0.05%
[c] Halcon Resources Corp. Pfd, 5.75%	4,441	590,653

		590,653

MISCELLANEOUS — 0.90%
U.S. Government Agencies — 0.90%
[b] Cobank, ACB Pfd, 6.25%	50,000	5,193,750
[b] AgriBank, FCB Pfd, 6.875%	40,000	4,210,000
[b] Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,248,125

		10,651,875

REAL ESTATE — 0.05%
Real Estate Investment Trusts — 0.05%
VEREIT, Inc., Pfd, 6.70%	25,857	625,739

		625,739

TELECOMMUNICATION SERVICES — 0.25%
Wireless Telecommunication Services — 0.25%
[b] Centaur Funding Corp. Pfd, 9.08%	2,380	2,916,988

		2,916,988

TOTAL PREFERRED STOCK (Cost $21,158,619)		18,829,530

ASSET BACKED SECURITIES — 11.03%

AUTO RECEIVABLES — 0.77%
[b] Drive Auto Receivables Trust, 2.59%, 12/16/2019	$9,125,000	9,124,861

		9,124,861

COMMERCIAL MTG TRUST — 1.56%
[b] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	2,858,081	2,963,990
[b] CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 5.723%, 4/15/2044	6,200,000	6,869,539
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.65%, 3/25/2034	112,380	91,494
[b] CVS Pass-Through Trust, 9.35%, 1/10/2023	4,605,000	5,470,390
[b] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.799%, 10/25/2044	2,000,000	2,012,828
[b] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 3.199%, 12/25/2045	1,064,660	1,082,212

		18,490,453

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value

OTHER ASSET BACKED — 6.25%
[b] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96%, 3/15/2063	$9,853,997	$10,471,667
[b,c] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	4,175,417	4,405,065
[b] American Credit Acceptance, Series 2014-2 Class B, 2.26%, 3/10/2020	6,875,000	6,894,753
[b] CLI Funding, LLC, Series 2014-1A Class A, 3.29%, 6/18/2029	4,250,689	4,316,493
[b,c] Concord Funding Co., LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	3,988,000
[b] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	9,710,813	10,035,996
[b,d] ECAF Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	7,750,000	7,880,781
[b] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	3,191,230
[b,d] Global SC Finance SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	4,195,833	4,227,801
[b] JPR Royalty, LLC, 14.00%, 9/1/2020	2,000,000	1,000,000
[b,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.109%, 12/1/2037	839,500	774,439
[b] Progreso Receivables Funding, LLC, Series 2015-A Class A, 3.625%, 2/8/2020	10,025,000	10,071,578
[b] SolarCity LMC, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	3,280,555	3,517,332
[b] SolarCity LMC, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	3,294,519	3,413,122

		74,188,257

RESIDENTIAL MTG TRUST — 2.14%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.331%, 12/20/2036	727,952	299,909
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.607%, 8/25/2033	241,801	242,237
[b] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00%, 1/25/2035	4,314,474	4,461,643
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	502,432	507,900
[b] CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 0.894%, 3/25/2045	1,409,251	1,363,060
FBR Securitization Trust, Series 2005-2 Class M1, 0.919%, 9/25/2035	2,471,069	2,448,055
JPMorgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.339%, 7/25/2036	591,430	584,816
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.56%, 8/25/2034	283,328	263,220
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.514%, 11/25/2035	854,278	841,359
New Century Home Equity Loan Trust, Series 2005-2 Class M1, 0.624%, 6/25/2035	1,254,530	1,249,857
Park Place Securities, Inc., Series 2004-MHQ1 Class M2, 1.319%, 12/25/2034	1,759,087	1,751,504
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.344%, 6/25/2036	38,706	38,682
[b,c] SHAP, Series 2013-RM1 Class A, 4.00%, 5/26/2053	3,023,079	3,035,171
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	677,317	693,894
[b] TAL Advantage, LLC, Series 2014-1A Class A, 3.51%, 2/22/2039	7,364,583	7,546,025
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.622%, 2/25/2035	205,884	78,120

		25,405,452

STUDENT LOAN — 0.31%
Access Group, Inc., Series 2005-A Class A3, 0.695%, 7/25/2034	3,805,458	3,638,366

		3,638,366

TOTAL ASSET BACKED SECURITIES (Cost $128,501,582)		130,847,389

CORPORATE BONDS — 59.88%

AUTOMOBILES & COMPONENTS — 0.50%
Auto Components — 0.16%
[b,d] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	1,940,000
Automobiles — 0.34%
[b] Daimler Finance North America, LLC, 3.875%, 9/15/2021	3,935,000	3,980,052

		5,920,052

BANKS — 1.68%
Banks — 1.68%
[b] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	5,300,000	1,270,021
[b,d] Banco Santander Chile Floating Rate Note, 2.209%, 6/7/2018	4,000,000	4,030,000
Bank of America Corp., 4.20%, 8/26/2024	3,200,000	3,197,709
[a,b,d,e] Islandsbanki, 4.41%, 10/15/2008	60,000	18,450
National City Bank Floating Rate Note, 0.702%, 6/7/2017	1,000,000	994,329
[d] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,179,778
[d] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,164,416
[b,d] Sberbank of Russia, 5.50%, 2/26/2024	7,200,000	6,102,000

		19,956,703

CAPITAL GOODS — 5.49%
Construction & Engineering — 2.44%
[b,d] Abengoa Finance, S.A.U., 7.75%, 2/1/2020	2,696,000	1,095,250
[b,d] Abengoa Greenfield, S.A., 6.50%, 10/1/2019	6,400,000	2,400,000
[b] AECOM Technology Corp., 5.875%, 10/15/2024	4,835,000	4,871,263
[b,d] Ausdrill Finance Property Ltd., 6.875%, 11/1/2019	5,385,000	3,769,500
URS Corp., 3.85%, 4/1/2017	11,190,000	11,190,000
[b] Zachry Holdings, Inc., 7.50%, 2/1/2020	5,725,000	5,653,437

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value
Electrical Equipment — 0.06%
[b] EnerSys Co., 5.00%, 4/30/2023	$795,000	$771,150
Industrial Conglomerates — 0.37%
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,345,904
Machinery — 0.20%
[b,d] Automation Tooling Systems, 6.50%, 6/15/2023	1,590,000	1,593,975
[b] Waterjet Holdings, Inc., 7.625%, 2/1/2020	750,000	750,000
Trading Companies & Distributors — 2.42%
[b] Aviation Capital Group Corp., 6.75%, 4/6/2021	11,500,000	12,908,750
[b] Aviation Capital Group Corp., 7.125%, 10/15/2020	1,881,000	2,177,258
[b] International Lease Finance Corp., 7.125%, 9/1/2018	8,000,000	8,799,200
[b] Wajax Corp. (CAD), 6.125%, 10/23/2020	6,510,000	4,829,449

		65,155,136

COMMERCIAL & PROFESSIONAL SERVICES — 3.58%
Commercial Services & Supplies — 2.31%
ADT Corp., 5.25%, 3/15/2020	8,155,000	8,379,262
[b] GFL Environmental Corp. (CAD), 7.50%, 6/18/2018	5,460,000	4,050,506
Iron Mountain, Inc., 6.00%, 8/15/2023	3,000,000	3,000,000
RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,500,000	4,713,750
RR Donnelley & Sons Co., 7.875%, 3/15/2021	6,968,000	7,246,720
Professional Services — 1.27%
Dun & Bradstreet, Inc., 4.00%, 6/15/2020	4,185,000	4,273,973
[b] Nielsen Finance, LLC, 5.00%, 4/15/2022	7,200,000	6,975,000
Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	3,876,641

		42,515,852

COMMERCIAL SERVICES & SUPPLIES — 0.36%
Diversified Support Services — 0.36%
Lavare Holding AB (SEK), 4.72%, 4/4/2019	35,000,000	4,218,215

		4,218,215

CONSUMER DURABLES & APPAREL — 0.17%
Leisure Products — 0.17%
[b] Vista Outdoor, Inc., 5.875%, 10/1/2023	1,985,000	2,014,775

		2,014,775

CONSUMER SERVICES — 2.13%
Diversified Consumer Services — 0.35%
[b] Nord Anglia Education Finance, LLC (CHF), 5.75%, 7/15/2022	3,985,000	4,201,301
Hotels, Restaurants & Leisure — 1.78%
Aramark Services, Inc., 5.75%, 3/15/2020	8,720,000	9,063,350
[b,d] Arcos Dorados Holdings, Inc., 6.625%, 9/27/2023	7,470,000	6,043,230
[b] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	8,000,000	1,773,742
[b] Nathan’s Famous, Inc., 10.00%, 3/15/2020	4,000,000	4,190,000

		25,271,623

DIVERSIFIED FINANCIALS — 6.34%
Capital Markets — 3.31%
Ares Capital Corp., 4.875%, 11/30/2018	7,000,000	7,231,994
[b] Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,913,198
[b,d] BTG Investments LP, 4.50%, 4/17/2018	4,750,000	4,191,875
[b,d] Credit Suisse Group Fund, Ltd., 3.80%, 9/15/2022	2,450,000	2,447,205
FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,370,553
Goldman Sachs Group, Inc. Floating Rate Note, 1.314%, 10/23/2019	11,760,000	11,782,591
Merrill Lynch & Co., 0.85%, 5/2/2017	2,500,000	2,476,882
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	775,000	794,375
Consumer Finance — 1.42%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,075,000
[a,b,e] Cash Store Financial (CAD), 0%, 1/31/2017	1,700,000	244,841
First Cash Financial Services, Inc., 6.75%, 4/1/2021	9,300,000	9,300,000
[b] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	2,000,000	3,253,924
Diversified Financial Services — 1.61%
[b,d] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	7,000,000	6,860,000
[b] Citicorp, 8.04%, 12/15/2019	250,000	300,895
[b] McGraw Hill Financial, Inc., 4.00%, 6/15/2025	1,590,000	1,582,541
[b] McGraw Hill Financial, Inc., 3.30%, 8/14/2020	1,975,000	2,009,541
[b] MSCI, Inc., 5.25%, 11/15/2024	1,625,000	1,641,250

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value
[b] MSCI, Inc., 5.75%, 8/15/2025	$1,520,000	$1,531,400
[b] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	6,550,000	5,158,125

		75,166,190

ENERGY — 8.81%
Energy Equipment & Services — 1.05%
[b,d] Anton Oilfield Services Group, 7.50%, 11/6/2018	7,000,000	2,415,000
Compressco Partners, L.P., 7.25%, 8/15/2022	4,800,000	3,912,000
Oceaneering International, Inc., 4.65%, 11/15/2024	4,075,000	3,876,980
[b,d,e] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	10,684,600	2,243,766
Oil, Gas & Consumable Fuels — 7.76%
Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/2021	3,000,000	1,260,000
[b] Citgo Petroleum Corp., 6.25%, 8/15/2022	1,450,000	1,384,750
[b,d] Delek & Avner Tamar Bond Ltd., 3.839%, 12/30/2018	2,250,000	2,261,250
[b,d] Delek & Avner Tamar Bond Ltd., 2.803%, 12/30/2016	6,145,000	6,137,319
Energy Transfer Partners LP, 3.318%, 11/1/2066	1,200,000	876,000
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,477,000
[b] Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,756,170
[b] Florida Gas Transmission Co., LLC, 4.35%, 7/15/2025	2,224,000	2,196,095
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	1,911,000	1,203,930
[b,d] Gazprom Neft OAO, 6.00%, 11/27/2023	1,500,000	1,384,050
Global Partners LP/GLP Finance Corp., 6.25%, 7/15/2022	5,975,000	5,258,000
Gulf South Pipeline Co. LP, 4.00%, 6/15/2022	4,860,000	4,575,690
[b] Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,515,000	5,550,136
[b] Kinder Morgan (Delaware), Inc., 5.00%, 2/15/2021	7,791,000	7,961,179
[b] Linc Energy, 12.50%, 10/31/2017	6,185,000	927,750
[b] Linc Energy, 9.625%, 10/31/2017	1,324,000	1,059,200
NGL Energy Partners LP, 6.875%, 10/15/2021	6,000,000	5,640,000
Northern Tier Energy, LLC, 7.125%, 11/15/2020	6,450,000	6,450,000
[b,d] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	4,077,450	1,074,408
[d] Petrobras Global Finance B.V., 3.00%, 1/15/2019	1,000,000	722,500
[d] Petrobras Global Finance B.V. Floating Rate Note, 2.694%, 3/17/2017	3,650,000	3,139,000
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,192,809
[b,d] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	1,220,670	781,229
[e] RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	110,000
[b] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,000,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,360,000	7,189,600
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,021,242
Tesoro Logistics LP, 6.125%, 10/15/2021	2,000,000	1,965,000
[b,d] Tullow Oil plc, 6.25%, 4/15/2022	10,400,000	7,280,000
Williams Partners LP, 4.50%, 11/15/2023	5,600,000	5,248,729

		104,530,782

FOOD & STAPLES RETAILING — 1.37%
Food & Staples Retailing — 1.37%
[b] Bakkavor Finance (2) plc (GBP), 8.75%, 6/15/2020	6,275,000	10,371,509
[b] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	6,485,000	5,901,350

		16,272,859

FOOD, BEVERAGE & TOBACCO — 2.11%
Beverages — 0.52%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	466,641
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	492,269
[b,d] Central America Bottling Corp., 6.75%, 2/9/2022	5,000,000	5,232,500
Food Products — 1.38%
[b,d] Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,229,968
[b,d] BRF S.A., 4.75%, 5/22/2024	4,650,000	4,394,250
[b,d] Comfeed Finance B.V., 6.00%, 5/2/2018	2,000,000	1,350,000
[b] Dean Foods Co., 6.50%, 3/15/2023	6,330,000	6,424,950
Tobacco — 0.21%
Reynolds American, Inc., 4.00%, 6/12/2022	800,000	835,934
Reynolds American, Inc., 4.45%, 6/12/2025	1,590,000	1,663,705

		25,090,217

HEALTH CARE EQUIPMENT & SERVICES — 1.00%
Health Care Equipment & Supplies — 0.14%
Teleflex, Inc., 5.25%, 6/15/2024	1,715,000	1,723,575

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value
Health Care Providers & Services — 0.86%
[b] Covenant Surgical Partners, Inc., 8.75%, 8/1/2019	$5,990,000	$6,004,975
DaVita Healthcare Partners, 5.125%, 7/15/2024	4,245,000	4,168,590

		11,897,140

HOUSEHOLD & PERSONAL PRODUCTS — 0.45%
Household Products — 0.45%
Energizer Holdings, Inc., 4.70%, 5/24/2022	5,190,000	5,313,091

		5,313,091

INSURANCE — 2.09%
Insurance — 2.09%
[b,d] DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,814,606
ELM B.V. (AUD), 7.635%, 12/29/2049	1,000,000	734,339
ELM B.V. (AUD), 3.41%, 4/29/2049	1,000,000	687,297
[b] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,330,000	1,545,590
Genworth Holdings, Inc., 4.90%, 8/15/2023	6,000,000	4,680,000
Kemper Corp., 4.35%, 2/15/2025	3,950,000	4,020,938
[b,d] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,339,682
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,549,456
[b] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,474,600

		24,846,508

MATERIALS — 4.30%
Chemicals — 1.53%
[b,d] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	6,100,000	5,764,500
[b,d] Kissner Milling Co., Ltd., 7.25%, 6/1/2019	2,300,000	2,162,000
[b,d] Office Cherifien des Phosphates, 5.625%, 4/25/2024	10,000,000	10,200,400
Construction Materials — 0.45%
[b,d] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	6,500,000	4,361,500
Wesco Distribution, Inc., 5.375%, 12/15/2021	1,000,000	956,250
Containers & Packaging — 0.25%
[b] Sealed Air Corp., 4.875%, 12/1/2022	2,985,000	2,951,419
Metals & Mining — 1.55%
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	3,138,000	1,882,800
[b] Compass Minerals International, Inc., 4.875%, 7/15/2024	1,525,000	1,418,250
[b] Glencore Funding, LLC Floating Rate Note, 1.649%, 1/15/2019	11,000,000	8,993,138
[b,d] Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	6,139,609
Paper & Forest Products — 0.52%
[b] Neenah Paper, Inc., 5.25%, 5/15/2021	6,225,000	6,193,875

		51,023,741

MEDIA — 1.62%
Media — 1.62%
[b] Cable One, Inc., 5.75%, 6/15/2022	4,390,000	4,326,345
[b,d] Numericable Group S.A., 4.875%, 5/15/2019	3,100,000	2,999,250
[b,d] Numericable Group S.A., 6.00%, 5/15/2022	5,475,000	5,276,531
The Washington Post Co., 7.25%, 2/1/2019	2,100,000	2,215,500
[b,d] Virgin Media, Inc., 5.375%, 4/15/2021	4,324,500	4,351,528

		19,169,154

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.34%
Pharmaceuticals — 0.34%
[b,c] Atlas U.S. Royalty, LLC, 12.25%, 3/15/2027	5,450,000	1,242,600
[b,d] Concordia Healthcare Corp., 7.00%, 4/15/2023	3,150,000	2,756,250

		3,998,850

REAL ESTATE — 1.45%
Real Estate Investment Trusts — 1.45%
Digital Realty Trust, L.P., 3.95%, 7/1/2022	3,985,000	3,980,585
EPR Properties, 5.25%, 7/15/2023	5,000,000	5,138,000
[g] OUTFRONT Media Capital, LLC, 5.25%, 2/15/2022	4,745,000	4,739,069
Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,568,746
Select Income REIT, 2.85%, 2/1/2018	1,720,000	1,726,231

		17,152,631

RETAILING — 2.31%
Distributors — 0.71%
LKQ Corp., Inc., 4.75%, 5/15/2023	8,754,000	8,425,725

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value
Internet & Catalog Retail — 0.66%
QVC, Inc., 4.45%, 2/15/2025	$8,147,000	$7,855,182
Multiline Retail — 0.61%
[b] Family Tree Escrow, LLC, 5.75%, 3/1/2023	1,540,000	1,597,750
[b] Family Tree Escrow, LLC, 5.25%, 3/1/2020	745,000	763,923
[b,d] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,550,000	4,870,125
Specialty Retail — 0.33%
Outerwall, Inc., 5.875%, 6/15/2021	4,115,000	3,852,669

		27,365,374

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.19%
Semiconductors & Semiconductor Equipment — 0.19%
[b,d] Sensata Technologies B.V., 5.00%, 10/1/2025	2,400,000	2,253,000

		2,253,000

SOFTWARE & SERVICES — 2.15%
Information Technology Services — 0.62%
Neustar, Inc., 4.50%, 1/15/2023	8,660,000	7,274,400
Internet Software & Services — 0.79%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75%, 4/15/2023	5,417,000	5,735,249
Verisign, Inc., 4.625%, 5/1/2023	3,750,000	3,646,875
Software — 0.74%
[b] Audatex North America, Inc., 6.00%, 6/15/2021	815,000	816,622
Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,382,801
Autodesk, Inc., 4.375%, 6/15/2025	1,600,000	1,604,365
CA Technologies, Inc., 3.60%, 8/1/2020	3,905,000	3,992,234

		25,452,546

TECHNOLOGY HARDWARE & EQUIPMENT — 2.10%
Computers & Peripherals — 0.26%
Lexmark International, Inc., 5.125%, 3/15/2020	3,000,000	3,133,278
Electronic Equipment, Instruments & Components — 1.51%
Anixter, Inc., 5.125%, 10/1/2021	9,395,000	9,324,538
Ingram Micro, Inc., 4.95%, 12/15/2024	1,951,000	2,012,936
Trimble Navigation, Ltd., 4.75%, 12/1/2024	6,525,000	6,526,383
Technology, Hardware, Storage & Peripherals — 0.33%
[b,h] Hewlett-Packard Enterprise Co., 3.60%, 10/15/2020	3,930,000	3,928,900

		24,926,035

TELECOMMUNICATION SERVICES — 4.40%
Diversified Telecommunication Services — 1.71%
AT&T, Inc., 2.45%, 6/30/2020	1,600,000	1,575,341
AT&T, Inc., 3.00%, 6/30/2022	2,395,000	2,336,571
[d] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,000,000	2,159,006
[d] Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,000,000	1,102,010
[d] Telefonica Emisiones SAU, 3.992%, 2/16/2016	1,000,000	1,010,423
[d] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,035,570
Verizon Communications, Inc., 3.50%, 11/1/2024	1,222,000	1,201,483
[b,d] Videotron Ltd. Co., 5.375%, 6/15/2024	10,050,000	9,899,250
Wireless Telecommunication Services — 2.69%
America Movil Sab de CV (MXN), 6.45%, 12/5/2022	120,000,000	6,764,193
[b,d] Bharti Airtel International, 5.125%, 3/11/2023	6,000,000	6,326,880
[b,d] Digicel Ltd., 6.00%, 4/15/2021	6,000,000	5,475,000
[b,d] Millicom International Cellular S.A., 6.00%, 3/15/2025	3,478,000	3,138,895
[b,d] MTN International (Mauritius) Ltd., 4.755%, 11/11/2024	4,125,000	4,106,932
[b] WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,015,000

		52,146,554

TRANSPORTATION — 2.70%
Airlines — 2.35%
[b] American Airlines Group, Inc., 5.60%, 1/15/2022	13,237,911	13,502,669
American Airlines Group, Inc., 4.95%, 7/15/2024	2,603,489	2,779,224
Continental Airlines, 9.798%, 10/1/2022	5,851,271	6,436,398
US Airways, 5.90%, 4/1/2026	1,724,220	1,905,263
US Airways, 7.076%, 9/20/2022	1,476,654	1,605,861
US Airways, 6.25%, 10/22/2024	1,483,529	1,654,135
Marine — 0.35%
[b,d] Stena International SA, 5.75%, 3/1/2024	4,650,000	4,185,000

		32,068,550

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value

UTILITIES — 2.24%
Electric Utilities — 1.10%
[b] Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	$2,000,000	$2,297,642
[b,d] Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,625,709
[b] Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,965,000	3,979,548
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,808,895
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,331,144
Gas Utilities — 0.28%
[b] Source Gas, LLC., 5.90%, 4/1/2017	1,250,000	1,315,920
[b] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,053,036
Independent Power & Renewable Electricity Producers — 0.38%
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,618,750
[b] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,700,144	1,860,709
Multi-Utilities — 0.48%
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,459,316
[b] Topaz Solar Farms, LLC, 4.875%, 9/30/2039	3,000,000	3,214,242

		26,564,911

TOTAL CORPORATE BONDS (Cost $773,651,983)		710,290,489

CONVERTIBLE BONDS — 3.38%

DIVERSIFIED FINANCIALS — 0.64%
Capital Markets — 0.35%
Apollo Investment Corp., 5.75%, 1/15/2016	4,100,000	4,120,500
Consumer Finance — 0.29%
EZCORP, Inc., 2.125%, 6/15/2019	4,867,000	3,473,821

		7,594,321

FOOD, BEVERAGE & TOBACCO — 0.70%
Tobacco — 0.70%
Vector Group Ltd., 1.75%, 4/15/2020	7,460,000	8,327,225

		8,327,225

MEDIA — 1.32%
Media — 1.32%
[d] Central European Media Enterprises Ltd., 5.00%, 11/15/2015	8,130,000	8,099,512
Comcast Holdings Corp., 2.00%, 10/15/2029	15,500,000	7,556,250

		15,655,762

REAL ESTATE — 0.72%
Real Estate Investment Trusts — 0.72%
American Realty Capital Properties, Inc., 3.00%, 8/1/2018	3,890,000	3,690,638
[b] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,040,000	4,762,800

		8,453,438

TOTAL CONVERTIBLE BONDS (Cost $40,868,036)		40,030,746

WARRANTS — 0.01%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.01%
Pharmaceuticals — 0.01%
[a,b] Alexza Pharmaceuticals, Inc.	41,863	53,166

TOTAL WARRANTS (Cost $213,640)		53,166

MUNICIPAL BONDS — 0.75%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,308,115
[b] Midwest Family Housing, 5.168%, 7/1/2016	193,000	196,985
Municipal Improvement Corp. of Los Angeles (Recovery Zone Economic Development), 6.165%, 11/1/2020	1,885,000	2,096,101
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,052,760
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	995,000	1,015,985
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,249,320
Wisconsin Health & Educational Facilities Authority (Richland Hospital), 7.08%, 6/1/2016	25,000	24,999

TOTAL MUNICIPAL BONDS (Cost $7,975,027)		8,944,265

U.S. GOVERNMENT AGENCIES — 1.01%
[b] CoBank ACB Floating Rate Note (Farm Credit Banks), 0.937%, 6/15/2022	12,700,000	11,994,540

TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,147,618)		11,994,540

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value
OTHER GOVERNMENT — 3.97%
Australian Government (AUD), 2.75%, 4/21/2024	$8,200,000	$5,841,340
[b,d] Eurasian Development Bank, 5.00%, 9/26/2020	2,000,000	1,976,020
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	3,475,000	863,820
[b,d] Government of Aruba, 4.625%, 9/14/2023	9,500,000	9,452,500
Mexico Bonos de Desarrollo (MXN), 5.00%, 6/15/2017	130,000,000	7,814,411
Mexico Bonos de Desarrollo (MXN), 4.75%, 6/14/2018	275,000,000	16,327,548
[b,d] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.539%, 9/11/2019	4,800,000	4,793,554

TOTAL OTHER GOVERNMENT (Cost $54,068,568)		47,069,193

MORTGAGE BACKED — 0.04%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	3,586	4,010
[b,c] Reilly FHA 1997-A Mtg, 6.896%, 7/1/2020	489,490	489,490

TOTAL MORTGAGE BACKED (Cost $503,826)		493,500

LOAN PARTICIPATIONS — 8.06%

COMMERCIAL & PROFESSIONAL SERVICES — 0.71%
Professional Services — 0.71%
Affinion Group, Inc., 6.75%, 4/30/2018	3,959,799	3,703,639
Extreme Reach, Inc., 6.75%, 2/7/2020	4,719,593	4,684,196

		8,387,835

CONSUMER DURABLES & APPAREL — 0.34%
Leisure Products — 0.16%
Topps Co, Inc., 7.25%, 10/2/2018	1,965,000	1,925,700
Textiles, Apparel & Luxury Goods — 0.18%
5.11, Inc., 6.00%, 2/28/2020	2,151,964	2,151,964

		4,077,664

CONSUMER SERVICES — 0.73%
Diversified Consumer Services — 0.48%
Laureate Education, Inc., 5.00%, 6/15/2018	6,914,852	5,670,179
Hotels, Restaurants & Leisure — 0.25%
[c] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	2,887,576	2,936,664

		8,606,843

DIVERSIFIED FINANCIALS — 0.71%
Diversified Financial Services — 0.71%
NCP Finance LP, 11.00%, 9/25/2018	4,211,746	3,916,924
[d] Stena International S.A., 4.00%, 3/3/2021	5,289,450	4,456,362

		8,373,286

ENERGY — 0.55%
Oil, Gas & Consumable Fuels — 0.55%
CITGO Holding, Inc., 9.50%, 5/12/2018	3,808,320	3,744,073
Murray Energy Corp., 7.00%, 4/16/2017	3,182,025	2,800,182

		6,544,255

FOOD, BEVERAGE & TOBACCO — 0.60%
Tobacco — 0.60%
North Atlantic Trading Co., Inc., 7.75%-8.75%, 1/13/2020	7,152,022	7,062,622

		7,062,622

INDUSTRIALS — 0.85%
Construction & Engineering — 0.85%
ABG Intermediate Holdings (2), LLC, 9.50%, 5/27/2022	10,100,000	10,074,750

		10,074,750

MATERIALS — 1.28%
Chemicals — 0.87%
PeroxyChem, LLC, 8.75%, 2/28/2020	4,907,045	4,882,510
OCI Beaumont, LLC, 5.50%, 8/20/2019	5,361,554	5,415,169
Metals & Mining — 0.41%
Coeur Mining, Inc., 9.00%, 6/9/2020	4,987,500	4,887,750

		15,185,429

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Shares/ Principal Amount	Value

MEDIA — 0.71%
Media — 0.71%
[d] Mood Media Corp., 7.00%, 5/1/2019	$8,685,305	$8,450,107

		8,450,107

REAL ESTATE — 0.48%
Real Estate Management & Development — 0.48%
DTZ U.S. Borrower, LLC, 9.25%, 11/4/2022	5,690,000	5,711,338

		5,711,338

RETAILING — 0.33%
Specialty Retail — 0.33%
NBTY, Inc., 3.50%, 10/1/2017	4,000,000	3,968,000

		3,968,000

SOFTWARE & SERVICES — 0.63%
Information Technology Services — 0.63%
[c] Valores Corporativos Softtek, S.A. de C.V., 3.38%-6.94%, 8/27/2019	7,833,333	7,520,000

		7,520,000

TRANSPORTATION — 0.14%
Airlines — 0.14%
[b,c,d,e] Synergy Aerospace Corp., 6.50%, 10/7/2015	951,337	945,629
[b,c,d] ET Two, LLC, 10.00%, 9/30/2019	374,222	373,848
[b,c,d] ET Three, LLC, 10.00%, 9/30/2019	374,222	373,848

		1,693,325

TOTAL LOAN PARTICIPATIONS (Cost $98,400,986)		95,655,454

SHORT TERM INVESTMENTS — 8.57%
[f] Thornburg Capital Management Fund	10,170,287	101,702,869

TOTAL SHORT TERM INVESTMENTS (Cost $101,702,869)		101,702,869

TOTAL INVESTMENTS — 99.37% (Cost $1,259,220,898)		$1,178,763,713
OTHER ASSETS LESS LIABILITIES — 0.63%		7,492,701

NET ASSETS — 100.00%		$1,186,256,414

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the aggregate value of these securities in the Fund’s portfolio was $560,894,859, representing 47.28% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Security in default.
f	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities and/or a series of the Thornburg Investment Trust invested for cash management purposes during the period are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	—	16,637,103	6,466,816	10,170,287	$101,702,869	$44,704	$—

					$101,702,869	$44,704	$—

Total non-controlled affiliated issuers – 8.57% of net asset

g	Segregated for a when issued security.
h	When issued security.

16    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank
FHA	Insured by Federal Housing Administration

GBP	Denominated in Great Britain Pounds
Mtg	Mortgage
MXN	Denominated in Mexican Pesos
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SEK	Denominated in Swedish Kronor
SPV	Special Purpose Vehicle

See notes to financial statements.

Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2015

ASSETS
Investments at value (cost $1,259,220,898) (Note 2)	$1,178,763,713
Cash	1,257,751
Receivable for fund shares sold	2,131,491
Unrealized appreciation on forward currency contracts (Note 7)	259,723
Dividends receivable	292,498
Dividend and interest reclaim receivable	50,345
Interest receivable	14,099,981
Prepaid expenses and other assets	49,251

Total Assets	1,196,904,753

LIABILITIES
Payable for investments purchased	5,354,124
Payable for fund shares redeemed	3,267,555
Unrealized depreciation on forward currency contracts (Note 7)	138,991
Payable to investment advisor and other affiliates (Note 3)	1,046,951
Accounts payable and accrued expenses	241,229
Dividends payable	599,489

Total Liabilities	10,648,339

NET ASSETS	$1,186,256,414

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(5,244,630)
Net unrealized depreciation on investments	(80,404,329)
Accumulated net realized gain (loss)	(26,105)
Net capital paid in on shares of beneficial interest	1,271,931,478

$1,186,256,414

18    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($338,386,793 applicable to 30,163,151 shares of beneficial interest outstanding - Note 4)	$11.22
Maximum sales charge, 4.50% of offering price	0.53

Maximum offering price per share	$11.75

Class C Shares:
Net asset value and offering price per share* ($306,085,072 applicable to 27,324,687 shares of beneficial interest outstanding - Note 4)	$11.20

Class I Shares:
Net asset value, offering and redemption price per share ($531,849,141 applicable to 47,516,013 shares of beneficial interest outstanding - Note 4)	$11.19

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,429,678 applicable to 127,567 shares of beneficial interest outstanding - Note 4)	$11.21

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,106,139 applicable to 187,830 shares of beneficial interest outstanding - Note 4)	$11.21

Class R5 Shares:
Net asset value, offering and redemption price per share ($6,399,591 applicable to 571,835 shares of beneficial interest outstanding - Note 4)	$11.19

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    19

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $101,996)	$3,183,409
Interest income (net of premium amortized of $2,090,775)	65,375,522

Total Income	68,558,931

EXPENSES
Investment advisory fees (Note 3)	9,008,800
Administration fees (Note 3)
Class A Shares	476,921
Class C Shares	422,519
Class I Shares	286,561
Class R3 Shares	3,050
Class R4 Shares	1,792
Class R5 Shares	2,430
Distribution and Service fees (Note 3)
Class A Shares	954,366
Class C Shares	3,381,367
Class R3 Shares	12,087
Class R4 Shares	3,595
Transfer agent fees
Class A Shares	372,331
Class C Shares	291,410
Class I Shares	477,758
Class R3 Shares	7,073
Class R4 Shares	1,678
Class R5 Shares	10,855
Registration and filing fees
Class A Shares	41,161
Class C Shares	31,347
Class I Shares	41,593
Class R3 Shares	25,592
Class R4 Shares	19,988
Class R5 Shares	25,613
Custodian fees (Note 3)	242,664
Professional fees	185,545
Accounting fees (Note 3)	50,080
Trustee fees	48,500
Other expenses	178,853

Total Expenses	16,605,529
Less:
Expenses reimbursed by investment advisor (Note 3)	(647,340)
Fees paid indirectly (Note 3)	(1,189)

Net Expenses	15,957,000

Net Investment Income	$52,601,931

20    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(6,791,956)
Forward currency contracts (Note 7)	3,244,965
Foreign currency transactions	(387,195)

(3,934,186)

Net change in unrealized appreciation (depreciation) on:
Investments	(85,707,756)
Forward currency contracts (Note 7)	(1,117,887)
Foreign currency translations	(38,338)

Net Realized and Unrealized Loss	(86,863,981)

Net Decrease in Net Assets Resulting from Operations	(90,798,167)

$(38,196,236)

See notes to financial statements.

Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund	September 30, 2015

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$52,601,931	$42,473,247
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(3,934,186)	18,703,755
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(86,863,981)	(2,265,395)

Net Increase (Decrease) in Net Assets Resulting from Operations	(38,196,236)	58,911,607

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(15,032,369)	(14,111,314)
Class C Shares	(11,384,849)	(10,955,909)
Class I Shares	(24,576,257)	(17,925,535)
Class R3 Shares	(94,447)	(56,962)
Class R4 Shares	(58,755)	(423)
Class R5 Shares	(206,806)	(85,256)
From realized gains
Class A Shares	(4,909,559)	(5,900,030)
Class C Shares	(4,451,217)	(5,473,946)
Class I Shares	(7,233,973)	(5,939,705)
Class R3 Shares	(42,240)	(2,935)
Class R4 Shares	(514)	—
Class R5 Shares	(39,105)	(19,145)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(23,177,909)	141,841,186
Class C Shares	(14,575,088)	111,635,825
Class I Shares	26,490,308	306,584,478
Class R3 Shares	(1,421,430)	2,887,855
Class R4 Shares	2,180,876	15,412
Class R5 Shares	4,235,726	2,547,850

Net Increase (Decrease) in Net Assets	(112,493,844)	563,953,053

NET ASSETS
Beginning of Year	1,298,750,258	734,797,205

End of Year	$1,186,256,414	$1,298,750,258

Distribution in excess of net investment income	$(5,244,629)	$(551,723)

See notes to financial statements.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of Thornburg Investment Trust (the “Trust”) have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is not longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock(a)	$12,852,572	$8,809,721	$4,042,851	$—
Preferred Stock(a)	18,829,530	4,670,014	14,159,516	—
Asset Backed Securities	130,847,389	—	118,644,714	12,202,675
Corporate Bonds	710,290,489	—	709,047,889	1,242,600
Convertible Bonds	40,030,746	—	40,030,746	—
Warrants	53,166	—	53,166	—
Municipal Bonds	8,944,265	—	8,944,265	—
U.S. Government Agencies	11,994,540	—	11,994,540	—
Other Government	47,069,193	—	47,069,193	—
Mortgage Backed Securities	493,500	—	4,010	489,490
Loan Participations	95,655,454	—	78,617,715	17,037,739
Short Term Investments	101,702,869	101,702,869	—	—

Total Investments in Securities	$1,178,763,713	$115,182,604	$1,032,608,605	$30,972,504
Other Financial Instruments**
Forward Currency Contracts	$259,723	$—	$259,723	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(138,991)	$—	$(138,991)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2015, industry classifications for Common Stock in Level 2 and Level 3 and Preferred Stock in Level 2 consist of $4,633,504 in Energy, $10,651,875 in Miscellaneous, and $2,916,988 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes and vendor prices were applied to $18,076,743 in portfolio securities characterized as Level 3 investments at September 30, 2015. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2015:

	Fair Value at September 30, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stock	$0	Terms of plan reorganization	Discount to zero for lack of marketability and company sustainability in question	(N/A) (N/A)
Corporate Bond	1,242,600	Discounted cash flows	Third party vendor projection model of future revenue	20.00% (N/A)
Loan Participations	4,629,990	Discounted cash flows	Third party vendor projection of discounted cash flows	8.10% - 10.50% (8.65%)
Asset Backed Securities	7,023,171	Discounted cash flows	Third party vendor projection of discounted cash flows	3.90% - 4.50% (4.20%)

Total	$12,895,761

Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015 is as follows:

	Asset Backed Securities	Common Stock*	Corporate Bonds	Mortgage Backed	Loan Participations	Total(d)
Beginning Balance 9/30/2014	$27,741,284	$—	$16,651,104	$806,724	$17,446,134	$62,645,246
Accrued Discounts (Premiums)	11,289	—	25,828	(2,208)	13,990	48,899
Net Realized Gain (Loss)(a)	65,176	—	(281,008)	(7,449)	701	(222,580)
Gross Purchases	—	—	—	—	10,782,603	10,782,603
Gross Sales	(15,726,419)	—	(6,300,082)	(301,416)	(10,789,010)	(33,116,927)
Net Change in Unrealized Appreciation (Depreciation)(b)(e)	111,345	—	(3,978,658)	(6,161)	(416,679)	(4,290,153)
Transfers into Level 3(c)	—	—	—	—	—	—
Transfers out of Level 3(c)	—	—	(4,874,584)	—	—	(4,874,584)

Ending Balance 9/30/2015	$12,202,675	$—	$1,242,600	$489,490	$17,037,739	$30,972,504

*	Common stock valued at zero is included in the Level 3 rollforward table at September 30, 2015.
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2015. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 Securities represent 2.61% of total net assets at the year ended September 30, 2015. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
(e)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2015, which were valued using significant unobservable inputs is negative $4,258,097. This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

26    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repur-chase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from.75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $50,080 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned commissions aggregating $108,771 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $58,948 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for pay-

Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

ments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of ..25 of 1% of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $564,743 for Class C shares, $35,416 for Class R3 shares, $19,922 for Class R4 shares, and $27,259 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $1,189.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had transactions of $21,998,900 in purchases.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	9,448,626	$111,515,219	18,515,650	$225,983,883
Shares issued to shareholders in reinvestment of dividends	1,545,329	18,164,165	1,512,030	18,371,710
Shares repurchased	(13,052,160)	(152,857,293)	(8,402,986)	(102,514,407)

Net increase (decrease)	(2,058,205)	$(23,177,909)	11,624,694	$141,841,186

Class C Shares
Shares sold	5,713,342	$67,448,862	12,164,015	$148,392,875
Shares issued to shareholders in reinvestment of dividends	1,148,477	13,483,171	1,169,485	14,180,200
Shares repurchased	(8,167,118)	(95,507,121)	(4,185,267)	(50,937,250)

Net increase (decrease)	(1,305,299)	$(14,575,088)	9,148,233	$111,635,825

28    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	20,927,899	$246,352,797	31,367,129	$382,209,495
Shares issued to shareholders in reinvestment of dividends	2,234,492	26,178,868	1,530,876	18,590,355
Shares repurchased	(21,065,602)	(246,041,357)	(7,726,042)	(94,215,372)

Net increase (decrease)	2,096,789	$26,490,308	25,171,963	$306,584,478

Class R3 Shares
Shares sold	111,029	$1,316,018	252,491	$3,086,494
Shares issued to shareholders in reinvestment of dividends	9,969	117,693	4,631	56,871
Shares repurchased	(243,813)	(2,855,141)	(20,759)	(255,510)

Net increase (decrease)	(122,815)	$(1,421,430)	236,363	$2,887,855

Class R4 Shares
Shares sold	188,418	$2,202,476	1,271	$15,250
Shares issued to shareholders in reinvestment of dividends	3,607	41,823	35	423
Shares repurchased	(5,480)	(63,423)	(21)	(261)

Net increase (decrease)	186,545	$2,180,876	1,285	$15,412

Class R5 Shares
Shares sold	582,339	$6,800,748	226,485	$2,747,416
Shares issued to shareholders in reinvestment of dividends	16,493	192,828	8,572	104,180
Shares repurchased	(238,073)	(2,757,850)	(24,914)	(303,746)

Net increase (decrease)	360,759	$4,235,726	210,143	$2,547,850

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $520,084,213 and $432,697,758, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,259,113,203

Gross unrealized appreciation on a tax basis	$18,074,405
Gross unrealized depreciation on a tax basis	(98,423,895)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(80,349,490)

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding real estate investment trust (“REIT”) tax basis adjustments.

At September 30, 2015, the Fund had deferred tax basis late year specified ordinary losses and tax basis capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $6,164,322 and $2,743,921, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

In order to account for permanent book to tax differences, the Fund decreased accumulated net realized loss by $5,320,611, increased net capital paid in on shares of beneficial interest by $620,744, and decreased undistributed net investment income by $5,941,355.

Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

Reclassifications have no impact upon the net asset value of the Fund and result primarily from mortgage-backed security (“MBS”) losses, foreign bond bifurcation, foreign currency gains (losses), and equalization of undistributed capital gains to shareholders.

At September 30, 2015, the Fund had $4,250,034 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Ordinary income	$57,525,899	$50,575,019
Capital gains	10,504,192	9,896,141

Total	$68,030,091	$60,471,160

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the con-tract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2015 was $19,639,038. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	8,040,500	11/17/2015	8,990,843	$—	$(20,299)
Euro	Buy	5,831,000	11/17/2015	6,520,192	—	(118,692)
Swiss Franc	Sell	3,985,000	06/22/2016	4,134,513	259,723	—

Total					$259,723	$(138,991)

Net unrealized appreciation (depreciation)					$120,732

The outstanding forward currency contracts in the foregoing table were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting

30    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015

party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2015 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$259,723

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(138,991)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2015 is $120,732, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2015 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$3,244,965	$3,244,965

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(1,117,887)	$(1,117,887)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    31

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)	$12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$11.22	4.04		1.23		1.23		1.23		(2.97)	38.40	$338,387
2014(b)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.30		1.22		1.22		1.24		6.79	51.20	$392,604
2013(b)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(b)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(b)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
Class C Shares
2015	$12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$11.20	3.47		1.80		1.80		1.97		(3.61)	38.40	$306,085
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17	3.73		1.80		1.80		1.98		6.27	51.20	$348,334
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
Class I Shares
2015	$12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$11.19	4.38		0.89		0.89		0.89		(2.73)	38.40	$531,849
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16	4.60		0.90		0.90		0.90		7.15	51.20	$552,182
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
Class R3 Shares
2015	$12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	3.98		1.25		1.25		2.70		(3.07)	38.40	$1,430
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.10		1.25		1.25		3.10		6.76	51.20	$3,049
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(c)	5.78	76.47	$171
2012(d)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(e)	1.22	(e)	1.22	(e)	373.07	(c)(e)	4.63	34.54	$11
Class R4 Shares
2015	$12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	4.15		1.25		1.25		2.64		(3.07)	38.40	$2,106
2014(f)	$12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$12.18	4.25	(e)	1.25	(e)	1.25	(e)	60.66	(c)(e)	4.29	51.20	$16
Class R5 Shares
2015	$12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$11.19	4.33		0.99		0.99		1.55		(2.75)	38.40	$6,399
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15	4.51		0.99		0.99		2.11		7.05	51.20	$2,565
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(c)	6.07	76.47	$11
2012(d)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(e)	0.97	(e)	0.97	(e)	372.35	(c)(e)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was May 1, 2012.
(e)	Annualized.
(f)	Effective date of this class of shares was February 1, 2014.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32 Annual Report	Annual Report 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Income Fund	September 30, 2015

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Strategic Income Fund (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

34    Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$978.80	$6.23
Hypothetical*	$1,000.00	$1,018.77	$6.35
Class C Shares
Actual	$1,000.00	$975.30	$8.91
Hypothetical*	$1,000.00	$1,016.04	$9.10
Class I Shares
Actual	$1,000.00	$979.60	$4.56
Hypothetical*	$1,000.00	$1,020.46	$4.65
Class R3 Shares
Actual	$1,000.00	$978.80	$6.20
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R4 Shares
Actual	$1,000.00	$978.00	$6.20
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$980.00	$4.91
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.26%; C: 1.80%; I: 0.92% R3: 1.25% R4: 1.25% R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    35

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

36    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

38    Annual Report

OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, the Thornburg Strategic Income Fund is reporting 4.59% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 3.28% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2015 as qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2015, dividends paid by the Thornburg Strategic Income Fund of $10,504,192 are being reported as long-term capital gain dividends and $57,525,899 are being reported as ordinary investment income for federal income tax purposes. Additionally, dividends deemed paid by the Fund of $620,742 are designated as ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from

Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the seven calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index and blended performance benchmark, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index and blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the seven calendar years since the Fund’s inception considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was lower than the returns of the broad based securities index and the Fund’s blended performance benchmark, and was comparable to the average return of the mutual fund category considered. The data further showed that the Fund’s returns for the preceding six calendar years exceeded the returns of the index in four of the six years, the Fund’s returns exceeded or were comparable to returns of the blended performance benchmark in five of the six years, and that the Fund’s returns exceeded the average returns of the fund category in five of the six years. Noted quantitative data further showed that the Fund’s annualized investment returns fell below the midpoint of investment performance of a mutual fund category for the one-year period ended with the second quarter of the current year, and fell in the top quartile of performance of the category in the three-year and five-year periods. Noted data for a second mutual fund category similarly showed that the Fund’s annualized investment returns fell in the third quartile of that category for the one-year period ended with the second quarter of the current year, and fell within the top quartile of performance of the category for the three-year and five-year periods ended with the second quarter. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was somewhat higher than the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was somewhat higher than the median and slightly higher than the average expense levels for the category, and that the level of total expense for a second representative share class was comparable to the median and slightly lower than the average levels for the category. Data for the peer group showed that the Fund’s advisory fee was comparable to the median level of one peer group and slightly higher than the median of the second peer group, the total expense level of one representative share class was slightly higher than the median of its peer group, and that the total expense level of the second representative share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions

40    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    41

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

42    Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg. com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    43

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1784

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg Chairman of Trustees

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Value Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class B shares are no longer offered.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Value Fund	September 30, 2015 (Unaudited)

October 15, 2015

Dear Fellow Shareholders:

In this letter we will update you on our progress in the management of the Thornburg Value Fund and examine the drivers of performance for the fiscal year.

To summarize our approach: we are bottom-up investors, focused on the fundamentals of businesses; we typically invest in a limited number of stocks; we have the flexibility to seek value broadly (employing a three-basket diversification construction in which we categorize companies as basic values, consistent earners, and emerging franchises); and we seek to invest in promising companies trading at a discount to their intrinsic values.

We remain encouraged by the Fund’s results since we began our work to bolster the consistent earning characteristics of the portfolio in mid-2012. Since then, the Fund’s downside capture ratio (the proportion that a fund declines relative to its benchmark’s fall over a given period, often expressed as a percentage) and its beta (a measure of volatility) have improved markedly compared to the year and a half prior to June 30, 2012. Happily, we’ve also outpaced broad equity-market returns over the period. Class A shares returned 17.26% without sales charge annualized from June 30, 2012 through September 30, 2015, versus the S&P 500’s 13.52% over the same period. Over this period, the Fund’s beta versus the S&P 500 Index was 0.94 (the Fund was less volatile than the index) and it has exhibited 90% downside capture, meaning on average the Fund performed 10% better than the index during down markets. We believe we are back on the path to success paved during the first 15 years of the Fund’s history – from 1995 through 2010.

For the year ended September 30, 2015, the Fund’s Class A shares returned 2.28% without sales charge, versus a fall of 0.61% for the benchmark S&P 500 Index. Fund investments in initial public offerings (IPOs) contributed 0.20% to performance for the fiscal year ended September 30, 2015.

Over the period we saw the price of Brent oil cut in half, from $90 to $45, along with a decline in the price of most commodities. As you might have guessed, energy and materials were the worst performing sectors in the index, down 29.5% and 18.2%, respectively. Investors found safety in the top performing sectors: consumer discretionary, consumer staples, and utilities.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.37%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

In the U.S. market, growth stocks outperformed value stocks over the last year. Within our three-basket investment approach, our emerging franchise basket held a few of the top-performing growth stocks in the market this year (such as Netflix, Activision Blizzard, and Amazon). The basket approach ensures that our portfolio is exposed to multiple types of investments.

Our best-performing stocks for the year were Phibro Animal Health, Amazon, Activision Blizzard, Netflix, and Zoetis. Phibro and Zoetis are animal health care companies, which are essentially pharmaceutical companies that serve livestock and pets rather than humans. Animal health care companies supply a growing end market, without the reimbursement risk of the normal drug companies.

Amazon is a leading online retailer, which is taking share from physical brick-and-mortar stores. While the company has been growing quickly for a long period of time, much of that expansion had been coupled with a low level of overall profit. More recently, the company has increased overall profits and displayed the profitability of different segments of its business.

Activision Blizzard is a leading video game producer, within an industry in the midst of a video game console upgrade cycle. Consumer demand for these new gaming devices is strong, which is expanding the potential end market. Activision is one of the few companies capable of creating the high-quality video game content demanded by this consumer base.

Netflix is a leading provider of over-the-top video content, with about 65 million subscribers worldwide. The company’s CEO, Reed Hastings, believes that we will be watching all of our TV over the internet in the next 10-20 years. Whether or not this prediction withstands the test of time, Netflix has been adding plenty of subscribers in the meanwhile, both in the U.S. and abroad.

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Value Fund	September 30, 2015 (Unaudited)

Our worst performing stocks for the year were Weatherford International, Horsehead Holdings, MasTec, Chevron, and Dynegy. Weatherford, an oilfield services company, and Chevron, an integrated energy company, both have businesses closely tied to the oil price. Weatherford is in the midst of an organizational turnaround, but has so far not been able to cut costs as fast as the decline in energy drilling activity. Compared to other major oil companies, Chevron is among the most levered to the price of oil, both within its oil business as well as its liquefied natural gas (LNG) projects, which have contracts tied to the oil price.

Horsehead Holdings produces zinc through a recycling process, much like Nucor does for steel. The company has been hit by two major headwinds over the last year, leading to fundamental deterioration. First, the price of zinc has declined, hurting the revenue and profit the company makes per ton of zinc produced. Second, its new zinc processing plant has been plagued with ongoing startup issues.

MasTec is an engineering and construction company focused on communication, energy and utility infrastructure. The company has seen weakening demand from two end markets. Within communication, AT&T cut capital expenditure spending as it prepared to merge with DIRECTV. Within energy, infrastructure activity has dropped along with the price of oil.

Dynegy is an independent power producer serving the Northeast and Midwest markets. The stock price has declined as expectations for future electricity prices have declined. We continue to believe this company is positioned to generate a lot of free cash flow over the coming years.

By continuing to employ our bottom-up investment approach, our goal is to position the Thornburg Value Fund to have the opportunity to outperform in any market environment. We hope to continue to execute on this approach, which has worked well over the long term. We invite you to visit our website at www.thornburg.com, where you will find useful information on the Thornburg Value Fund and on other Thornburg funds and investment topics.

Thank you for your continued trust.

Sincerely,

Connor Browne, CFA	Robert MacDonald, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Value Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 10/2/95)
Without sales charge	2.28%	16.21%	10.19%	6.04%	9.50%
With sales charge	-2.33%	14.45%	9.19%	5.55%	9.25%
Class B Shares (Incep: 4/3/00)
Without sales charge	1.25%	15.10%	9.13%	5.30%	3.66%
With sales charge	-3.75%	14.21%	8.85%	5.30%	3.66%
Class C Shares (Incep: 10/2/95)
Without sales charge	1.51%	15.32%	9.35%	5.24%	8.66%
With sales charge	0.51%	15.32%	9.35%	5.24%	8.66%
Class I Shares (Incep: 11/2/98)	2.68%	16.68%	10.62%	6.45%	7.01%
Class R3 Shares (Incep: 7/1/03)	2.28%	16.25%	10.20%	6.02%	7.08%
Class R4 Shares (Incep: 2/1/07)	2.39%	16.37%	10.31%	—	3.83%
Class R5 Shares (Incep: 2/1/05)	2.65%	16.67%	10.59%	6.42%	6.86%
S&P 500 Index (Since 10/2/95)	-0.61%	12.40%	13.34%	6.80%	8.16%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.37%; B shares, 2.55%; C shares, 2.14%; I shares, 1.06%; R3 shares, 1.77%; R4 shares, 1.69%; R5 shares, 1.42%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: B shares, 2.38%; I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Brent Crude Oil – An international benchmark for oil prices, accounting for roughly two-thirds of the global oil trade. Brent is a sweet crude oil from the North Sea suitable for production of gasoline and middle distillates such as kerosene and diesel.

Upside/Downside Capture Ratio – A ratio that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

6    Annual Report

FUND SUMMARY

Thornburg Value Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Thermo Fisher Scientific, Inc.	3.9%

JPMorgan Chase & Co.	3.6%

Mondelez International, Inc.	3.2%

Google, Inc. Class C	3.1%

Express Scripts Holding Company	3.1%

The Kraft Heinz Co.	2.8%

Citizens Financial Group, Inc.	2.6%

Medtronic plc	2.4%

Facebook, Inc.	2.4%

Oaktree Capital Group LLC	2.4%

Sector Exposure

Health Care	17.5%

Financials	14.4%

Consumer Discretionary	14.3%

Information Technology	11.3%

Consumer Staples	10.8%

Industrials	7.4%

Energy	5.6%

Utilities	3.9%

Telecommunication Services	3.3%

Materials	2.0%

Other Assets Less Liabilities	9.6%

Top Ten Industry Groups

Pharmaceuticals, Biotechnology & Life Sciences	12.0%

Food, Beverage & Tobacco	9.0%

Banks	8.2%

Software & Services	8.1%

Energy	5.6%

Health Care Equipment & Services	5.5%

Retailing	5.0%

Consumer Services	5.0%

Diversified Financials	4.1%

Utilities	3.9%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2015

	Shares/ Principal Amount	Value

COMMON STOCK — 90.40%
BANKS — 8.24%
Banks — 8.24%
Citigroup, Inc.	384,400	$19,070,084
Citizens Financial Group, Inc.	1,016,315	24,249,276
JPMorgan Chase & Co.	539,040	32,865,269

		76,184,629

CAPITAL GOODS — 2.03%
Machinery — 2.03%
Allison Transmission Holdings, Inc.	702,514	18,750,099

		18,750,099

COMMERCIAL & PROFESSIONAL SERVICES — 3.85%
Commercial Services & Supplies — 3.85%
Covanta Holding Corp.	1,180,200	20,594,490
Rentokil Initial plc	6,737,268	14,992,135

		35,586,625

CONSUMER DURABLES & APPAREL — 2.22%
Household Durables — 2.22%
[a] TRI Pointe Homes, Inc.	1,565,471	20,492,015

		20,492,015

CONSUMER SERVICES — 5.00%
Diversified Consumer Services — 2.66%
[a] Grand Canyon Education, Inc.	480,239	18,244,280
[a] Nord Anglia Education, Inc.	314,156	6,386,791
Hotels, Restaurants & Leisure — 2.34%
Aramark Holdings Corp.	728,948	21,606,019

		46,237,090

DIVERSIFIED FINANCIALS — 4.11%
Capital Markets — 3.36%
Charles Schwab Corp.	321,783	9,190,123
Oaktree Capital Group LLC	441,634	21,860,883
Consumer Finance — 0.75%
American Express Co.	93,593	6,938,049

		37,989,055

ENERGY — 5.58%
Energy Equipment & Services — 2.37%
Frank’s International N.V.	509,831	7,815,709
[a] Weatherford International Ltd.	1,663,120	14,103,258
Oil, Gas & Consumable Fuels — 3.21%
Chevron Corp.	202,875	16,002,780
Total SA	303,620	13,638,447

		51,560,194

FOOD & STAPLES RETAILING — 1.72%
Food & Staples Retailing — 1.72%
Whole Foods Market, Inc.	503,602	15,939,003

		15,939,003

FOOD, BEVERAGE & TOBACCO — 9.04%
Beverages — 1.24%
Kweichow Moutai Co., Ltd.	380,902	11,402,913
Food Products — 7.80%
Mead Johnson Nutrition Co.	233,873	16,464,659
Mondelez International, Inc.	706,774	29,592,627
The Kraft Heinz Co.	369,451	26,075,852

		83,536,051

HEALTH CARE EQUIPMENT & SERVICES — 5.49%
Health Care Equipment & Supplies — 2.42%
Medtronic plc	334,565	22,395,781

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

	Shares/ Principal Amount	Value
Health Care Providers & Services — 3.07%
[a] Express Scripts Holding Company	350,156	$28,348,630

		50,744,411

MATERIALS — 2.01%
Chemicals — 2.01%
International Flavors & Fragrances, Inc.	179,500	18,535,170

		18,535,170

MEDIA — 2.04%
Media — 2.04%
Vivendi	799,969	18,887,791

		18,887,791

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.03%
Biotechnology — 3.99%
Gilead Sciences, Inc.	207,199	20,344,870
[a] Seattle Genetics, Inc.	429,213	16,550,453
Life Sciences Tools & Services — 3.92%
Thermo Fisher Scientific, Inc.	296,482	36,253,819
Pharmaceuticals — 4.12%
GlaxoSmithKline plc	942,603	18,052,175
Phibro Animal Health Corp.	631,896	19,986,870

		111,188,187

REAL ESTATE — 2.02%
Real Estate Investment Trusts — 2.02%
PennyMac Mortgage Investment Trust	1,207,530	18,680,489

		18,680,489

RETAILING — 5.04%
Distributors — 1.05%
Pool Corp.	135,144	9,770,911
Multiline Retail — 2.17%
Target Corp.	254,900	20,050,434
Specialty Retail — 1.82%
[a] AutoZone, Inc.	11,178	8,090,972
[a] Office Depot, Inc.	1,357,000	8,711,940

		46,624,257

SOFTWARE & SERVICES — 8.11%
Internet Software & Services — 5.78%
[a] Facebook, Inc.	243,800	21,917,620
[a] Google, Inc. Class C	46,668	28,393,745
[a] Marin Software, Inc.	1,006,735	3,151,080
Software — 2.33%
Activision Blizzard, Inc.	695,555	21,485,694

		74,948,139

TECHNOLOGY HARDWARE & EQUIPMENT — 3.20%
Electronic Equipment, Instruments & Components — 1.21%
CDW Corp.	273,801	11,187,509
Technology, Hardware, Storage & Peripherals — 1.99%
Apple, Inc.	166,700	18,387,010

		29,574,519

TELECOMMUNICATION SERVICES — 3.33%
Diversified Telecommunication Services — 1.80%
[a] Zayo Group Holdings, Inc.	658,061	16,688,427
Wireless Telecommunication Services — 1.53%
[a] T-Mobile US, Inc.	354,996	14,132,391

		30,820,818

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.48%
Airlines — 1.48%
American Airlines Group, Inc.	352,779	$13,698,409

		13,698,409

UTILITIES — 3.86%
Electric Utilities — 2.30%
ITC Holdings Corp.	636,645	21,225,744
Independent Power & Renewable Electricity Producers — 1.56%
[a] Dynegy, Inc.	699,902	14,466,975

		35,692,719

TOTAL COMMON STOCK (Cost $772,497,789)		835,669,670

SHORT TERM INVESTMENTS — 8.86%
[b] Thornburg Capital Management Fund	8,186,055	81,860,548

TOTAL SHORT TERM INVESTMENTS (Cost $81,860,548)		81,860,548

TOTAL INVESTMENTS — 99.26% (Cost $854,358,337)		$917,530,218
OTHER ASSETS LESS LIABILITIES — 0.74%		6,878,504

NET ASSETS — 100.00%		$924,408,722

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates—Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	—	14,459,266	6,273,211	8,186,055	$81,860,548	$37,352	$—

					$81,860,548	$37,352	$—

Total non-controlled affiliated issuers – 8.86% of net assets

See notes to financial statements.

10    Annual Report

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Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2015

ASSETS
Investments at value (cost $854,358,337) (Note 2)	$917,530,218
Receivable for investments sold	25,959,716
Receivable for fund shares sold	809,205
Unrealized appreciation on forward currency contracts (Note 7)	415,166
Dividends receivable	1,357,517
Dividend and interest reclaim receivable	174,798
Prepaid expenses and other assets	77,514

Total Assets	946,324,134

LIABILITIES
Payable for investments purchased	18,833,926
Payable for fund shares redeemed	1,461,263
Unrealized depreciation on forward currency contracts (Note 7)	399,441
Payable to investment advisor and other affiliates (Note 3)	945,632
Accounts payable and accrued expenses	275,150

Total Liabilities	21,915,412

NET ASSETS	$924,408,722

NET ASSETS CONSIST OF
Undistributed net investment income	$56,488
Net unrealized appreciation on investments	63,163,993
Accumulated net realized gain (loss)	(388,402,449)
Net capital paid in on shares of beneficial interest	1,249,590,690

$924,408,722

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($377,298,403 applicable to 7,674,049 shares of beneficial interest outstanding – Note 4)	$49.17
Maximum sales charge, 4.50% of offering price	2.32

Maximum offering price per share	$51.49

Class B Shares:
Net asset value per share* ($1,559,950 applicable to 34,977 shares of beneficial interest outstanding—Note 4)	$44.60

Class C Shares:
Net asset value and offering price per share* ($168,320,968 applicable to 3,688,956 shares of beneficial interest outstanding – Note 4)	$45.63

Class I Shares:
Net asset value, offering and redemption price per share ($288,641,671 applicable to 5,712,790 shares of beneficial interest outstanding – Note 4)	$50.53

Class R3 Shares:
Net asset value, offering and redemption price per share ($59,150,276 applicable to 1,210,512 shares of beneficial interest outstanding – Note 4)	$48.86

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,167,038 applicable to 205,975 shares of beneficial interest outstanding – Note 4)	$49.36

Class R5 Shares:
Net asset value, offering and redemption price per share ($19,270,416 applicable to 381,943 shares of beneficial interest outstanding – Note 4)	$50.45

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $398,797)	$14,978,439
Interest income	240,541

Total Income	15,218,980

EXPENSES
Investment advisory fees (Note 3)	8,532,592
Administration fees (Note 3)
Class A Shares	508,730
Class B Shares	3,787
Class C Shares	227,110
Class I Shares	152,547
Class R3 Shares	87,108
Class R4 Shares	14,274
Class R5 Shares	13,456
Distribution and Service fees (Note 3)
Class A Shares	1,017,397
Class B Shares	30,248
Class C Shares	1,817,242
Class R3 Shares	348,262
Class R4 Shares	27,231
Transfer agent fees
Class A Shares	454,090
Class B Shares	7,579
Class C Shares	195,056
Class I Shares	356,999
Class R3 Shares	164,555
Class R4 Shares	28,804
Class R5 Shares	55,170
Registration and filing fees
Class A Shares	23,055
Class B Shares	20,143
Class C Shares	21,911
Class I Shares	34,078
Class R3 Shares	21,456
Class R4 Shares	19,763
Class R5 Shares	17,270
Custodian fees (Note 3)	135,897
Professional fees	49,121
Accounting fees (Note 3)	31,326
Trustee fees	31,797
Other expenses	48,830

Total Expenses	14,496,884
Less:
Expenses reimbursed by investment advisor (Note 3)	(618,705)
Fees paid indirectly (Note 3)	(231)

Net Expenses	13,877,948

Net Investment Income	$1,341,032

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$145,163,561
Forward currency contracts (Note 7)	6,285,961
Foreign currency transactions	62,853

151,512,375

Net change in unrealized appreciation (depreciation) on:
Investments	(124,888,531)
Forward currency contracts (Note 7)	(3,247,163)
Foreign currency translations	1,078

(128,134,616)

Net Realized and Unrealized Gain	23,377,759

Net Increase in Net Assets Resulting from Operations	$24,718,791

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,341,032	$2,043,450
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	151,512,375	215,008,674
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(128,134,616)	(45,433,482)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,718,791	171,618,642

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(149,783)	(2,231,878)
Class I Shares	(409,330)	(3,575,743)
Class R3 Shares	(31,715)	(406,915)
Class R4 Shares	(8,095)	(56,789)
Class R5 Shares	(39,382)	(413,785)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(27,491,471)	(73,662,024)
Class B Shares	(2,626,614)	(4,547,295)
Class C Shares	(10,439,429)	(19,769,894)
Class I Shares	(17,760,734)	(18,265,855)
Class R3 Shares	(17,826,494)	(19,341,373)
Class R4 Shares	(1,538,680)	(4,192,893)
Class R5 Shares	(12,826,806)	(22,564,831)

Net Increase (Decrease) in Net Assets	(66,429,742)	2,589,367

NET ASSETS
Beginning of Year	990,838,464	988,249,097

End of Year	$924,408,722	$990,838,464

Undistributed (distribution in excess of) net investment income	$56,488	$(1,021,188)

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$835,669,670	$835,669,670	$—	$—
Short Term Investments	81,860,548	81,860,548	—	—

Total Investments in Securities	$917,530,218	$917,530,218	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$415,166	$—	$415,166	$—
Spot Currency	$35,309	$35,309	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(399,441)	$—	$(399,441)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $31,326 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares.

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $24,245 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,406 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $16,562 for Class B shares, $204,050 for Class I shares, $293,080 for Class R3 shares, $48,105 for Class R4 shares, and $56,908 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $231.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no significant transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	737,926	$38,257,811	730,300	$32,369,874
Shares issued to shareholders in reinvestment of dividends	2,867	143,603	44,964	2,140,804
Shares repurchased	(1,284,634)	(65,892,885)	(2,359,346)	(108,172,702)

Net increase (decrease)	(543,841)	$(27,491,471)	(1,584,082)	$(73,662,024)

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	6,680	$297,816	5,477	$229,285
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(61,925)	(2,924,430)	(113,589)	(4,776,580)

Net increase (decrease)	(55,245)	$(2,626,614)	(108,112)	$(4,547,295)

Class C Shares
Shares sold	306,671	$14,470,492	186,376	$7,896,358
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(521,694)	(24,909,921)	(646,930)	(27,666,252)

Net increase (decrease)	(215,023)	$(10,439,429)	(460,554)	$(19,769,894)

Class I Shares
Shares sold	842,023	$45,593,747	947,805	$45,196,302
Shares issued to shareholders in reinvestment of dividends	7,702	397,296	71,848	3,462,876
Shares repurchased	(1,215,376)	(63,751,777)	(1,434,646)	(66,925,033)

Net increase (decrease)	(365,651)	$(17,760,734)	(414,993)	$(18,265,855)

Class R3 Shares
Shares sold	221,665	$11,268,997	248,804	$11,260,106
Shares issued to shareholders in reinvestment of dividends	621	30,881	8,348	397,261
Shares repurchased	(572,369)	(29,126,372)	(685,352)	(30,998,740)

Net increase (decrease)	(350,083)	$(17,826,494)	(428,200)	$(19,341,373)

Class R4 Shares
Shares sold	53,145	$2,666,567	50,333	$2,278,220
Shares issued to shareholders in reinvestment of dividends	126	6,316	920	44,944
Shares repurchased	(82,169)	(4,211,563)	(142,648)	(6,516,057)

Net increase (decrease)	(28,898)	$(1,538,680)	(91,395)	$(4,192,893)

Class R5 Shares
Shares sold	80,803	$4,258,589	111,612	$5,242,431
Shares issued to shareholders in reinvestment of dividends	677	34,703	7,886	376,859
Shares repurchased	(322,909)	(17,120,098)	(619,985)	(28,184,121)

Net increase (decrease)	(241,429)	$(12,826,806)	(500,487)	$(22,564,831)

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $558,917,879 and $684,763,124, respectively.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$855,299,217

Gross unrealized appreciation on a tax basis	$137,242,615
Gross unrealized depreciation on a tax basis	(75,011,614)

Net unrealized appreciation (depreciation) on investments (tax basis)	$62,231,001

Temporary book tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding publicly traded partnership (“PTP”) tax basis adjustments.

At September 30, 2015, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2014 through September 30, 2015 of $562,123. For tax purposes, such losses will be recognized in the year ending September 20, 2016.

During the year ended September 30, 2015, the Fund utilized $88,703,963 of capital loss carryforwards generated after September 30, 2011 and $59,960,928 generated prior to October 1, 2011.

At September 30, 2015, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011 which may expire prior to utilization.

Capital loss carryforwards generated prior to October 1, 2011 expire as follows:

2017	$144,464,769
2018	242,353,997

$386,818,766

In order to account for permanent book to tax differences, the Fund increased undistributed net investment income by $374,949, decreased accumulated net realized loss by $1,417,628, and decreased net capital paid in on shares of beneficial interest by $1,792,577. Reclassifications have no impact upon the net asset value of the Fund and result primarily from currency losses, non-deductible net operating losses, investments in publicly traded partnerships (“PTPs”), passive foreign investment companies (“PFICs”), and real estate investment trusts (“REITs”).

At September 30, 2015, the Fund had no undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Ordinary income	$638,305	$6,685,110
Capital gains	—	—

Total	$638,305	$6,685,110

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

The Fund entered into forward currency contracts during the year ended September 30, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2015 was $44,993,703. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2015:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	11,870,000	11/30/2015	13,275,799	$248,286	$—
Euro	Sell	9,730,100	11/30/2015	10,882,464	101,262	—
Japanese Yen	Buy	1,175,680,500	11/24/2015	9,806,459	65,618	—
Japanese Yen	Sell	1,559,694,100	11/24/2015	13,009,552	—	(399,441)

Total					$415,166	$(399,441)

Net unrealized appreciation (depreciation)					$15,725

The outstanding forward currency contracts in the foregoing table were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2015 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2015
Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets—Unrealized appreciation
	on forward currency contracts	$415,166

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities—Unrealized depreciation
	on forward currency contracts	$(399,441)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2015 is $15,725, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2015

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2015 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 6,285,861	$ 6,285,961

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ (3,247,163)	$ (3,247,163)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)								RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2015(b)	$48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$49.17	0.14		1.37	1.37	1.37	2.28	59.70	$377,299
2014(b)	$40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$48.09	0.22		1.37	1.37	1.37	18.40	72.43	$395,216
2013(b)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23		1.40	1.40	1.40	29.61	61.50	$400,275
2012(b)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)		1.32	1.32	1.32	13.71	54.16	$470,120
2011(b)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)		1.28	1.28	1.28	(8.97)	64.14	$825,700
CLASS B SHARES
2015	$44.05	(0.41)	0.96	0.55	—	—	—	$44.60	(0.88)		2.37	2.37	2.92	1.25	59.70	$1,560
2014	$37.55	(0.31)	6.81	6.50	—	—	—	$44.05	(0.74)		2.32	2.32	2.55	17.31	72.43	$3,974
2013	$29.25	(0.24)	8.54	8.30	—	—	—	$37.55	(0.74)		2.37	2.37	2.47	28.38	61.50	$7,448
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)		2.34	2.34	2.36	12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)		2.19	2.19	2.19	(9.79)	64.14	$13,616
CLASS C SHARES
2015	$44.95	(0.29)	0.97	0.68	—	—	—	$45.63	(0.61)		2.12	2.12	2.12	1.51	59.70	$168,321
2014	$38.26	(0.24)	6.93	6.69	—	—	—	$44.95	(0.55)		2.14	2.14	2.14	17.49	72.43	$175,495
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)		2.18	2.18	2.18	28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)		2.09	2.09	2.09	12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)		2.03	2.03	2.03	(9.66)	64.14	$253,065
CLASS I SHARES
2015	$49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$50.53	0.53		0.99	0.99	1.06	2.68	59.70	$288,642
2014	$41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$49.28	0.60		0.99	0.99	1.06	18.86	72.43	$299,568
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59		0.98	0.98	1.01	30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07		0.93	0.93	0.93	14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27		0.91	0.91	0.91	(8.65)	64.14	$1,968,181
CLASS R3 SHARES
2015	$47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$48.86	0.16		1.35	1.35	1.77	2.28	59.70	$59,150
2014	$40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$47.79	0.23		1.35	1.35	1.77	18.45	72.43	$74,579
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29		1.34	1.34	1.78	29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)		1.35	1.35	1.66	13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)		1.35	1.35	1.64	(9.03)	64.14	$169,234
CLASS R4 SHARES
2015	$48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$49.36	0.26		1.25	1.25	1.67	2.39	59.70	$10,167
2014	$40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$48.24	0.36		1.24	1.24	1.69	18.56	72.43	$11,330
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39		1.25	1.25	1.67	29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)		1.25	1.25	1.50	13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)		1.25	1.25	1.47	(8.92)	64.14	$51,900
CLASS R5 SHARES
2015	$49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$50.45	0.51		0.99	0.99	1.20	2.65	59.70	$19,270
2014	$41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$49.21	0.59		0.98	0.98	1.42	18.88	72.43	$30,676
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63		0.99	0.99	1.37	30.13	61.50	$47,076
2012	$28.22	— (c)	3.98	3.98	(0.01)	—	(0.01)	$32.19	—	(d)	0.99	0.99	1.17	14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20		0.98	0.99	1.09	(8.70)	64.14	$215,364

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Net investment Income (loss) is less than 0.01%.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

28    Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period† 4/1/15–9/30/15
CLASS A SHARES
Actual	$1,000.00	$947.90	$6.70
Hypothetical*	$1,000.00	$1,018.19	$6.94
CLASS B SHARES
Actual	$1,000.00	$943.30	$11.48
Hypothetical*	$1,000.00	$1,013.25	$11.90
CLASS C SHARES
Actual	$1,000.00	$944.30	$10.35
Hypothetical*	$1,000.00	$1,014.42	$10.73
CLASS I SHARES
Actual	$1,000.00	$949.90	$4.84
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R3 SHARES
Actual	$1,000.00	$948.00	$6.59
Hypothetical*	$1,000.00	$1,018.30	$6.83
CLASS R4 SHARES
Actual	$1,000.00	$948.50	$6.11
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R5 SHARES
Actual	$1,000.00	$949.70	$4.84
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.37%; B: 2.36%; C: 2.12%; I: 0.99%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg Value Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, the Thornburg Value Fund is reporting 99.98% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 99.98% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2015 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2015, dividends paid by the Fund of $638,305 are being reported as taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2015 (Unaudited)

the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was lower than the returns of the two securities indices and comparable to the average return of the fund category considered, the returns of the Fund for the preceding nine years exceeded the returns of the first index in five of the nine years and exceeded or were comparable to the returns of the second index in five of the nine years, and that the returns of the Fund exceeded or were comparable to the average returns of the fund category in five of the nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the top decile of performance of a mutual fund category for the one-year and three-year periods ended with the second quarter of the current year, fell in the fourth quartile of the category for the five-year period, and fell in the first quartile of the category for the ten-year period. Noted data also showed that the Fund’s annualized investment returns fell in the top decile of investment performance of a second fund category for the one-year and three-year periods ended with the second quarter, fell in the fourth quartile of the category for the five-year period, and fell in the second quartile of performance of the category for the ten-year period. Data presented to the Trustees also showed that the Fund’s annualized total return (net of expenses) since inception exceeded the annualized total return of its benchmark index. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was slightly higher than the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was somewhat higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was higher than the median of each peer group and that the total expense levels for two representative share classes were above the medians of their peer groups, but that these levels were within the range of group fee and expense levels and generally comparable to a number of other funds in the groups. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2015 (Unaudited)

requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUND FAMILY

Fundamental, bottom-up Equity Research

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH077

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg Chairman of Trustees

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg International Value Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class B shares are no longer offered.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Value Fund	September 30, 2015 (Unaudited)

October 15, 2015

Dear Fellow Shareholder:

Despite an unusually challenging market environment, the Thornburg International Value Fund produced a total return for the fiscal year ended September 30, 2015 of 1.25% (Class A shares without sales charge). That compares quite favorably to losses of 8.66% in the MSCI EAFE Index and 11.78% in the MSCI ACWI ex-U.S. Index. The Fund outperformed both benchmarks in each of the four quarters under review, landing the Class I Shares in the fourth percentile of 344 funds ranked in Morningstar’s Foreign Large Blend category.

Table I | Morningstar Rankings

As of September 30, 2015

	1-Yr	5-Yr	10-Yr
A Shares	6%	61%	20%
I Shares	4%	49%	10%
# of Funds	344	277	183

Based on total returns, before sales charge. Source: Morningstar.

Significant market volatility characterized much of the fiscal year. Overseas stocks were either down sharply or essentially flat in three of the four quarters under review. The last three months were particularly turbulent, with the MSCI EAFE Index down 10.23% and the MSCI ACWI ex-U.S. Index down 12.10% in the red as of September 30, 2015. While we were disappointed the International Value Fund also declined by 8.54% (without sales charge) from July through September 30, 2015, we were nonetheless satisfied with the Fund’s volatility characteristics and broader risk management, the measure of which, as with all actively managed funds, is taken when markets swoon.

Although international stocks began 2015 largely in favor, those gains ran out of steam by the end of June. As China’s equity market bubble popped and fears grew that the U.S. Federal Reserve might backtrack on its guidance for a September “lift-off” in its key interest rate, selling pressure intensified across asset classes, from emerging markets and commodities to U.S. high-yield debt, causing spreads over Treasuries to balloon and the U.S. 10-year sovereign yield to drop near 2%. The Fund was relatively well positioned both early in the calendar year, when overseas stocks were buoyant, as well as later in the year, when they began to sell off. This was evident in its one-year down-capture ratio, which at the end of September stood at 57%, indicating that it declined just more than half as much as the MSCI ACWI ex-U.S. Index. It was also evident in the Fund’s upside-capture ratio, which in the same period hit 133%, reflecting that it captured almost a third more of the index’s gains. Against the MSCI EAFE Index, your Fund’s downside-capture ratio in the period was 76%, while its up-capture hit 135%.

While we consider macroeconomic and country risks, the key to the International Value Fund’s risk management is fundamental, bottom-up stock selection, which contributed the lion’s share of returns in analyzing attribution for the fiscal year. We also aim to mitigate currency exchange-rate risks by tending to favor firms in countries that may be less vulnerable to volatile capital flows. We may also employ foreign currency hedges in an effort to secure local-market returns for our dollar-based investors, if we judge them cost-effective and sensible.

Indeed, while broad market draw-downs may be nerve wracking, they can provide opportunities for truly active managers to establish positions at attractive levels, i.e., value prices. During the last quarter, we sold twelve stocks, and bought almost as many. The portfolio now holds 50 positions, down from 62 at the end of September 30, 2014.

Contributors and Detractors

Our top contributors to positive performance in the period included Hong Kong Exchanges & Clearing, Sony Corp., NXP Semiconductors, UBS Group, and Tencent Holdings.

Hong Kong Exchanges benefited from increased cross-trading with the Shanghai Stock Exchange. Sony executed well on its strategy to focus on its core device and entertainment divisions while shedding unprofitable businesses. NXP Semiconductors was also among the biggest contributors to performance, as the chipmaker’s products are used in a growing variety of devices, from smart-phones to near-field communications products. Shares of Swiss bank UBS also gained after coming to terms with regulators, building a strong capital position and restructuring its business to focus more on wealth management. Lastly, Tencent, China’s largest internet company, achieved our price target, so was sold, fortunately before the country’s equity market downturn.

The biggest detractors from performance during the fiscal year were Banco Popular Espanol, Sumitomo Mitsui Trust, Total, Baidu, and America Movil.

Spanish financial Banco Popular Espanol was undercut by political uncertainty amid Catalan parliamentary elections, which resulted in secessionists winning nearly half the popular vote. Sumitomo Mitsui, the number-one asset manager and fund distributor in Japan, lost ground on what we think are temporary market factors. Oil major Total also detracted materially from performance. We sold it in August, but bought it back in September after it declined nearly 10%. The oil industry is out of favor, but we would note that global oil demand is rising this year, while U.S. on-shore shale oil producers have decreased output. Chinese search engine Baidu was also a poor performer. While the company has promising growth prospects, it is embarking on an investment cycle that will likely undercut profitability for some time to come. We recently exited the position. Lastly, Mexico City-based

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg International Value Fund	September 30, 2015 (Unaudited)

America Movil, which is Latin America’s largest telecommunications company, also detracted from performance, as its preponderant position in Mexico is under regulatory constraint. This position was also recently exited.

The global economic outlook is far from clear. Global growth is slowing as China seeks to rebalance its economy toward a slower, more sustainable pace, impacting countries that depend on Chinese demand for their exports. Meanwhile, mixed U.S. economic data continue to stay the Federal Reserve’s hand from raising rates, with the consequent uncertainty about the timing of its first rate hike since 2006 continuing. Given asset purchase programs or rock-bottom interest rates being pursued by major central banks around the world, currency volatility across the globe will also likely continue.

Market volatility is a normal, even healthy feature of equity investing. As noted above, it can be as much an opportunity as a deterrent to long-term investment success. China’s economic slowdown, the U.S. Fed’s “lift-off” timing, slowing global growth and other macro issues all influence current volatility. But our focus will remain on assessing the risk/reward tradeoffs of individual stocks, based on the soundness of their business models, the effectiveness of company management, catalysts for future earnings, and crucially, valuation.

Thank you for investing alongside us in the Thornburg International Value Fund.

Sincerely,

William V. Fries, CFA	Lei Wang, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Value Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 5/28/98)
Without sales charge	1.25%	5.61%	3.84%	5.03%	7.55%
With sales charge	-3.32%	4.00%	2.88%	4.55%	7.27%
Class B Shares (Incep: 4/3/00)
Without sales charge	0.29%	4.67%	2.95%	4.36%	5.11%
With sales charge	-4.27%	3.59%	2.59%	4.36%	5.11%
Class C Shares (Incep: 5/28/98)
Without sales charge	0.52%	4.85%	3.07%	4.27%	6.71%
With sales charge	-0.39%	4.85%	3.07%	4.27%	6.71%
Class I Shares (Incep: 3/30/01)	1.65%	6.01%	4.24%	5.45%	7.23%
Class R3 Shares (Incep: 7/1/03)	1.09%	5.42%	3.65%	4.87%	8.57%
Class R4 Shares (Incep: 2/1/07)	1.30%	5.63%	3.86%	—	2.42%
Class R5 Shares (Incep: 2/1/05)	1.57%	5.92%	4.13%	5.36%	6.38%
Class R6 Shares (Incep: 5/1/12)	1.81%	6.18%	—	—	5.16%
MSCI EAFE Index (Since 5/28/98)	-8.66%	5.63%	3.98%	2.97%	3.51%
MSCI AC World ex-U.S. Index (Since 5/28/98)	-11.78%	2.78%	2.27%	3.49%	4.29%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.26%; B shares, 2.13%; C shares, 1.99%; I shares, 0.88%; R3 shares, 1.61%; R4 shares, 1.49%; R5 shares, 1.12%; R6 shares, 0.73%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Sovereign debt – Government debt that has been issued in a foreign currency.

Upside/Downside Capture Ratio – A ratio that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

6    Annual Report

FUND SUMMARY

Thornburg International Value Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Nippon Telegraph & Telephone Corp.	3.5%

Vinci S.A.	3.5%

Roche Holding AG	3.4%

Telecom Italia S.p.A.	3.3%

Novartis AG	3.2%

Compagnie de Saint-Gobain	3.2%

Intesa Sanpaolo S.p.A.	3.1%

CME Group, Inc.	3.1%

ING Groep N.V.	2.9%

Liberty Global plc	2.7%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	26.5%

Consumer Discretionary	16.3%

Health Care	12.2%

Industrials	11.7%

Telecommunication Services	8.5%

Information Technology	4.4%

Consumer Staples	4.2%

Utilities	3.2%

Energy	2.5%

Materials	0.6%

Other Assets Less Liabilities	10.0%

Top Ten Industry Groups

Diversified Financials	11.9%

Banks	10.3%

Pharmaceuticals, Biotechnology & Life Sciences	10.2%

Telecommunication Services	8.5%

Capital Goods	8.4%

Media	5.5%

Automobiles & Components	5.0%

Semiconductors & Semiconductor Equipment	4.4%

Insurance	4.2%

Food, Beverage & Tobacco	4.2%

Country Exposure*

(percent of equity holdings)

United Kingdom	15.7%

France	14.4%

Japan	14.4%

Switzerland	11.6%

Italy	9.6%

Netherlands	8.7%

China	5.7%

Germany	5.7%

United States	4.5%

Denmark	2.7%

South Korea	2.5%

Taiwan	1.5%

Ireland	1.2%

Spain	1.1%

Hong Kong	0.4%

Mexico	0.3%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2015

	Shares/ Principal Amount	Value

COMMON STOCK — 90.05%

AUTOMOBILES & COMPONENTS — 5.03%
Auto Components — 1.21%
Delphi Automotive plc	1,566,974	$119,152,703
Automobiles — 3.82%
Hyundai Motor Co.	777,321	107,551,374
Toyota Motor Corp.	4,251,317	247,038,143
Volkswagen AG Preference Shares	215,172	23,502,336

		497,244,556

BANKS — 10.34%
Banks — 10.34%
Banco Popular Espanol, S.A.	27,789,886	101,199,795
ING Groep N.V.	19,994,073	282,618,317
Intesa Sanpaolo S.p.A.	85,644,493	302,026,426
Lloyds Banking Group plc	110,183,873	125,277,134
Sumitomo Mitsui Trust Holdings, Inc.	58,040,306	211,618,638

		1,022,740,310

CAPITAL GOODS — 8.43%
Building Products — 3.20%
Compagnie de Saint-Gobain	7,307,392	316,077,865
Construction & Engineering — 3.48%
Vinci S.A.	5,434,734	344,386,760
Trading Companies & Distributors — 1.75%
[a] AerCap Holdings N.V.	4,523,244	172,968,851

		833,433,476

CONSUMER DURABLES & APPAREL — 2.60%
Household Durables — 2.60%
Sony Corp.	10,633,841	256,926,505

		256,926,505

CONSUMER SERVICES — 2.07%
Hotels, Restaurants & Leisure — 2.07%
Accor S.A.	4,390,323	204,863,916

		204,863,916

DIVERSIFIED FINANCIALS — 11.94%
Capital Markets — 1.76%
UBS Group AG	9,408,150	173,856,743
Diversified Financial Services — 10.18%
CME Group, Inc.	3,255,777	301,940,759
Deutsche Boerse AG	2,623,866	225,844,780
Hong Kong Exchanges & Clearing Ltd.	1,665,321	37,969,074
Japan Exchange Group, Inc.	14,926,842	216,129,075
London Stock Exchange Group plc	6,149,656	225,036,879

		1,180,777,310

ENERGY — 2.53%
Oil, Gas & Consumable Fuels — 2.53%
Exxon Mobil Corp.	1,394,810	103,704,123
Total SA	3,263,306	146,585,955

		250,290,078

FOOD, BEVERAGE & TOBACCO — 4.19%
Beverages — 2.15%
Heineken NV	1,447,644	116,855,194
Kweichow Moutai Co., Ltd.	3,207,237	96,013,791
Food Products — 2.04%
Nestle SA	2,681,265	201,521,302

		414,390,287

HEALTH CARE EQUIPMENT & SERVICES — 2.03%
Health Care Providers & Services — 2.03%
Fresenius SE & Co. KGaA	2,986,863	200,251,169

		200,251,169

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

	Shares/ Principal Amount	Value

INSURANCE — 4.24%
Insurance — 4.24%
Aviva plc	36,424,412	$249,056,562
AXA S.A.	7,046,694	170,353,405

		419,409,967

MATERIALS — 0.56%
Chemicals — 0.56%
Linde AG	343,597	55,651,399

		55,651,399

MEDIA — 5.46%
Media — 5.46%
ITV plc	46,507,520	173,071,394
[a] Liberty Global plc	6,500,793	266,662,529
Vivendi	4,260,488	100,592,905

		540,326,828

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.16%
Pharmaceuticals — 10.16%
[a] Allergan plc	405,035	110,092,563
Novartis AG	3,486,162	319,785,433
Novo Nordisk A/S	4,466,166	239,583,167
Roche Holding AG	1,272,142	335,461,209

		1,004,922,372

RETAILING — 1.14%
Internet & Catalog Retail — 1.14%
[a] Ctrip.com International, Ltd. ADR	1,784,698	112,757,220

		112,757,220

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.38%
Semiconductors & Semiconductor Equipment — 4.38%
ARM Holdings plc	7,036,761	100,860,014
[a] NXP Semiconductors N.V.	2,310,708	201,193,346
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,331,907	131,387,070

		433,440,430

TELECOMMUNICATION SERVICES — 8.52%
Diversified Telecommunication Services — 6.77%
Nippon Telegraph & Telephone Corp.	9,961,300	346,920,447
[a] Telecom Italia S.p.A.	262,084,547	322,724,187
Wireless Telecommunication Services — 1.75%
America Movil SAB de C.V. ADR	1,463,153	24,215,182
China Mobile Ltd.	10,462,815	123,527,922
Vodafone Group plc ADR	795,955	25,263,612

		842,651,350

TRANSPORTATION — 3.26%
Transportation Infrastructure — 3.26%
Atlantia S.p.A.	8,283,202	231,298,606
Shanghai International Air Co., Ltd.	20,962,620	91,407,061

		322,705,667

UTILITIES — 3.17%
Electric Utilities — 1.13%
Korea Electric Power Corp.	2,699,108	111,580,437
Independent Power & Renewable Electricity Producers — 0.86%
CGN Power Co., Ltd.	202,621,885	84,708,474
Multi-Utilities — 1.18%
National Grid plc	8,404,551	116,828,761

		313,117,672

TOTAL COMMON STOCK (Cost $8,196,037,378)		8,905,900,512

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.99%
[b] Thornburg Capital Management Fund	59,256,131	$592,561,315

TOTAL SHORT TERM INVESTMENTS (Cost $592,561,315)		592,561,315

TOTAL INVESTMENTS — 96.04% (Cost $8,788,598,693)		9,498,461,827
OTHER ASSETS LESS LIABILITIES — 3.96%		391,869,685

NET ASSETS — 100.00%		$9,890,331,512

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates — Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	—	168,374,018	109,117,887	59,256,131	$592,561,315	$401,341	$—

					$592,561,315	$401,341	$—

Total non-controlled affiliated issuers – 5.99% of net assets

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

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Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2015

ASSETS
Investments at value (cost $8,788,598,693) (Note 2)	$9,498,461,827
Cash denominated in foreign currency (cost $1,852,835)	1,852,919
Receivable for investments sold	587,505,778
Receivable for fund shares sold	16,739,939
Unrealized appreciation on forward currency contracts (Note 7)	15,860,311
Dividends receivable	19,975,860
Dividend and interest reclaim receivable	37,715,915
Prepaid expenses and other assets	138,541

Total Assets	10,178,251,090

LIABILITIES
Payable for investments purchased	215,021,020
Payable for fund shares redeemed	21,313,698
Unrealized depreciation on forward currency contracts (Note 7)	38,089,167
Payable to investment advisor and other affiliates (Note 3)	7,542,481
Accounts payable and accrued expenses	5,953,212

Total Liabilities	287,919,578

NET ASSETS	$9,890,331,512

NET ASSETS CONSIST OF
Undistributed net investment income	$3,009,051
Net unrealized appreciation on investments	685,527,116
Accumulated net realized gain (loss)	1,466,325,679
Net capital paid in on shares of beneficial interest	7,735,469,666

$9,890,331,512

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($ 1,361,529,017 applicable to 49,586,318 shares of beneficial interest outstanding - Note 4)	$27.46
Maximum sales charge, 4.50% of offering price	1.29

Maximum offering price per share	$28.75

Class B Shares:
Net asset value per share* ($7,530,333 applicable to 298,390 shares of beneficial interest outstanding - Note 4)	$25.24

Class C Shares:
Net asset value and offering price per share* ($706,606,085 applicable to 27,819,860 shares of beneficial interest outstanding - Note 4)	$25.40

Class I Shares:
Net asset value, offering and redemption price per share ($5,895,731,298 applicable to 210,279,968 shares of beneficial interest outstanding - Note 4)	$28.04

Class R3 Shares:
Net asset value, offering and redemption price per share ($479,223,002 applicable to 17,447,618 shares of beneficial interest outstanding - Note 4)	$27.47

Class R4 Shares:
Net asset value, offering and redemption price per share ($333,246,539 applicable to 12,208,742 shares of beneficial interest outstanding - Note 4)	$27.30

Class R5 Shares:
Net asset value, offering and redemption price per share ($685,616,772 applicable to 24,463,864 shares of beneficial interest outstanding - Note 4)	$28.03

Class R6 Shares:
Net asset value, offering and redemption price per share ($420,848,466 applicable to 15,047,578 shares of beneficial interest outstanding - Note 4)	$27.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $26,899,050)	$247,893,044
Interest income	1,142,337
Other income	6,317,180

Total Income	255,352,561

EXPENSES
Investment advisory fees (Note 3)	83,357,115
Administration fees (Note 3)
Class A Shares	2,146,906
Class B Shares	14,509
Class C Shares	993,991
Class I Shares	3,339,669
Class R3 Shares	759,527
Class R4 Shares	582,542
Class R5 Shares	564,177
Distribution and Service fees (Note 3)
Class A Shares	4,293,814
Class B Shares	116,051
Class C Shares	7,942,704
Class R3 Shares	3,031,614
Class R4 Shares	1,160,017
Transfer agent fees
Class A Shares	2,879,148
Class B Shares	24,255
Class C Shares	1,073,387
Class I Shares	8,069,586
Class R3 Shares	1,342,659
Class R4 Shares	1,186,815
Class R5 Shares	3,676,759
Class R6 Shares	6,665
Registration and filing fees
Class A Shares	36,980
Class B Shares	20,919
Class C Shares	28,347
Class I Shares	148,877
Class R3 Shares	28,413
Class R4 Shares	52,125
Class R5 Shares	114,235
Class R6 Shares	42,105
Custodian fees (Note 3)	1,308,043
Professional fees	228,220
Accounting fees (Note 3)	340,911
Trustee fees	398,865
Other expenses	1,322,206

Total Expenses	130,632,156
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,858,934)
Fees paid indirectly (Note 3)	(19,853)

Net Expenses	127,753,369

Net Investment Income	$127,599,192

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$1,487,219,343
Forward currency contracts (Note 7)	677,574,154
Foreign currency transactions	(6,439,054)

2,158,354,443

Net change in unrealized appreciation (depreciation) on:
Investments	(1,766,565,024)
Forward currency contracts (Note 7)	(283,100,744)
Foreign currency translations	(422,455)

(2,050,088,223)

Net Realized and Unrealized Gain	108,266,220

Net Increase in Net Assets Resulting from Operations	$235,865,412

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$127,599,192	$213,013,596
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	2,158,354,443	4,316,041,133
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(2,050,088,223)	(4,454,707,186)

Net Increase (Decrease) in Net Assets Resulting from Operations	235,865,412	74,347,543

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(13,268,050)	(24,836,500)
Class B Shares	(5,365)	(41,872)
Class C Shares	(2,886,929)	(2,410,852)
Class I Shares	(82,112,732)	(122,938,549)
Class R3 Shares	(3,933,658)	(5,130,641)
Class R4 Shares	(3,650,855)	(7,356,292)
Class R5 Shares	(10,245,399)	(32,599,485)
Class R6 Shares	(7,249,669)	(19,861,092)
From realized gains
Class A Shares	(166,562,573)	—
Class B Shares	(1,316,453)	—
Class C Shares	(75,585,562)	—
Class I Shares	(617,568,803)	—
Class R3 Shares	(57,375,341)	—
Class R4 Shares	(46,567,679)	—
Class R5 Shares	(145,792,152)	—
Class R6 Shares	(62,251,716)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(1,089,390,257)	(2,591,843,528)
Class B Shares	(7,775,348)	(17,031,740)
Class C Shares	(96,267,790)	(296,649,398)
Class I Shares	(1,275,407,107)	(6,778,761,004)
Class R3 Shares	(229,305,280)	(392,504,894)
Class R4 Shares	(351,180,663)	(616,127,795)
Class R5 Shares	(1,362,741,831)	(2,191,585,826)
Class R6 Shares	(399,050,412)	(460,324,600)

Net Decrease in Net Assets	(5,871,626,212)	(13,485,656,525)

NET ASSETS
Beginning of Year	15,761,957,724	29,247,614,249

End of Year	$9,890,331,512	$15,761,957,724

Undistributed net investment income	$3,009,051	$5,201,570

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of Thornburg Investment Trust (the “Trust”) have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is not longer exceeded.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$8,905,900,512	$8,905,900,512	$—	$—
Short Term Investments	592,561,315	592,561,315	—	—

Total Investments in Securities	$9,498,461,827	$9,498,461,827	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$15,860,311	$—	$15,860,311	$—
Spot Currency	$566,203	$566,203	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(38,089,167)	$—	$(38,089,167)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. To date the Fund has recovered certain amounts previously withheld in Finland, which amounts are reflected in the financial statements included in this report. The Fund would expect to record a receivable for other such reclaims based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims in countries other than Finland, and the likelihood of collection in those other countries remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $340,911 to the Advisor for these accounting services. The Trust also has entered into administrative service

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $60,972 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $29,706 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $760,304 for Class R3 shares, $583,408 for Class R4 shares, and $1,515,222 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $19,853.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had transactions of $13,269,217 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	8,248,175	$241,288,378	17,448,628	$527,252,760
Shares issued to shareholders in reinvestment of dividends	5,853,841	162,599,810	751,233	22,755,421
Shares repurchased	(51,693,689)	(1,493,278,445)	(104,116,072)	(3,141,851,709)

Net increase (decrease)	(37,591,673)	$(1,089,390,257)	(85,916,211)	$(2,591,843,528)

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	25,095	$674,468	2,583	$72,727
Shares issued to shareholders in reinvestment of dividends	38,401	976,975	1,079	30,247
Shares repurchased	(353,486)	(9,426,791)	(612,869)	(17,134,714)

Net increase (decrease)	(289,990)	$(7,775,348)	(609,207)	$(17,031,740)

Class C Shares
Shares sold	2,374,020	$63,814,668	1,825,885	$51,520,849
Shares issued to shareholders in reinvestment of dividends	2,324,577	59,667,023	64,864	1,829,821
Shares repurchased	(8,267,215)	(219,749,481)	(12,442,806)	(350,000,068)

Net increase (decrease)	(3,568,618)	$(96,267,790)	(10,552,057)	$(296,649,398)

Class I Shares
Shares sold	51,033,802	$1,526,947,270	103,474,293	$3,194,619,827
Shares issued to shareholders in reinvestment of dividends	21,516,580	612,023,354	3,353,409	103,806,502
Shares repurchased	(116,894,145)	(3,414,377,731)	(326,972,110)	(10,077,187,333)

Net increase (decrease)	(44,343,763)	$(1,275,407,107)	(220,144,408)	$(6,778,761,004)

Class R3 Shares
Shares sold	4,183,276	$121,693,500	5,588,730	$168,961,744
Shares issued to shareholders in reinvestment of dividends	2,069,052	57,455,170	158,988	4,816,635
Shares repurchased	(14,059,202)	(408,453,950)	(18,738,646)	(566,283,273)

Net increase (decrease)	(7,806,874)	$(229,305,280)	(12,990,928)	$(392,504,894)

Class R4 Shares
Shares sold	4,065,341	$116,638,346	8,521,096	$256,157,143
Shares issued to shareholders in reinvestment of dividends	1,405,574	38,816,115	183,905	5,543,050
Shares repurchased	(17,591,772)	(506,635,124)	(29,175,509)	(877,827,988)

Net increase (decrease)	(12,120,857)	$(351,180,663)	(20,470,508)	$(616,127,795)

Class R5 Shares
Shares sold	9,113,063	$266,509,147	19,469,855	$600,262,418
Shares issued to shareholders in reinvestment of dividends	5,223,489	147,978,195	989,545	30,588,240
Shares repurchased	(61,286,367)	(1,777,229,173)	(91,535,480)	(2,822,436,484)

Net increase (decrease)	(46,949,815)	$(1,362,741,831)	(71,076,080)	$(2,191,585,826)

Class R6 Shares
Shares sold	4,410,128	$129,266,866	20,980,274	$647,021,016
Shares issued to shareholders in reinvestment of dividends	2,450,164	69,470,703	642,244	19,836,878
Shares repurchased	(20,550,235)	(597,787,981)	(36,713,336)	(1,127,182,494)

Net increase (decrease)	(13,689,943)	$(399,050,412)	(15,090,818)	$(460,324,600)

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $8,140,289,120 and $13,642,271,711, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$8,791,612,460

Gross unrealized appreciation on a tax basis	$1,078,272,135
Gross unrealized depreciation on a tax basis	(371,422,768)

Net unrealized appreciation (depreciation) on investments (tax basis)	$706,849,367

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

At September 30, 2015, the Fund had $3,214,361 of undistributed tax basis ordinary investment income and $1,447,110,590 of undistributed tax basis capital gains.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $6,439,054, decreased accumulated net realized gain by $317,709,011, and increased net capital paid in on shares of beneficial interest by $324,148,065. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from currency gains (losses) and equalization of undistributed capital gains to shareholders.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Ordinary income	$123,352,657	$215,175,283
Capital gains	1,173,020,279	—

Total	$1,296,372,936	$215,175,283

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2015 was $3,470,807,719. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2015:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2015
		Contract	Contract	Value	Unrealized	Unrealized
Contract Description Buy/Sell		Amount	Value Date	USD	Appreciation	Depreciation
Euro	Sell	447,650,700	11/19/2015	500,576,974	$10,179,045	$—
Euro	Buy	289,328,600	11/19/2015	323,536,264	—	(469,815)
Euro	Buy	459,453,100	11/19/2015	513,774,786	—	(1,017,143)
Euro	Buy	416,282,100	11/19/2015	465,499,627	—	(5,082,310)
Euro	Sell	1,590,859,100	11/19/2015	1,778,948,260	—	(13,174,202)
Euro	Buy	873,446,000	11/19/2015	976,714,558	—	(18,345,697)
Japanese Yen	Sell	38,981,986,000	11/27/2015	325,164,254	3,211,565	—
Japanese Yen	Buy	38,981,986,000	11/27/2015	325,164,254	2,469,701	—

Total					$15,860,311	$(38,089,167)

Net unrealized appreciation (depreciation)						$(22,228,856)

The outstanding forward currency contracts in the foregoing table were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2015 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets—Unrealized appreciation on forward currency contracts	$15,860,311

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities—Unrealized depreciation on forward currency contracts	$(38,089,167)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2015 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $22,228,856. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2015

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2015 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 677,574,154	$ 677,574,154

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ (283,100,744)	$ (283,100,744)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period )								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income ( Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
CLASS A SHARES
2015(b)	$29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$27.46	0.82		1.27		1.27		1.27		1.25	70.88	$1,361,529
2014(b)	$30.12	0.19	(0.23)	(0.04)	(0.24)	—	(0.24)	$29.84	0.63		1.26		1.26		1.26		(0.14)	37.25	$2,601,689
2013(b)	$26.08	0.26	4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92		1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(b)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09		1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(b)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06		1.25		1.25		1.25		(10.10)	20.78	$5,932,896
CLASS B SHARES
2015	$27.68	(0.04)	0.14	0.10	(0.02)	(2.52)	(2.54)	$25.24	(0.14)		2.24		2.24		2.24		0.29	70.88	$7,530
2014	$28.02	(0.07)	(0.20)	(0.27)	(0.07)	—	(0.07)	$27.68	(0.24)		2.13		2.13		2.13		(0.96)	37.25	$16,288
2013	$24.37	0.01	3.74	3.75	(0.10)	—	(0.10)	$28.02	0.02		2.10		2.10		2.10		15.45	34.67	$33,562
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26		2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21		2.06		2.06		2.06		(10.80)	20.78	$56,002
CLASS C SHARES
2015	$27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$25.40	0.19		1.99		1.99		1.99		0.52	70.88	$706,606
2014	$28.17	–(c)	(0.23)	(0.23)	(0.08)	—	(0.08)	$27.86	–	(d)	1.99		1.99		1.99		(0.83)	37.25	$874,358
2013	$24.48	0.04	3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15		2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35		2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31		1.99		1.99		1.99		(10.78)	20.78	$1,391,173
CLASS I SHARES
2015	$30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$28.04	1.27		0.90		0.90		0.90		1.65	70.88	$5,895,731
2014	$30.76	0.33	(0.25)	0.08	(0.41)	—	(0.41)	$30.43	1.05		0.88		0.88		0.88		0.23	37.25	$7,748,950
2013	$26.66	0.38	4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34		0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53		0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45		0.88		0.88		0.88		(9.77)	20.78	$10,942,112
CLASS R3 SHARES
2015	$29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$27.47	0.71		1.45		1.45		1.58		1.09	70.88	$479,223
2014	$30.14	0.15	(0.24)	(0.09)	(0.19)	—	(0.19)	$29.86	0.51		1.45		1.45		1.61		(0.30)	37.25	$754,139
2013	$26.11	0.20	4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71		1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95		1.45		1.45		1.60		13.82	17.86	$1,323,765
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86		1.45		1.45		1.58		(10.27)	20.78	$1,270,000
CLASS R4 SHARES
2015	$29.69	0.25	0.15	0.40	(0.27)	(2.52)	(2.79)	$27.30	0.86		1.24		1.24		1.37		1.30	70.88	$333,247
2014	$29.98	0.21	(0.24)	(0.03)	(0.26)	—	(0.26)	$29.69	0.70		1.25		1.25		1.49		(0.12)	37.25	$722,349
2013	$25.96	0.25	4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91		1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16		1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12		1.25		1.25		1.41		(10.11)	20.78	$1,296,493
CLASS R5 SHARES
2015	$30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$28.03	1.01		0.98		0.98		1.11		1.57	70.88	$685,617
2014	$30.71	0.30	(0.24)	0.06	(0.36)	—	(0.36)	$30.41	0.97		0.99		0.99		1.12		0.17	37.25	$2,171,673
2013	$26.61	0.34	4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20		0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44		0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39		0.99		0.99		1.04		(9.88)	20.78	$3,709,978
CLASS R6 SHARES
2015	$30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$27.97	1.33		0.74		0.74		0.74		1.81	70.88	$420,849
2014	$30.70	0.40	(0.26)	0.14	(0.48)	—	(0.48)	$30.36	1.28		0.73		0.73		0.73		0.42	37.25	$872,512
2013	$26.62	0.46	4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59		0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(f)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35	(e)	0.76	(e)	0.76	(e)	0.76	(e)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than 0.01 per share.
(d)	Net investment Income (loss) is less than 0.01%.
(e)	Annualized.
(f)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund	September 30, 2015

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

28    Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period† 4/1/15–9/30/15
CLASS A SHARES
Actual	$1,000.00	$959.50	$6.07
Hypothetical*	$1,000.00	$1,018.87	$6.26
CLASS B SHARES
Actual	$1,000.00	$954.90	$11.02
Hypothetical*	$1,000.00	$1,013.80	$11.35
CLASS C SHARES
Actual	$1,000.00	$956.40	$9.75
Hypothetical*	$1,000.00	$1,015.10	$10.04
CLASS I SHARES
Actual	$1,000.00	$961.60	$4.34
Hypothetical*	$1,000.00	$1,020.65	$4.47
CLASS R3 SHARES
Actual	$1,000.00	$959.10	$7.12
Hypothetical*	$1,000.00	$1,017.80	$7.33
CLASS R4 SHARES
Actual	$1,000.00	$960.00	$6.04
Hypothetical*	$1,000.00	$1,018.90	$6.22
CLASS R5 SHARES
Actual	$1,000.00	$961.20	$4.73
Hypothetical*	$1,000.00	$1,020.25	$4.87
CLASS R6 SHARES
Actual	$1,000.00	$962.50	$3.57
Hypothetical*	$1,000.00	$1,021.43	$3.68

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; B: 2.25%; C: 1.99%; I: 0.88%; R3: 1.45%; R4: 1.23%; R5: 0.96%; R6: 0.73%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, the Thornburg International Value Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 3.28% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2015 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2015, foreign source income and foreign taxes paid are $270,033,286 and $20,286,430, respectively.

For the tax year ended September 30, 2015, dividends paid by the Fund of $123,352,657 are being reported as ordinary investment income and $1,173,020,279 are being reported as long-term capital gains. Additionally dividends deemed paid by the Fund of $324,148,065 are designated as long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2015 (Unaudited)

any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s investment performance to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) performance data for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories and to two broad-based securities indices, and assigning a ranking to the Fund’s performance for each period relative to the two fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of one of the two securities indices considered and was lower than the returns for the mutual fund category and the second index considered, the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the mutual fund category in six of nine years, the Fund’s returns exceeded or were comparable to one index in seven of nine years, and that the Fund’s returns exceeded or were comparable to the returns of the second index in six of nine years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the first decile of performance of the first mutual fund category for the one-year period ended with the second quarter of the current year, fell near the midpoint of performance of the category for the three-year period, fell in the third quartile of performance for the five-year period, and fell in the top quartile of performance for the ten-year period. The data further showed that the Fund’s annualized investment returns similarly fell in the top decile of performance of the second fund category for the one-year period ended with the second quarter, fell in the second quartile of performance of the category for the three-year period, fell in the third quartile for the five-year period, and fell in the first quartile for the ten-year period. Data presented to the Trustees also showed that the Fund’s annualized total return for the period since inception exceeded the annualized returns of the two indices considered. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class was slightly lower than the category median and comparable to its average, and that the level of total expense for a second representative share class was lower than the median and average levels of total expense for the category. Peer group data showed that the Fund’s advisory fee level was comparable to median levels for the two peer groups, and that the total expense levels for the representative share classes were comparable to the median levels for their respective peer groups.

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2015 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH078

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg
Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Core Growth Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

October 19, 2015

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2015, the Thornburg Core Growth Fund returned a negative 1.32% for the Class A shares (without sales charge), underperforming its benchmark, the Russell 3000 Growth Index, which returned 3.21% in the period.

The trailing fiscal year was marked by market rallies and corrections, a broad and significant decline in commodity prices including oil, and a massive strengthening of the U.S. dollar compared to a broad basket of developed and emerging market currencies. It’s been a frustrating period for equity investors, as returns have stagnated and volatility has returned to the markets. On an individual stock basis we had some great successes. But it was also an environment that was very unforgiving to companies suffering fundamental deterioration, and we had too many stocks failing to track our investment theses during the period. In a concentrated portfolio of about 50 stocks, a couple of decisions can make the difference between winning and losing in a tight market, and we were disappointed with our results.

We believe the main reason we have had success over the long term is the consistent application of our bottom-up process and philosophy. We spend our days searching for attractively priced, quality growth stocks. Through recessions and recoveries, geopolitical turmoil and relative calm, we follow the same mandate. Stock selection drives the composition of our portfolio and ideally takes us to where growth and value reside at any given point in a market cycle. Our approach has worked over the long term and we will continue to strive to be consistent in its application.

As always, the primary driver of our performance is the stocks we choose to own. Below is a discussion of our top five contributors and detractors for the year.

Top 5 Contributors

•

Amazon – Amazon is the largest and most dominant online retailer in the world. The company continues to benefit from the offline-to-online shift in shopping. Amazon also continues to roll out adjacent products and services, creating a more dominant and sticky platform. During the year, Amazon also started breaking out results for their Amazon web services business, which has brought more attention to this fast-growing, potentially high margin business.

•

Vantiv – Vantiv is a merchant acquirer, meaning it facilitates the processing of credit and debit card payments at brick-and-mortar retailers and online. The industry enjoys a secular tailwind as payments shift from cash and check to electronic, and Vantiv has been able to gain share with competitive products and expanded distribution.

•

Visa – Visa is one of the largest global payment networks in the world. The conversion from cash- and check-based purchases to card-based purchases continues around the world. This conversion has been driving revenue growth in the low to mid teens and better earnings growth due to the fixed cost nature of Visa’s operating structure.

•

Fleetmatics – Fleetmatics is a global provider of fleet management solutions, mainly for small and mid-sized businesses. It is a high-margin subscription business with recurring revenues. Recently the company has been developing new products and entering new markets.

•

Catamaran – Catamaran is a pharmacy benefit manager (PBM). PBMs aggregate patients within their systems to have more bargaining power against the pharmaceutical manufacturers and ultimately reduce health care costs. Catamaran was acquired by United Health during the period.

Top 5 Detractors

•

Stratasys – Stratasys manufactures the printers that allow people and businesses to print three-dimensional objects on the spot. Long-term, we believe there is significant growth potential of the company from the large opportunity set. That includes both commercial settings and a broader consumer base. The stock was weak when it failed to meet the high growth expectations surrounding the firm.

•

Oasis Petroleum – Oasis is an oil producer located in the Bakken region (primarily located in North Dakota). It is an oil-rich play with fast production growth. However, the collapse of oil prices has weighed on the entire sector.

•

Las Vegas Sands – Las Vegas Sands performed poorly during the period as the company’s Macau casinos saw a noticeable slowdown in gaming revenues. The slowdown was driven by a combination of China’s lackluster economy and the continued crackdown on corruption, reducing conspicuous consumption.

•

Yelp – Yelp operates a user review site and mobile application. They generate revenue from local businesses advertising on their platforms. Growth has come under pressure as the value proposition of that advertising has weakened and competition for local businesses’ advertising dollars has intensified, due to the strengthening of competitors like Facebook. We have exited our position in Yelp.

•

Shutterstock – Shutterstock operates a stock digital image library that companies use in their websites, marketing materials, corporate communications, etc. The stock was weak on concerns of increased competition in the space. Adobe acquired a competitor and re-launched the service as part of a bundled service. To compound the issue, the chief financial officer, who had taken the company public in late 2012, resigned without having another job lined up. The combination of these factors sent shares down and impaired the thesis, prompting our full exit from the position.

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

We don’t pretend to know what the future holds, but we are always excited by the prospect of identifying and owning strong businesses with attractive growth prospects, and combining them in a diversified portfolio. Through periods of market calm or turmoil, we remain focused on this primary objective.

Thank you for investing alongside us in the Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 12/27/00)
Without sales charge	-1.32%	10.94%	13.57%	6.45%	5.56%
With sales charge	-5.78%	9.25%	12.53%	5.96%	5.23%
Class C Shares (Incep: 12/27/00)
Without sales charge	-2.07%	10.11%	12.72%	5.65%	4.73%
With sales charge	-3.05%	10.11%	12.72%	5.65%	4.73%
Class I Shares (Incep: 11/3/03)	-0.93%	11.41%	14.07%	6.94%	8.31%
Class R3 Shares (Incep: 7/1/03)	-1.44%	10.82%	13.48%	6.38%	8.64%
Class R4 Shares (Incep: 2/1/07)	-1.32%	10.94%	13.61%	—	3.85%
Class R5 Shares (Incep: 10/3/05)	-0.93%	11.40%	14.06%	—	6.89%
Russell 3K G (Since 12/27/00)	3.21%	13.54%	14.38%	8.05%	3.94%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.40%; C shares, 2.14%; I shares, 1.03%; R3 shares, 1.80%; R4 shares, 1.77%; R5 shares, 1.28%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Russell 3000 Growth Index (Russell 3K G) – An unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

6    Annual Report

FUND SUMMARY

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and domestic and foreign debt obligations. The Fund may also invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Apple, Inc.	3.8%

Nielsen Holdings plc	2.9%

Visa, Inc.	2.8%

Facebook, Inc.	2.5%

Affiliated Managers Group, Inc.	2.5%

Sprouts Farmers Market, Inc.	2.4%

LinkedIn Corp.	2.4%

Verisk Analytics, Inc.	2.4%

Charles Schwab Corp.	2.3%

Alexion Pharmaceuticals, Inc.	2.3%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	34.8%

Financials	13.9%

Health Care	13.7%

Industrials	12.2%

Consumer Discretionary	11.4%

Consumer Staples	6.4%

Energy	2.2%

Materials	1.5%

Other Assets Less Liabilities	3.9%

Top Ten Industry Groups

Software & Services	29.2%

Diversified Financials	11.9%

Commercial & Professional Services	10.5%

Pharmaceuticals, Biotechnology & Life Sciences	10.2%

Retailing	7.0%

Technology Hardware & Equipment	5.6%

Food & Staples Retailing	4.4%

Health Care Equipment & Services	3.5%

Energy	2.2%

Food, Beverage & Tobacco	2.0%

Country Exposure*

(percent of equity holdings)

United States	92.8%

Ireland	4.2%

United Kingdom	3.0%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2015

	Shares/ Principal Amount	Value
COMMON STOCK — 96.12%
BANKS — 1.98%
Banks — 1.98%
[a] SVB Financial Group	133,647	$15,441,574

		15,441,574

CAPITAL GOODS — 1.69%
Electrical Equipment — 1.69%
Acuity Brands, Inc.	75,245	13,211,517

		13,211,517

COMMERCIAL & PROFESSIONAL SERVICES — 10.52%
Commercial Services & Supplies — 1.77%
a Stericycle, Inc.	99,209	13,820,806
Professional Services — 8.75%
a IHS, Inc.	106,310	12,331,960
Nielsen Holdings plc	505,430	22,476,472
[a] The Advisory Board Co.	329,224	14,992,861
[a] Verisk Analytics, Inc.	249,871	18,467,966

		82,090,065
CONSUMER DURABLES & APPAREL — 1.42%
Leisure Products — 1.42%
Polaris Industries, Inc.	92,300	11,064,001

		11,064,001

CONSUMER SERVICES — 1.49%
Hotels, Restaurants & Leisure — 1.49%
Las Vegas Sands Corp.	307,233	11,665,637

		11,665,637

DIVERSIFIED FINANCIALS — 11.90%
Capital Markets — 8.23%
[a] Affiliated Managers Group, Inc.	113,201	19,356,239
Charles Schwab Corp.	629,856	17,988,687
LPL Financial Holdings, Inc.	400,000	15,908,000
WisdomTree Investments, Inc.	682,189	11,003,709
Consumer Finance — 3.67%
American Express Co.	216,267	16,031,873
Cash America International, Inc.	450,593	12,603,086

		92,891,594

ENERGY — 2.20%
Energy Equipment & Services — 1.04%
Helmerich & Payne, Inc.	172,010	8,129,192
Oil, Gas & Consumable Fuels — 1.16%
[a] Concho Resources, Inc.	92,009	9,044,485

		17,173,677

FOOD & STAPLES RETAILING — 4.43%
Food & Staples Retailing — 4.43%
[a] Sprouts Farmers Market, Inc.	881,292	18,595,261
Whole Foods Market, Inc.	504,672	15,972,869

		34,568,130

FOOD, BEVERAGE & TOBACCO — 1.98%
Beverages — 1.98%
[a] Monster Beverage Corp.	114,374	15,456,502

		15,456,502

HEALTH CARE EQUIPMENT & SERVICES — 3.47%
Health Care Equipment & Supplies — 3.47%
[a] Align Technology, Inc.	295,951	16,798,179
[a] Inogen, Inc.	212,043	10,294,688

		27,092,867

MATERIALS — 1.54%
Chemicals — 1.54%
International Flavors & Fragrances, Inc.	116,690	12,049,409

		12,049,409

MEDIA — 1.46%
Media — 1.46%
[a] Sirius XM Holdings, Inc.	3,046,300	11,393,162

		11,393,162

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.25%
Biotechnology — 6.62%
[a] Alexion Pharmaceuticals, Inc.	113,498	17,749,952
[a] Biogen Idec, Inc.	39,074	11,402,184
Gilead Sciences, Inc.	111,907	10,988,148

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

	Shares/ Principal Amount	Value
[a] Seattle Genetics, Inc.	297,921	$11,487,834
Life Sciences Tools & Services — 1.38%
[a] Illumina, Inc.	61,256	10,770,030
Pharmaceuticals — 2.25%
[a] Allergan plc	64,747	17,598,882

		79,997,030

RETAILING — 6.98%
Distributors — 1.79%
[a] LKQ Corp.	492,712	13,973,312
Internet & Catalog Retail — 4.18%
[a] Amazon.com, Inc.	33,108	16,947,654
[a] priceline.com, Inc.	12,679	15,682,148
Specialty Retail — 1.01%
Group 1 Automotive, Inc.	92,738	7,896,641

		54,499,755

SOFTWARE & SERVICES — 29.25%
Information Technology Services — 4.95%
[a] Vantiv, Inc. Class A	363,977	16,349,847
Visa, Inc.	319,118	22,229,760
Internet Software & Services — 10.38%
[a] Facebook, Inc.	220,851	19,854,505
[a] Google, Inc. Class A	6,126	3,910,655
[a] Google, Inc. Class C	26,895	16,363,456
[a] LinkedIn Corp.	97,158	18,472,650
[a] Zillow Group, Inc. Class A	270,857	7,781,722
[a] Zillow Group, Inc. Class C	541,714	14,626,278
Software — 13.92%
[a] ANSYS, Inc.	127,000	11,193,780
[a] Autodesk, Inc.	337,740	14,907,843
[a] Fleetmatics Group plc	274,819	13,490,865
[a] Proofpoint, Inc.	211,100	12,733,552
[a] ServiceNow, Inc.	182,567	12,679,278
[a] Splunk, Inc.	209,682	11,605,899
[a] VMware, Inc.	221,600	17,459,864
[a] Workday, Inc.	211,891	14,590,814

		228,250,768

TECHNOLOGY HARDWARE & EQUIPMENT — 5.56%
Electronic Equipment, Instruments & Components — 1.71%
[a] IPG Photonics Corp.	175,606	13,340,788
Technology, Hardware, Storage & Peripherals — 3.85%
Apple, Inc.	272,296	30,034,249

		43,375,037

TOTAL COMMON STOCK (Cost $648,685,679)		750,220,725

SHORT TERM INVESTMENTS — 5.23%
[b] Thornburg Capital Management Fund	4,081,390	40,813,895

TOTAL SHORT TERM INVESTMENTS (Cost $40,813,895)		40,813,895

TOTAL INVESTMENTS — 101.35% (Cost $689,499,574)		$791,034,620
LIABILITIES NET OF OTHER ASSETS — (1.35)%		(10,570,052)

NET ASSETS — 100.00%		$780,464,568

Footnote Legend

[a]	Non-income producing.
[b]

Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities and/or a series of the Thornburg Investment Trust invested for cash management purposes during the period are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	—	14,974,599	10,893,209	4,081,390	$40,813,895	$21,086	$—

Total non-controlled affiliated issuers - 5.23% of net assets					$40,813,895	$21,086	$—

See notes to financial statements.

Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2015

ASSETS
Investments at value (cost $689,499,574) (Note 2)	$791,034,620
Receivable for investments sold	1,168,661
Receivable for fund shares sold	307,960
Dividends receivable	138,385
Prepaid expenses and other assets	45,611

Total Assets	792,695,237

LIABILITIES
Payable for investments purchased	10,268,909
Payable for fund shares redeemed	929,045
Payable to investment advisor and other affiliates (Note 3)	809,543
Accounts payable and accrued expenses	223,172

Total Liabilities	12,230,669

NET ASSETS	$780,464,568

NET ASSETS CONSIST OF
Accumulated net investment loss	$(5,991,272)
Net unrealized appreciation on investments	101,535,046
Accumulated net realized gain (loss)	(263,078,892)
Net capital paid in on shares of beneficial interest	947,999,686

$780,464,568

10    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($ 234,283,563 applicable to 8,980,189 shares of beneficial interest outstanding - Note 4)	$26.09
Maximum sales charge, 4.50% of offering price	1.23

Maximum offering price per share	$27.32

Class C Shares:
Net asset value and offering price per share* ($ 176,422,424 applicable to 7,605,192 shares of beneficial interest outstanding - Note 4)	$23.20

Class I Shares:
Net asset value, offering and redemption price per share ($ 244,691,221 applicable to 8,853,234 shares of beneficial interest outstanding - Note 4)	$27.64

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 70,309,729 applicable to 2,703,017 shares of beneficial interest outstanding - Note 4)	$26.01

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 9,631,824 applicable to 367,757 shares of beneficial interest outstanding - Note 4)	$26.19

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 45,125,807 applicable to 1,634,419 shares of beneficial interest outstanding - Note 4)	$27.61

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $38,869)	$3,853,701
Interest income	169,969

Total Income	4,023,670

EXPENSES
Investment advisory fees (Note 3)	7,531,695
Administration fees (Note 3)
Class A Shares	336,137
Class C Shares	248,625
Class I Shares	131,008
Class R3 Shares	106,290
Class R4 Shares	13,376
Class R5 Shares	28,536
Distribution and Service fees (Note 3)
Class A Shares	671,565
Class C Shares	1,987,827
Class R3 Shares	424,320
Class R4 Shares	26,488
Transfer agent fees
Class A Shares	306,935
Class C Shares	235,244
Class I Shares	252,311
Class R3 Shares	205,079
Class R4 Shares	35,514
Class R5 Shares	149,776
Registration and filing fees
Class A Shares	12,927
Class C Shares	22,878
Class I Shares	29,238
Class R3 Shares	24,225
Class R4 Shares	24,184
Class R5 Shares	22,273
Custodian fees (Note 3)	112,970
Professional fees	37,234
Accounting fees (Note 3)	29,611
Trustee fees	31,291
Other expenses	124,871

Total Expenses	13,162,428
Less:
Expenses reimbursed by investment advisor (Note 3)	(585,865)
Fees paid indirectly (Note 3)	(335)

Net Expenses	12,576,228

Net Investment Loss	$(8,552,558)

12    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$69,175,296
Foreign currency transactions	14,267

69,189,563

Net change in unrealized appreciation (depreciation) on:
Investments	(66,357,267)

Net Realized and Unrealized Gain	2,832,296

Net Decrease in Net Assets Resulting from Operations	$(5,720,262)

See notes to financial statements.

Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(8,552,558)	$(10,129,703)
Net realized gain (loss) on investments and foreign currency transactions	69,189,563	140,640,435
Net unrealized appreciation (depreciation) on investments	(66,357,267)	(63,137,038)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,720,262)	67,373,694

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(41,435,655)	(25,983,897)
Class C Shares	(21,544,509)	3,863,171
Class I Shares	(4,425,232)	43,839,713
Class R3 Shares	(20,360,037)	(12,906,695)
Class R4 Shares	(1,594,283)	71,357
Class R5 Shares	(17,252,526)	(5,268,662)

Net Increase (Decrease) in Net Assets	(112,332,504)	70,988,681

NET ASSETS
Beginning of Year	892,797,072	821,808,391

End of Year	$780,464,568	$892,797,072

Accumulated net investment loss	(5,991,272)	(15,975,980)

See notes to financial statements.

14    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as (“the Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of Thornburg Investment Trust (the “Trust”) have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing

Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities* Common Stock	$750,220,725	$750,220,725	$—	$—
Short Term Investments	40,813,895	40,813,895	—	—

Total Investments in Securities	$791,034,620	$791,034,620	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld based on applicable laws and regulations, and industry convention.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $29,611 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned commissions aggregating $23,921 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $12,669 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $154,065 for Class I shares, $242,372 for Class R3 shares, $45,132 for Class R4 shares, and $144,296 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $335.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no significant transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	996,259	$28,022,370	2,726,720	$72,039,092
Shares issued to shareholders in Reinvestment of dividends	—	—	—	—
Shares repurchased	(2,497,551)	(69,458,025)	(3,724,292)	(98,022,989)

Net increase (decrease)	(1,501,292)	$(41,435,655)	(997,572)	$(25,983,897)

Class C Shares
Shares sold	444,961	$10,904,013	1,473,844	$35,295,012
Shares issued to shareholders in Reinvestment of dividends	—	—	—	—
Shares repurchased	(1,311,327)	(32,448,522)	(1,329,377)	(31,431,841)

Net increase (decrease)	(866,366)	$(21,544,509)	144,467	$3,863,171

Class I Shares
Shares sold	1,813,121	$52,780,952	4,103,740	$115,390,413
Shares issued to shareholders in Reinvestment of dividends	—	—	—	—
Shares repurchased	(1,961,775)	(57,206,184)	(2,581,075)	(71,550,700)

Net increase (decrease)	(148,654)	$(4,425,232)	1,522,665	$43,839,713

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	400,614	$11,097,621	1,118,230	$29,400,891
Shares issued to shareholders in Reinvestment of dividends	—	—	—	—
Shares repurchased	(1,138,031)	(31,457,658)	(1,605,481)	(42,307,586)

Net increase (decrease)	(737,417)	$(20,360,037)	(487,251)	$(12,906,695)

Class R4 Shares
Shares sold	161,503	$4,454,266	206,135	$5,433,989
Shares issued to shareholders in Reinvestment of dividends	—	—	—	—
Shares repurchased	(219,673)	(6,048,549)	(200,662)	(5,362,632)

Net increase (decrease)	(58,170)	$(1,594,283)	5,473	$71,357

Class R5 Shares
Shares sold	330,694	$9,632,579	821,533	$22,904,484
Shares issued to shareholders in Reinvestment of dividends	—	—	—	—
Shares repurchased	(914,591)	(26,885,105)	(1,034,832)	(28,173,146)

Net increase (decrease)	(583,897)	$(17,252,526)	(213,299)	$(5,268,662)

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $800,474,104 and $864,810,294, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$689,891,316

Gross unrealized appreciation on a tax basis	$148,561,597
Gross unrealized depreciation on a tax basis	(47,418,293)

Net unrealized appreciation (depreciation) on investments (tax basis)	$101,143,304

Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

At September 30, 2015, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to December 31, 2014 and capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $5,991,272 and $11,934,582, respectively. For tax purposes such losses will be reflected in the year ending September 30, 2016.

At September 30, 2015, the Fund did not have any undistributed tax basis net ordinary investment income or undistributed tax basis capital gains.

During the year ended September 30, 2015, the Fund utilized $81,265,749 of capital loss carryforwards generated prior to October 1, 2011.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $250,752,568, generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015

In order to account for permanent book to tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $10,470,954, decreased accumulated net realized loss by $283,062, and decreased net investment loss by $10,187,892. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from nondeductible net operating losses, currency losses, and adjustments for an investment in a real estate investment trust (“REIT”).

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2015, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small and mid-size companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends From Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2015(b)	$26.44	(0.26)	(0.09)	(0.35)	—	—	—	$26.09	(0.93)	1.39	1.39	1.39	(1.32)	96.02	$234,284
2014(b)	$24.35	(0.28)	2.37	2.09	—	—	—	$26.44	(1.06)	1.40	1.40	1.40	8.58	100.62	$277,099
2013(b)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)	1.45	1.45	1.45	27.42	91.92	$279,483
2012(b)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)	1.48	1.49	1.48	43.36	122.93	$225,945
2011(b)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)	1.45	1.45	1.45	(3.48)	80.53	$208,135
Class C Shares
2015	$23.69	(0.42)	(0.07)	(0.49)	—	—	—	$23.20	(1.69)	2.15	2.15	2.15	(2.07)	96.02	$176,422
2014	$21.98	(0.43)	2.14	1.71	—	—	—	$23.69	(1.81)	2.14	2.14	2.14	7.78	100.62	$200,664
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)	2.20	2.20	2.20	26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)	2.25	2.25	2.25	42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)	2.20	2.20	2.20	(4.16)	80.53	$137,799
Class I Shares
2015	$27.90	(0.16)	(0.10)	(0.26)	—	—	—	$27.64	(0.53)	0.99	0.99	1.05	(0.93)	96.02	$244,691
2014	$25.59	(0.18)	2.49	2.31	—	—	—	$27.90	(0.65)	0.99	0.99	1.03	9.03	100.62	$251,122
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)	0.99	0.99	1.02	28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)	0.99	0.99	1.08	44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)	0.99	0.99	1.07	(3.00)	80.53	$114,679
Class R3 Shares
2015	$26.39	(0.29)	(0.09)	(0.38)	—	—	—	$26.01	(1.05)	1.50	1.50	1.79	(1.44)	96.02	$70,310
2014	$24.33	(0.31)	2.37	2.06	—	—	—	$26.39	(1.16)	1.50	1.50	1.80	8.47	100.62	$90,788
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)	1.50	1.50	1.79	27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)	1.50	1.50	1.80	43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)	1.50	1.50	1.77	(3.55)	80.53	$109,127
Class R4 Shares
2015	$26.54	(0.26)	(0.09)	(0.35)	—	—	—	$26.19	(0.94)	1.40	1.40	1.82	(1.32)	96.02	$9,632
2014	$24.44	(0.28)	2.38	2.10	—	—	—	$26.54	(1.06)	1.40	1.40	1.77	8.59	100.62	$11,306
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)	1.40	1.40	1.79	27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)	1.40	1.40	1.78	43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)	1.40	1.40	1.76	(3.40)	80.53	$10,423
Class R5 Shares
2015	$27.87	(0.16)	(0.10)	(0.26)	—	—	—	$27.61	(0.54)	0.99	0.99	1.24	(0.93)	96.02	$45,126
2014	$25.56	(0.18)	2.49	2.31	—	—	—	$27.87	(0.65)	0.99	0.99	1.28	9.04	100.62	$61,818
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)	0.99	0.99	1.12	27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)	0.98	0.99	1.32	44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)	0.99	0.99	1.22	(3.08)	80.53	$66,901

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Annual Report	Annual Report 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund	September 30, 2015

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

24    Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$921.30	$6.67
Hypothetical*	$1,000.00	$1,018.13	$7.00
Class C Shares
Actual	$1,000.00	$917.70	$10.39
Hypothetical*	$1,000.00	$1,014.23	$10.91
Class I Shares
Actual	$1,000.00	$923.20	$4.77
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$920.70	$7.22
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$921.20	$6.74
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$923.10	$4.77
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.38%; C: 2.16%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    25

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

26    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

28    Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations,

Annual Report    29

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was lower than the return for the fund category and the two securities indices considered, the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns for each of the two indices in seven of the nine years, and that the Fund’s returns exceeded the average returns of the fund category in six of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the third quartile of performance of the two fund categories for the one-year period ending with the second quarter of the current year, and fell within the second quartile of investment performance of the two fund categories for the year-to-date, three-year, five-year and ten-year periods. Data presented to the Trustees also showed that the Fund’s annualized total return (net of expenses) since the Fund’s inception exceeded the annualized return of the Fund’s benchmark index. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee level was slightly higher than the median and average fee levels for the fund category, the level of total expense for one representative share class of the Fund was slightly higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was slightly lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was higher than the median of each peer group and that the total expense levels for two representative share classes were above the medians of their peer groups, but that these levels were within the range of group fee and expense levels and generally comparable to a number of other funds in the groups. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense

30    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2015 (Unaudited)

factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    31

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

32    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    33

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Annual Report    35

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH082

Thornburg International Growth Fund

Annual Report | September 30, 2015

THOMSON REUTERS
LIPPER FUND AWARDS 2015
UNITED STATES

Thornburg
INVESTMENT MANAGEMENT

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg International Growth Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Fellow Shareholder:

The trailing fiscal year was marked by market rallies and corrections, a broad and significant decline in commodity prices, including oil, a massive strengthening of the U.S. dollar compared to a broad basket of developed and emerging market currencies, and extreme weakness in many emerging markets around the globe. The one-year period had been difficult, and we are happy to report that our growth portfolio provided some defense. For the fiscal year ended September 30, 2015, the Thornburg International Growth Fund returned negative 2.01% (Class A shares without sales charge), outperforming its benchmark, the MSCI ACWI ex-U.S. Growth Index, which lost 8.12%.

Taking a second to observe longer-term performance trends, it is interesting to note that since we launched this product in February of 2007, our benchmark is posting only a 8.58% total return over the entire period. The total return of the Fund over that same period is 69.11% (Class A shares without sales charge). We are very proud that we have been able to deliver an attractive return for shareholders during a long, challenging period for stocks. We believe the main reason we’ve had success over the long term as well as the previous year is the consistent application of our bottom-up process and philosophy. We spend our days searching for attractively priced, quality growth stocks. Through recessions and recoveries, geopolitical turmoil and relative calm, we follow the same mandate. Over the past year, our portfolio has been defensive not because we made a macro prediction or strategically over-weighted defensive sectors, but because we stayed focused on our bottom-up process. Stock selection drives the composition of our portfolio and ideally takes us to where growth and value reside at any given point in a market cycle. Our approach has worked over the long term and we will continue to strive to be consistent in its application.

That said, it’s worth looking under the hood to see what specifically has driven results over the past year. As fundamentally driven investors, we generally have a distaste for companies with opaque business models such as banks, and for businesses that are capital intensive and cyclical, such as energy and materials companies. That helped during the period as those have been weak areas of the market and we had little exposure to them. By the same token we tend to favor fast-growing technology companies and to be consistently overweight the sector. Being overweight did not help this period as the technology sector stocks were broadly in line with benchmark returns. However, our stock picking within technology was very good and a significant source of outperformance for us. From a sector perspective our biggest source of underperformance was industrials, where we had a similar amount of exposure as the benchmark but were hurt by poor performance in a handful of stocks, many of which are tied to emerging markets.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.33%, as disclosed in the most recent prospectus.

As always the primary driver of our performance is the stocks we choose to own. Below is a discussion of our top five contributors and detractors for the year.

Top 5 Contributors

•

Constellation Software – Constellation Software is a combination of a large number of small, diverse software companies mainly built via acquisition. They target mission-critical software providers, but often with small addressable markets. Typically these companies are too small for larger software companies or private equity to be interested, leaving the founders with no exit strategy other than to sell to Constellation at an attractive valuation. Given its diversification, Constellation tends to deliver steady growth.

•

Rightmove – Rightmove is an online real estate portal in the United Kingdom. The stock had been weak as a new competitor entered the market. Rightmove’s stock bounced after it became clear that the new competitor would have only a minor impact on Rightmove’s business. We continue to believe that Rightmove is and will be the dominant real estate website in the U.K.

•

Wirecard – Wirecard is an online payments processor based in Germany. The company collects a fee on e-commerce transactions it processes for its customers. Online retail continues to take share from offline, creating a natural growth tailwind. In addition, Wirecard continues to take share in its core European market, while expanding into Asia.

•

Catamaran – Catamaran is a PBM (pharmacy benefit manager). PBMs aggregate patients within their system to have more bargaining power against the pharmaceutical manufacturers and ultimately reduce the health care system costs. Catamaran was acquired by United Health during the period.

4     Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

•

Valeant Pharmaceuticals – Valeant Pharmaceuticals had been a long-term holding and a strong performer, including during the fiscal year. For years the company delivered a well-executed acquisition strategy buying under managed assets and improving them thru more aggressive sales and cost cutting. However, recently some of Valeant’s tactics have been called into question creating significant controversy. As a result we sold the position.

Top 5 Detractors

•

Stratasys – Stratasys manufactures printers that allow people and businesses to print three-dimensional objects on the spot. Long-term, the company has significant growth potential given the large opportunity in both commercial settings and with a broader consumer base. The stock price weakened when the company failed to meet high growth expectations.

•

boohoo.com – boohoo is a U.K.-based online fashion retailer focused on fashion forward 16-24 year olds, offering exclusive yet affordable apparel. The company went public in March and we purchased the stock because we saw an attractive opportunity to own a fast-growing company at a clear valuation discount to peers. The stock underperformed when results came in below expectations.

•

Edenred – Edenred mainly offers employee benefit and expense management solutions. It essentially operates a closed loop payment network allowing companies to better manage costs, governments to better track employment and companies to offer more attractive perquisites. A large portion of the business is exposed to Latin America, specifically Brazil, which has suffered with declines in the Brazilian currency.

•

Concordia Healthcare Corp. – Stocks across the entire pharmaceutical and biotech space have come under selling pressure over the past several weeks. Politicians have been highlighting some unpopular pricing practices undertaken by some pharmaceutical companies and have called for reforms, mainly some sort of pricing restrictions that would likely weigh on profitability. The increased uncertainty has led to a compression of multiples in the sector.

•

Galaxy Entertainment Group – Galaxy performed poorly during the period as the Macau casinos saw a noticeable slowdown in gaming revenues. The slowdown was likely driven by China’s lackluster economy and the continued crackdown on corruption, which has reduced conspicuous consumption and visitor traffic from the mainland.

We don’t pretend to know what the future holds, but we are always excited by the prospect of identifying and owning strong businesses with attractive growth prospects, and combining them in a diversified portfolio. Through periods of market calm or turmoil we remain focused on this goal.

Thank you for investing alongside us in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn Managing Director Portfolio Manager	Tim Cunningham, CFA Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1 Yr	3 Yrs	5 Yrs	Since Incep.
Class A Shares (Incep: 2/1/07)
Without sales charge	(2.01%)	6.81%	9.50%	6.25%
With sales charge	(6.42%)	5.19%	8.49%	5.69%
Class C Shares (Incep: 2/1/07)
Without sales charge	(2.72%)	6.01%	8.67%	5.53%
With sales charge	(3.64%)	6.01%	8.67%	5.53%
Class I Shares (Incep: 2/1/07)	(1.58%)	7.24%	9.99%	6.82%
Class R3 Shares (Incep: 2/1/08)	(2.03%)	6.72%	9.43%	4.65%
Class R4 Shares (Incep: 2/1/08)	(1.97%)	6.83%	9.57%	4.75%
Class R5 Shares (Incep: 2/1/08)	(1.53%)	7.26%	10.00%	5.17%
Class R6 Shares (Incep: 2/1/13)	(1.43%)	—	—	4.88%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	(8.12%)	3.63%	2.74%	0.96%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.33%; C shares, 2.09%; I shares, 0.98%; R3 shares, 1.86%; R4 shares, 1.63%; R5 shares, 1.18%; R6 shares, 1.34%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Best International Multi-Cap Growth Fund

2015 –	Class I shares for the five-year period ended 11/30/14, among 300 funds.

2014 –	Class I shares for the three-year period ended 11/30/13, among 312 funds.
Class I shares for the five-year period ended 11/30/13, among 276 funds.

2013 –	Class I shares for the three-year period ended 11/30/12, among 264 funds.
Class I shares for the five-year period ended 11/30/12, among 205 funds.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Thornburg did not win the awards for any other time periods.

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

6    Annual Report

FUND SUMMARY

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Optimal Payments plc	4.9%
Wirecard AG	3.2%
Nielsen Holdings plc	2.9%
REA Group Ltd.	2.8%
Partners Group Holding AG	2.7%
Ingenico S.A.	2.7%
MasterCard, Inc.	2.5%
Experian plc	2.5%
ARM Holdings plc	2.4%
Schroders plc	2.3%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	27.3%
Financials	17.4%
Consumer Discretionary	17.1%
Industrials	13.0%
Health Care	8.4%
Consumer Staples	8.3%
Materials	1.9%
Energy	1.5%
Other Assets Less Liabilities	5.0%

Top Ten Industry Groups

Software & Services	18.9%
Diversified Financials	13.7%
Commercial & Professional Services	9.4%
Pharmaceuticals, Biotechnology & Life Sciences	8.4%
Retailing	7.9%
Technology Hardware & Equipment	5.9%
Food, Beverage & Tobacco	5.5%
Consumer Services	4.2%
Media	3.8%
Food & Staples Retailing	2.9%

Country Exposure*

(percent of equity holdings)

United Kingdom	29.7%
United States	11.4%
France	9.2%
Canada	7.8%
Japan	5.7%
China	5.4%
Australia	4.4%
Mexico	4.2%
Germany	3.4%
Sweden	2.8%
Switzerland	2.8%
India	2.3%
Spain	2.3%
Ireland	1.7%
Costa Rica	1.6%
South Korea	1.5%
Italy	1.3%
Turkey	1.2%
Brazil	0.8%
Argentina	0.3%
Russia	0.2%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2015

	Shares/ Principal Amount	Value
COMMON STOCK — 95.00%
CAPITAL GOODS — 2.16%
Electrical Equipment — 1.34%
Schneider Electric SE	367,418	$20,531,742
Machinery — 0.82%
[a] Arcam AB	720,034	12,667,340

		33,199,082

COMMERCIAL & PROFESSIONAL SERVICES — 9.47%
Commercial Services & Supplies — 2.32%
Edenred	2,181,357	35,574,545
Professional Services — 7.15%
Experian plc	2,382,100	38,125,246
Intertek Group plc	722,979	26,587,509
Nielsen Holdings plc	1,011,119	44,964,462

		145,251,762

CONSUMER DURABLES & APPAREL — 1.20%
Textiles, Apparel & Luxury Goods — 1.20%
Gildan Activewear, Inc.	608,339	18,347,504

		18,347,504

CONSUMER SERVICES — 4.24%
Hotels, Restaurants & Leisure — 4.24%
Galaxy Entertainment Group Ltd.	8,048,700	20,459,144
Whitbread plc	408,490	28,845,580
William Hill plc	2,960,354	15,709,785

		65,014,509

DIVERSIFIED FINANCIALS — 13.66%
Capital Markets — 10.22%
Hargreaves Lansdown plc	1,897,460	34,645,506
Nomura Holdings, Inc.	5,303,463	30,419,813
Partners Group Holding AG	120,325	40,772,965
Schroders plc	842,134	35,733,954
WisdomTree Investments, Inc.	934,265	15,069,694
Consumer Finance — 1.02%
[a] First Cash Financial Services, Inc.	391,115	15,668,067
Diversified Financial Services — 2.42%
BM&F Bovespa SA	4,097,203	11,450,879
Japan Exchange Group, Inc.	1,772,674	25,666,942

		209,427,820

ENERGY — 1.53%
Oil, Gas & Consumable Fuels — 1.53%
Exxon Mobil Corp.	106,500	7,918,275
[a] Lundin Petroleum AB	621,200	8,000,688
Total SA	166,600	7,483,583

		23,402,546

FOOD & STAPLES RETAILING — 2.86%
Food & Staples Retailing — 2.86%
PriceSmart, Inc.	297,905	23,039,973
Wal-Mart de Mexico S.A.B. de C.V.	8,409,615	20,749,312

		43,789,285

FOOD, BEVERAGE & TOBACCO — 5.46%
Beverages — 3.29%
Coca Cola Icecek AS	1,518,662	17,368,472
Fomento Economico Mexicano SAB de CV ADR	280,600	25,043,550
Remy Cointreau SA	123,881	8,121,370
Tobacco — 2.17%
ITC Ltd.	6,628,601	33,223,792

		83,757,184

INSURANCE — 1.80%
Insurance — 1.80%
St. James’s Place plc	2,145,544	27,588,199

		27,588,199

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2015

	Shares/ Principal Amount	Value
MATERIALS — 1.94%
Chemicals — 1.94%
International Flavors & Fragrances, Inc.	287,429	$29,679,919

		29,679,919

MEDIA — 3.82%
Media — 3.82%
REA Group Ltd.	1,397,322	43,468,195
Rightmove plc	274,907	15,170,770

		58,638,965

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.38%
Biotechnology — 2.17%
Grifols S.A.	613,959	25,311,355
Grifols S.A. ADR	261,495	7,949,448
Life Sciences Tools & Services — 1.42%
Eurofins Scientific	70,887	21,758,741
Pharmaceuticals — 4.79%
[a] Allergan plc	90,685	24,649,090
Concordia Healthcare Corp.	439,180	18,738,785
[a] Valeant Pharmaceuticals International, Inc.	168,916	30,131,236

		128,538,655

REAL ESTATE — 1.95%
Real Estate Management & Development — 1.95%
Foxtons Group plc	8,350,445	29,963,415

		29,963,415

RETAILING — 7.86%
Internet & Catalog Retail — 6.85%
[a] ASOS plc	522,822	21,860,440
[a] Ctrip.com International, Ltd. ADR	200,910	12,693,494
[a] JD.com, Inc. ADR	359,565	9,370,264
[a] priceline.com, Inc.	24,960	30,872,025
[a] Vipshop Holdings Ltd. ADR	649,835	10,917,228
[a] YOOX S.p.A	642,136	19,301,355
Specialty Retail — 1.01%
AutoCanada, Inc.	799,750	15,497,591

		120,512,397

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.42%
Semiconductors & Semiconductor Equipment — 2.42%
ARM Holdings plc	2,592,887	37,164,630

		37,164,630

SOFTWARE & SERVICES — 18.93%
Information Technology Services — 10.82%
MasterCard, Inc.	428,628	38,627,955
[a] Optimal Payments plc	15,492,640	75,524,066
QIWI plc ADR	157,174	2,533,645
Wirecard AG	1,030,561	49,176,876
Internet Software & Services — 5.15%
[a] Baidu, Inc. ADR	100,230	13,772,604
carsales.com Ltd.	3,101,321	21,267,510
Kakaku.com, Inc.	1,672,202	26,958,185
MercadoLibre, Inc.	54,288	4,943,465
Tencent Holdings Ltd.	724,592	12,107,621
Software — 2.96%
Constellation Software, Inc.	73,870	30,962,296
Solera Holdings, Inc.	267,682	14,454,828

		290,329,051

TECHNOLOGY HARDWARE & EQUIPMENT — 5.94%
Electronic Equipment, Instruments & Components — 4.00%
Hexagon AB	676,609	20,637,910
Ingenico S.A.	338,191	40,737,026
Technology, Hardware, Storage & Peripherals — 1.94%
Apple, Inc.	269,796	29,758,499

		91,133,435

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2015

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.38%
Air Freight & Logistics — 1.38%
Hyundai Glovis Co. Ltd.	111,710	$21,111,144

		21,111,144

TOTAL COMMON STOCK (Cost $1,417,244,069)		1,456,849,502

SHORT TERM INVESTMENTS — 7.47%
[b] Thornburg Capital Management Fund	11,457,937	114,579,367

TOTAL SHORT TERM INVESTMENTS (Cost $114,579,367)		114,579,367

TOTAL INVESTMENTS — 102.47% (Cost $1,531,823,436)		$1,571,428,869
LIABILITIES NET OF OTHER ASSETS — (2.47)%		(37,952,890)

NET ASSETS — 100.00%		$1,533,475,979

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities and/or a series of the Thornburg Investment Trust invested for cash management purposes during the period are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	—	27,608,723	16,150,786	11,457,937	$114,579,367	$65,732	$—

					$114,579,367	$65,732	$—

Total non-controlled affiliated issuers – 7.47% of net assets

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Annual Report

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Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2015

ASSETS
Investments at value (cost $1,531,823,436) (Note 2)	$1,571,428,869
Cash denominated in foreign currency (cost $738,932)	737,688
Receivable for investments sold	7,029,556
Receivable for fund shares sold	2,327,850
Unrealized appreciation on forward currency contracts (Note 7)	216,487
Dividends receivable	2,152,321
Dividend and interest reclaim receivable	756,111
Prepaid expenses and other assets	67,940

Total Assets	1,584,716,822

LIABILITIES
Payable for investments purchased	43,241,532
Payable for fund shares redeemed	4,460,685
Unrealized depreciation on forward currency contracts (Note 7)	1,836,703
Payable to investment advisor and other affiliates (Note 3)	1,201,870
Deferred taxes payable	1,546
Accounts payable and accrued expenses	498,507

Total Liabilities	51,240,843

NET ASSETS	$1,533,475,979

NET ASSETS CONSIST OF
Undistributed net investment income	$590,281
Net unrealized appreciation on investments	37,911,768
Accumulated net realized gain (loss)	(36,441,752)
Net capital paid in on shares of beneficial interest	1,531,415,682

$1,533,475,979

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($220,896,725 applicable to 12,424,972 shares of beneficial interest outstanding - Note 4)	$17.78
Maximum sales charge, 4.50% of offering price	0.84

Maximum offering price per share	$18.62

Class C Shares:
Net asset value and offering price per share* ($108,062,067 applicable to 6,352,871 shares of beneficial interest outstanding - Note 4)	$17.01

Class I Shares:
Net asset value, offering and redemption price per share ($1,079,791,782 applicable to 59,318,521 shares of beneficial interest outstanding - Note 4)	$18.20

Class R3 Shares:
Net asset value, offering and redemption price per share ($15,851,009 applicable to 897,537 shares of beneficial interest outstanding - Note 4)	$17.66

Class R4 Shares:
Net asset value, offering and redemption price per share ($38,037,853 applicable to 2,151,215 shares of beneficial interest outstanding - Note 4)	$17.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($66,645,904 applicable to 3,651,926 shares of beneficial interest outstanding - Note 4)	$18.25

Class R6 Shares:
Net asset value, offering and redemption price per share ($4,190,639 applicable to 229,155 shares of beneficial interest outstanding - Note 4)	$18.29

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,108,836)	$23,658,025
Interest income	258,864

Total Income	23,916,889

EXPENSES
Investment advisory fees (Note 3)	13,580,506
Administration fees (Note 3)
Class A Shares	354,756
Class C Shares	154,965
Class I Shares	561,478
Class R3 Shares	25,764
Class R4 Shares	51,029
Class R5 Shares	34,651
Distribution and Service fees (Note 3)
Class A Shares	709,511
Class C Shares	1,237,982
Class R3 Shares	102,747
Class R4 Shares	101,849
Transfer agent fees
Class A Shares	490,338
Class C Shares	173,753
Class I Shares	1,057,499
Class R3 Shares	79,999
Class R4 Shares	148,044
Class R5 Shares	178,066
Class R6 Shares	2,313
Registration and filing fees
Class A Shares	35,756
Class C Shares	89,629
Class I Shares	72,560
Class R3 Shares	22,085
Class R4 Shares	22,290
Class R5 Shares	23,185
Class R6 Shares	25,206
Custodian fees (Note 3)	321,615
Professional fees	113,917
Accounting fees (Note 3)	61,410
Trustee fees	59,185
Other expenses	203,482

Total Expenses	20,095,570
Less:
Expenses reimbursed by investment advisor (Note 3)	(648,282)
Fees paid indirectly (Note 3)	(605)

Net Expenses	19,446,683

Net Investment Income	$4,470,206

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(7,376,261)
Forward currency contracts (Note 7)	28,463,555
Foreign currency transactions	(867,372)

20,219,922

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $388,177)	(44,070,468)
Forward currency contracts (Note 7)	(12,794,919)
Foreign currency translations	28,398

(56,836,989)

Net Realized and Unrealized Loss	(36,617,067)

Net Decrease in Net Assets Resulting from Operations	$(32,146,861)

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$4,470,206	$5,013,784
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	20,219,922	66,096,987
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	(56,836,989)	(194,644,609)

Net Increase (Decrease) in Net Assets Resulting from Operations	(32,146,861)	(123,533,838)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class I Shares	(3,138,933)	(4,077,687)
Class R5 Shares	(189,313)	(236,274)
Class R6 Shares	(16,090)	(16,448)
From realized gains
Class A Shares	(15,965,821)	(17,999,580)
Class C Shares	(7,113,275)	(3,700,916)
Class I Shares	(60,990,387)	(22,590,256)
Class R3 Shares	(1,180,199)	(398,754)
Class R4 Shares	(1,967,801)	(774,775)
Class R5 Shares	(3,451,556)	(1,254,132)
Class R6 Shares	(216,084)	(76,351)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(269,211,981)	(23,243,109)
Class C Shares	(28,226,569)	43,629,520
Class I Shares	(2,150,772)	533,515,434
Class R3 Shares	(5,749,165)	10,404,825
Class R4 Shares	2,288,498	15,436,358
Class R5 Shares	2,395,126	32,771,453
Class R6 Shares	551,299	1,732,060

Net Increase (Decrease) in Net Assets	(426,479,884)	439,587,530

NET ASSETS
Beginning of Year	1,959,955,863	1,520,368,333

End of Year	$1,533,475,979	$1,959,955,863

Undistributed net investment income	$590,281	$332,302

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of Thornburg Investment Trust (the “Trust”) have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing

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Thornburg International Growth Fund	September 30, 2015

price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the

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Thornburg International Growth Fund	September 30, 2015

investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,456,849,502	$1,456,849,502	$—	$—
Short Term Investments	114,579,367	114,579,367	—	—

Total Investments in Securities	$1,571,428,869	$1,571,428,869	$—	$—

Other Financial Instruments**
Forward Currency Contracts	$216,487	$—	$216,487	$—
Spot Currency	$10,503	$10,503	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,836,703)	$—	$(1,836,703)	$—
Spot Currency	$(13,758)	$(13,758)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2015

obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $61,410 to the Advisor for these services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2015

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned commissions aggregating $18,096 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $49,768 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor voluntarily waived $274,053 for Class I shares and contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $99,011 for Class R3 shares, $102,905 for Class R4 shares, $146,253 for Class R5 shares, and $26,060 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $605.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no significant transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,316,312	$63,027,736	19,478,383	$406,362,238
Shares issued to shareholders in reinvestment of dividends	805,337	14,850,417	810,018	16,767,379
Shares repurchased	(18,297,115)	(347,090,134)	(21,931,930)	(446,372,726)

Net increase (decrease)	(14,175,466)	$(269,211,981)	(1,643,529)	$(23,243,109)

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Thornburg International Growth Fund	September 30, 2015

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,000,742	$18,106,596	3,773,764	$76,464,884
Shares issued to shareholders in reinvestment of dividends	348,284	6,189,006	158,203	3,184,629
Shares repurchased	(2,929,423)	(52,522,171)	(1,817,777)	(36,019,993)

Net increase (decrease)	(1,580,397)	$(28,226,569)	2,114,190	$43,629,520

Class I Shares
Shares sold	28,739,621	$556,653,254	44,346,455	$939,821,434
Shares issued to shareholders in reinvestment of dividends	3,121,242	58,816,576	1,114,267	23,322,178
Shares repurchased	(32,575,817)	(617,620,602)	(20,611,781)	(429,628,178)

Net increase (decrease)	(714,954)	$(2,150,772)	24,848,941	$533,515,434

Class R3 Shares
Shares sold	437,924	$8,250,207	869,661	$17,646,641
Shares issued to shareholders in reinvestment of dividends	57,359	1,051,381	15,665	323,012
Shares repurchased	(794,860)	(15,050,753)	(371,512)	(7,564,828)

Net increase (decrease)	(299,577)	$(5,749,165)	513,814	$10,404,825

Class R4 Shares
Shares sold	856,027	$16,247,799	1,507,249	$31,205,477
Shares issued to shareholders in reinvestment of dividends	76,525	1,403,461	27,047	557,168
Shares repurchased	(811,713)	(15,362,762)	(797,079)	(16,326,287)

Net increase (decrease)	120,839	$2,288,498	737,217	$15,436,358

Class R5 Shares
Shares sold	1,035,688	$20,181,653	2,818,225	$60,515,504
Shares issued to shareholders in reinvestment of dividends	192,484	3,636,644	70,939	1,488,221
Shares repurchased	(1,116,192)	(21,423,171)	(1,405,797)	(29,232,272)

Net increase (decrease)	111,980	$2,395,126	1,483,367	$32,771,453

Class R6 Shares
Shares sold	174,955	$3,437,664	138,776	$2,965,917
Shares issued to shareholders in reinvestment of dividends	12,269	232,174	4,421	92,799
Shares repurchased	(159,642)	(3,118,539)	(62,896)	(1,326,656)

Net increase (decrease)	27,582	$551,299	80,301	$1,732,060

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,473,858,110 and $1,859,002,263, respectively.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2015

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,533,682,011

Gross unrealized appreciation on a tax basis	$169,291,687
Gross unrealized depreciation on a tax basis	(131,544,829)

Net unrealized appreciation (depreciation) on investments (tax basis)	$37,746,858

Temporary book tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $36,203,393, (of which $36,203,393 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund decreased accumulated net realized losses by $867,891, and decreased undistributed net investment income by $867,891. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency gains (losses) and redesignation of distributions.

At September 30, 2015, the Fund had $577,420 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Ordinary income	$3,344,992	$22,440,924
Capital gains	90,884,467	28,684,249

Total	$94,229,459	$51,125,173

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2015

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2015 was $206,024,984. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2015:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Yuan Renminbi	Buy	187,059,300	02/16/2016	28,982,892	$216,487	$—
Yuan Renminbi	Sell	572,962,800	02/16/2016	88,774,623	—	(1,682,326)
Euro	Sell	48,305,600	12/11/2015	54,039,273	—	(154,377)

Total					$216,487	$(1,836,703)

Net unrealized appreciation (depreciation)						$(1,620,216)

The outstanding forward currency contracts in the foregoing table were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2015 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$216,487

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,836,703)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2015 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $1,620,216. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2015

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2015 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$28,463,555	$28,463,555

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(12,794,919)	$(12,794,919)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
CLASS A SHARES
2015(b)	$19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$17.78	(0.06)	1.42		1.42		1.42		(2.01)	92.01	$220,897
2014(b)	$20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$19.10	0.07	1.33		1.33		1.33		(4.46)	106.18	$508,044
2013(b)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)	1.41		1.41		1.42		30.16	89.17	$580,194
2012(b)	$13.37	(0.06)	2.47	2.41	— (c)	—	—	$15.78	(0.41)	1.51		1.51		1.52		18.03	95.17	$255,725
2011(b)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19	1.51		1.50		1.54		9.43	142.59	$104,918
CLASS C SHARES
2015	$18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$17.01	(0.77)	2.20		2.20		2.20		(2.72)	92.01	$108,062
2014	$20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$18.45	(0.65)	2.09		2.09		2.09		(5.19)	106.18	$146,399
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)	2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)	2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)	2.30		2.30		2.34		8.62	142.59	$35,706
CLASS I SHARES
2015	$19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$18.20	0.47	0.99		0.99		1.01		(1.58)	92.01	$1,079,791
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51	0.47	0.98		0.98		0.98		(4.09)	106.18	$1,171,032
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38	0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10	0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66	0.99		0.98		1.16		10.03	142.59	$75,538
CLASS R3 SHARES
2015	$18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$17.66	(0.13)	1.50		1.50		1.98		(2.03)	92.01	$15,851
2014	$20.46	— (d)	(0.90)	(0.90)	—	(0.57)	(0.57)	$18.99	— (e)	1.50		1.50		1.86		(4.63)	106.18	$22,739
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)	1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (c)	—	—	$15.73	(0.40)	1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06	1.50		1.49		3.27		9.46	142.59	$1,925
CLASS R4 SHARES
2015	$19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$17.68	0.10	1.40		1.40		1.65		(1.97)	92.01	$38,038
2014	$20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$19.00	0.04	1.39		1.39		1.63		(4.53)	106.18	$38,575
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)	1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)	1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46	1.40		1.40		32.23	(g)	9.62	142.59	$146
CLASS R5 SHARES
2015	$19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$18.25	0.46	0.99		0.99		1.20		(1.53)	92.01	$66,646
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55	0.46	0.99		0.99		1.18		(4.15)	106.18	$69,217
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35	0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13	0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55	0.99		0.99		10.60	(g)	10.09	142.59	$393
CLASS R6 SHARES
2015	$19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$18.29	0.66	0.89		0.89		1.43		(1.43)	92.01	$4,191
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59	0.58	0.89		0.89		1.34		(4.05)	106.18	$3,950
2013(h)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21 (f)	0.89	(f)	0.89	(f)	11.83	(f)(g)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Net investment Income (loss) was less than 0.01%.
(f)	Annualized.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this class of shares was February 1, 2013.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund	September 30, 2015

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

28    Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
CLASS A SHARES
Actual	$1,000.00	$941.20	$6.93
Hypothetical*	$1,000.00	$1,017.93	$7.20
CLASS C SHARES
Actual	$1,000.00	$937.70	$11.15
Hypothetical*	$1,000.00	$1,013.56	$11.59
CLASS I SHARES
Actual	$1,000.00	$943.50	$4.82
Hypothetical*	$1,000.00	$1,020.11	$5.01
CLASS R3 SHARES
Actual	$1,000.00	$941.40	$7.30
Hypothetical*	$1,000.00	$1,017.55	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$941.40	$6.81
Hypothetical*	$1,000.00	$1,018.05	$7.08
CLASS R5 SHARES
Actual	$1,000.00	$943.60	$4.82
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R6 SHARES
Actual	$1,000.00	$944.40	$4.34
Hypothetical*	$1,000.00	$1,020.61	$4.51

†	Expenses are equal to the annualized expense ratio for each class (A: 1.42%; C: 2.30%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Thornburg International Growth Fund of $90,884,467 are being reported as long term capital gain dividends and $3,344,992 are taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2015, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 25.04% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2015 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2015, foreign source income and foreign taxes paid is $23,447,018 and $1,095,211, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the seven calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the seven calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was lower than the returns for the fund category and the securities index, that the Fund’s returns for the preceding six calendar years exceeded the returns for the index in five of six years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in four of six years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the third quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, fell near the midpoint of performance of the category for the three-year period, and fell in the top quartile of performance for the five-year period. Noted data also showed that the Fund’s annualized investment returns fell in the third quartile of performance of the second fund category for the one-year period ended with the second quarter, fell within the top quartile of performance for the three-year period, and fell within the top decile of performance of the category for the five-year period. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s benchmark index. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data considered by the Trustees showed that the Fund’s advisory fee level was slightly lower than the median and comparable to the average fee levels for the fund category, the level of total expense for a representative share class of the Fund was slightly lower than the median and average levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was slightly lower than the median for each of the two peer groups, and that the total expense levels for the two representative share classes were slightly lower than the median expense levels for their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to

34     Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2015 (Unaudited)

different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1539

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg
Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Investment Income Builder Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

October 17, 2015

Dear Fellow Shareholder:

This letter will highlight the basic results of your Fund’s investment activities for the 12-month period ended September 30, 2015. In addition, we will comment on the overall investment landscape, which continues to evolve.

Your Fund’s Performance

Thornburg Investment Income Builder Fund paid dividends of 82.5 cents per Class A share in the 12 months ended September 30, 2015, down 15.8% from the 98 cents per share paid in the comparable prior-year period. The dividends per share were higher for Class I and Class R5 shares, and lower for the Class C, R3, and R4 shares, to account for varying class-specific expenses. The net asset value (NAV) per Class A share decreased by $2.31 per share during the period, from $21.38 to $19.07, giving a total return including dividends of negative 7.27% (without sales charge).

Most of the net asset value decline for the fiscal year under review occurred during the September quarter, when a drop of $2.12 per share ($21.19 to $19.07) was the most significant quarterly decline since the September quarter of 2011, when Income Builder’s share price declined by $2.27 ($19.56 to $17.29), prior to recovering to higher levels. As with the September 2011 quarter, macroeconomic concerns cast a shadow over the market in the third fiscal quarter of 2015, leading to broad-based selling in equity markets around the world. We are not fond of net asset value fluctuations, but we have learned to live with them since the Fund’s inception in December 2002 at a net asset value of $11.94. Apart from the periodic share price fluctuations over the four years referenced in this paragraph, Income Builder has paid $4.02 of dividends (Class A shares) from October 1, 2011 through September 30, 2015.

For the fiscal year ended September 30, 2015, Thornburg Investment Income Builder Fund (with a total return of negative 7.27%) underperformed the blended index of 75% MSCI World Index/25% Barclays U.S. Aggregate Bond Index (with a total return of negative 3.01%). We would like to outperform benchmark returns in all market conditions, and we are disappointed in the comparative result for this fiscal year. Performance relative to the benchmark for all share classes over various periods is set forth on page 10.

The quarter ended September 30, 2015 was the 51st full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 36 of these quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in 11 of its 12 calendar years of existence. As of September 30, 2015, Thornburg Investment Income Builder has delivered tax-efficient average annual total returns in excess of 9.5% since its inception.

We do not expect to pay a capital gain dividend for 2015. At September 30, 2015, the Fund had tax basis realized capital losses of more than $200 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.33%, as disclosed in the most recent prospectus.

Factors Impacting Dividends Paid by Your Fund

Several factors contributed to the year-over-year drop in dividends paid by Thornburg Investment Income Builder in the fiscal year under review. These include the following:

•

Appreciation of the U.S. dollar vis-à-vis most foreign currencies reduced the U.S.-dollar value of dividends received on most of the Fund’s foreign equities. On average, the U.S. dollar appreciated approximately 16% on a year-over-year basis against the currencies of our major trading partners. We may hedge a portion of the principal invested in non-U.S. equities by executing contracts to buy dollars in the future; however, we do not normally hedge expected income distributions from these investments.

•

The Fund’s investment in Vodafone paid a large special dividend in fiscal year 2014, comprised of cash and shares of Verizon Wireless. This was not repeated in fiscal year 2015. Overall, special/non-recurring dividends received by the Fund fell short of prior-year levels.

•

A portion of the cash distributions that the Fund received from its investments in pass-through entities (business development companies and asset managers) during 2014 were later characterized as capital gains, rather than ordinary income dividends. (Schedule K-1s disclosing tax information from pass-through entities generally arrive in March or April of the following year. We know the taxable character of the dividends received in the prior calendar year only after we receive these. We must estimate, and distribute, virtually all of the taxable income of the Fund by calendar year end. For 2014, we overestimated the ordinary income percentage of cash received from these entities, versus capital gains). Why does the tax character of the cash received by the Fund matter? In the interest of tax efficiency, we have accumulated a significant backlog of tax loss carryforwards sufficient to offset these capital gains. Our accumulated capital loss carryforwards offset the capital gain distribution portion of the cash received for the fiscal year ending September 30th, shielding these cash receipts from the Fund’s income stream that is used to pay dividends.

•	We reduced the percentage of the portfolio invested in our highest yielding investments, the publicly traded mortgage real estate investment trusts (REITs) and

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

business development companies. Some of these cut their dividends in 2015 from prior year levels. We support these dividend cuts to the extent that these firms reduce leverage and financial risk in this environment.

•

Interest income earned by your Fund dropped by more than two cents per average share outstanding in the year ended September 30, 2015. (Also, prepayments received on bonds denominated in foreign currencies caused the Fund to recognize losses on these currencies that offset ordinary income).

•

We increased the percentage of the portfolio invested in equities with yields below the average dividend yield of the overall Fund portfolio. We believe these investments will deliver higher dividend payments in the future.

Many of the common stocks currently held in the Thornburg Investment Income Builder portfolio increased their ordinary dividends in 2015. Collectively, these increases were insufficient to overcome the headwinds described above.

Factors Impacting Your Fund’s Performance

In assessing the overall fiscal year 2015 performance of Thornburg Investment Income Builder, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the 12 months ended September 30, 2015. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (75% MSCI World Index and 25% Barclays U.S. Aggregate Bond Index):

1.	The MSCI World Index showed a return of negative 5.09% for the 12 months ended September 30, 2015. Four of the 10 index sectors showed positive total returns, with individual sector returns ranging from 6.5% (consumer discretionary) to negative 33.4% (energy). Stocks of firms in the consumer staples, health care, and information technology sectors joined consumer discretionary stocks in delivering index-beating returns for the period. Stocks of firms in the energy, materials, industrials, utilities, financials, and telecommunications sectors underperformed the index. In short, the sectors most sensitive to economic growth underperformed.

2.	Income Builder Fund investments in firms in the financials (28% average Fund weighting), telecommunications (17% average Fund weighting), consumer discretionary (8% average Fund weighting), energy (8% average Fund weighting), consumer staples (7% average Fund weighting), health care (7% average Fund weighting), industrials (7% average Fund weighting), and utilities (6% average Fund weighting) sectors comprised the largest sector weightings in the Fund portfolio during fiscal 2015. The Fund’s performance relative to the MSCI World Index was hurt by comparative underperformance from our holdings in the telecommunications, information technology, and consumer discretionary sectors, and helped by comparative outperformance from our holdings in the consumer staples and industrials sectors.

3.	In the Income Builder portfolio, 28 equity investments contributed positive returns of at least 0.05% (5 basis points) to the portfolio during fiscal 2015, considering both portfolio weights and individual security returns. Sixty-one of the Fund’s equity investments detracted from returns by 0.05% or worse for the fiscal year, and 14 of these have been sold to fund other investments.

Investment Income Builder’s bond holdings delivered negative returns during the fiscal year. Yields on corporate and asset-backed bonds were generally higher, which pressured bond prices.

Your Fund’s Performance by Industry Sector

Your Fund’s average return from its investments in the financial sector, while slightly negative, exceeded the performance of the equities in the finance sector of the MSCI World Index in fiscal 2015. Fund investments in CME Group, UBS Group, Blackstone Group, and Zurich Insurance Group were among the strongest performers in the portfolio. Singapore-based bank DBS Group, KKR & Co., Apollo Investment Corporation, Invesco Mortgage Capital, and Norwegian insurer Gjensidige Forsikring were detractors. During the first three quarters of the fiscal year many investors expected U.S. interest rate increases to threaten the earnings power and valuations of many of these firms. The interest rate increases have not arrived; however, lower commodity prices and slowing economies in China and much of South America led to significant selling pressure in most financial sector firms in the September quarter as credit quality concerns mounted. As of the end of the fiscal year, we still hold investments in each of these, other than Zurich Insurance Group.

Your Fund’s significant holdings in the telecommunications sector delivered negative absolute returns this year, and they were the largest detractor from relative performance vis-à-vis the index. Denmark’s TDC, Singapore Telecom, Swisscom, Norway’s Telenor, and modest sized positions in emerging market network operators MegaFon, Telefonica Brasil and MTN Group delivered negative returns. Modest positive returns from Telstra and China Mobile were insufficient to offset the damage from the Fund’s other telecommunications holdings. Among these, TDC appears to have the most challenging competitive outlook, and one of the cheapest valuations. Some of the others were negatively impacted by currency depreciation and declining sentiment on emerging market economies. Each of these pays interesting dividends.

Your Fund’s investments in the consumer discretionary sector lagged the performance of this sector in the index portfolio in the fiscal year. Home Depot, Toyota, Vivendi, and Netherlands-based business publisher Wolters Kluwer were positive contributors. Significant year-over-year erosion in gaming revenues and share prices for casino operators Wynn Resorts, Las Vegas Sands, and Sands China dragged down your portfolio’s returns from its holdings in this sector. We sold our position in Wynn Resorts and reduced the position in Sands China.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

Among Income Builder’s investments in the energy sector, Royal Dutch Shell, pipeline operators Kinder Morgan and Williams Companies, and Canadian producers Husky Energy and Canadian Oil Sands each saw significant share price declines in fiscal 2015. A strong performance from U.S. oil refiner HollyFrontier did not offset the share price declines from the Fund’s other energy sector holdings. The price of oil declined by approximately 50% over the course of the fiscal year, though the oil price appears to have found support in the mid to high $40 per barrel range in recent months. Global demand for oil and gas has increased as prices have declined. We expect global oil production growth to slow in the coming years as investments to sustain aging fields and develop new resources are cut.

Returns from the Fund’s holdings in the utilities sector trailed the market returns from this sector during the Fund’s fiscal year. Electricite de France and a small position in Brazilian electric generation firm EDP Energias Do Brasil were negative contributors. The former encountered regulatory uncertainty and soft overall European electricity demand, while the latter was impacted by depreciation of the Brazilian real vis-à-vis the U.S. dollar. U.S. utility Dominion Resources joined British electricity and gas firm National Grid in delivering modest positive returns.

Among Fund investments in the consumer staples sector, Walgreens Boots Alliance, tobacco companies Lorillard and Korea’s KT&G Corporation, and grocery store operator Royal Ahold each delivered positive contributions in fiscal 2015. The Income Builder’s holdings in this sector outperformed those of the index portfolio on a smaller overall weighting.

Investment Income Builder’s holdings in the health care sector lagged those of the MSCI World Index during the fiscal year, as modest contributions from Pfizer and Switzerland’s Novartis were offset by share price declines for Sanofi, Roche Holdings, and GlaxoSmithKline.

Among other portfolio holdings, notable contributors included French toll road operator Vinci, Italian toll road operator Atlantia, and Thai fiber network infrastructure owner Jasmine Broadband Internet Infrastructure. We were pleased that data center operator Digital Realty Trust, one of our underperformers from fiscal 2013, continued a recovery begun last year. Negative contributors included refiner LyondellBasell Industries, semiconductor firms Intel and Qualcomm, steel manufacturer Nucor, and certain bonds issued by energy sector firms.

The euro, Australian dollar, Japanese yen, and British pound each depreciated vis-à-vis the U.S. dollar during the fiscal year, while the Swiss franc was approximately flat. We hedged a majority of the currency exposure to the Australian dollar, Japanese yen, euro and other European currencies tied to it. We are more focused on risk management than on reaping possible currency gains from exposure to assets denominated in these currencies. Currency hedges modestly contributed to our performance relative to the MSCI Index during the fiscal year.

Your Fund’s Bond Component

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays U.S. Aggregate Bond Index. This detracted from the Fund’s absolute and relative performance in fiscal 2015. Yield spreads of corporate over government bond yields increased from September 30, 2014 to September 30, 2015, driving down bond prices. The FINRA-Bloomberg Index of Active High Yield U.S. Corporate Bond Yields increased by 1.77% during the fiscal year, leading to bond price declines that more than offset the interest income earned from the Fund’s bond portfolio during the period. The Fund’s bond portfolio has an effective duration of less than four years as of September 30th. We may buy additional bonds or sell some of our current holdings in order to improve the Fund’s income characteristics, depending upon what opportunities are available.

Readers of this commentary who are longtime shareholders of Income Builder will recall that the interest bearing debt portion of the Fund’s portfolio has varied over time, ranging from around 10% currently to 45% at June 30, 2009.

Chart I | Interest-Bearing Investments as a Percentage of Total Portfolio as of September 30, 2015

As of September 30, 2015, the Fund portfolio included more than 100 bonds and hybrid securities.

The Economic and Policy Investment Backdrop

Investors continue to debate the future direction of the economies of China and Japan, and potential policy actions by the U.S. Federal Reserve, Congress, and the Obama administration. They also debate the strength and durability of the European economic recovery, the financial condition of various emerging-market economies, and possible consequences of instability in the Middle East. Russia, Brazil, and certain other commodity producing economies appear to have intensifying recessionary conditions. For the most part, the key political and macroeconomic issues that investors focus on remain open. Global oil demand has picked up noticeably in 2015, helped by lower prices. Lower oil prices and a stronger dollar are beneficial tailwinds to U.S. consumer spending, which is further supported by sustained growth in hiring and rising U.S. wages. U.S. consumer purchases increased a solid 3.3% in real terms over the last year, an improvement from the 2.2% average pace of the prior four years.

6    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

The 7.5% year-over-year increase in government receipts for the U.S. government budget year ended September 30, 2015, is one additional bit of evidence supporting a firm domestic economy. That noted, the manufacturing segment of the U.S. economy appears to be stalling, particularly businesses supporting the energy industry.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not continue to recover – and this is always a possibility, we will expect the opposite. As we write these words in early October, growth of the global economy is disappointing relative to prior expectations, so we are getting “the opposite” for now.

Since 2009, we have become used to Federal Reserve monetary policies that kept short-term interest rates near zero and featured bond purchases totaling more than $3.5 trillion by the central bank, funded by newly created money. For the record, total assets of all U.S. taxable and municipal bond funds combined are just under $3.5 trillion. The Federal Reserve bond buying spree has had the deliberate effects of (i) reducing interest rates by substantially increasing the demand for bonds; and (ii) forcing savers/investors into riskier assets to the extent they want positive investment income after taxes and inflation. Many other central banks around the world have pursued similar policies, including the European Central Bank and the Bank of Japan. Prior to 2015, these accommodative monetary policies had a positive impact on prices of most financial assets in developed world countries. These policies appear to have increased volatility of financial asset prices, as excess liquidity sloshes around from one theme to the next. It is debatable whether unconventional easy monetary policies are currently having any positive impact on the real economies of developed countries. We cannot be certain how long they will be continued, or what consequences will result from any changes in course.

While lower interest rates are good news for borrowers, they have negative consequences for conservative savers and income seeking investors. Investors must consider other options. Yields on taxable and tax-exempt money funds remain below 1/5 of one percent. Banks have aggressively reduced yields on deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/IIB. Best wishes for a wonderful holiday season, and a happy 2016.

Sincerely,

Brian McMahon Portfolio Manager CEO & Chief Investment Officer	Jason Brady, CFA Portfolio Manager Managing Director	Ben Kirby, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    7

THE DIVIDEND LANDSCAPE

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.

Percentage of Companies Paying Dividends in Russell 1000 Index

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $10,000 Investment (Dividends not Reinvested)

8    Annual Report

THE DIVIDEND LANDSCAPE, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	43%	59%
Energy	19%	10%
Consumer Discretionary	11%	6%
Utilities	9%	4%
Industrials	5%	10%
Materials	4%	3%
Telecommunication Services	4%	3%
Consumer Staples	2%	0%
Information Technology	2%	3%
Health Care	1%	2%

Source: FactSet as of September 30, 2015.

A Truly Diversified Dividend-Paying

Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 73% of the top 100 dividend payers are in the financials, energy, and consumer discretionary sectors. In the (small cap) Russell 2000 Index, 69% of the top 100 dividend-yielding stocks are financial or energy companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these three sectors. We certainly do.

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

Annual Report    9

PERFORMANCE SUMMARY

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 12/24/02)
Without sales charge	(7.27%)	5.07%	6.26%	6.80%	9.52%
With sales charge	(11.45%)	3.47%	5.28%	6.31%	9.13%
Class C Shares (Incep: 12/24/02)
Without sales charge	(7.93%)	4.34%	5.51%	6.09%	8.87%
With sales charge	(8.82%)	4.34%	5.51%	6.09%	8.87%
Class I Shares (Incep: 11/3/03)	(6.94%)	5.44%	6.61%	7.16%	8.63%
Class R3 Shares (Incep: 2/1/05)	(7.52%)	4.77%	5.95%	6.53%	6.85%
Class R4 Shares (Incep: 2/1/08)	(7.48%)	4.88%	6.06%	—	4.13%
Class R5 Shares (Incep: 2/1/07)	(7.06%)	5.31%	6.48%	—	5.15%
Blended Index (Since 12/24/02)	(3.01%)	6.92%	7.15%	4.98%	7.08%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.33%; C shares, 2.08%; I shares, 1.01%; R3 shares, 1.70%; R4 shares, 1.55%; R5 shares, 1.25%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.05%; R3 shares, 1.65%; R5 shares, 1.14%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

30-day SEC Yield as of 9/30/15 (A Shares): 3.66%

Glossary

Barclays U.S. Aggregate Bond Index – An index composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate, and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Blended Index – The Blended Index is composed of 25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index.

FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index – An index comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI Country Indices – These indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI World Index – An unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

10    Annual Report

FUND SUMMARY

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

Portfolio Composition

Top Ten Equity Holdings

China Mobile Ltd.	3.9%
CME Group, Inc.	3.5%
JPMorgan Chase & Co.	3.5%
Atlantia S.p.A.	2.5%
The Home Depot, Inc.	2.4%
Vinci S.A.	2.3%
BT Group plc	2.1%
AT&T, Inc.	2.1%
Vodafone Group plc	2.0%
Roche Holding AG	2.0%

Sector Exposure

(percent of equity holdings)

Financials	29.0%
Telecommunication Services	19.9%
Consumer Discretionary	8.8%
Industrials	8.1%
Energy	8.1%
Healthcare	7.8%
Consumer Staples	5.9%
Utilities	5.9%
Information Technology	4.2%
Materials	2.3%
Other	0.1%
Cash Equivalents and Other	3.9%

Country Exposure*

(percent of Fund)

United States	42.7%
Switzerland	8.0%
France	7.8%
United Kingdom	6.3%
China	6.1%
Netherlands	4.4%
Italy	3.2%
Singapore	2.3%
Norway	2.0%
Taiwan	1.6%
Denmark	1.3%
Brazil	1.3%
Russia	1.2%
Canada	1.2%
Hong Kong	1.1%
Australia	1.0%
Spain	1.0%
Japan	0.7%
Saudi Arabia	0.7%
Korea	0.7%
Thailand	0.6%
South Africa	0.4%
Jamaica	0.3%
Cayman Islands	0.3%
New Zealand	0.2%
Germany	0.2%
Argentina	0.1%
Ireland	0.1%
Luxembourg	0.1%
Panama	0.1%
Belgium**	0.0%
Trinidad & Tobago**	0.0%
Other Assets Less Liabilities	3.1%

*	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Annual Report    11

FUND SUMMARY, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

Quarterly Dividend History, Class A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.5	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢	36.0	¢	112.0	¢
2013	21.5	¢	25.3	¢	25.0	¢	24.5	¢	96.3	¢
2014	22.5	¢	24.0	¢	27.0	¢	26.0	¢	99.5	¢
2015	16.5	¢	20.0	¢	20.0	¢

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

Evolution of Industry Group Exposure

Top 10 industry groups quarter by quarter (percent of equity holdings)

As of 9/30/15

Telecommunication Services	19.9%
Diversified Financials	11.0%
Real Estate	9.2%
Energy	8.1%
Pharmaceuticals, Biotechnology & Life Sciences	7.8%
Banks	6.8%
Utilities	5.9%
Retailing	5.2%
Transportation	4.3%
Capital Goods	3.8%

As of 3/31/15

Telecommunication Services	15.5%
Diversified Financials	11.4%
Energy	8.4%
Real Estate	8.4%
Pharmaceuticals, Biotechnology & Life Sciences	7.7%
Banks	6.3%
Utilities	5.6%
Retailing	4.5%
Insurance	4.4%
Transportation	4.0%

As of 6/30/15

Telecommunication Services	18.4%
Diversified Financials	10.9%
Banks	9.2%
Real Estate	8.0%
Energy	7.9%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Utilities	5.9%
Retailing	4.8%
Transportation	4.2%
Capital Goods	3.6%

As of 12/31/14

Telecommunication Services	19.0%
Diversified Financials	9.1%
Energy	9.0%
Real Estate	7.7%
Pharmaceuticals, Biotechnology & Life Sciences	7.1%
Banks	6.9%
Utilities	6.4%
Transportation	4.8%
Food, Beverage & Tobacco	4.7%
Retailing	3.5%

12    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
COMMON STOCK — 89.19%
AUTOMOBILES & COMPONENTS — 0.69%
Automobiles — 0.69%
Toyota Motor Corp.	2,118,100	$123,079,857

		123,079,857

BANKS — 5.92%
Banks — 5.92%
Bank of China Ltd.	118,343,011	50,848,992
Banque Cantonale Vaudoise	28,100	16,578,596
DBS Group Holdings Ltd.	20,322,200	231,490,715
ING Groep N.V.	5,566,400	78,681,647
JPMorgan Chase & Co.	10,201,400	621,979,358
Liechtensteinische Landesbank AG	1,150,000	40,414,016
St. Galler Kantonalbank AG	41,541	15,184,672

		1,055,177,996

CAPITAL GOODS — 3.44%
Construction & Engineering — 2.26%
Vinci S.A.	6,364,095	403,278,257

Industrial Conglomerates — 1.18%
Hopewell Holdings Ltd.	36,958,340	125,419,106
Koninklijke Philips N.V.	1,514,700	35,619,192
NWS Holdings Ltd.	38,000,000	49,620,325

		613,936,880

CONSUMER SERVICES — 0.87%
Hotels, Restaurants & Leisure — 0.87%
Las Vegas Sands Corp.	1,858,300	70,559,651
Sands China Ltd.	23,202,000	69,605,551
Wynn Macau Ltd.	13,798,800	15,632,604

		155,797,806

DIVERSIFIED FINANCIALS — 9.76%
Capital Markets — 6.25%
Aberdeen Asset Management plc	9,615,700	43,129,320
Apollo Global Management, LLC	2,670,763	45,883,709
[a] Apollo Investment Corp.	24,800,000	135,904,000
Ares Capital Corp.	13,573,900	196,550,072
GAM Holding AG	4,073,882	71,687,950
KKR + Co. LP	10,004,135	167,869,385
Och-Ziff Capital Management Group, LLC	7,187,719	62,748,787
[a] Solar Capital Ltd.	4,607,900	72,896,978
The Blackstone Group LP	4,874,900	154,388,083
UBS Group AG	8,814,525	162,886,923

Diversified Financial Services — 3.51%
CME Group, Inc.	6,759,000	626,829,660

		1,740,774,867

ENERGY — 7.21%
Energy Equipment & Services — 0.19%
Helmerich & Payne, Inc.	703,200	33,233,232

Oil, Gas & Consumable Fuels — 7.02%
Canadian Oil Sands Ltd.	12,519,200	59,195,318
[b] Halcon Resources Corp.	234,100	124,073
HollyFrontier Corp.	3,507,000	171,281,880
Husky Energy, Inc.	8,696,000	135,604,167
Kinder Morgan, Inc.	5,335,000	147,672,800
ONEOK, Inc.	3,878,300	124,881,260
Royal Dutch Shell plc ADR	7,133,300	338,047,087
The Williams Companies, Inc.	3,114,972	114,786,718

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
Total SA	3,596,800	$161,566,326
[b,c] TPT Acquisition, Inc.	163,790	0

		1,286,392,861

FOOD & STAPLES RETAILING — 2.24%
Food & Staples Retailing — 2.24%
Koninklijke Ahold NV	6,949,938	135,203,585
Walgreens Boots Alliance, Inc.	3,171,106	263,518,909

		398,722,494

FOOD, BEVERAGE & TOBACCO — 2.31%
Beverages — 0.26%
Coca-Cola Amatil Ltd.	7,377,000	46,653,038

Food Products — 1.34%
Nestle SA	3,190,000	239,757,337

Tobacco — 0.71%
KT&G Corp.	1,337,813	125,846,747

		412,257,122

HOUSEHOLD & PERSONAL PRODUCTS — 0.73%
Household Products — 0.73%
Reckitt Benckiser plc	1,440,300	130,445,537

		130,445,537

INSURANCE — 1.71%
Insurance — 1.71%
AXA S.A.	6,858,384	165,801,022
Gjensidige Forsikring ASA	3,991,276	53,728,355
NN Group NV	2,967,000	84,938,616

		304,467,993

MATERIALS — 2.09%
Chemicals — 1.61%
LyondellBasell Industries NV	1,844,700	153,774,192
Saudi Basic Industries Corp.	5,523,117	115,874,635
Yanbu National Petrochemical Co.	1,534,722	17,629,711

Metals & Mining — 0.48%
[b] Jaguar Mining, Inc.	797,101	118,768
Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	5,962,500	85,681,125

		373,078,431

MEDIA — 1.65%
Media — 1.65%
Vivendi	8,069,968	190,537,216
Wolters Kluwer N.V.	3,396,674	104,412,613

		294,949,829

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.02%
Pharmaceuticals — 7.02%
Merck & Co., Inc.	2,679,500	132,340,505
Novartis AG	2,667,700	244,707,962
Pfizer, Inc.	6,701,500	210,494,115
Roche Holding AG	1,338,300	352,906,936
Sanofi	3,291,599	312,228,083

		1,252,677,601

REAL ESTATE — 8.26%
Real Estate Investment Trusts — 8.26%
Capstead Mortgage Corp.	3,250,000	32,142,500
Chimera Investment Corp.	5,834,784	78,011,062
Crown Castle International Corp.	2,675,100	210,985,137
Digital Realty Trust, Inc.	1,737,800	113,513,096
[a] Dynex Capital, Inc.	4,418,542	28,985,635

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
[a] Invesco Mortgage Capital, Inc.	15,851,700	$194,024,808
Lamar Advertising Co.	1,690,620	88,216,552
[a] MFA Financial, Inc.	33,531,700	228,350,877
OUTFRONT Media, Inc.	4,898,900	101,897,120
Senior Housing Properties Trust	4,670,000	75,654,000
[a] Two Harbors Investment Corp.	20,272,500	178,803,450
[a] Washington REIT	5,721,000	142,624,530

		1,473,208,767

RETAILING — 4.66%
Multiline Retail — 1.45%
Target Corp.	3,280,100	258,012,666

Specialty Retail — 3.21%
Staples, Inc.	13,004,500	152,542,785
The Home Depot, Inc.	3,633,700	419,656,013

		830,211,464

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.17%
Semiconductors & Semiconductor Equipment — 2.17%
Advanced Semiconductor Engineering, Inc.	47,421,000	50,837,789
Intel Corp.	3,500,000	105,490,000
Taiwan Semiconductor Manufacturing Co. Ltd.	58,610,000	231,396,249

		387,724,038

TECHNOLOGY HARDWARE & EQUIPMENT — 1.63%
Communications Equipment — 1.07%
Qualcomm, Inc.	3,542,100	190,317,033

Technology, Hardware, Storage & Peripherals — 0.56%
Apple, Inc.	913,400	100,748,020

		291,065,053

TELECOMMUNICATION SERVICES — 17.71%
Diversified Telecommunication Services — 10.80%
AT&T, Inc.	11,281,200	367,541,496
BT Group plc	60,243,084	382,392,777
[a] Jasmine Broadband Internet Infrastructure Fund	359,941,200	104,129,566
Singapore Telecommunications Ltd.	73,412,715	184,170,193
Swisscom AG	498,900	248,886,907
[a] TDC A/S	45,566,900	234,544,296
Telefonica Brasil SA ADR	11,656,983	106,428,255
Telenor ASA	15,974,200	298,160,548

Wireless Telecommunication Services — 6.91%
China Mobile Ltd.	59,584,574	703,477,851
[d] MegaFon PJSC GDR	3,278,300	39,831,345
MegaFon PJSC Reg S GDR	4,337,000	52,694,550
Mobile TeleSystems OJSC ADR	2,116,889	15,283,938
MTN Group Ltd.	5,170,810	66,414,416
Vodafone Group plc	112,730,924	355,477,380

		3,159,433,518

TRANSPORTATION — 3.86%
Road & Rail — 0.10%
Daqin Railway Co. Ltd.	13,251,311	18,406,046

Transportation Infrastructure — 3.76%
Atlantia S.p.A.	16,182,102	451,866,034
China Merchants Holdings International Co. Ltd.	32,112,830	94,266,087
Jiangsu Express Co. Ltd.	45,798,000	58,502,874
Sydney Airport	15,560,254	65,093,601

		688,134,642

UTILITIES — 5.26%
Electric Utilities — 2.61%
Duke Energy Corp.	2,365,200	170,152,488

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
EDP - Energias do Brasil SA	7,833,881	$22,684,564
Electricite de France SA	8,535,001	150,350,909
Mighty River Power Ltd.	24,482,800	39,364,409
Terna Rete Elettrica Nazionale S.p.A.	17,132,521	83,199,268

Gas Utilities — 0.38%
Enagas SA	2,354,300	67,398,377

Independent Power & Renewable Electricity Producers — 0.49%
China Resources Power Holdings Co.	12,804,000	29,011,198
Huaneng Power International, Inc.	54,829,000	59,073,445

Multi-Utilities — 1.78%
Dominion Resources, Inc.	2,356,091	165,821,684
National Grid plc	10,917,300	151,757,618

		938,813,960

TOTAL COMMON STOCK (Cost $16,067,254,468)		15,910,350,716

PREFERRED STOCK — 0.52%

BANKS — 0.19%
Banks — 0.19%
Barclays Bank plc Pfd, 7.10%	200,000	5,120,000
First Niagara Financial Group Pfd, 8.625%	143,295	3,798,750
[d] First Tennessee Bank Pfd, 3.75%	12,000	8,532,376
GMAC Capital Trust I Pfd, 8.125%	628,126	16,036,057

		33,487,183

DIVERSIFIED FINANCIALS — 0.15%
Capital Markets — 0.01%
Morgan Stanley Pfd, 4.00%	120,000	2,392,800

Consumer Finance — 0.14%
Ally Financial, Inc. Pfd, 8.50%	930,495	24,127,735

		26,520,535

ENERGY — 0.02%
Oil, Gas & Consumable Fuels — 0.02%
[c] Halcon Resources Corp. Pfd, 5.75%	18,822	2,503,326

		2,503,326

MISCELLANEOUS — 0.06%
U.S. Government Agencies — 0.06%
[d] Farm Credit Bank of Texas Pfd, 10.00%	9,000	11,233,125

		11,233,125

TELECOMMUNICATION SERVICES — 0.10%
Wireless Telecommunication Services — 0.10%
[d] Centaur Funding Corp. Pfd, 9.08%	15,000	18,384,375

		18,384,375

TOTAL PREFERRED STOCK (Cost $106,129,740)		92,128,544

ASSET BACKED SECURITIES — 0.34%

COMMERCIAL MTG TRUST — 0.11%
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.65%, 3/25/2034	$899,042	731,951
[d] CVS Pass-Through Trust, 9.35%, 1/10/2023	15,000,000	17,818,860

		18,550,811

OTHER ASSET BACKED — 0.07%
[d] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	7,000,000	7,446,202
[d] JPR Royalty, LLC, 14.00%, 9/1/2020	5,000,000	2,500,000
[c,d] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.109%, 12/1/2037	2,938,250	2,710,536

		12,656,738

16    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
RESIDENTIAL MTG TRUST — 0.16%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.331%, 12/20/2036	$2,445,556	$1,007,545
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.607%, 8/25/2033	241,801	242,237
FBR Securitization Trust, Series 2005-2 Class M1, 0.919%, 9/25/2035	16,556,165	16,401,969
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.56%, 8/25/2034	5,213,227	4,843,241
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.514%, 11/25/2035	4,548,872	4,480,080
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.344%, 6/25/2036	156,846	156,750
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.622%, 2/25/2035	5,461,062	2,072,138

		29,203,960

TOTAL ASSET BACKED SECURITIES (Cost $61,329,700)		60,411,509

CORPORATE BONDS — 6.00%

AUTOMOBILES & COMPONENTS — 0.02%
Auto Components — 0.02%
[d,e] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,171,000

		4,171,000

BANKS — 0.15%
Banks — 0.15%
[d] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	42,200,000	10,112,246
[d,e] Groupe BPCE, 12.50%, 8/29/2049	10,211,000	13,363,646
[d] Itau Unibanco Holding S.A. (BRL), 10.50%, 11/23/2015	10,000,000	2,471,939

		25,947,831

CAPITAL GOODS — 0.20%
Construction & Engineering — 0.09%
[d,e] Abengoa Finance SAU, 8.875%, 11/1/2017	5,000,000	2,300,000
[d] Zachry Holdings, Inc., 7.50%, 2/1/2020	14,420,000	14,239,750

Industrial Conglomerates — 0.11%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	18,470,092

		35,009,842

COMMERCIAL & PROFESSIONAL SERVICES — 0.05%
Commercial Services & Supplies — 0.05%
[d,e] GFL Environmental, Inc., 7.875%, 4/1/2020	8,000,000	8,190,000

		8,190,000

CONSUMER SERVICES — 0.25%
Diversified Consumer Services — 0.15%
[d] Laureate Education, Inc., 9.25%, 9/1/2019	34,500,000	27,082,500

Hotels, Restaurants & Leisure — 0.10%
[d,e] Arcos Dorados Holdings, Inc., 6.625%, 9/27/2023	2,490,000	2,014,410
[d] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	66,000,000	14,633,371

		43,730,281

DIVERSIFIED FINANCIALS — 0.63%
Capital Markets — 0.05%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,401,848
[d] Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	1,069,694

Consumer Finance — 0.26%
Capital One Bank, 6.15%, 9/1/2016	25,000,000	26,041,050
[b,d,f] Cash Store Financial (CAD), 0%, 1/31/2017	10,000,000	1,440,240
[d] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	12,000,000	19,523,544

Diversified Financial Services — 0.32%
[c] Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	1,147,686
[d,e] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	27,634,000	27,081,320
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	15,581,250
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	5,000,000	6,249,655
[d] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	8,000,000	6,300,000

		112,836,287

Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
ENERGY — 1.03%
Energy Equipment & Services — 0.01%
[d,e,f] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	$11,640,133	$2,444,428

Oil, Gas & Consumable Fuels — 1.02%
[d] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	5,600,795
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	11,771,604
Energy Transfer Partners LP, 3.318%, 11/1/2066	13,820,000	10,088,600
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	15,276,400
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	7,782,000	4,902,660
[d,e] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,122,900
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	9,449,424
[d] Linc Energy, 12.50%, 10/31/2017	21,300,000	3,195,000
[d] Linc Energy, 9.625%, 10/31/2017	19,433,000	15,546,400
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	19,260,000
[d,e] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	31,237,798	8,231,159
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	9,322,584
[d,e] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,320,000
[e] Petrobras Global Finance B.V., 3.00%, 1/15/2019	4,000,000	2,890,000
[e] Petrobras Global Finance B.V., 4.375%, 5/20/2023	20,000,000	13,050,000
[b,f] RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	825,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	6,000,000	5,160,000
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	6,251,000
[d,e] Tullow Oil plc, 6.25%, 4/15/2022	13,500,000	9,450,000
Williams Companies, Inc., 4.55%, 6/24/2024	23,002,000	18,238,999
Williams Companies, Inc., 3.70%, 1/15/2023	8,302,000	6,437,952

		183,834,905

FOOD & STAPLES RETAILING — 0.17%
Food & Staples Retailing — 0.17%
[d] Bakkavor Finance (2) plc (GBP), 8.75%, 6/15/2020	14,132,000	23,357,794
[d] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,152,600

		30,510,394

FOOD, BEVERAGE & TOBACCO — 0.12%
Beverages — 0.06%
Ambev International Finance Co. Ltd. (BRL), 9.50%, 7/24/2017	21,669,000	5,055,827
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	20,000,000	4,922,689

Food Products — 0.03%
[d,e] BRF S.A., 4.75%, 5/22/2024	6,000,000	5,670,000

Tobacco — 0.03%
[d,e] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,110,290

		21,758,806

INSURANCE — 1.04%
Insurance — 1.04%
[d,e] Dai Ichi Mutual Life Insurance Co., Ltd. 7.25%, 12/29/2049	9,000,000	10,485,000
ELM B.V. (AUD), 3.41%, 4/29/2049	8,000,000	5,498,372
ELM B.V. (AUD), 7.635%, 12/29/2049	10,500,000	7,710,562
Genworth Holdings, Inc., 4.90%, 8/15/2023	24,020,000	18,735,600
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,663,250
[d] MetLife Capital Trust X, 9.25%, 4/8/2068	12,000,000	16,560,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,556,796
[d] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	3,098,912
[d,e] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	44,600,000
[d,e] Sirius International Group, 7.506%, 5/29/2049	28,590,000	28,875,900
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	8,147,000	8,221,838
[d] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	26,005,480
[d] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,279,530

		186,291,240

MATERIALS — 0.25%
Chemicals — 0.04%
[d,e] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	7,300,000	6,898,500

18    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
Construction Materials — 0.15%
[d,e] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	$1,460,000	$1,569,062
[d,e] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	17,985,000	12,067,935
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	13,956,420

Metals & Mining — 0.06%
[d,e] Alrosa Finance S.A., 7.75%, 11/3/2020	6,000,000	6,258,720
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	7,687,000	4,612,200

		45,362,837

MEDIA — 0.16%
Media — 0.16%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	5,595,395
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	16,441,068
WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	6,375,000

		28,411,463

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.02%
Pharmaceuticals — 0.02%
[d,e] Concordia Healthcare Corp., 7.00%, 4/15/2023	5,000,000	4,375,000

		4,375,000

SOFTWARE & SERVICES — 0.05%
Internet Software & Services — 0.05%
[c,d] Yahoo!, Inc., 6.65%, 8/10/2026	7,216,385	7,974,106

		7,974,106

TELECOMMUNICATION SERVICES — 1.24%
Diversified Telecommunication Services — 0.87%
[e] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	37,386,054
Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,523,125
[e] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	2,990,223
[e] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	100,138,646
[d,e] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	4,861,106

Wireless Telecommunication Services — 0.37%
[d,e] Digicel Ltd., 6.00%, 4/15/2021	57,037,000	52,046,262
[d,e] Millicom International Cellular S.A., 6.00%, 3/15/2025	6,000,000	5,415,000
[d,e] VimpelCom Holdings B.V., 7.504%, 3/1/2022	8,735,000	8,756,838

		221,117,254

TRANSPORTATION — 0.04%
Airlines — 0.04%
American Airlines Group, Inc., 4.95%, 7/15/2024	4,621,193	4,933,123
US Airways, 6.25%, 10/22/2024	2,225,294	2,481,203

		7,414,326

UTILITIES — 0.58%
Electric Utilities — 0.35%
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	7,899,249
[d] Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	2,744,760
[d,e] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	43,352,240
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	8,769,448
[d] Great River Energy, 5.829%, 7/1/2017	503,551	521,524

Multi-Utilities — 0.23%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,177,835
[d] Enable Oklahoma Intrastate Transmission, LLC, 6.25%, 3/15/2020	2,500,000	2,757,055
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	22,207,880
Sempra Energy, 9.80%, 2/15/2019	7,750,000	9,591,074

		104,021,065

TOTAL CORPORATE BONDS (Cost $1,096,910,658)		1,070,956,637

MUNICIPAL BONDS — 0.01%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,555,000	2,873,506

TOTAL MUNICIPAL BONDS (Cost $2,505,842)		2,873,506

Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCIES — 0.05%
[d] Agribank FCB, 9.125%, 7/15/2019	$6,750,000	$8,338,113

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		8,338,113

OTHER GOVERNMENT — 0.18%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	4,880,817
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	109,401,000	27,195,027

TOTAL OTHER GOVERNMENT (Cost $67,435,401)		32,075,844

LOAN PARTICIPATIONS — 0.64%

CONSUMER SERVICES — 0.22%
Hotels, Restaurants & Leisure — 0.09%
[c] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	15,015,392	15,270,654

Diversified Consumer Services — 0.13%
Laureate Education, Inc., 5.00%, 6/15/2018	29,159,071	23,910,438

DIVERSIFIED FINANCIALS — 0.08%
Diversified Financial Services — 0.08%
NCP Finance LP, 11.00%, 9/25/2018	14,018,912	13,037,588

FOOD, BEVERAGE & TOBACCO — 0.05%
Tobacco — 0.05%
North Atlantic Trading Co., Inc., 7.75%-8.75%, 1/13/2020	9,536,029	9,416,829

INDUSTRIALS — 0.07%
Construction & Engineering — 0.07%
[g] ABG Intermediate Holdings (2), LLC, 9.50%, 5/27/2022	11,266,667	11,238,500

MATERIALS — 0.12%
Metals & Mining — 0.12%
Coeur Mining, Inc., 9.00%, 6/9/2020	21,670,688	21,237,274

TRANSPORTATION — 0.06%
Airlines — 0.06%
[c,d,e,f] Synergy Aerospace Corp., 6.50%, 3/3/2015	6,183,689	6,146,587
[c,d,e] ET Two, LLC, 10.00%, 9/30/2019	2,432,446	2,430,013
[c,d,e] ET Three, LLC, 10.00%, 9/30/2019	2,432,446	2,430,014

UTILITIES — 0.04%
Electric Utilities — 0.04%
[b,f] Texas Competitive Electric Holdings Co., LLC, 4.683%, 10/10/2017	20,669,860	7,673,686

TOTAL LOAN PARTICIPATIONS (Cost $129,924,436)		112,791,583

SHORT TERM INVESTMENTS — 3.12%
[a] Thornburg Capital Management Fund	55,637,891	556,378,908

TOTAL SHORT TERM INVESTMENTS (Cost $556,378,908)		556,378,908

TOTAL INVESTMENTS — 100.05% (Cost $18,094,619,153)		$17,846,305,360
LIABILITIES NET OF OTHER ASSETS — (0.05)%		(8,640,893)

NET ASSETS — 100.00%		$17,837,664,467

20    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities and/or a series of the Thornburg Investment Trust invested for cash management purposes during the period are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Apollo Investment Corp.	13,590,000	11,210,000	—	24,800,000	$135,904,000	$17,396,214	$—
Dynex Capital, Inc.	5,062,000	—	643,458	4,418,542	28,985,635	4,960,760	(1,851,524)
Invesco Mortgage Capital, Inc.	8,350,000	8,114,200	612,500	15,851,700	194,024,808	21,328,645	(2,726,042)
Jasmine Broadband Internet Infrastructure Fund*	—	359,941,200	—	359,941,200	104,129,566	3,228,479	—
MFA Financial, Inc.	25,500,000	8,031,700	—	33,531,700	228,350,877	25,056,147	—
Solar Capital Ltd.	4,607,900	—	—	4,607,900	72,896,978	7,004,009	—
TDC A/S*	33,047,600	17,585,000	5,065,700	45,566,900	234,544,296	9,297,368	(6,742,254)
Thornburg Capital Management Fund	—	122,087,777	66,449,886	55,637,891	556,378,908	244,514	—
Two Harbors Investment Corp.*	14,900,000	6,269,300	896,800	20,272,500	178,803,450	18,878,366	(975,063)
Washington REIT	5,721,000	—	—	5,721,000	142,624,530	3,295,296	—

Total non-controlled affiliated issuers - 10.52% of net assets					$1,876,643,048	$110,689,798	$(12,294,883)

*	Issuer not affiliated at September 30, 2014.
b	Non-income producing.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the aggregate value of these securities in the Fund’s portfolio was $665,499,503, representing 3.73% of the Fund’s net assets.
e	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Security in default.
g	Loan participation with an unfunded commitment outstanding of $1,733,333 (see Note 2).

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank
GBP	Denominated in Great Britain Pounds
GDR	Global Depository Receipt
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SPV	Special Purpose Vehicle

See notes to financial statements.

Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2015

ASSETS
Investments at value
Non-affiliated issuers (cost $15,908,073,774) (Note 2)	$15,969,662,312
Non-controlled affiliated issuers (cost $2,186,545,379) (Note 2)	1,876,643,048
Cash	1,489,544
Cash denominated in foreign currency (cost $11,984,329)	11,984,793
Receivable for investments sold	43,945,519
Receivable for fund shares sold	29,172,896
Unrealized appreciation on forward currency contracts (Note 7)	15,798,732
Dividends receivable	51,656,612
Dividend and interest reclaim receivable	37,201,030
Interest receivable	25,137,368
Prepaid expenses and other assets	55,345

Total Assets	18,062,747,199

LIABILITIES
Payable for investments purchased	121,323,038
Payable for fund shares redeemed	35,522,044
Unrealized depreciation on forward currency contracts (Note 7)	35,131,913
Payable to investment advisor and other affiliates (Note 3)	17,317,878
Deferred taxes payable	743,783
Accounts payable and accrued expenses	3,655,025
Dividends payable	11,389,051

Total Liabilities	225,082,732

NET ASSETS	$17,837,664,467

NET ASSETS CONSIST OF
Undistributed net investment income	$104,418,225
Net unrealized depreciation on investments	(271,024,340)
Accumulated net realized gain (loss)	(326,711,214)
Net capital paid in on shares of beneficial interest	18,330,981,796

$17,837,664,467

22    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($4,257,943,052 applicable to 223,250,549 shares of beneficial interest outstanding - Note 4)	$19.07
Maximum sales charge, 4.50% of offering price	0.90

Maximum offering price per share	$19.97

Class C Shares:
Net asset value and offering price per share* ($5,906,206,132 applicable to 309,808,287 shares of beneficial interest outstanding - Note 4)	$19.06

Class I Shares:
Net asset value, offering and redemption price per share ($7,472,344,497 applicable to 389,031,267 shares of beneficial interest outstanding - Note 4)	$19.21

Class R3 Shares:
Net asset value, offering and redemption price per share ($79,833,693 applicable to 4,186,805 shares of beneficial interest outstanding - Note 4)	$19.07

Class R4 Shares:
Net asset value, offering and redemption price per share ($42,391,878 applicable to 2,219,289 shares of beneficial interest outstanding - Note 4)	$19.10

Class R5 Shares:
Net asset value, offering and redemption price per share ($78,945,215 applicable to 4,112,349 shares of beneficial interest outstanding - Note 4)	$19.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $61,373,465)	$774,239,394
Non-controlled affiliated issuers (net of foreign taxes withheld of $3,438,752)	110,689,798
Interest income (net of premium amortized of $3,332,474)	107,919,434

Total Income	992,848,626

EXPENSES
Investment advisory fees (Note 3)	131,437,755
Administration fees (Note 3)
Class A Shares	5,817,152
Class C Shares	7,984,878
Class I Shares	3,927,211
Class R3 Shares	106,632
Class R4 Shares	54,182
Class R5 Shares	38,596
Distribution and Service fees (Note 3)
Class A Shares	11,641,694
Class C Shares	63,930,722
Class R3 Shares	426,260
Class R4 Shares	106,490
Transfer agent fees
Class A Shares	3,341,149
Class C Shares	4,546,242
Class I Shares	5,951,997
Class R3 Shares	157,650
Class R4 Shares	132,083
Class R5 Shares	205,125
Registration and filing fees
Class A Shares	90,824
Class C Shares	100,376
Class I Shares	168,388
Class R3 Shares	12,052
Class R4 Shares	27,513
Class R5 Shares	25,814
Custodian fees (Note 3)	3,367,103
Professional fees	329,734
Accounting fees (Note 3)	670,775
Trustee fees	689,900
Other expenses	1,763,954

Total Expenses	247,052,251
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,626,572)
Fees paid indirectly (Note 3)	(9,653)

Net Expenses	245,416,026

Net Investment Income	$747,432,600

24    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(208,661,349)
Non-controlled affiliated issuers	(12,294,883)
Foreign currency contracts (Note 7)	513,294,670
Foreign currency transactions	(8,251,716)

284,086,722

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of deferred taxes payable of $743,783	(2,006,430,615)
Non-controlled affiliated issuers	(284,826,777)
Forward currency contracts (Note 7)	(170,956,735)
Foreign currency translations	(1,147,204)

(2,463,361,331)

Net Realized and Unrealized Loss	(2,179,274,609)

Net Decrease in Net Assets Resulting from Operations	$(1,431,842,009)

See notes to financial statements.

Annual Report    25

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$747,432,600	$867,746,227
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	284,086,721	395,489,176
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	(2,463,361,330)	467,713,787

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,431,842,009)	1,730,949,190

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(180,681,373)	(217,737,169)
Class C Shares	(202,366,869)	(229,272,611)
Class I Shares	(329,515,668)	(321,305,859)
Class R3 Shares	(3,040,478)	(3,172,949)
Class R4 Shares	(1,592,222)	(1,442,451)
Class R5 Shares	(3,132,039)	(2,394,204)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	185,220,853	27,382,304
Class C Shares	354,009,401	778,778,530
Class I Shares	916,835,216	1,544,961,767
Class R3 Shares	5,970,486	18,411,872
Class R4 Shares	7,486,131	13,430,799
Class R5 Shares	23,425,938	22,689,436

Net Increase (Decrease) in Net Assets	(659,222,633)	3,361,278,655

NET ASSETS
Beginning of Year	18,496,887,100	15,135,608,445

End of Year	$17,837,664,467	$18,496,887,100

Undistributed net investment income	$104,418,225	$113,393,754

See notes to financial statements.

26    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of Thornburg Investment Trust (the “Trust”) have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and

Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is not longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the

28    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock(a)	$15,910,350,716	$15,766,389,805	$143,960,911	$—
Preferred Stock(a)	92,128,544	51,475,342	40,653,202	—
Asset Backed Securities	60,411,509	—	57,700,973	2,710,536
Corporate Bonds	1,070,956,637	—	1,061,834,845	9,121,792
Municipal Bonds	2,873,506	—	2,873,506	—
U.S. Government Agencies	8,338,113	—	8,338,113	—
Other Government	32,075,844	—	32,075,844	—
Loan Participations	112,791,583	—	65,277,041	47,514,542
Short Term Investments	556,378,908	556,378,908	—	—

Total Investments in Securities	$17,846,305,360	$16,374,244,055	$1,412,714,435	$59,346,870

Other Financial Instruments**
Forward Currency Contracts	$15,798,732	$—	$15,798,732	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(35,131,913)	$—	$(35,131,913)	$—
Spot Currency	$(38,726)	$(38,726)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2015, industry classifications for Common Stock in Level 2 and Level 3 and Preferred Stock in Level 2 consist of $8,532,376 in Banks, $2,503,326 in Energy, $11,233,125 in Miscellaneous, and $162,345,286 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted vendor prices were applied to $33,069,602 of portfolio securities characterized as Level 3 investments at September 30, 2015. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2015.

	Fair Value at September 30, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stock	$0	Terms of plan reorganization	Discount to zero for lack of marketability and company sustainability in question	(N/A) (N/A)
Loan Participations	26,277,268	Discounted cash flows	Third party vendor projection of discounted cash flows	8.10% - 10.50% (8.70%)

Total	$26,277,268

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no significant transfers between Levels 1 and 2 for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015 is as follows:

	Common Stock(a)	Asset Backed Securities	Corporate Bonds	Loan Participations	Total(d)
Beginning Balance 9/30/2014	$—	$3,188,142	$19,918,844	$36,848,923	$59,955,909
Accrued Discounts (Premiums)		20,325	86,755	21,682	128,762
Net Realized Gain (Loss)(b)		84,669	(1,040,779)	1,033	(955,077)
Gross Purchases		—	—	43,282,061	43,282,061
Gross Sales		(604,130)	(9,767,395)	(32,724,375)	(43,095,900)
Net Change in Unrealized Appreciation (Depreciation)(c)(e)		21,530	(75,633)	85,218	31,115
Transfers into Level 3		—	—	—	—
Transfers out of Level 3		—	—	—	—

Ending Balance 9/30/2015	$—	$2,710,536	$9,121,792	$47,514,542	$59,346,870

(a)	Common stock valued at zero is included as a security in the Level 3 rollforward table at September 30, 2015.
(b)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(c)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(d)	Level 3 Securities represent 0.33% of total net assets at the year ended September 30, 2015. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
(e)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2015, which were valued using significant unobservable inputs is negative $805,020. This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. To date the Fund has recovered certain amounts previously withheld in Finland, which amounts are reflected in the financial statements included in this report. The Fund would expect to record a receivable for other such reclaims based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims in countries other than Finland, and the likelihood of collection in those other countries remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

30    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with ABG Intermediate Holdings (2), LLC, of which at September 30, 2015, $11,266,667 of the $13,000,000 par commitment had been funded and maturity date is May 27, 2022.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $670,775 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned commissions aggregating $1,428,760 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $453,526 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made

Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,486,668 for Class C shares, $41,367 for Class R3 shares, $27,156 for Class R4 shares, and $71,381 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $9,653.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no significant transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	39,942,804	$845,842,088	48,612,162	$1,028,388,480
Shares issued to shareholders in reinvestment of dividends	8,027,583	166,841,094	9,375,792	200,214,215
Shares repurchased	(39,349,193)	(827,462,329)	(55,979,046)	(1,201,220,391)

Net increase (decrease)	8,621,194	$185,220,853	2,008,908	$27,382,304

Class C Shares
Shares sold	44,700,687	$948,313,812	56,872,819	$1,202,445,858
Shares issued to shareholders in reinvestment of dividends	8,343,112	173,215,686	8,976,982	191,699,714
Shares repurchased	(36,466,647)	(767,520,097)	(28,974,490)	(615,367,042)

Net increase (decrease)	16,577,152	$354,009,401	36,875,311	$778,778,530

32    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	98,224,899	$2,092,406,561	118,183,924	$2,536,009,530
Shares issued to shareholders in reinvestment of dividends	13,752,647	287,659,480	12,871,189	277,002,806
Shares repurchased	(69,222,046)	(1,463,230,825)	(59,386,156)	(1,268,050,569)

Net increase (decrease)	42,755,500	$916,835,216	71,668,957	$1,544,961,767

Class R3 Shares
Shares sold	1,511,834	$32,132,928	1,473,125	$31,281,547
Shares issued to shareholders in reinvestment of dividends	133,120	2,764,150	132,598	2,834,610
Shares repurchased	(1,373,103)	(28,926,592)	(737,624)	(15,704,285)

Net increase (decrease)	271,851	$5,970,486	868,099	$18,411,872

Class R4 Shares
Shares sold	981,655	$20,835,501	1,061,369	$22,674,871
Shares issued to shareholders in reinvestment of dividends	49,770	1,034,418	39,714	851,725
Shares repurchased	(674,843)	(14,383,788)	(473,144)	(10,095,797)

Net increase (decrease)	356,582	$7,486,131	627,939	$13,430,799

Class R5 Shares
Shares sold	1,847,706	$39,326,203	1,791,210	$38,729,499
Shares issued to shareholders in reinvestment of dividends	132,999	2,777,304	98,278	2,118,145
Shares repurchased	(877,762)	(18,677,569)	(853,331)	(18,158,208)

Net increase (decrease)	1,102,943	$23,425,938	1,036,157	$22,689,436

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $10,735,244,471 and $8,893,350,162, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$18,155,467,043

Gross unrealized appreciation on a tax basis	$1,757,743,183
Gross unrealized depreciation on a tax basis	(2,066,904,866)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(309,161,683)

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses, and outstanding publicly traded partnership (“PTP”) and real estate investment trust (“REIT”) tax basis adjustments.

At September 30, 2015 the Fund had deferred tax basis late year specified ordinary losses and capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $21,307,178 and $201,075,792, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

During the year ended September 30, 2015, the Fund utilized $436,568,270 of capital loss carryforwards generated prior to October 1, 2011.

Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

At September 30, 2015, the Fund had cumulative tax basis capital losses of $5,535,453 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $36,079,480, decreased accumulated net realized loss by $40,959,062, and decreased net capital paid in on shares of beneficial interest by $4,879,582. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency transactions, investments in foreign bonds, real estate investment trusts (“REITs”) and publicly traded partnerships (“PTPs”).

At September 30, 2015, the Fund had $58,407,760 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Ordinary income	$720,328,649	$775,325,243
Capital gains	—	—

Total	$720,328,649	$775,325,243

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2015 was $4,104,894,849. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

34    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

The following table displays the outstanding forward currency contracts at September 30, 2015:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2015
Contract Description	Buy/Sell	Contract Amount	Counter Party(a)	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Sell	68,908,600	SSB	11/12/2015	48,260,354	$5,964,168	$—
Chinese Yuan Renminbi	Sell	4,772,281,000	SSB	02/16/2016	739,415,274	—	(12,809,771)
Euro	Sell	2,160,925,700	SSB	11/24/2015	2,416,612,624	274,725	—
Great Britain Pound	Sell	87,661,200	SSB	10/08/2015	132,604,924	1,477,264	—
Great Britain Pound	Sell	411,483,900	SSB	10/08/2015	622,450,883	—	(14,111,027)
Japanese Yen	Sell	12,194,876,000	BBH	12/08/2015	101,751,383	73,688	—
Japanese Yen	Sell	2,646,650,700	BBH	12/08/2015	22,083,076	23,745	—
Korean Won	Sell	69,272,627,900	SSB	12/08/2015	58,316,540	—	(271,068)
Swiss Franc	Sell	509,306,800	SSB	10/07/2015	522,660,783	7,624,087	—
Swiss Franc	Buy	55,260,500	SSB	10/07/2015	56,709,426	239,625	—
Swiss Franc	Buy	55,726,800	SSB	10/07/2015	57,187,952	—	(1,590,942)
Swiss Franc	Buy	125,908,000	SSB	10/07/2015	129,209,298	—	(6,349,105)
Thailand Baht	Sell	1,763,711,900	BBH	12/08/2015	48,476,385	121,430	—

Total						$15,798,732	$(35,131,913)

Net unrealized appreciation (depreciation)							$(19,333,181)

(a)	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

The outstanding forward currency contracts in the foregoing table which were entered into with State Street Bank and Trust Company (“SSB”) were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement and the agreement with BBH does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2015 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$15,798,732

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(35,131,913)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2015 is $218,863 attributable to the Fund’s contracts with BBH, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is negative $19,552,045 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2015 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$513,294,670	$513,294,670

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(170,956,735)	$(170,956,735)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in small- and mid-cap companies, non-U.S. issuers (including developing country issuers), and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

36    Annual Report

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Annual Report    37

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2015(b)	$21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$19.07	4.02	1.17	1.17	1.17	(7.27)	47.71	$4,257,943
2014(b)	$20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$21.38	5.21	1.18	1.18	1.18	11.19	38.81	$4,588,033
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26	1.18	1.18	1.18	12.51	46.14	$4,281,060
2012(b)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32	1.20	1.20	1.20	16.26	40.96	$3,420,877
2011(b)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91	1.21	1.21	1.21	0.42	30.34	$2,734,845
CLASS C SHARES
2015	$21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$19.06	3.30	1.90	1.90	1.92	(7.93)	47.71	$5,906,206
2014	$20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$21.37	4.44	1.90	1.90	1.93	10.36	38.81	$6,266,270
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55	1.90	1.90	1.94	11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63	1.90	1.90	1.97	15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23	1.90	1.90	1.96	(0.26)	30.34	$3,167,624
CLASS I SHARES
2015	$21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$19.21	4.35	0.85	0.85	0.85	(6.94)	47.71	$7,472,344
2014	$20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$21.53	5.45	0.86	0.86	0.86	11.54	38.81	$7,454,275
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58	0.85	0.85	0.85	12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67	0.89	0.89	0.89	16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31	0.87	0.87	0.87	0.74	30.34	$2,878,655
CLASS R3 SHARES
2015	$21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$19.07	3.70	1.50	1.50	1.55	(7.52)	47.71	$79,834
2014	$20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$21.37	4.84	1.49	1.49	1.55	10.80	38.81	$83,671
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96	1.49	1.49	1.70	12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05	1.50	1.50	1.59	15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67	1.50	1.50	1.58	0.13	30.34	$34,861
CLASS R4 SHARES
2015	$21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$19.10	3.81	1.40	1.40	1.46	(7.48)	47.71	$42,392
2014	$20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$21.42	4.88	1.35	1.35	1.40	11.00	38.81	$39,890
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05	1.37	1.37	1.41	12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14	1.39	1.39	1.53	16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02	1.40	1.40	1.65	0.19	30.34	$10,162
CLASS R5 SHARES
2015	$21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$19.20	4.23	0.98	0.98	1.07	(7.06)	47.71	$78,945
2014	$20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$21.52	5.15	0.99	0.99	1.10	11.40	38.81	$64,748
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37	0.99	0.98	1.05	12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61	0.99	0.99	1.29	16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16	0.99	0.99	1.51	0.68	30.34	$4,424

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

38 Annual Report	Annual Report 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

40    Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
CLASS A SHARES
Actual	$1,000.00	$908.20	$5.64
Hypothetical*	$1,000.00	$1,019.16	$5.97
CLASS C SHARES
Actual	$1,000.00	$904.90	$9.07
Hypothetical*	$1,000.00	$1,015.54	$9.60
CLASS I SHARES
Actual	$1,000.00	$910.00	$4.13
Hypothetical*	$1,000.00	$1,020.74	$4.37
CLASS R3 SHARES
Actual	$1,000.00	$906.80	$7.17
Hypothetical*	$1,000.00	$1,017.55	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$907.00	$6.85
Hypothetical*	$1,000.00	$1,017.88	$7.25
CLASS R5 SHARES
Actual	$1,000.00	$909.40	$4.74
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.18%; C: 1.90%; I: 0.86%; R3: 1.50%; R4: 1.43%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    41

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

42    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    43

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

44    Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Thornburg Investment Income Builder Fund of $720,328,649 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2015, the Fund is reporting 83.94% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 22.04% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2015 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2015, foreign source income and foreign taxes paid are $591,529,742 and $63,753,090, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from

Annual Report    45

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, a blended performance benchmark and a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms, a broad-based securities index and a blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized investment return since inception to the Fund’s blended benchmark, (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return, and (7) dividend distributions by the Fund.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was lower than the return for the securities index, comparable to the return for the blended benchmark, and higher than the average return for the fund category. These data also showed that the Fund’s returns in the preceding nine years had exceeded the returns of the blended benchmark in six of nine years, had exceeded the returns of the index in five of nine years, and had exceeded or been comparable to the returns of the category in eight of nine years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the first quartile of performance of the first fund category for the one-year period ended with second quarter of the current year and fell in the top decile of performance of the category for the three-year, five-year and ten-year periods. Noted data also showed that the Fund’s annualized investment returns fell in the third quartile of performance of the second fund category for the one-year period ended with the second quarter, fell in the fourth quartile of performance for the three-year and five-year periods, and fell in the first quartile of performance of the category for the ten-year period. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s blended performance benchmark. Dividends paid with respect to shares of the Fund were noted as consistent with expectations and prevailing conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average levels for the fund category, the level of total expense for a representative share class of the Fund was comparable to the median and slightly lower than the average expense level for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median levels for the two peer groups, and that the total expense levels for the two representative share classes of the Fund were comparable to the median levels for the respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the

46    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2015 (Unaudited)

requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    47

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

48    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-Up Equity Research

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    49

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Annual Report    51

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH857

Firm Overview

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Thornburg Global Opportunities Fund

Annual Report | September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

October 17, 2015

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the twelve-month period ended September 30, 2015. In addition, we will comment on the overall investment landscape. Recall that the Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe that the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.

The Fund’s total return for the fiscal year ended September 30, 2015, was 2.82% (Class A shares without sales charge), which compares favorably to a loss of 6.66% for the benchmark MSCI All Country World Index. There were no dividends paid during the year for Class A shares. Thus, the net asset value (NAV) per share increased by the same amount ($0.67, or 2.82%). In addition to surpassing its benchmark in a declining market over this period, the Fund also outperformed most of its peers, and landed in the third percentile of 1,220 funds ranked in the World Stock category by Morningstar.

Table I | Morningstar Rankings

as of September 30, 2015

	1-Yr	3-Yr	5-Yr	Since Incep.
A Shares	3%	1%	2%	1%
I Shares	3%	1%	1%	1%
# of Funds	1220	1001	758	621

Based on total returns, before sales charge. Source: Morningstar.

Performance comparisons of the Fund to the MSCI All Country World Index over various time periods are shown on page 8 of the information accompanying this report and on our website, thornburg.com. The performance of the Fund has compared well to its benchmark over most time periods since inception in July 2006. It outperformed the MSCI All Country World Index by 948 basis points for the 12-month period ended September 30, 2015, following outperformance of 953 basis points for the prior fiscal year ended September 30, 2014. From inception on July 28, 2006 through September 30, 2015, the Fund outperformed the index by an average margin of approximately 600 basis points per year, resulting in a cumulative total return since inception of 138.48% (for the A shares without sales charge) versus 41.71% for the index. Over this same period, the Fund exhibited share-price volatility, as measured by weekly beta, nominally lower than that of the index.1

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.41%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

Over the long term, the Fund also ranks favorably compared to its peers. Table 1 displays the Fund’s ranking by performance percentile relative to the Morningstar World Stock category (lower numbers represent higher ranking).

We urge fellow shareholders to maintain a long-term investment perspective—a reminder recently underscored by the steep slide in global equity markets in August and September of this year. There have been other significant declines over the history of the Fund, and we continue to expect periods of volatility. Despite its long-term performance advantage, the Fund has underperformed the index in 11 out of 36 calendar quarters since inception.

We do not expect to pay any capital gain distribution for 2015. As of September 30, 2015, the Fund had tax-basis realized capital losses of approximately $65 million, which may be carried forward to offset future capital gains, to the extent permitted by regulations.

In assessing the performance of the Fund, it is constructive to consider the performance in U.S. dollars of the sector components of our benchmark, the MSCI All Country World Index, over the fiscal year ended September 30, 2015:

1.	For the index, sector returns ranged from negative 34% (energy) to 5% (consumer discretionary) with seven of the ten sectors showing negative returns. The Fund posted positive returns for five of the ten sectors, negative returns for three, and no holdings in two (utilities and materials).

2.	On average over the year, the Fund’s investments in the following sectors comprised the largest weightings in the portfolio: information technology (20% weight), financials (16%), consumer discretionary (16%), and health care (16%).

3.	Holdings in the health care and consumer discretionary sectors were the strongest contributors to the Fund’s absolute performance during the fiscal year. Relative to the index, our strongest sectors were health care, telecommunication

1.	Beta, since inception of the fund versus the MSCI All Country World Index, is 0.98.

Source: FactSet

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

services, and consumer discretionary, which we discuss more below. We were unable to discover compelling opportunities in the materials sector, which proved beneficial as returns for this sector were sharply negative.

4.	Our positive results in health care were led by investments in Valeant Pharmaceuticals and Concordia Healthcare, which produced returns of 36% and 27%, respectively. However their sharp price declines in September were surprising and materially dampened the Fund’s full-year result. The pharmaceutical sector came under selling pressure when media reports and prominent politicians criticized significant price increases on certain legacy drugs. Then in October, after our fiscal year-end, additional news and criticism regarding Valeant’s business practices arose. We regularly adapt to new information and events concerning all of our holdings, and we substantially reduced our exposure to Valeant in light of these recent considerations.

5.	In consumer discretionary, our investments in Numericable-SFR SA, a French telecommunications company, and Barratt Developments plc, a U.K. homebuilder, drove the Fund’s outperformance vis-à-vis the MSCI All Country World Index consumer discretionary sector as a whole. Numericable, which generated a return of 49%, closed a large acquisition during the year and subsequently demonstrated operating improvements. Barratt produced a 56% return as the U.K. housing market continued to improve.

6.	The Fund’s outperformance in the telecommunication services sector was driven by T-Mobile, a leading U.S. wireless operator that has managed to simultaneously expand profit margins and bolster its market share.

Several Fund holdings from various industries detracted from our fiscal year results. These included Bankers Petroleum, Galaxy Entertainment Group, Micron Technology, Mineral Resources, and VEREIT Inc. We sold Bankers Petroleum due to deterioration in the outlook; we continue to closely follow developments among these other investments.

In this report one year ago, we mentioned the burgeoning fallout from the decelerating Chinese economy on industrial commodities, including iron ore and oil. In 2015, this trend has continued and its impact has broadened, causing financial pressure in a wide range of industries. China’s growth expectations have now tapered to less than 7% gross domestic product growth in 2016.2 Meanwhile, China’s fixed investment reached $5 trillion last year, roughly matching all of Europe and North America combined. This is the root cause of chronic overcapacity in many areas, from chemicals to copper, shipping, and solar panels. In August, China’s currency devaluation further exacerbated this oversupply. The Fund has limited direct exposure to these areas, and we are mindful of potential derivative impacts in commodity-producing countries such as Australia and Canada. Some of the Fund’s detractors listed above were impacted by these factors, including Galaxy Entertainment (a casino operator in Macau) and Mineral Resources (mining services).

Chart I | Industrial Commodities: Recent Price Performance

At September 30, 2015, domestic stocks comprised approximately 47% of your portfolio, foreign stocks 45%, and cash the remaining 8%. We hedged more than half of the currency risk associated with your Fund’s euro equity holdings (~23% of the portfolio is invested in companies based in European Monetary Union countries). We also hedged some of the Fund’s currency risk of holdings denominated in Canadian dollar, British pound, and Swiss franc. The average price/earnings multiple of the 34 stocks in the portfolio as of September 30, 2015, was 15.4x on a forward basis, using estimates from market data providers FactSet and the Institutional Brokers’ Estimate System (IBES). By comparison, the forward price/ earnings multiple of the MSCI All Country World Index at September 30, 2015 was approximately 14.7x.

Top equity holdings and other portfolio data about Global Opportunities Fund are summarized on page 9 of this report.

Central bank behavior continues to be a matter of intense interest for many investors. The economies of the United States and United Kingdom are growing moderately, unemployment in both is nearing 5% and wage growth in the two countries seems to be picking up. But the data are not entirely uniform. So markets are anxious about the timing of the first interest rate increases from the Federal Reserve and the Bank of England. We believe the importance of the exact date of any initial rate hike is overstated. In the United States, there

2.

China’s actual growth is subject to debate. Official GDP growth expectations were as high as 9% in 2011, but have fallen to 6.7% expected growth by 2016. http://www.oecd.org/economy/china-economic-forecast-summary.htm

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

have been 12 rate tightening cycles since 1955, lasting just under two years on average. And on nine of those 12 occasions, the stock market rose in the year following the first rate increase.

After this recent market decline, we recommend maintaining a long-term orientation and keeping the latest events in perspective. Market volatility is a normal, even healthy feature of equity investing, and there are always forecasters predicting the next big market downturn. China’s economic slowdown, U.S. monetary policy and other macro issues have all influenced asset prices over the past year. But our strategy has always been based on fundamental analysis of individual businesses—not overdependence on macroeconomic forecasts. We construct the portfolio on a diversified basis with risk management in mind, and have managed the Fund through a wide variety of macroeconomic conditions over its life.

Thank you for being a shareholder of the Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com/global.

Best wishes for a great holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

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Annual Report    7

PERFORMANCE SUMMARY

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 7/28/06)
Without sales charge	2.82%	15.66%	12.66%	9.94%
With sales charge	-1.81%	13.90%	11.62%	9.39%
Class C Shares (Incep: 7/28/06)
Without sales charge	2.02%	14.77%	11.80%	9.08%
With sales charge	1.02%	14.77%	11.80%	9.08%
Class I Shares (Incep: 7/28/06)	3.17%	16.14%	13.17%	10.46%
Class R3 Shares (Incep: 2/1/08)	2.68%	15.53%	12.59%	5.64%
Class R4 Shares (Incep: 2/1/08)	2.76%	15.64%	12.71%	5.73%
Class R5 Shares (Incep: 2/1/08)	3.17%	16.14%	13.17%	6.19%
MSCI AC World Index (Since 7/28/06)	-6.66%	6.95%	6.82%	3.87%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.41%; C shares, 2.17%; I shares, 1.08%; R3 shares, 2.59%; R4 shares, 2.23%; R5 shares, 1.10%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

8    Annual Report

FUND SUMMARY

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Market Capitalization Exposure

Asset Structure

Top Ten Equity Holdings

Aena S.A.	5.6%
Level 3 Communications, Inc.	5.0%
Numericable SAS	5.0%
VEREIT, Inc.	4.6%
Google, Inc.	4.5%
InterXion Holding NV	4.5%
T-Mobile US, Inc.	4.3%
Mondelez International, Inc.	4.3%
Valeant Pharmaceuticals International, Inc.	4.2%
Allergan plc	4.1%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	17.2%
Information Technology	16.2%
Health Care	15.3%
Consumer Discretionary	14.2%
Industrials	9.5%
Telecommunication Services	9.3%
Consumer Staples	6.9%
Energy	3.4%
Other Assets Less Liabilities	8.0%

Top Ten Industry Groups

Software & Services	11.8%
Pharmaceuticals, Biotechnology & Life Sciences	11.7%
Telecommunication Services	9.3%
Transportation	8.4%
Food, Beverage & Tobacco	6.2%
Real Estate	5.8%
Banks	5.4%
Media	5.0%
Technology Hardware & Equipment	4.3%
Health Care Equipment & Services	3.6%
Country Exposure*

(percent of equity holdings)

United States	50.9%
Netherlands	9.5%
United Kingdom	8.9%
Canada	8.3%
Spain	6.0%
France	5.5%
Ireland	4.4%
China	2.5%
South Korea	1.6%
Australia	1.2%
Switzerland	1.0%
Brazil	0.2%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2015

	Shares/ Principal Amount	Value
COMMON STOCK — 92.00%
AUTOMOBILES & COMPONENTS — 2.79%
Auto Components — 2.79%
Delphi Automotive plc	855,470	$65,049,939

		65,049,939

BANKS — 5.37%
Banks — 5.37%
Citigroup, Inc.	1,736,968	86,170,982
ING Groep N.V.	2,764,740	39,079,890

		125,250,872

COMMERCIAL & PROFESSIONAL SERVICES — 1.09%
Commercial Services & Supplies — 1.09%
Mineral Resources Ltd.	8,751,476	25,307,770

		25,307,770

CONSUMER DURABLES & APPAREL — 2.75%
Household Durables — 2.75%
Barratt Developments plc	6,584,799	64,199,619

		64,199,619

CONSUMER SERVICES — 3.61%
Hotels, Restaurants & Leisure — 3.61%
Galaxy Entertainment Group Ltd.	19,735,901	50,167,063
Paradise Co. Ltd.	1,789,369	33,891,280

		84,058,343

DIVERSIFIED FINANCIALS — 3.42%
Capital Markets — 0.92%
UBS Group AG	1,156,372	21,369,033
Consumer Finance — 2.50%
Capital One Financial Corp.	805,404	58,407,898

		79,776,931

ENERGY — 3.36%
Energy Equipment & Services — 3.36%
Helmerich & Payne, Inc.	1,658,079	78,360,813

		78,360,813

FOOD & STAPLES RETAILING — 0.61%
Food & Staples Retailing — 0.61%
Walgreens Boots Alliance, Inc.	169,980	14,125,338

		14,125,338

FOOD, BEVERAGE & TOBACCO — 6.25%
Food Products — 6.25%
BRF SA	232,071	4,132,146
Mondelez International, Inc.	2,381,700	99,721,779
The Kraft Heinz Co.	592,068	41,788,159

		145,642,084

HEALTH CARE EQUIPMENT & SERVICES — 3.62%
Health Care Providers & Services — 3.62%
[a] Express Scripts Holding Company	1,042,772	84,422,821

		84,422,821

INSURANCE — 2.58%
Insurance — 2.58%
NN Group NV	2,096,305	60,012,553

		60,012,553

MEDIA — 5.03%
Media — 5.03%
[a] Numericable SAS	2,539,231	117,125,217

		117,125,217

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.70%
Pharmaceuticals — 11.70%
[a] Allergan plc	350,309	95,217,489
[b] Concordia Healthcare Corp.	1,840,424	78,526,596
[a] Valeant Pharmaceuticals International, Inc.	554,457	98,904,040

		272,648,125

REAL ESTATE — 5.84%
Real Estate Investment Trusts — 5.84%
Ryman Hospitality Properties, Inc.	578,615	28,485,217

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

	Shares/ Principal Amount	Value
VEREIT, Inc.	13,927,731	$107,522,083

		136,007,300

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.16%
Semiconductors & Semiconductor Equipment — 0.16%
[a] Micron Technology, Inc.	254,320	3,809,714

		3,809,714

SOFTWARE & SERVICES — 11.80%
Information Technology Services — 4.51%
[a,b] InterXion Holding NV	3,881,212	105,103,221
Internet Software & Services — 7.29%
[a] Alibaba Group Holding Ltd. ADR	58,482	3,448,683
[a] Google, Inc. Class A	136,626	87,217,940
[a] Google, Inc. Class C	29,422	17,900,933
Telecity Group plc	3,725,222	61,312,364

		274,983,141

TECHNOLOGY HARDWARE & EQUIPMENT — 4.27%
Communications Equipment — 4.06%
[a] EchoStar Corp.	1,042,709	44,867,769
Ubiquiti Networks, Inc.	1,470,316	49,829,009
Technology, Hardware, Storage & Peripherals — 0.21%
Apple, Inc.	43,274	4,773,122

		99,469,900

TELECOMMUNICATION SERVICES — 9.33%
Diversified Telecommunication Services — 5.04%
[a] Level 3 Communications, Inc.	2,689,952	117,524,003
Wireless Telecommunication Services — 4.29%
[a] T-Mobile US, Inc.	2,507,667	99,830,223

		217,354,226

TRANSPORTATION — 8.42%
Airlines — 2.87%
American Airlines Group, Inc.	1,721,592	66,849,417
Transportation Infrastructure — 5.55%
[a] Aena S.A.	1,172,441	129,370,903

		196,220,320

TOTAL COMMON STOCK (Cost $2,120,346,765)		2,143,825,026

SHORT TERM INVESTMENTS — 7.84%
[b] Thornburg Capital Management Fund	18,271,004	182,710,041

TOTAL SHORT TERM INVESTMENTS (Cost $182,710,041)		182,710,041

TOTAL INVESTMENTS — 99.84% (Cost $2,303,056,806)		$2,326,535,067
OTHER ASSETS LESS LIABILITIES — 0.16%		3,781,034

NET ASSETS — 100.00%		$2,330,316,101

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates—Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities and/or a series of the Thornburg Investment Trust invested for cash management purposes during the period are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (Loss)
Concordia Healthcare Corp.*	856,041	984,383	—	1,840,424	$78,526,596	$304,306	$—
InterXion Holding NV*	1,383,087	2,498,125	—	3,881,212	105,103,221	—	—
Thornburg Capital Management Fund	—	41,796,415	23,525,411	18,271,004	182,710,041	96,461	—

Total non-controlled affiliated issuers - 15.72% of net assets					$366,339,858	$400,767	$—

*	Issuer not affiliated at September 30, 2014.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2015

ASSETS
Investments at value
Non-affiliated issuers (cost $1,932,989,281) (Note 2)	$1,960,195,209
Non-controlled affiliated issuers (cost $370,067,525) (Note 2)	366,339,858
Receivable for investments sold	13,760
Receivable for fund shares sold	16,486,886
Unrealized appreciation on forward currency contracts (Note 7)	6,226,578
Dividends receivable	4,036,027
Dividend and interest reclaim receivable	99,883
Prepaid expenses and other assets	103,196

Total Assets	2,353,501,397

LIABILITIES
Payable for investments purchased	4,739,279
Payable for fund shares redeemed	6,131,586
Unrealized depreciation on forward currency contracts (Note 7)	10,057,743
Payable to investment advisor and other affiliates (Note 3)	2,092,629
Accounts payable and accrued expenses	164,059

Total Liabilities	23,185,296

NET ASSETS	$2,330,316,101

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(4,461,055)
Net unrealized appreciation on investments	19,604,741
Accumulated net realized gain (loss)	(70,370,524)
Net capital paid in on shares of beneficial interest	2,385,542,939

$2,330,316,101

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($550,327,220 applicable to 22,542,736 shares of beneficial interest outstanding - Note 4)	$24.41
Maximum sales charge, 4.50% of offering price	1.15

Maximum offering price per share	$25.56

Class C Shares:
Net asset value and offering price per share* ($363,614,453 applicable to 15,342,695 shares of beneficial interest outstanding - Note 4)	$23.70

Class I Shares:
Net asset value, offering and redemption price per share ($1,285,608,855 applicable to 52,408,432 shares of beneficial interest outstanding - Note 4)	$24.53

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 8,936,044 applicable to 369,640 shares of beneficial interest outstanding - Note 4)	$24.18

Class R4 Shares:
Net asset value, offering and redemption price per share ($13,175,139 applicable to 544,088 shares of beneficial interest outstanding - Note 4)	$24.22

Class R5 Shares:
Net asset value, offering and redemption price per share ($108,654,390 applicable to 4,426,123 shares of beneficial interest outstanding - Note 4)	$24.55

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $641,866)	$14,295,734
Non-controlled affiliated issuers	400,767
Interest income	517,856

Total Income	15,214,357

EXPENSES
Investment advisory fees (Note 3)	13,703,690
Administration fees (Note 3)
Class A Shares	495,308
Class C Shares	321,385
Class I Shares	467,937
Class R3 Shares	6,552
Class R4 Shares	11,886
Class R5 Shares	50,217
Distribution and Service fees (Note 3)
Class A Shares	993,972
Class C Shares	2,579,294
Class R3 Shares	26,277
Class R4 Shares	23,787
Transfer agent fees
Class A Shares	372,550
Class C Shares	236,808
Class I Shares	721,664
Class R3 Shares	13,960
Class R4 Shares	29,645
Class R5 Shares	102,451
Registration and filing fees
Class A Shares	47,355
Class C Shares	89,013
Class I Shares	89,728
Class R3 Shares	21,984
Class R4 Shares	22,166
Class R5 Shares	23,268
Custodian fees (Note 3)	271,974
Professional fees	86,257
Accounting fees (Note 3)	45,525
Trustee fees	58,350
Other expenses	161,612

Total Expenses	21,074,615
Less:
Expenses reimbursed by investment advisor (Note 3)	(148,256)
Fees paid indirectly (Note 3)	(179)

Net Expenses	20,926,180

Net Investment Loss	$(5,711,823)

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(4,718,227)
Forward currency contracts (Note 7)	48,980,222
Foreign currency transactions	(86,397)

44,175,598

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	(114,025,873)
Non-controlled affiliated issuers	(17,455,545)
Forward currency contracts (Note 7)	(10,687,876)
Foreign currency translations	34,711

(142,134,583)

Net Realized and Unrealized Loss	(97,958,985)

Net Decrease in Net Assets Resulting from Operations	$(103,670,808)

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(5,711,823)	$(215,521)
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	44,175,598	42,961,694
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translation	(142,134,583)	68,740,491

Net Increase (Decrease) in Net Assets Resulting from Operations	(103,670,808)	111,486,664

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(535,375)
Class C Shares	—	(72,787)
Class I Shares	(344,505)	(2,665,731)
Class R3 Shares	—	(4,336)
Class R4 Shares	—	(13,693)
Class R5 Shares	(48,802)	(428,753)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	370,955,478	88,026,299
Class C Shares	239,292,442	37,592,422
Class I Shares	887,933,296	148,583,481
Class R3 Shares	7,293,561	174,028
Class R4 Shares	9,285,030	1,826,623
Class R5 Shares	34,520,070	14,348,287

Net Increase in Net Assets	1,445,215,762	398,317,129

NET ASSETS
Beginning of Year	885,100,339	486,783,210

End of Year	$2,330,316,101	$885,100,339

Distribution in excess of net investment income	$(4,461,055)	$(997,444)

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of Thornburg Investment Trust (the “Trust”) have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is not longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$2,143,825,026	$2,143,825,026	$—	$—
Short Term Investments	182,710,041	182,710,041	—	—

Total Investments in Securities	$2,326,535,067	$2,326,535,067	$—	$—

Other Financial Instruments**
Forward Currency Contracts	$6,226,578	$—	$6,226,578	$—
Spot Currency	$13,760	$13,760	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(10,057,743)	$—	$(10,057,743)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $45,525 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

commissions aggregating $275,344 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $89,473 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor contractually waived or reimbursed certain class specific expenses, administrative fees, and distribution fees of $37,939 for Class I shares, $34,094 for Class R3 shares, $34,281 for Class R4 shares, and $41,942 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $179.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had no significant transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	17,590,204	$468,824,712	5,052,565	$116,337,625
Shares issued to shareholders in reinvestment of dividends	—	—	22,873	511,661
Shares repurchased	(3,775,955)	(97,869,234)	(1,258,744)	(28,822,987)

Net increase (decrease)	13,814,249	$370,955,478	3,816,694	$88,026,299

Class C Shares
Shares sold	10,179,065	$265,057,532	2,075,521	$46,986,621
Shares issued to shareholders in reinvestment of dividends	(34)	(914)	3,176	65,901
Shares repurchased	(1,014,489)	(25,764,176)	(431,040)	(9,460,100)

Net increase (decrease)	9,164,542	$239,292,442	1,647,657	$37,592,422

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	40,710,414	$1,082,618,625	9,089,512	$208,338,592
Shares issued to shareholders in reinvestment of dividends	11,868	299,435	101,301	2,305,745
Shares repurchased	(7,379,162)	(194,984,764)	(2,751,982)	(62,060,856)

Net increase (decrease)	33,343,120	$887,933,296	6,438,831	$148,583,481

Class R3 Shares
Shares sold	301,768	$7,931,259	19,984	$453,631
Shares issued to shareholders in reinvestment of dividends	—	—	96	2,008
Shares repurchased	(24,749)	(637,698)	(11,991)	(281,611)

Net increase (decrease)	277,019	$7,293,561	8,089	$174,028

Class R4 Shares
Shares sold	455,895	$11,931,206	107,381	$2,461,793
Shares issued to shareholders in reinvestment of dividends	—	—	525	11,587
Shares repurchased	(101,106)	(2,646,176)	(28,952)	(646,757)

Net increase (decrease)	354,789	$9,285,030	78,954	$1,826,623

Class R5 Shares
Shares sold	2,061,965	$54,277,368	1,105,718	$24,997,109
Shares issued to shareholders in reinvestment of dividends	1,933	48,802	18,870	428,753
Shares repurchased	(755,208)	(19,806,100)	(488,449)	(11,077,575)

Net increase (decrease)	1,308,690	$34,520,070	636,139	$14,348,287

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $2,155,947,175 and $704,249,639, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$2,311,702,601

Gross unrealized appreciation on a tax basis	$193,667,215
Gross unrealized depreciation on a tax basis	(178,834,749)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,832,466

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding real estate investment trust (“REIT”) tax basis adjustments.

At September 30, 2015, the Fund had deferred tax basis late year ordinary losses occurring subsequent to December 31, 2014 through September 30, 2015 of $4,434,041. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

During the year ended September 30, 2015, the Fund utilized $37,769,500 of capital loss carryforwards generated prior to October 1, 2011.

At September 30, 2015, the Fund had tax basis capital losses of $65,569,148 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire September 30, 2018.

In order to account for permanent book to tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $11,525, increased accumulated net realized loss by $2,597,025, and decreased distribution in excess of net investment income by

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

$2,608,550. Reclassifications have no impact upon the net asset value of the Fund and result primarily from nondeductible net operating losses, foreign currency gains (losses), investments in passive foreign investment companies (“PFICs”) and real estate investment trusts (“REITs”).

At September 30, 2015, the Fund had no undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Ordinary income	$393,307	$3,720,675
Capital gains	—	—

Total	$393,307	$3,720,675

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2015 was $411,128,107. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

The following table displays the outstanding forward currency contracts at September 30, 2015:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
South Korean Won	Sell	20,801,414,600	12/08/2015	17,511,484	$—	$(81,397)
Australian Dollar	Sell	48,518,200	11/12/2015	33,979,873	4,199,341	—
Australian Dollar	Buy	5,600,900	11/12/2015	3,922,608	1,698	—
Australian Dollar	Buy	6,861,200	11/12/2015	4,805,263	—	(281,768)
Canadian Dollar	Sell	88,104,300	12/04/2015	66,001,227	893,448	—
Canadian Dollar	Buy	14,656,500	12/04/2015	10,979,566	55,225	—
Canadian Dollar	Buy	20,949,700	12/04/2015	15,693,966	—	(9,880)
Euro	Sell	338,777,900	11/12/2015	378,788,539	—	(7,657,349)
Great Britain Pound	Sell	22,329,900	10/08/2015	33,778,396	916,486	—
Great Britain Pound	Buy	15,815,900	10/08/2015	23,924,681	—	(218,148)
Great Britain Pound	Sell	52,757,100	10/08/2015	79,805,561	—	(1,809,201)
Swiss Franc	Sell	10,713,800	10/07/2015	10,994,715	160,380	—

Total					$6,226,578	$(10,057,743)

Net unrealized appreciation (depreciation)						$(3,831,165)

The outstanding forward currency contracts in the foregoing table were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2015 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$6,226,578

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(10,057,743)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2015 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $3,831,165. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2015 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$48,980,222	$48,980,222

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(10,687,876)	$(10,687,876)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies, non-U.S. issuers (including developing country issuers), and real estate investment trusts, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2015(b)	$23.74	(0.11)	0.78	0.67	—	—	—	$24.41	(0.42)	1.32	1.32	1.32		2.82	45.41	$550,327
2014(b)	$19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$23.74	(0.15)	1.41	1.41	1.41		20.85	60.29	$207,227
2013(b)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60	1.46	1.46	1.46		24.50	66.12	$96,855
2012(b)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94	1.49	1.49	1.49		23.22	66.07	$77,103
2011(b)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13	1.48	1.48	1.48		(4.81)	70.33	$73,538
Class C Shares
2015	$23.23	(0.31)	0.78	0.47	—	—	—	$23.70	(1.20)	2.10	2.10	2.10		2.02	45.41	$363,615
2014	$19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$23.23	(0.92)	2.17	2.17	2.17		19.96	60.29	$143,506
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)	2.22	2.22	2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17	2.27	2.27	2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40	2.23	2.23	2.23		(5.45)	70.33	$70,643
Class I Shares
2015	$23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$24.53	(0.08)	0.97	0.97	0.98		3.17	45.41	$1,285,609
2014	$19.74	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.79	0.26	0.99	0.99	1.08		21.39	60.29	$453,511
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07	0.99	0.99	1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44	0.99	0.99	1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65	0.99	0.99	1.11		(4.30)	70.33	$115,837
Class R3 Shares
2015	$23.55	(0.15)	0.78	0.63	—	—	—	$24.18	(0.58)	1.50	1.50	2.15		2.68	45.41	$8,936
2014	$19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$23.55	(0.26)	1.50	1.50	2.59		20.75	60.29	$2,182
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60	1.49	1.49	3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75	1.50	1.50	9.01	(c)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12	1.49	1.49	14.23	(c)	(4.77)	70.33	$75
Class R4 Shares
2015	$23.57	(0.13)	0.78	0.65	—	—	—	$24.22	(0.51)	1.40	1.40	1.76		2.76	45.41	$13,175
2014	$19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$23.57	(0.14)	1.40	1.40	2.23		20.82	60.29	$4,462
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68	1.40	1.40	2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05	1.40	1.40	3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23	1.40	1.40	3.16		(4.66)	70.33	$900
Class R5 Shares
2015	$23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$24.55	(0.11)	0.98	0.98	1.02		3.17	45.41	$108,654
2014	$19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.81	0.26	0.99	0.99	1.10		21.36	60.29	$74,212
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03	0.99	0.99	1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44	0.99	0.99	1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84	0.99	0.99	1.24		(4.29)	70.33	$32,223

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund	September 30, 2015

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

28    Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses paid During period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$907.40	$6.29
Hypothetical*	$1,000.00	$1,018.48	$6.65
Class C Shares
Actual	$1,000.00	$904.20	$9.86
Hypothetical*	$1,000.00	$1,014.71	$10.44
Class I Shares
Actual	$1,000.00	$909.20	$4.63
Hypothetical*	$1,000.00	$1,020.22	$4.90
Class R3 Shares
Actual	$1,000.00	$907.00	$7.17
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$907.50	$6.69
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$909.30	$4.66
Hypothetical*	$1,000.00	$1,020.18	$4.93

†	Expenses are equal to the annualized expense ratio for each class (A: 1.31%; C: 2.07%; I: 0.97%; R3: 1.50%; R4: 1.40%; R5: 0.97%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Thornburg Global Opportunities Fund of $393,307 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2015, the Fund is reporting 90.02% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 50.96% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2015 as qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the eight calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the eight calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was higher than the returns for the fund category and the securities index, the Fund’s returns for the preceding seven calendar years exceeded or were comparable to the returns for the index in six of the seven years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in six of seven years. Noted quantitative data showed that the Fund’s annualized investment returns fell in or near the top decile of performance of the first fund category for the year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in or near the top decile of performance of the second fund category for the same periods. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s benchmark index. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee level was slightly higher than the median and somewhat higher than the average levels for the fund category, the level of total expense for a representative share class of the Fund was comparable to the median and average expense levels for the category, and that the level of total expense for a second representative share class was somewhat lower than the median and average expense levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median of each peer group, and that the total expense levels of two representative share classes of the Fund were comparable to the median of each peer group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2015 (Unaudited)

of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A Tradition of Disciplined Bond Management

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1245

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Developing World Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

October 19, 2015

Dear Fellow Shareholder:

We are pleased to present the sixth annual report for the Thornburg Developing World Fund for the year ended September 30, 2015. The net asset value (NAV) of a Class A share of the Fund decreased $3.58 to $15.03 per share in the past 12 months, representing a total return of negative 19.12%, compared to negative 19.28% for the benchmark MSCI Emerging Markets Index. Since inception on December 16, 2009, the Fund produced an annualized total return of 4.11% (without sales charge), compared to negative 1.08% for the MSCI Emerging Markets Index.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent prospectus.

The latest fiscal year embedded two distinct phases. Between October 1, 2014 and April 27, 2015, the MSCI Emerging Markets Index returned 7.06%. The index subsequently declined by 26.64% through August 24, 2015. The mid-summer selloff in emerging markets was triggered by concerns about China’s economic growth and currency trajectory, falling commodity prices, and fear of rising interest rates in the United States. The strong dollar and weakness in China contributed to a broad-based correction of the commodity complex, causing a challenging backdrop for raw material exporters like Russia, Brazil, and Indonesia. Worse terms of trade for these exporters drove currency weakness, slower growth, and rising inflation, requiring central bankers to choose, at least in the short term, between price stability and full employment. Finally, investor expectations for U.S. monetary policy continue to drive adverse sentiment toward emerging markets, observed most clearly in the relative performance of countries with meaningful trade deficits.

China is the world’s second-largest economy after the U.S., and the largest by far among emerging markets. We see the Chinese slowdown as both structural and cyclical, but believe it is far from a crisis. The Chinese government retains a number of monetary and fiscal tools to soften the downturn and prevent a crisis of confidence, potentially following a playbook used by the U.S., Japan, and Europe. While we expect Chinese potential growth rates to slow as the economic model transitions from state-directed investment to domestic consumption, we believe the end-game will be a higher quality, and more sustainable growth engine.

Contributors and Detractors

Key contributors for the fiscal year included HDFC Bank, Eclat Textile Co., Shanghai International Airport, Visa, and Zee Entertainment. HDFC bank benefited from easing domestic financial conditions in India, which have allowed the Reserve Bank of India to cut interest rates, driving acceleration in the pace of loan growth. Eclat, whose key customers include Nike and lululemon athletica, has benefited from strong sales by these and other athletic apparel brands. Shanghai Airport exceeded expectations with double-digit passenger growth, supporting the thesis that parts of the Chinese economy are still growing strongly. Visa outperformed following the announced acquisition of Visa Europe, which is expected to be at least 10% accretive within one year. Zee Entertainment performed well in the period following a positive surprise on advertising revenue growth, which grew 25% over the corresponding period last year.

Our largest detractors for the period were China Animal Healthcare, BB Seguridade Participacoes, Qualicorp, Baidu, and Alibaba Group. China Animal Healthcare’s shares have been suspended from trading for several months pending the investigation of certain accounting issues at that company. Our valuation and pricing committee decided to mark our holding down as it became clear shareholders were unlikely to gain more clarity around the accounting issues following the resignation of China Animal Healthcare’s auditor. Two of our top detractors were Brazilian. While each of these companies experienced various degrees of company-specific challenges in the period, the common theme was a poor Brazilian macro environment and attendant currency deprecation. Baidu’s share value declined following its announcement that it would increase investment in online-to-offline service (O2O) offerings, which would lead to slower near-term profit growth. While Alibaba maintains a dominant position in the Chinese e-commerce market, the stock underperformed in the first nine months of 2015 due to market share losses to smaller competitors, notably to JD.com.

4     Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

Our activity in recent months focused primarily on further improving the quality of our holdings, selling lower-quality names to fund additions to existing holdings of higher-quality businesses, as all had declined in a similar fashion. We reduced the number of holdings by nine to 63 over the course of the third quarter. We also established positions in several new names, which we feel improved the diversification of the portfolio across industries and geographies.

The love affair with emerging markets that began early last decade is now officially over. Valuations are approaching levels last seen in the Asia financial crisis during the late 1990s. Emerging market currencies are touching multi-decade and in some cases all-time lows. Talking heads are proposing the substitution of the “emerging” moniker with “submerging” markets. We are bullish. Why? From an economic perspective emerging markets are more important than ever in terms of global growth. Collectively, they now represent close to 50% of global gross domestic product and the bulk of the global population. It’s naïve to think people in developing countries don’t aspire to a higher quality of life, including clean water, better diets, white-line appliances, personal transportation and much more. All of those opportunities represent excellent long-term growth stories, which we have proven to be adept at identifying. For the first time in a while, we are able to buy the best businesses focused on those opportunities at very attractive valuations. While we are reluctant to call a bottom, we are happy to suggest we are nearing one, considering the levels of pessimism already implied in valuations and earnings estimates for some of the best businesses in emerging markets.

We aren’t dismissive of the many, well-known challenges facing many businesses in emerging markets today. However, we recognize that all firms face economic headwinds at some point, but the best typically come through them stronger. We are excited about the opportunity to include them in our portfolio at attractive valuations.

Thank you for your trust in investing alongside us in the Thornburg Developing World Fund.

Sincerely,

Ben Kirby, CFA	Charlie Wilson, PhD
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 12/16/09)
Without sales charge	-19.12%	-1.39%	0.87%	4.11%
With sales charge	-22.77%	-2.90%	-0.06%	3.29%
Class C Shares (Incep: 12/16/09)
Without sales charge	-19.69%	-2.12%	0.14%	3.40%
With sales charge	-20.49%	-2.12%	0.14%	3.40%
Class I Shares (Incep: 12/16/09)	-18.75%	-0.94%	1.38%	4.67%
Class R5 Shares (Incep: 2/1/13)	-18.72%	—	—	-4.62%
Class R6 Shares (Incep: 2/1/13)	-18.68%	—	—	-4.54%
MSCI Emerging Markets Index (Since 12/16/09)	-19.28%	-5.27%	-3.58%	-1.08%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.45%; C shares, 2.23%; I shares, 1.09%; R5 shares, 1.90%; R6 shares, 1.10%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/ reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

MSCI Emerging Markets Index – Free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

6    Annual Report

FUND SUMMARY

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

HDFC Bank Ltd. ADR	3.8%
Tencent Holdings Ltd.	3.5%
China Mobile Ltd.	2.9%
Facebook, Inc.	2.8%
AIA Group Ltd.	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.6%
ITC Ltd.	2.4%
SK Hynix, Inc.	2.4%
Life Healthcare Group Holdings Ltd.	2.4%
Kansas City Southern	2.3%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	21.3%
Financials	15.7%
Consumer Discretionary	13.5%
Consumer Staples	12.4%
Industrials	7.1%
Health Care	6.9%
Materials	4.4%
Telecommunication Services	4.1%
Energy	3.9%
Utilities	2.3%
Miscellaneous	0.6%
Other Assets Less Liabilities	7.8%

Top Ten Industry Groups

Software & Services	13.8%
Banks	10.7%
Food, Beverage & Tobacco	7.7%
Semiconductors & Semiconductor Equipment	6.1%
Transportation	5.0%
Materials	4.4%
Media	4.3%
Retailing	4.2%
Telecommunication Services	4.1%
Energy	3.9%

Annual Report    7

FUND SUMMARY,

CONTINUED

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

Country Exposure*

(percent of equity holdings)

China	22.0%
India	14.6%
Mexico	7.7%
United States	6.7%
Taiwan	6.2%
South Africa	4.3%
South Korea	4.3%
Russia	3.9%
Thailand	3.9%
Brazil	3.8%
Philippines	3.6%
Indonesia	3.4%
Saudi Arabia	3.3%
Hong Kong	3.1%
Peru	1.6%
United Arab Emirates	1.5%
United Kingdom	1.5%
Denmark	1.3%
Turkey	1.3%
France	1.1%
Argentina	0.9%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived. The Advisor may deem certain issuers to be developing country issuers, as defined in the Fund’s prospectus, even if those issuers have country exposure in a developed country.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	September 30, 2015

	Shares/ Principal Amount	Value
COMMON STOCK — 91.58%

BANKS — 10.66%
Banks — 10.66%
Credicorp Ltd.	188,359	$20,033,863
Grupo Financiero Banorte S.A.B. de C.V.	4,144,037	20,326,861
HDFC Bank Ltd. ADR	876,087	53,520,155
PT Bank Central Asia	8,967,514	7,513,736
PT Bank Mandiri	39,185,967	21,197,870
Siam Commercial Bank plc	7,398,618	27,315,465

		149,907,950

CAPITAL GOODS — 2.12%
Electrical Equipment — 2.12%
Zhuzhou CSR Times Electric Co., Ltd.	4,035,203	29,808,243

		29,808,243

CONSUMER DURABLES & APPAREL — 3.13%
Household Durables — 2.63%
Haier Electronics Group Co., Ltd.	8,645,944	14,391,220
Steinhoff International Holdings Ltd.	3,689,908	22,605,130
Textiles, Apparel & Luxury Goods — 0.50%
Eclat Textile Co. Ltd.	439,971	6,948,141

		43,944,491

CONSUMER SERVICES — 1.79%
Hotels, Restaurants & Leisure — 1.79%
[a] Al Tayyar Travel Group	1,235,130	25,122,516

		25,122,516

DIVERSIFIED FINANCIALS — 0.05%
Diversified Financial Services — 0.05%
GT Capital Holdings, Inc.	25,343	685,898

		685,898

ENERGY — 3.91%
Oil, Gas & Consumable Fuels — 3.91%
NovaTek OAO-GDR Reg S	201,266	18,617,105
Reliance Industries Ltd.	1,884,781	24,752,825
YPF S.A. ADR	760,981	11,589,741

		54,959,671

FOOD & STAPLES RETAILING — 3.23%
Food & Staples Retailing — 3.23%
Magnit PJSC GDR	406,458	19,416,499
Puregold Price Club, Inc.	16,726,562	11,093,783
Wal-Mart de Mexico S.A.B. de C.V.	6,048,542	14,923,761

		45,434,043

FOOD, BEVERAGE & TOBACCO — 7.66%
Beverages — 1.72%
Kweichow Moutai Co., Ltd.	807,136	24,162,913
Food Products — 3.52%
Grupo Lala, S.A.B. de C.V.	5,929,336	14,026,356
Ulker Biskuvi Sanayi A.S.	2,642,329	16,725,536
Universal Robina Corp.	4,560,251	18,732,738
Tobacco — 2.42%
ITC Ltd.	6,800,287	34,084,315

		107,731,858

HEALTH CARE EQUIPMENT & SERVICES — 3.12%
Health Care Providers & Services — 3.12%
Life Healthcare Group Holdings Ltd.	12,952,607	33,282,270
Qualicorp SA	2,837,420	10,621,090

		43,903,360

HOUSEHOLD & PERSONAL PRODUCTS — 1.55%
Household Products — 1.36%
Colgate Palmolive Co.	300,341	19,059,640

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

	Shares/ Principal Amount	Value
Personal Products — 0.19%
AmorePacific Corp.	8,353	$2,713,157

		21,772,797

INSURANCE — 3.68%
Insurance — 3.68%
AIA Group Ltd.	7,665,473	39,612,931
BB Seguridade Participacoes S.A.	1,939,304	12,136,242

		51,749,173

MATERIALS — 4.39%
Chemicals — 1.22%
Yanbu National Petrochemical Co.	1,491,305	17,130,969
Construction Materials — 1.89%
Anhui Conch Cement Co. Ltd.	9,049,255	26,563,771
Metals & Mining — 1.28%
Grupo Mexico, S.A.B. de C.V.	7,440,874	17,998,174

		61,692,914

MEDIA — 4.34%
Media — 4.34%
[a] Liberty Global plc LiLAC	584,435	20,011,054
Vivendi	592,713	13,994,341
Zee Entertainment Enterprises Ltd.	4,518,110	26,951,036

		60,956,431

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.80%
Pharmaceuticals — 3.80%
[a,b] China Animal Healthcare Ltd.	36,512,418	2,355,625
Novo Nordisk A/S	316,325	16,968,949
[a] Sun Pharmaceutical Industries Ltd.	1,504,497	19,963,694
Tasly Pharmaceutical Group Co., Ltd.	2,722,125	14,190,625

		53,478,893

REAL ESTATE — 1.34%
Real Estate Management & Development — 1.34%
Emaar Properties PJSC	10,693,122	18,807,364

		18,807,364

RETAILING — 4.20%
Internet & Catalog Retail — 2.06%
[a] Vipshop Holdings Ltd. ADR	1,727,602	29,023,713
Multiline Retail — 2.14%
Matahari Department Store Tbk	13,372,709	14,696,288
Robinsons Retail Holdings, Inc.	9,842,790	15,362,249

		59,082,250

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.08%
Semiconductors & Semiconductor Equipment — 6.08%
Hermes Microvision, Inc.	394,740	14,925,254
SK Hynix, Inc.	1,180,199	33,405,616
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,789,300	37,127,975

		85,458,845

SOFTWARE & SERVICES — 13.79%
Information Technology Services — 1.90%
Visa, Inc.	384,228	26,765,323
Internet Software & Services — 10.86%
[a] Alibaba Group Holding Ltd. ADR	243,696	14,370,753
[a] Baidu, Inc. ADR	182,978	25,143,007
[a] Facebook, Inc.	443,852	39,902,295
Just Dial Ltd.	757,582	11,391,429
Tencent Holdings Ltd.	2,934,828	49,039,713
[a] Yandex NV	1,193,820	12,809,689
Software — 1.03%
Linx S.A.	1,301,101	14,440,268

		193,862,477

TECHNOLOGY HARDWARE & EQUIPMENT — 1.45%
Electronic Equipment, Instruments & Components — 1.45%
Largan Precision Co. Ltd.	261,318	20,316,577

		20,316,577

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 4.07%
Wireless Telecommunication Services — 4.07%
Bharti Infratel Ltd.	3,103,341	$16,823,947
China Mobile Ltd.	3,415,730	40,327,391

		57,151,338

TRANSPORTATION — 4.96%
Road & Rail — 2.29%
Kansas City Southern	354,558	32,222,231
Transportation Infrastructure — 2.67%
Airports of Thailand Public Company Ltd.	3,038,705	23,525,998
Shanghai International Air Co., Ltd.	3,188,813	13,904,752

		69,652,981

UTILITIES — 2.26%
Electric Utilities — 2.26%
Equatorial Energia SA	1,398,995	11,948,536
Korea Electric Power Corp.	478,344	19,774,619

		31,723,155

TOTAL COMMON STOCK (Cost $1,352,880,024)		1,287,203,225

OTHER GOVERNMENT — 0.63%
Nota Do Tesouro Nacional (BRL), 10.00%, 1/1/2021	$42,192,000	8,853,679

TOTAL OTHER GOVERNMENT (Cost $9,096,317)		8,853,679

SHORT TERM INVESTMENTS — 7.06%
[c] Thornburg Capital Management Fund	9,917,505	99,175,054

TOTAL SHORT TERM INVESTMENTS (Cost $99,175,054)		99,175,054

TOTAL INVESTMENTS — 99.27% (Cost $1,461,151,395)		$1,395,231,958
OTHER ASSETS LESS LIABILITIES — 0.73%		10,309,250

NET ASSETS — 100.00%		$1,405,541,208

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities and/or a series of the Thornburg Investment Trust invested for cash management purposes during the period are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal September 30, 2015	Market Value September 30, 2015	Investment Income	Realized Gain (loss)
Thornburg Capital Management Fund	—	25,441,077	15,523,572	9,917,505	$99,175,054	$51,124	$—

					$99,175,054	$51,124	$—

Total non-controlled affiliated issuers - 7.06% of net assets

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
BRL	Denominated in Brazilian Real
GDR	Global Depository Receipt

See notes to financial statements.

Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	September 30, 2015

ASSETS
Investments at value (cost $1,461,151,395) (Note 2)	$1,395,231,958
Cash	5,679,615
Cash denominated in foreign currency (cost $866,906)	866,906
Receivable for investments sold	39,739,770
Receivable for fund shares sold	4,654,697
Unrealized appreciation on forward currency contracts (Note 7)	1,723,656
Dividends receivable	179,484
Dividend and interest reclaim receivable	379,842
Prepaid expenses and other assets	70,065

Total Assets	1,448,525,993

LIABILITIES
Payable for investments purchased	27,876,729
Payable for fund shares redeemed	7,071,315
Unrealized depreciation on forward currency contracts (Note 7)	6,110,530
Payable to investment advisor and other affiliates (Note 3)	1,218,532
Accounts payable and accrued expenses	707,679

Total Liabilities	42,984,785

NET ASSETS	$1,405,541,208

NET ASSETS CONSIST OF
Undistributed net investment income	$585,376
Net unrealized depreciation on investments	(70,349,630)
Accumulated net realized gain (loss)	(253,064,433)
Net capital paid in on shares of beneficial interest	1,728,369,895

$1,405,541,208

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	September 30, 2015

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($ 207,281,962 applicable to 13,788,767 shares of beneficial interest outstanding - Note 4)	$15.03
Maximum sales charge, 4.50% of offering price	0.71

Maximum offering price per share	$15.74

Class C Shares:
Net asset value and offering price per share* ($ 154,942,654 applicable to 10,703,956 shares of beneficial interest outstanding - Note 4)	$14.48

Class I Shares:
Net asset value, offering and redemption price per share ($ 1,016,898,652 applicable to 66,612,250 shares of beneficial interest outstanding - Note 4)	$15.27

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 5,362,761 applicable to 352,422 shares of beneficial interest outstanding - Note 4)	$15.22

Class R6 Shares:
Net asset value, offering and redemption price per share ($ 21,055,179 applicable to 1,380,219 shares of beneficial interest outstanding - Note 4)	$15.25

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $3,300,179)	$40,136,789
Interest income	472,459

Total Income	40,609,248

EXPENSES
Investment advisory fees (Note 3)	21,749,887
Administration fees (Note 3)
Class A Shares	425,465
Class C Shares	268,072
Class I Shares	948,936
Class R5 Shares	3,873
Distribution and Service fees (Note 3)
Class A Shares	850,930
Class C Shares	2,142,538
Transfer agent fees
Class A Shares	547,010
Class C Shares	318,937
Class I Shares	2,085,272
Class R5 Shares	23,048
Class R6 Shares	6,996
Registration and filing fees
Class A Shares	40,935
Class C Shares	29,349
Class I Shares	174,624
Class R5 Shares	26,411
Class R6 Shares	26,199
Custodian fees (Note 3)	1,861,890
Professional fees	101,847
Accounting fees (Note 3)	114,620
Trustee fees	98,410
Other expenses	357,911

Total Expenses	32,203,160
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,087,902)
Fees paid indirectly (Note 3)	(1,715)

Net Expenses	31,113,543

Net Investment Income	$9,495,705

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Year Ended September 30, 2015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(199,268,141)
Forward currency contracts (Note 7)	21,938,517
Foreign currency transactions	(750,726)

(178,080,350)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $1,941,241)	(221,300,404)
Forward currency contracts (Note 7)	(14,303,854)
Foreign currency translations	(34,341)

(235,638,599)

Net Realized and Unrealized Loss	(413,718,949)

Net Decrease in Net Assets Resulting from Operations	$(404,223,244)

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$9,495,705	$8,944,272
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(178,080,350)	(55,956,032)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency transactions, and deferred taxes	(235,638,599)	106,193,757

Net Increase (Decrease) in Net Assets Resulting from Operations	(404,223,244)	59,181,997

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(305,746)	—
Class I Shares	(7,517,677)	(8,251,450)
Class R5 Shares	(39,389)	(30,897)
Class R6 Shares	(178,462)	(125,833)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(194,862,909)	82,624,988
Class C Shares	(35,907,758)	123,568,782
Class I Shares	(1,052,861,620)	1,529,968,464
Class R5 Shares	(677,452)	6,846,989
Class R6 Shares	3,921,323	7,904,266

Net Increase (Decrease) in Net Assets	(1,692,652,934)	1,801,687,306

NET ASSETS
Beginning of Year	3,098,194,142	1,296,506,836

End of Year	$1,405,541,208	$3,098,194,142

Undistributed net investment income	$585,376	$975,260

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of Thornburg Investment Trust (the “Trust”) have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is not longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities*
Common Stock(b)	$1,287,203,225	$1,234,006,137	$50,841,463	$2,355,625
Other Government	8,853,679	—	8,853,679	—
Short Term Investments	99,175,054	99,175,054	—	—

Total Investments in Securities	$1,395,231,958	$1,333,181,191	$59,695,142	$2,355,625
Other Financial Instruments**
Forward Currency Contracts	$1,723,656	$—	$1,723,656	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(6,110,530)	$—	$(6,110,530)	$—
Spot Currency	$(25,543)	$(25,543)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a fair value determination was applied to a portfolio security characterized as a Level 3 investment at September 30, 2015. The valuation technique and unobservable inputs used to value this portfolio security was a discount to the valuation determined by the Valuation and Pricing Committee due to a halt in trading of the security and lack of information as well as illiquidity.
(b)	At September 30, 2015, industry classifications for Common Stock in levels 2 and 3 consist of $27,315,465 in Banks, $2,355,625 in Pharmaceuticals, Biotechnology and Life Sciences, and $23,525,998 in Transportation.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no significant transfers between Levels 1 and 2 for the year ended September 30, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015 is as follows:

	Common Stock	Total(d)
Beginning Balance 9/30/2014	$—	$—
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)(a)	(1,437,797)	(1,437,797)
Gross Purchases	4,856,455	4,856,455
Gross Sales	(5,678,608)	(5,678,608)
Net Change in Unrealized Appreciation (Depreciation)(b)	(25,942,024)	(25,942,024)
Transfers into Level 3(c)	30,557,599	30,557,599
Transfers out of Level 3(c)	—	—

Ending Balance 9/30/2015	$2,355,625	$2,355,625

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2015.
(c)	Transfers into or out of Level 3 were out of or into Level 1, and were due to changes in other significant observable inputs available during the year ended September 30, 2015. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 0.17% of total net assets at September 30, 2015. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2015, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $114,620 to the Advisor for these accounting services. The Trust also has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2015, the Distributor has advised the Fund that it earned commissions aggregating $45,654 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $80,130 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2015, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2015, the Advisor voluntarily waived $1,010,430 for Class I shares and contractually reimbursed certain class specific expenses, administrative fees, and distribution fees, of $45,055 for Class R5 shares, and $32,417 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2015, fees paid indirectly were $1,715.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2015, the Fund had transactions of $13,269,217 in purchases and $21,998,900 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,122,531	$109,999,302	26,633,924	$496,153,221
Shares issued to shareholders in reinvestment of dividends	19,021	288,166	—	—
Shares repurchased	(17,017,940)	(305,150,377)	(21,504,634)	(413,528,233)

Net increase (decrease)	(10,876,388)	$(194,862,909)	5,129,290	$82,624,988

Class C Shares
Shares sold	2,635,964	$46,044,059	8,033,799	$146,627,479
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(4,826,475)	(81,951,817)	(1,261,929)	(23,058,697)

Net increase (decrease)	(2,190,511)	$(35,907,758)	6,771,870	$123,568,782

Class I Shares
Shares sold	58,044,611	$1,065,967,200	97,016,008	$1,859,284,051
Shares issued to shareholders in reinvestment of dividends	437,693	6,877,427	380,810	7,330,398
Shares repurchased	(117,474,718)	(2,125,706,247)	(17,664,136)	(336,645,985)

Net increase (decrease)	(58,992,414)	$(1,052,861,620)	79,732,682	$1,529,968,464

Class R5 Shares
Shares sold	251,105	$4,536,726	404,809	$7,802,660
Shares issued to shareholders in reinvestment of dividends	2,544	39,389	1,613	30,897
Shares repurchased	(295,282)	(5,253,567)	(51,015)	(986,568)

Net increase (decrease)	(41,633)	$(677,452)	355,407	$6,846,989

Class R6 Shares
Shares sold	1,107,694	$20,345,235	941,731	$18,097,326
Shares issued to shareholders in reinvestment of dividends	9,657	150,167	4,651	89,174
Shares repurchased	(938,665)	(16,574,079)	(542,356)	(10,282,234)

Net increase (decrease)	178,686	$3,921,323	404,026	$7,904,266

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $2,229,100,066 and $3,408,583,363, respectively.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,465,631,835

Gross unrealized appreciation on a tax basis	$131,963,140
Gross unrealized depreciation on a tax basis	(202,363,017)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(70,399,877)

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

At September 30, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $179,997,843. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At September 30, 2015, the Fund had cumulative tax basis capital losses of $72,973,025, (of which $56,834,022 are short-term and $16,139,003 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund decreased accumulated net realized losses by $1,844,315 and decreased undistributed net investment income by $1,844,315. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign capital gain taxes, passive foreign investment company (“PFIC”) investments, and foreign currency gains (losses).

At September 30, 2015, the Fund had $573,243 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2015, and September 30, 2014, was as follows:

	2015	2014
Distributions from:
Ordinary income	$8,041,274	$8,408,180
Capital gains	—	—

Total	$8,041,274	$8,408,180

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2015 was $174,135,844. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan Renminbi	Buy	356,516,000	02/16/2016	55,238,444	$1,673,734	$—
Chinese Yuan Renminbi	Buy	278,137,800	02/16/2016	43,094,557	—	(44,303)
Chinese Yuan Renminbi	Sell	1,224,658,260	02/16/2016	189,748,052	—	(2,928,492)
Chinese Yuan Renminbi	Sell	1,094,018,000	02/16/2016	169,506,703	—	(2,999,996)
Euro	Buy	2,341,800	10/13/2015	2,617,144	49,922	—
Euro	Sell	2,341,800	10/13/2015	2,617,144	—	(29,115)
South Korean Won	Sell	34,724,287,600	03/14/2016	29,193,378	—	(108,624)

Total					$1,723,656	$(6,110,530)

Net unrealized appreciation (depreciation)						$(4,386,874)

The outstanding forward currency contracts in the foregoing table were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2015 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,723,656

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(6,110,530)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2015 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $4,386,874. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2015

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2015 are disclosed in the following tables:

Net Realized Gain (loss) on Derivative Financial Instruments
Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$21,938,517	$21,938,517

Net Change in Unrealized Appreciation (depreciation) of Derivative Financial Instruments
Recognized in Income for the Year Ended September 30, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(14,303,854)	$(14,303,854)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
CLASS A SHARES
2015(b)	$18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$15.03	0.14	1.53		1.53		1.53		(19.12)	96.74	$207,282
2014(b)	$17.77	0.03	0.81	0.84	—	—	—	$18.61	0.15	1.45		1.45		1.45		4.73	61.46	$459,121
2013(b)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05	1.48		1.48		1.59		13.19	61.67	$347,073
2012(b)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)	1.69		1.69		1.85		25.68	129.49	$39,390
2011(b)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)	1.63		1.62		1.89		(13.34)	129.15	$24,929
CLASS C SHARES
2015	$18.03	(0.09)	(3.46)	(3.55)	—	—	—	$14.48	(0.55)	2.27		2.27		2.27		(19.69)	96.74	$154,943
2014	$17.34	(0.11)	0.80	0.69	—	—	—	$18.03	(0.62)	2.23		2.23		2.23		3.98	61.46	$232,493
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)	2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)	2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)	2.34		2.34		2.89		(13.96)	129.15	$7,258
CLASS I SHARES
2015	$18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$15.27	0.52	1.09		1.09		1.14		(18.75)	96.74	$1,016,898
2014	$18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$18.92	0.54	1.09		1.09		1.09		5.20	61.46	$2,376,420
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52	1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57	1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55	1.04		1.04		1.47		(12.89)	129.15	$27,019
CLASS R5 SHARES
2015	$18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$15.22	0.66	1.09		1.09		1.67		(18.72)	96.74	$5,363
2014	$18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$18.86	0.67	1.09		1.09		1.90		5.17	61.46	$7,433
2013(d)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47 (c)	1.07	(c)	1.07	(c)	17.45	(c)(e)	3.14	61.67	$697
CLASS R6 SHARES
2015	$18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$15.25	0.84	0.99		0.99		1.10		(18.68)	96.74	$21,055
2014	$18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$18.91	0.57	0.99		0.99		1.10		5.26	61.46	$22,727
2013(d)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20 (c)	0.98	(c)	0.98	(c)	1.99	(c)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Annualized.
(d)	Effective date of this class of shares was February 1, 2013.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Developing World Fund

To the Trustees and Shareholders of

Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Developing World Fund (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

28    Annual Report

EXPENSE EXAMPLE

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period† 4/1/15–9/30/15
Class A Shares
Actual	$1,000.00	$846.60	$7.49
Hypothetical*	$1,000.00	$1,016.96	$8.18
Class C Shares
Actual	$1,000.00	$843.80	$10.89
Hypothetical*	$1,000.00	$1,013.26	$11.89
Class I Shares
Actual	$1,000.00	$849.00	$5.29
Hypothetical*	$1,000.00	$1,019.35	$5.77
Class R5 Shares
Actual	$1,000.00	$849.50	$5.05
Hypothetical*	$1,000.00	$1,019.60	$5.52
Class R6 Shares
Actual	$1,000.00	$849.10	$4.59
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.62%; C: 2.36%; I: 1.14%; R5: 1.09%; R6: 0.99%;) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2015, dividends paid by the Thornburg Developing World Fund of $8,041,274 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2015, the Thornburg Developing World Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 17.40% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2015, as qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2015, foreign source income and foreign taxes paid are $41,295,030 and $4,450,505, respectively. The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2015. Complete information will be reported in conjunction with your 2015 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2015.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2015 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling and considered a wide range of information, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

the Advisor throughout the year addressing a wide variety of topics. The Trustees also considered in this regard presentations by the Advisor at the meeting sessions scheduled for consideration of approval of a renewal of the advisory agreement. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ positive perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s collaborative approach to investment management, the Advisor’s cognizance of and strategies to address market and economic trends and conditions, measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of electronic systems and other measures to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the five calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the five calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was lower than the return for the fund category and comparable to the return of the securities index, and that the Fund’s returns for the preceding four calendar years exceeded the returns for the index and the category in all years. Noted quantitative data also showed that the Fund’s annualized investment returns fell in the fourth quartile of performance for the first mutual fund category for the year-to-date period ended with the second quarter of the current year, fell in the third quartile of performance for the first fund category for the one-year period, and fell in the top decile of performance for the three-year and five year periods. Data for the second fund category showed that the Fund’s annualized investment returns similarly fell in the fourth quartile of performance for the year-to-date period, fell in the third quartile of performance of the category for the one-year period, and fell in or at the top decile of performance for the three-year and five-year periods. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s benchmark index. The Trustees attached additional significance to the performance from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average levels for the fund category, the level of total expense for one representative share class of the Fund was comparable to the median expense level for the category and slightly lower than the average expense level for the category, and that the level of total expense for a second representative share class was somewhat lower than the median and average total expense level for the category. Peer group data showed the Fund’s advisory fee level was slightly lower than the median of each peer group, and that the total expense level for two representative share classes of the Fund fell below the median of each peer group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2015 (Unaudited)

are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over a range of pertinent holding periods on the whole is satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2149

Thornburg Capital Management Fund

Commencement | July 31, 2015
Annual Report | September 30, 2015

Thornburg
INVESTMENT MANAGEMENT

FIRM OVERVIEW

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to advise you that David L. Gardner has been appointed as a new Trustee of Thornburg Investment Trust, effective October 1, 2015.

Information about Mr. Gardner is presented in the Trustees and Officers section of this report, and we invite you to review that information, together with the information about our other Trustees.

Thank you for your continuing interest in the Thornburg Funds.

Sincerely,

Garrett Thornburg

Chairman of Trustees

The Firm

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $56 billion (as of September 30, 2015) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

Core Investment Principles

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Annual Report

Annual Report

Thornburg Capital Management Fund

September 30, 2015

Share Class	NASDAQ Symbol	CUSIP
Class I	N/A	885-216-739

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Capital Management Fund	September 30, 2015 (Unaudited)

October 16, 2015

Dear Shareholder:

The Thornburg Capital Management Fund (TCMF) was started on July 31, 2015 with the goal of providing better risk exposures for cash management across the Thornburg family of funds with higher returns and lower costs. Through September 30, 2015 we have generally invested approximately $2 billion of Thornburg Investment Trust cash in high-quality, short-term instruments. With the custodian of the Thornburg Investment Trust funds charging 20 basis points (0.20%) for large cash balances, the annualized distribution yields from the portfolio of between 23 and 30 basis points represents a significant pick-up in return.

High return, however, is not what the TCMF is designed to provide. Instead, by combining the cash balances of all eligible Thornburg Investment Trust portfolios into a single pool, we seek to reduce costs of investing and significantly diversify and reduce high risk exposure in any given portfolio. As an example, while we wish to invest cash balances in some sort of short-term, high-quality investments (due both to the custodian’s charge and the singular exposure to the custodian if cash is left uninvested), doing so on a fund-by-fund basis incurs significant transaction costs. While the costs themselves are low (ticketing costs are $6 and an additional $6 for every maturity), these costs can add up quickly in a portfolio of overnight securities. Duplicate trades in different portfolios incur separate charges, and with 10 different eligible portfolios, the multiplier effect on costs is high. Combining all of the cash into a single portfolio eliminates the majority of those costs.

Risk diversification is also an important factor in the design of the TCMF. Because we expect to have a large pool of assets, we can buy a number of different names and still expect to have a vast cost advantage versus splitting investments amongst portfolios. As of September 30, 2015, our largest exposure away from supranationals or U.S. government entities was Pacific Gas and Electric, at 4.88% of the portfolio. Keep in mind that at the investing fund level, this is 4.88% of the cash position. As an example, if cash in the investing fund sat at 10%, the investing fund Pacific Gas and Electric position would be 0.488%. All of the Fund’s investments are rated A-1+, A-1 or A-2 by S&P. 33.5% of the portfolio was invested overnight, with a total of 37.2% available immediately to portfolio managers of investing funds if the 3.7% of uninvested cash is included. The September 30, 2015 weighted average maturity (WAM) was 8.22 days.

The above figures should give investors a picture of a very high quality, very short term, very liquid portfolio that avoids undue fees and provides a notable return over the custodian’s negative 20 basis point (0.20%) penalty rate. Again, the Fund’s goal is not to provide high returns but rather to reduce and diversify risk. We believe that this structure is a significant improvement over a fragmented, costly, less diversified outcome of investing the cash of each fund separately and should be a benefit to all of the participating portfolios of Thornburg Investment Trust.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

4    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Capital Management Fund	September 30, 2015

PORTFOLIO COMPOSITION

30-Day Yields

SEC Yield	0.26%

Annualized Distribution Yield	0.26%

	Shares/ Principal Amount	Value
U.S. TREASURY SECURITIES — 1.41%
United States Treasury Bill, 0.09%, 10/1/2015	$25,000,000	$25,000,000

TOTAL U.S. TREASURY SECURITIES (Cost $25,000,000)		25,000,000

U.S. GOVERNMENT AGENCIES — 6.63%
Farmer Mac Discount Note, 0.12%, 10/8/2015	6,000,000	5,999,860
Farmer Mac Discount Note, 0.10%, 10/13/2015	25,000,000	24,999,167
Federal Farm Credit Discount Note, 0.00%, 10/1/2015	50,000,000	50,000,000
Federal Home Loan Discount Note, 0.07%, 10/7/2015	2,000,000	1,999,978
Federal Home Loan Discount Note, 0.07%, 10/9/2015	29,600,000	29,599,545
Federal Home Loan Discount Note, 0.13%, 10/16/2015	5,000,000	4,999,733

TOTAL U.S. GOVERNMENT AGENCIES (Cost $117,598,283)		117,598,283

OTHER GOVERNMENT — 9.59%
Inter-American Development Bank Discount Note, 0.01%, 10/1/2015	75,000,000	75,000,000
Inter-American Development Bank Discount Note, 0.10%, 10/7/2015	25,000,000	24,999,583
International Bank for Reconstruction Discount Note, 0.09%, 10/16/2015	10,000,000	9,999,625
International Bank for Reconstruction Discount Note, 0.03%, 10/19/2015	10,000,000	9,999,875
World Bank Group Discount Note, 0.13%, 10/15/2015	25,000,000	24,998,736
World Bank Group Discount Note, 0.11%, 10/15/2015	25,000,000	24,998,931

TOTAL OTHER GOVERNMENT (Cost $169,996,750)		169,996,750

MUNICIPAL BONDS — 2.28%
New York State Housing Finance Agency Revenue, 0.39%, 11/1/2049, put 10/7/2015 (weekly demand notes)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, 0.45%, 5/1/2048, put 10/1/2015 (daily demand notes)	30,450,000	30,450,000

TOTAL MUNICIPAL BONDS (Cost $40,450,000)		40,450,000

SHORT TERM INVESTMENTS — 76.36%
AGL Capital Corp., 0.40%, 10/9/2015	31,000,000	30,997,244
Agrium, Inc., 0.50%, 10/13/2015	35,000,000	34,994,167
Airgas, Inc., 0.38%, 10/1/2015	9,000,000	9,000,000
Airgas, Inc., 0.46%, 10/23/2015	38,000,000	37,989,318
Ameren Corp, 0.46%, 10/6/2015	20,000,000	19,998,722
Ameren Corp, 0.41%, 10/9/2015	34,000,000	33,996,902
Anthem, Inc., 0.40%, 10/19/2015	14,200,000	14,197,160
Atmos Energy Corp, 0.35%, 10/6/2015	33,000,000	32,998,396
Atmos Energy Corp, 0.37%, 10/7/2015	22,000,000	21,998,643
Autozone, Inc., 0.40%, 10/15/2015	14,000,000	13,997,822
Autozone, Inc., 0.38%, 10/26/2015	5,000,000	4,998,681
Avery Dennison Corp, 0.30%, 10/1/2015	30,000,000	30,000,000
Bacardi Ltd., 0.40%, 10/21/2015	2,000,000	1,999,556
Bacardi Martini B V, 0.42%, 10/7/2015	6,000,000	5,999,580
Bacardi Martini B V, 0.45%, 10/7/2015	4,000,000	3,999,700
Bacardi Martini B V, 0.44%, 10/14/2015	6,000,000	5,999,047
Bacardi USA, Inc., 0.40%, 10/7/2015	20,000,000	19,998,667

Annual Report    5

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2015

	Shares/ Principal Amount	Value
Bank of New York Tri-Party Repurchase Agreement 0.25% dated 9/30/2015 due 10/1/2015, repurchase price $63,000,438 collateralized by 1 U.S. Government debt security and 27 corporate debt securities, having an average coupon of 4.06%, a minimum credit rating of BBB-, maturity dates from 10/1/2015 to 3/1/2046, and having an aggregate market value of $67,260,751 at 9/30/2015	$63,000,000	$63,000,000
Bayer AG, 0.41%, 10/7/2015	54,000,000	53,996,310
Brown-Forman Corp., 0.17%, 10/22/2015	13,000,000	12,998,711
CBS Corp, 0.43%, 10/16/2015	7,000,000	6,998,746
CBS Corp, 0.40%, 10/21/2015	10,000,000	9,997,778
Centerpoint Energy, Inc., 0.44%, 10/13/2015	28,000,000	27,995,893
Centerpoint Energy, Inc., 0.46%, 10/13/2015	19,711,000	19,707,978
Consolidated Edison Co., 0.30%, 10/14/2015	5,029,000	5,028,455
Delmarva Power & Light, 0.37%, 10/1/2015	35,000,000	35,000,000
Diageo Capital plc, 0.30%, 10/7/2015	3,000,000	2,999,850
Discovery Communication, 0.36%, 10/1/2015	25,950,000	25,950,000
Edison International, 0.42%, 10/9/2015	10,000,000	9,999,067
Edison International, 0.41%, 10/22/2015	9,000,000	8,997,847
Edison International, 0.41%, 10/23/2015	26,000,000	25,993,486
ENI Finance USA, Inc., 0.35%, 10/2/2015	35,000,000	34,999,660
ENI Finance USA, Inc., 0.50%, 10/23/2015	5,000,000	4,998,472
Equifax, Inc., 0.45%, 10/1/2015	9,000,000	9,000,000
Equifax, Inc., 0.38%, 10/5/2015	7,000,000	6,999,704
Hewlett Packard Co., 0.65%, 10/7/2015	35,000,000	34,996,208
Hitachi America, 0.33%, 10/1/2015	33,000,000	33,000,000
Kansas City Power & Light, 0.35%, 10/1/2015	35,000,000	35,000,000
Leggett & Platt, 0.41%, 10/28/2015	25,000,000	24,992,312
Mondelez International, Inc., 0.35%, 10/5/2015	38,000,000	37,998,522
Mondelez International, Inc., 0.38%, 10/21/2015	6,000,000	5,998,733
Nextera Energy Capital Holdings, Inc., 0.40%, 10/5/2015	43,000,000	42,998,089
Northern Illinios Gas Co., 0.28%, 10/1/2015	30,000,000	30,000,000
Oglethorpe Power Corp., 0.19%, 10/8/2015	28,000,000	27,998,965
Oglethorpe Power Corp., 0.20%, 10/19/2015	16,000,000	15,998,400
Pacific Gas & Electric Co., 0.35%, 10/2/2015	6,000,000	5,999,942
Pacific Gas & Electric Co., 0.32%, 10/7/2015	29,000,000	28,998,453
Pacific Gas & Electric Co., 0.34%, 10/8/2015	3,000,000	2,999,802
Pacific Gas & Electric Co., 0.37%, 10/16/2015	11,000,000	10,998,304
Pacific Gas & Electric Co., 0.33%, 10/22/2015	10,000,000	9,998,075
Pacific Gas & Electric Co., 0.34%, 10/28/2015	27,500,000	27,492,987
Plains All American Pipeline LP, 0.38%, 10/6/2015	34,000,000	33,998,206
PPL Electric Utilities Corp., 0.33%, 10/1/2015	33,000,000	33,000,000
Ryder System, Inc., 0.34%, 10/7/2015	4,000,000	3,999,773
Ryder System, Inc., 0.40%, 10/28/2015	30,000,000	29,991,000
Snap-on, Inc., 0.31%, 10/2/2015	24,000,000	23,999,793
Southern California Edison, 0.28%, 10/13/2015	5,500,000	5,499,487
Spectra Energy Capital, 0.35%, 10/1/2015	22,000,000	22,000,000
Spectra Energy Capital, 0.46%, 10/2/2015	3,000,000	2,999,962
Spectra Energy Capital, 0.40%, 10/5/2015	10,000,000	9,999,556
Stanley Black & Decker, Inc., 0.30%, 10/1/2015	34,000,000	34,000,000
Sysco Corp., 0.23%, 10/1/2015	35,000,000	35,000,000
Volvo Group Treasury, 0.50%, 10/6/2015	19,000,000	18,998,681
Volvo Group Treasury, 0.48%, 10/20/2015	26,000,000	25,993,413
VW Credit, Inc., 0.15%, 10/1/2015	11,000,000	11,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $1,353,774,225)		1,353,774,225

TOTAL INVESTMENTS — 96.27% (Cost $1,706,819,258)		$1,706,819,258
OTHER ASSETS LESS LIABILITIES — 3.73%		66,040,862

NET ASSETS — 100.00%		$1,772,860,120

See notes to financial statements.

6    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Capital Management Fund	September 30, 2015

ASSETS
Investments at value (cost $1,706,819,258) (Note 2)	$1,706,819,258
Cash	66,063,729
Interest receivable	14,366

Total Assets	1,772,897,353

LIABILITIES
Accounts payable and accrued expenses	37,233

Total Liabilities	37,233

NET ASSETS	$1,772,860,120

NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	1,772,860,120

$1,772,860,120

NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($1,772,860,120 applicable to 177,286,012 shares of beneficial interest outstanding - Note 4)	$10.00

See notes to financial statements.

Annual Report    7

STATEMENT OF OPERATIONS

Thornburg Capital Management Fund	Period Ended September 30, 2015*

INVESTMENT INCOME
Interest income	$1,068,136

EXPENSES
Transfer agent fees	900
Registration and filing fees	61
Custodian fees (Note 3)	16,800
Professional fees	52,340
Accounting fees (Note 3)	14,480
Trustee fees	17,630
Other expenses	2,275

Total Expenses	104,486

Net Investment Income	$963,650

*	For the period from commencement of operations on July 31, 2015 through September 30, 2015.

See notes to financial statements.

8    Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Capital Management Fund

Period Ended* September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$963,650

Net Increase (Decrease) in Net Assets Resulting from Operations	963,650

DIVIDENDS TO SHAREHOLDERS
From net investment income	(963,650)

FUND SHARE TRANSACTIONS (NOTE 4)
Class I shares	1,772,860,120

Net Increase in Net Assets	1,772,860,120

NET ASSETS
Beginning of Period	—

End of Period	$1,772,860,120

*	For the period from commencement of operations on July 31, 2015 through September 30, 2015.

See notes to financial statements.

Annual Report    9

NOTES TO FINANCIAL STATEMENTS

Thornburg Capital Management Fund	September 30, 2015

NOTE 1 – ORGANIZATION

Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and without a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may only be made by investment companies or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Currently the Fund’s shares are only sold to certain other series of shares of the Trust. Thornburg Investment Management, Inc., acting as agent for the other series of shares of the Trust, will effect all purchases of shares of the Fund on behalf of those other series of the Trust.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee. The Valuation and Pricing Committee is authorized by the Audit Committee to calculate values of commercial paper having a remaining maturity of 60 days or less using amortized cost, subject to regular confirmation of those calculated values using procedures approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons,

10    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2015

the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is not longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$25,000,000	$—	$25,000,000	$—
U.S. Government Agencies	117,598,283	—	117,598,283	—
Other Government	169,996,750	—	169,996,750	—
Municipal Bonds	40,450,000	—	40,450,000	—
Short Term Investments	1,353,774,225	—	1,353,774,225	—

Total Investments in Securities	$1,706,819,258	$—	$1,706,819,258	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the period ended September 30, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2015

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income and realized and unrealized gains and losses are allocated daily to the Fund based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of the Fund at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the period ended September 30, 2015 the Fund paid $14,480 to the Advisor for these accounting services. The Advisor provides certain administrative services to the Fund. No fees are charged for those services.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended* September 30, 2015
	Shares	Amount
Class I Shares
Shares sold	431,721,191	$4,317,211,909
Shares issued to shareholders in reinvestment of dividends	96,365	963,650
Shares repurchased	(254,531,544)	(2,545,315,439)

Net increase (decrease)	177,286,012	$1,772,860,120

*	For the period from commencement of operations on July 31, 2015 through September 30, 2015.

NOTE 5 – INVESTMENT TRANSACTIONS

For the period ended September 30, 2015, the Fund had no purchase and sale transactions of investments other than short-term investments.

12    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2015

NOTE 6 – INCOME TAXES

At September 30, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,706,819,258

Net unrealized appreciation (depreciation) on investments (tax basis)	$0

There is no unrealized gain (loss) on the Fund due to all securities being priced by the amortized cost method with less than sixty days to maturity at purchase.

At September 30, 2015, the Fund did not have any undistributed net tax-exempt income, undistributed tax basis net ordinary income or undistributed tax basis capital gains.

The tax character of distributions paid during the period ended September 30, 2015 of $963,650 was from tax basis net ordinary income.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, foreign investment risk, and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    13

FINANCIAL HIGHLIGHTS

Thornburg Capital Management Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)											RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+		Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations		Dividends from Net Investment Income		Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)		Net Assets at End of Period (Thousands)
Class I Shares
2015(b)	$10.00	0.00	(c)	—	(0.00	)(d)	(0.00	)(e)	—	(0.00)	$10.00	0.26	(f)	0.03	(f)	0.03	(f)	0.03	(f)	0.04	0.00	(g)	$1,772,860

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on July 31, 2015.
(c)	Net investment income was less than $0.01 per share.
(d)	Total from investment operations was less than $0.01 per share.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Annualized.
(g)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.

See notes to financial statements.

14 Annual Report	Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Capital Management Fund

To the Trustees and Shareholders of

Thornburg Capital Management Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Capital Management Fund (the “Fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period July 31, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2015

16    Annual Report

EXPENSE EXAMPLE

Thornburg Capital Management Fund	September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2015, and held until September 30, 2015.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period† 4/1/15–9/30/15
Actual	$1,000.00	$1,001.18	$0.14
Hypothetical*	$1,000.00	$1,024.93	$0.14

†	Expenses are equal to the annualized expense ratio of the Fund (I: 0.03%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds which may impose transactional costs. Shareholders of the Fund do not incur transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Annual Report    17

TRUSTEES AND OFFICERS

Thornburg Capital Management Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 70 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 60 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 70 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 74 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 54 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 66 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 52(7) Trustee since 2015	Founder of Santa Fe On Stage, LLC (national music contest sponsor); until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 61 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 56 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

18    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Capital Management Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 41 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 55 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 36 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 40 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 59 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 41 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 39 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 40 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 76 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 44 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 52 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 35 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 48 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 59 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 49 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 45 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 44 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Annual Report    19

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Capital Management Fund	September 30, 2015 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 41 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of twenty separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twenty Funds of the Trust. Each Trustee oversees the twenty Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twenty active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Gardner became a Trustee of the Trust effective October 1, 2015.
(8)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

20    Annual Report

OTHER INFORMATION

Thornburg Capital Management Fund	September 30, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on July 31, 2015. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2016. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund intends to file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. Because the Fund commenced investment operations on July 31, 2015, it will file its first Form N-Q for the quarter ending December 31, 2015. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Capital Management Fund pursuant to an investment advisory agreement. The Trustees considered this agreement for renewal for the first time since its initial approval, and determined to renew the agreement on September 15, 2015.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. Information noted by the Trustees in their evaluation as having been considered included information previously received from the Advisor respecting the Advisor’s proposed selection of investments and execution of the Fund’s investment strategies, and other factors. Portfolio holdings and related information confirmed that the Advisor had managed the Fund in the short period since commencement of investment operations in accordance with the Fund’s prospectus.

Investment Performance. Dividend distribution information appeared consistent with expectations respecting the Fund’s investment performance in view of current market conditions.

Comparisons of Fee and Expense Levels. The Trustees did not consider advisory fee levels because the Advisor does not charge advisory fees to the Fund. Expense information was consistent with expectations.

Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the advisory agreement, because the Advisor does not charge fees under that agreement.

Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the advisory agreement, because the Advisor does not receive a fee under that agreement.

Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over the limited period of time considered was satisfactory in the context of the Fund’s objectives and strategies, and that the Advisor has actively and competently pursued the Fund’s stated investment objectives and adhered to the Fund’s investment policies.

The Trustees further concluded that the level of the Fund’s expenses was reasonable.

Annual Report    21

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22    Annual Report

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Annual Report    23

This communication must be preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3477

Item 2.	Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that three members of the Trust’s audit committee, David A. Ater, David D. Chase and Sally Corning, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater, Mr. Chase and Ms. Corning are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4.	Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2014	Year Ended September 30, 2015
Thornburg Investment Trust	$679,000	$730,000

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2014	Year Ended September 30, 2015
Thornburg Investment Trust	$5,000	$-0-

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2014	Year Ended September 30, 2015
Thornburg Investment Trust	$326,304	$444,068

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2014	Year Ended September 30, 2015
Thornburg Investment Trust	$7,902	$8,245

The figure shown under All Other Fees for the year ended September 30, 2014 includes amounts from out of pocket expenses during the 2013 annual audit. The figure shown under All Other Fees for the year ended September 30, 2015 includes amounts from out of pocket expenses during the 2014 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2015, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Low Duration Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, and Capital Management Fund.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 25, 2015

By:	/s/ Jason H. Brady
Jason H. Brady
Treasurer and principal financial officer

Date:	November 25, 2015